As filed with the Securities and Exchange Commission on January 6, 2021
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2020
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Emerging Markets Debt Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal High Income Fund

Municipal Impact Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

Municipal Intermediate Bond Fund

Short Duration Bond Fund

Strategic Income Fund

Annual Report

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Emerging Markets Debt Fund	5
Floating Rate Income Fund	9
High Income Bond Fund	12
Municipal High Income Fund	15
Municipal Impact Fund	18
Municipal Intermediate Bond Fund	21
Short Duration Bond Fund	24
Strategic Income Fund	27
FUND EXPENSE INFORMATION	36
LEGEND	38

SCHEDULE OF INVESTMENTS

Core Bond Fund	39
Emerging Markets Debt Fund	51
Positions by Industry	68
Floating Rate Income Fund	80
Positions by Country	91
High Income Bond Fund	95
Municipal High Income Fund	111
Municipal Impact Fund	120
Municipal Intermediate Bond Fund	125
Short Duration Bond Fund	135
Strategic Income Fund	144
Positions by Country	185

FINANCIAL STATEMENTS	196

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	240
Emerging Markets Debt Fund	242
Floating Rate Income Fund	242
High Income Bond Fund	244
Municipal High Income Fund	246
Municipal Impact Fund	248
Municipal Intermediate Bond Fund	248
Short Duration Bond Fund	250
Strategic Income Fund	252
Reports of Independent Registered Public Accounting Firms	258
Directory	260
Trustees and Officers	261
Proxy Voting Policies and Procedures	271
Quarterly Portfolio Schedule	271
Board Consideration of the Management Agreements	271
Liquidity Risk Management Program	278
Notice to Shareholders	278

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2020 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for the Neuberger Berman Income Funds.

Just as COVID-19 was a significant factor in our daily lives during much of the 12 months ended October 31, 2020 (the reporting period), the pandemic also played a meaningful role in the U.S. economy and financial markets. Lockdowns, business closures, stay-at-home work and learning, and sharply rising unemployment conspired to end the 11-year economic expansion. Against this backdrop, gross domestic product (GDP) contracted at a record pace over the first half of 2020.

In an attempt to support the economy and functioning of the financial markets, the U.S. Federal Reserve Board (Fed) instituted a series of unprecedented actions. These included lowering policy rates to a range between 0.00% and 0.25% and initiating a series of open-ended asset purchase programs. The Fed also adjusted policy to afford inflation and employment a higher target, which could result in interest rates remaining "lower for longer." The U.S. government also took aggressive actions, as it introduced a $2 trillion stimulus package in March 2020. Outside the U.S., global central banks and governments also introduced meaningful monetary and fiscal programs to support their economies. As the reporting period progressed, there were indications that these actions were working, as the global economy rebounded meaningfully in the third quarter of 2020. That said, another wave of virus cases has put hopes for a rapid "V shaped" economic recovery into question.

As was the case in the stock market, the global fixed income market experienced periods of heightened volatility during the reporting period. U.S. Treasury yields fell to all-time lows, as investors looked for ports in the economic storm. However, they then ticked higher as investor sentiment rose given the improving economic outlook and hopes for a vaccine. The credit market, which experienced extreme weakness earlier in the period, rallied and recouped its earlier losses. All told, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.19% during the reporting period.

Looking ahead, we believe there are a number of uncertainties that could impact the financial markets. While the U.S. elections are largely behind us, the recent surge in COVID-19 cases could be a meaningful headwind for the economy going forward. While the Fed has made assurances of continued monetary support, it has repeatedly expressed the need for further fiscal stimulus. We anticipate highly correlated growth for the major economies over the coming years, with central bank rate increases likely on hold for the foreseeable future. As such, the credit markets could be the beneficiary of solid demand from investors looking to generate incremental yield in the low interest rate environment. We would view periods of market volatility as opportunities to take advantage of what we believe are mispriced securities through our active management.

Neuberger Berman continues to monitor the ongoing developments related to COVID-19 with a particular focus on two areas: the safety and health of its employees and clients, and the ability to continue to conduct effectively its investment and business operations, including all critical services. Neuberger Berman has a dedicated Business Continuity Management team staffed with full-time professionals, who partner with over 60 Business Continuity Coordinators covering all business functions across all geographies. Neuberger Berman currently has not experienced a significant impact on its operating model. Neuberger Berman will continue to watch the effectiveness of efforts to contain the spread of the COVID-19 virus and the potential long-term implications on global economies and will continue to monitor and adapt as necessary the firm's operations and processes in the effort to most effectively manage portfolios.

Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN INCOME FUNDS

Core Bond Fund Commentary (Unaudited)

Neuberger Berman Core Bond Fund Institutional Class generated a 7.28% total return for the 12 months ended October 31, 2020 (the reporting period), and outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which saw a 6.19% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. Treasury yields fell across the curve over the reporting period. The move lower was driven primarily by uncertainty surrounding the path of the COVID-19 pandemic, which resulted in increased global demand for "safe-haven" assets and significant monetary policy support. Credit spreads, which widened at the onset of the pandemic to levels not seen since the 2008 Global Financial Crisis, subsequently tightened to end the reporting period as investor risk sentiment recovered in light of unprecedented monetary policy accommodation, aggressive fiscal actions, and hopes for a vaccine. U.S. economic data improved over the period, with the preliminary reading for third quarter annualized real GDP growth coming in at +33.1%, the largest increase on record. In contrast, annualized real GDP was -5.0% and -31.4% during the first and second quarters of 2020, respectively. That said, another wave of virus cases late in the reporting period led to concerns that a rapid "V-shaped" economic recovery could be in jeopardy.

The Fund's exposure to and security selection within U.S. investment-grade credit was the main driver of relative outperformance over the reporting period, as credit spreads tightened meaningfully by the end of the reporting period after rapidly widening in late February and March 2020. Active duration/yield curve positioning and an overweight versus the Index to U.S. agency mortgage-backed securities were additional contributors. Notably, the Fund's duration overweight in March 2020 benefited performance, as rates rallied rapidly across the curve. The Fund's exposure to securitized sectors, namely commercial mortgage-backed securities and credit risk transfer securities, along with U.S. Treasury Inflation-Protected Securities, were the main detractors over the period.

The Fund's use of futures contributed positively to performance during the reporting period.

There were several adjustments made to the Fund's portfolio during the period. In March 2020, the Fund took advantage of what we believed to be attractive valuations in light of volatility, adding exposure to U.S. investment-grade credit. In the second quarter of 2020, the Fund reduced its duration, moving to a generally neutral position in anticipation of more range-bound rates in the U.S. in the near-term. Following the second quarter, the Fund began to selectively reduce exposure to the U.S. investment-grade credit sector given the outlook for a diminished set of opportunities relative to the second quarter.

Given the unusual circumstances caused by the pandemic, we believe the path forward for the global economy is prone to a wider-than-usual range of potential outcomes. The recent strength of risk assets, in our view, reflects a broad assumption of recovery in late 2020 and beyond. However, whether the global economy meets those expectations remains to be seen, and we believe the answer largely depends on the path of the virus. Assuming relatively positive outcomes on COVID-19, various data still suggest to us extensive capacity in the economy, and it will take time to gather momentum and gradually absorb the millions who are now out of work. Returning to pre-crisis levels of output will most likely be a multiyear process, in our view. That said, potential additional support legislation could maintain an economic floor and possibly accelerate improvement.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, NATHAN KUSH AND BRAD TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX
Class R6	NRCRX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	3.7%
Corporate Bonds	30.6
Mortgage-Backed Securities	44.9
U.S. Government Agency Securities	0.9
U.S. Treasury Obligations	30.1
Short-Term Investments	1.5
Liabilities Less Other Assets	(11.7)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS2,18

	Inception	Average Annual Total Return Ended 10/31/2020
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	6.76%	3.78%	3.27%	4.79%
Institutional Class[3]	10/01/1995	7.28%	4.21%	3.69%	5.20%
Class A4	12/20/2007	6.76%	3.80%	3.27%	4.97%
Class C4	12/20/2007	5.97%	3.03%	2.50%	4.57%
Class R6[4]	01/18/2019	7.38%	4.25%	3.71%	5.20%
With Sales Charge
Class A4		2.19%	2.90%	2.83%	4.79%
Class C4		4.97%	3.03%	2.50%	4.57%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		6.19%	4.08%	3.55%	5.26%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2020, the 30-day SEC yields were 1.89%, 2.29%, 1.89%, 1.14% and 2.39% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.73%, 2.24%, 1.87%, 1.12% and 2.34% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year or period ended 2019 were 1.06%, 0.49%, 0.87%, 1.62% and 0.43% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios for fiscal year or period ended 2019 were 0.79%, 0.39%, 0.79%, 1.54% and 0.29% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended October 31, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Debt Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a -0.62% total return for the 12 months ended October 31, 2020 (the reporting period), and underperformed its benchmark, a blend consisting of 50% J.P. Morgan Government Bond Index—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index—Diversified (the Index), which delivered a -0.53% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

For the reporting period, emerging markets (EM) debt experienced a negative shock from COVID-19 ultimately leading to mixed performance across the asset class. The hard currency sovereign debt index (J.P. Morgan Emerging Markets Bond Index-Global Diversified) delivered a 0.98% total return, the corporate debt index (J.P. Morgan Corporate Emerging Markets Bond Index-Diversified) delivered 4.35%, and the local currency index (J.P. Morgan Government Bond Index-Emerging Markets Global Diversified) returned -3.81%.

The announcement of a "Phase 1" trade deal between the U.S. and China, shortly before a scheduled increase in tariffs on Chinese imports in mid-December, supported a sharp rally in EM bonds and currencies into the closing months of 2019. The U.S. Federal Reserve Board cut its policy rate for the third time in a row in October 2019 and signaled a prolonged pause going into 2020. Monetary policy remained accommodative in most emerging countries with a host of EM central banks cutting rates into the new year. EM debt then came under considerable stress in the first half of 2020 as the COVID-19 pandemic wreaked havoc on the global economy and financial markets. Accentuating the pressures for EM was the sharp decline in oil prices caused by OPEC+ disagreements as well as the impact of restricted global mobility, and the high fiscal costs to cope with the pandemic and its economic consequences. Risk assets rebounded in the second quarter of 2020 following extraordinary global monetary and fiscal support and efforts to reopen some economies. In the commodities space, metals performed strongly while crude prices were range bound. Markets lost some ground in September and October 2020 though, as the news was dominated by the renewed rise in the number of COVID-19 cases in developed markets, the U.S. presidential campaign and relations with China, and the Brexit developments.

Performance drivers were mixed over the reporting period. Hard currency contributed overall, while corporates and EM foreign currency (FX) within the local currency exposure detracted. In hard currency, country allocation detracted from performance due to the overweight exposure to Sri Lanka and underweight to Saudi Arabia. This was somewhat mitigated by the underweight exposure to Lebanon, which defaulted in April. Security selection was positive because of instrument selection in Argentina and Ecuador. In the corporate space, the top-down positioning detracted as did country allocation. The underweight exposure to Ghana and overweight to Brazil detracted from performance. We added value primarily due to security selection in Chile, Brazil and Argentina. By sector, the overweight and security selection in the metals & mining industry contributed to performance, however, oil & gas exposure detracted. The local currency part of the portfolio underperformed, with local rates positioning contributing positively while EM FX detracted. In local rates, our duration positioning in Argentina, Turkey, Malaysia and Chile were the main contributors. Our FX positions detracted from performance with negative contributions from the South African rand, Brazilian real, and Indonesian rupiah.

The Fund's aggregate use of futures, forward foreign currency, and swap contracts detracted from performance during the reporting period.

Over the reporting period there were a number of changes across the Fund's portfolio. Within hard currency sovereigns, we increased exposure to investment grade rated countries as we moved through the drawdown and recovery in the first half of 2020. Investment grade issuers were active in the new issuance market, and we participated in a number of new deals at what we believed to be attractive valuations. Specifically, we increased exposure to Romania, Saudi Arabia, via their national oil & gas company, and the UAE. We reduced exposure to countries where we have seen deterioration in fundamentals over the past year, including Mexico and Ukraine, though we continue to have overweight exposures to both. Also, we participated in the restructuring deals in Argentina and Ecuador, who both defaulted in early 2020.

Overall, we continue to be overweight to high yield rated countries, particularly frontier countries, as valuations remain attractive, in our view, compared to investment grade issuers.

In corporate positioning, we actively participated in the new issuance market throughout the period. We were particularly active in the Asian markets where investment grade rated issuers were able to continue accessing the market as the market recovered. Over the course of the year, we added exposure in China across the property sector, but also within the technology sector. Also, we ended the period with more exposure to India, concentrated in the metals & mining space. Chile also offered a unique opportunity to add exposure as political tension allowed us to purchase names at what we believed to be attractive valuations. We reduced exposure in Mexico as the country has become less attractive, in our view, due to the sovereign deterioration. By sector, we increased exposure to commodities while trimming utilities names.

On the local currency side, we actively shifted the risk profile throughout the year. We entered 2020 with an overweight to currencies based on a constructive outlook for economic growth in EM. We reduced currency risk on signs that the pandemic outbreak was spreading outside of China early in the first quarter. Following the market correction in March and as countries reopened, we once again added local currency risk. We ended the period with an overweight across regions, with the largest positions in the Romanian leu, Russian ruble and Mexican peso. We ended the period underweight in the Thai baht and Indonesia rupiah. On the rates side we added duration exposure throughout the year. As developed markets cut rates in the early days of the COVID-19 outbreak, many emerging countries followed suit. As such, we extended duration and focused on high and mid yielders. We ended the period with overweights in Russia, India, Brazil and Mexico.

Following the significant drop in global GDP growth this year due to the COVID-19 outbreak, economies have started to recover at varying paces over the recent months, supported by aggressive policy stimulus efforts globally. Our base case for the coming period is for a continuation of this gradual recovery, but with speedbumps along the way as countries grapple with virus flareups and implement new temporary mobility restrictions. Different emergency policy instruments from multilateral lenders like the International Monetary Fund will likely continue to support a number of the more challenged EM countries as well during this period. We believe the risks to the asset class are subsiding due to the prospect of U.S. / China tensions decreasing, the uncertainty of the U.S. elections being largely resolved, and positive news around a vaccine for COVID-19 signaling the potential beginning of the end of the pandemic.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2020
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/27/2013	-0.62%	4.81%	2.50%
Class A	09/27/2013	-1.01%	4.40%	2.11%
Class C	09/27/2013	-1.62%	3.65%	1.36%
With Sales Charge
Class A		-5.19%	3.51%	1.49%
Class C		-2.57%	3.65%	1.36%
Index
Blended Benchmark*[1,14]		-0.53%	4.96%	2.83%

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2020, the 30-day SEC yields were 4.22%, 3.85% and 3.09% for Institutional Class, Class A and Class C shares, respectively. Absent expense repayments, the 30-day SEC yields would have been 4.37%, 3.96% and 3.23% for Institutional Class, Class A and Class C shares respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.01%, 1.39% and 2.14% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.79%, 1.17% and 1.91% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which I reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.

Floating Rate Income Fund Commentary (Unaudited)

Neuberger Berman Floating Rate Income Fund Institutional Class generated a 2.82% total return for the 12 months ended October 31, 2020 (the reporting period), and outperformed its benchmark, the S&P/LSTA Leveraged Loan Index (the Index), which provided a 1.72% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The senior floating rate bank loan market, as measured by the Index, generated a positive return, but lagged the investment grade fixed income market during the reporting period, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, as U.S. Treasury yields moved sharply lower. This was driven by many factors, but was led by the repercussions from the COVID-19 pandemic, which resulted in increased demand for "safe-haven" assets. However, credit spreads, which widened at the onset of the pandemic to levels not seen since the 2008 Global Financial Crisis, subsequently narrowed toward the end of the reporting period as investor risk appetite was supported by unprecedented monetary policy accommodation by the U.S. Federal Reserve Board, aggressive fiscal actions, and the prospect of a viable vaccine. In addition, the economic recovery was much better than initially expected. Even with the severe downturn in February and March 2020, the overall loan market as measured by the Index posted a positive return over the reporting period.

The Fund tactically adjusted its position in non-floating rate securities during the period. We have the flexibility to allocate up to 20% of the portfolio to these securities, usually fixed-rate senior bonds. Our views of relative value between floating rate loans and fixed-rate bonds fluctuated during the period given the increase in volatility. Against this backdrop, the Fund's non-floating rate allocation ended the reporting period at approximately 7.5% of net assets compared to 4.1% of net assets at the beginning of the reporting period.

In terms of the Fund's portfolio credit quality, the combination of security selection and an underweight to CCC rated issuers versus the Index added the most to returns. Also adding to relative performance was security selection within and an overweight to B rated issuers. Conversely, security selection of unrated issues detracted from results.

The Fund's use of swap contracts contributed to performance during the reporting period.

From a sector perspective, security selection within and an overweight to oil & gas, security selection within and an overweight to financial intermediaries (collateralized loan obligations) and security selection within and an underweight to leisure were the primary contributors to returns. In contrast, security selection within health care, broadcast, radio & TV and insurance were the largest detractors from relative performance.

Loan yields, in our view, are compensating investors for a moderating rise in defaults. Moreover, we believe there is much better visibility into troubled sectors, credits and future defaults, as we believe most of the future defaults are likely to continue to come from industries that have been the most challenged secularly and/or have been hardest hit by the health crisis. While we continue to be vigilant to the continuing developments of the vaccine, the economic recovery and changes in policy as a result of the elections, we believe we are finding ample relative value opportunities. While the resurgence of COVID-19 cases and policy uncertainty could result in pockets of short-term volatility, we believe the Fund is well positioned given our deep fundamental credit research that seeks to avoid default risk and our "best ideas" portfolio construction approach.

Sincerely,

JOSEPH P. LYNCH AND STEPHEN J. CASEY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by S&P Global.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	0.2%
One to less than Five Years	53.5
Five to less than Ten Years	45.2
Ten Years or Greater	0.6
N/A**	0.5
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

**  Common stock

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2020
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	2.82%	3.41%	3.72%	4.00%
Class A	12/29/2009	2.45%	3.05%	3.34%	3.61%
Class C5	12/30/2009	1.68%	2.26%	2.56%	2.86%
With Sales Charge
Class A		-1.87%	2.15%	2.89%	3.20%
Class C5		0.70%	2.26%	2.56%	2.86%
Index
S&P/LSTA Leveraged Loan Index[1,14]		1.72%	4.09%	4.12%	4.60%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2020, the 30-day SEC yields were 3.83%, 3.46% and 2.70% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.68%, 3.29% and 2.55% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.90%, 1.30% and 2.03% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.72%, 1.09% and 1.84% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

High Income Bond Fund Commentary (Unaudited)

Neuberger Berman High Income Bond Fund Investor Class generated a 2.85% total return for the 12 months ended October 31, 2020 (the reporting period), and outperformed its benchmark, the ICE BofA U.S. High Yield Constrained Index (the Index), which provided a 2.44% total return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the Index, generated a positive return, but lagged the investment grade fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, during the reporting period, as U.S. Treasury yields moved sharply lower. This was driven by many factors, but led by the repercussions from the COVID-19 pandemic, which resulted in increased demand for "safe-haven" assets. However, credit spreads, which widened at the onset of the pandemic to levels not seen since the 2008 Global Financial Crisis, subsequently narrowed as investor risk appetite was supported by unprecedented monetary policy accommodation by the U.S. Federal Reserve Board, aggressive fiscal actions, and the prospect of a viable COVID-19 vaccine. In addition, the economic recovery was much better than initially expected. Even with the severe downturn in February and March 2020, the overall high yield market, as measured by the Index, posted a positive return over the reporting period.

From a sector perspective, security selection within and an underweight (as compared to the Index) to energy, security selection within and an overweight to gas distribution and security selection within and an overweight to technology & electronics were the top contributors to performance. In contrast, security selection within and an overweight to support services, security selection within and an underweight to health care, and security selection within and an underweight to automotive & auto parts detracted the most from results for the reporting period.

In terms of the Fund's portfolio credit quality, security selection within CCC and below, as well as in BB and BBB and above rated issuers contributed the most to performance. Conversely, an underweight to BB and an overweight to CCC and below rated issuers versus the Index were the primary detractors.

The Fund's use of swap contracts contributed to performance during the reporting period.

In the heightened volatility period due to the COVID-19 pandemic and the resulting increase in ratings downgrades ("fallen angels"), we were able to increase the Fund's exposure to BBB and above as well as BB rated issuers. As the economic recovery ensued and credit differentiation became more apparent, we were also able to position for that scenario, increasing the Fund's exposures to both CCC and below and BBB and above rated securities.

In our view, spread levels are compensating investors for an increase in default rates. Moreover, we believe there is much better visibility into troubled sectors, credits and potential future defaults, as we anticipate most are likely to continue to come from industries that have been challenged secularly and/or hardest hit by the COVID-19 pandemic. While we continue to be vigilant to the developments of the ongoing pandemic, the economic recovery and potential changes in policy as a result of the U.S. elections, we believe we are finding ample relative value opportunities. While the resurgence of COVID-19 cases and policy shifts could result in pockets of short-term volatility, we believe the Fund is well positioned given our deep fundamental credit research that seeks to avoid default risk and our "best ideas" portfolio construction approach.

Sincerely,

RUSS COVODE, DANIEL DOYLE, JOE LIND AND CHRISTOPHER KOCINSKI
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated Baa1/BBB+ through Baa3/BBB-, Ba1/BB+ through Ba3/BB- and Caa1/CCC+ or lower, based on an average of Moody's, S&P and Fitch, as calculated by ICE BofA.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	0.1%
One to less than Five Years	26.6
Five to less than Ten Years	66.7
Ten Years or Greater	6.6
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS6,19

	Inception	Average Annual Total Return Ended 10/31/2020
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	2.85%	5.04%	5.06%	7.14%
Institutional Class[8]	05/27/2009	3.02%	5.20%	5.21%	7.21%
Class A8	05/27/2009	2.56%	4.76%	4.78%	7.04%
Class C8	05/27/2009	1.74%	4.03%	4.03%	6.73%
Class R3[8]	05/27/2009	2.35%	4.53%	4.54%	6.94%
Class R6[8]	03/15/2013	3.12%	5.31%	5.24%	7.21%
With Sales Charge
Class A8		-1.82%	3.84%	4.33%	6.88%
Class C8		0.76%	4.03%	4.03%	6.73%
Index
ICE BofA U.S. High Yield Constrained Index[1,14]		2.44%	6.12%	6.06%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2020, the 30-day SEC yields were 4.44%, 4.60%, 4.13%, 3.46%, 3.94% and 4.70% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively. Absent expense repayments, the 30-day SEC yield would have been 4.31% for Class A shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.86%, 0.70%, 1.18%, 1.83%, 1.31% and 0.60% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratio was 1.13% for Class A shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal High Income Fund Commentary (Unaudited)

Neuberger Berman Municipal High Income Fund Institutional Class generated a 0.46% total return for the 12 months ended October 31, 2020 (the reporting period), and underperformed its benchmark, a blend consisting of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index (the Index), which provided a 2.86% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment-grade municipal bond market generated a positive absolute return, but underperformed the taxable bond market during the reporting period. All told, the Bloomberg Barclays Municipal Bond Index returned 3.59% for the reporting period, whereas the investment grade taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 6.19%. Lower quality municipal bonds lagged both, as the Bloomberg Barclays Municipal High Yield Index returned 1.23% over the same period. Both short- and long-term U.S. Treasury yields moved sharply lower during the period, due to the impact from the COVID-19 pandemic, periods of robust demand for "safe-haven" assets and unprecedented monetary policy accommodation from the U.S. Federal Reserve Board. While the municipal market generated positive returns over eight of the twelve months covered by this reporting period, a large portion of those gains were erased in March and April 2020. This was triggered by increased investor risk aversion and concerns about market liquidity and finances at a number of municipalities.

In terms of the Fund's performance, credit quality detracted from results. This was driven by an overweight to municipal bonds rated BBB and below, as they lagged higher quality bonds given several periods of investor risk aversion. An overweight to revenue bonds was also negative for returns, as they underperformed their general obligation bond counterparts. Elsewhere, yield curve positioning did not meaningfully impact performance. On the upside, security selection in the tobacco sector was positive for returns. An underweight to New York was also beneficial, as it sold off sharply given the impact from the pandemic. Finally, a tactical investment in Illinois bonds was rewarded, as they were purchased at what we believed to be very attractive valuations.

A number of changes were made to the Fund during the reporting period. We selectively purchased securities that had sold off during the market's sharp downturn in the spring.

Given the unusual circumstances caused by the pandemic, the path forward for the global economy is prone to a wider-than-usual range of potential outcomes. The strength of risk assets in recent months reflects a broad assumption of recovery in late 2020 and beyond, but whether it meets those expectations remains to be seen and we believe the answer largely depends on the path of the virus. Even assuming relatively positive outcomes with respect to COVID-19, various data still indicate extensive capacity in the economy, and it will take time to gather momentum and gradually absorb the millions who are now out of work. Returning to pre-crisis levels of output will most likely be a multiyear process, in our view. That said, potential additional stimulus could maintain an economic floor and possibly accelerate improvement. With regard to the municipal bond market, we feel that supply/demand fundamentals remain positive. Generally speaking, the market has recovered to pre COVID-19 levels. Manageable new issue supply and strong investor demand remain the primary factors that have been supporting the market. While large unknowns exist regarding the political landscape and fiscal policy, our long-term view remains intact: that tax-free municipals are one of the few attractive, tax-advantaged investment options for high-marginal tax bracket investors.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER AND ERIC J. PELIO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal High Yield Index, which are determined based on the average ratings issued by S&P Global, Moody's and Fitch.

Municipal High Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	2.0%
Arizona	5.2
Arkansas	0.9
California	11.0
Colorado	4.1
Florida	4.8
Georgia	2.5
Hawaii	0.5
Illinois	11.2
Indiana	1.1
Iowa	2.8
Kansas	0.3
Kentucky	2.3
Louisiana	1.7
Maine	0.6
Maryland	0.2
Michigan	3.5
Minnesota	0.7
Missouri	0.3
Nevada	0.4
New Hampshire	0.6
New Jersey	5.1
New Mexico	0.4
New York	5.6
North Carolina	3.6
North Dakota	0.4
Ohio	7.9
Oklahoma	0.3
Pennsylvania	1.5
Puerto Rico	3.7
Rhode Island	1.2
South Carolina	1.1
Texas	5.0
Utah	0.5
Vermont	1.1
Virginia	0.5
Washington	0.5
West Virginia	0.4
Wisconsin	2.0
Other	1.7
Exchange Traded Funds	2.1
Liabilities Less Other Assets	(1.3)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2020
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/22/2015	0.46%	4.07%	4.22%
Class A	06/22/2015	0.09%	3.65%	3.82%
Class C	06/22/2015	-0.57%	2.93%	3.09%
With Sales Charge
Class A		-4.17%	2.75%	2.99%
Class C		-1.54%	2.93%	3.09%
Index
Blended Benchmark*[1,14]		2.86%	4.45%	4.41%

*  Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2020, the 30-day SEC yields were 2.53%, 2.16% and 1.42% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 4.27%, 3.65% and 2.40% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.28%, 1.85% and 1.15% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.86%, 1.30% and 1.99% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.50%, 0.87% and 1.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index and is rebalanced monthly.

Municipal Impact Fund Commentary (Unaudited)

Neuberger Berman Municipal Impact Fund Institutional Class generated a 3.29% total return for the 12 months ended October 31, 2020 (the reporting period), underperforming the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the Index), which generated a 3.59% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment-grade municipal bond market generated a positive absolute return, but underperformed the taxable bond market during the reporting period. All told, the Index returned 3.59% for the reporting period, whereas the investment grade taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 6.19%. Both short- and long-term U.S. Treasury yields moved sharply lower during the period, due to the impact from the COVID-19 pandemic, periods of robust demand for "safe-haven" assets and unprecedented monetary policy accommodation from the U.S. Federal Reserve Board. While the municipal market generated positive returns over eight of the twelve months covered by this reporting period, a large portion of those gains were erased in March and April 2020. This was triggered by increased investor risk aversion and concerns about market liquidity and finances at a number of municipalities.

In terms of the Fund's performance, credit quality generated mixed results. An out-of-benchmark allocation to below investment grade securities detracted from results, as they lagged higher quality bonds given several periods of investor risk aversion. This was offset by an underweight to securities rated BBB and strong security selection of AA rated securities. An overweight to revenue bonds was additive for returns, as our bonds outperformed the revenue bonds in the Index. Elsewhere, yield curve positioning was a modest headwind for performance. Finally, an underweight to New York was beneficial, as it sold off sharply given the impact from the pandemic.

Throughout the reporting period, the Fund maintained and increased its exposure to what we believed were projects that were impactful for their communities. We also continued to focus on sustainable issuers with what we viewed as having best-in-class operations, with managements that make sound financial decisions. This positioning was beneficial, as certain of these attributes appear to have been rewarded by investors in the difficult economic environment.

Given the unusual circumstances caused by the pandemic, the path forward for the global economy is prone to a wider-than-usual range of potential outcomes. The strength of risk assets in recent months reflects a broad assumption of recovery in late 2020 and beyond, but whether the market meets those expectations remains to be seen and we believe the answer largely depends on the path of the virus. Even assuming relatively positive outcomes with respect to COVID-19, various data still indicate extensive capacity in the economy, and it will take time to gather momentum and gradually absorb the millions who are now out of work. Returning to pre-crisis levels of output will most likely be a multiyear process, in our view. That said, potential additional stimulus could maintain an economic floor and possibly accelerate improvement. With regard to the municipal bond market, we feel that supply/demand fundamentals remain positive. Generally speaking, the market has recovered to pre COVID-19 levels. Manageable new issue supply and strong investor demand have been the primary factors supporting the market. While large unknowns exist regarding the political landscape and fiscal policy, our long-term view remains intact: that tax-free municipals are one of the few attractive, tax-advantaged investment options for high-marginal tax bracket investors.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER, JAMES LYMAN AND JEFFREY HUNN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index, which are determined based on the average ratings issued by S&P Global, Moody's and Fitch.

Municipal Impact Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMIIX
Class A	NIMAX
Class C	NIMCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	2.6%
Arkansas	0.6
California	3.5
Connecticut	0.8
District of Columbia	1.4
Florida	3.2
Georgia	1.9
Illinois	3.2
Indiana	3.3
Kansas	1.0
Kentucky	3.6
Louisiana	5.0
Massachusetts	0.8
Michigan	9.9
Minnesota	1.2
Mississippi	3.7
Missouri	4.3
New Jersey	1.1
New York	11.7
North Carolina	2.1
North Dakota	0.3
Ohio	2.9
Oklahoma	3.8
Pennsylvania	5.7
South Carolina	4.7
Texas	9.3
Utah	1.6
West Virginia	5.0
Wisconsin	0.7
Other Assets Less Liabilities	1.1 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10,20

	Inception	Average Annual Total Return Ended 10/31/2020
	Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	3.29%	2.91%	2.73%
Class A21	06/19/2018	2.90%	2.73%	2.62%
Class C21	06/19/2018	2.14%	2.37%	2.38%
With Sales Charge
Class A21		-1.45%	1.84%	2.04%
Class C21		1.14%	2.37%	2.38%
Index
Bloomberg Barclays Municipal Bond Index[1,14]		3.59%	3.70%	3.49%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2020, the 30-day SEC yields were 0.73%, 0.36% and -0.37% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 1.23%, 0.61% and -0.63% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yield would have been 0.43% for Institutional Class. Absent expense repayments, the 30-day SEC yields would have been 0.92% and 1.14% for Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.11%, 1.51%, and 2.43% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.44%, 0.81% and 1.55% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Impact Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal Intermediate Bond Fund Commentary (Unaudited)

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 2.02% total return for the 12 months ended October 31, 2020 (the reporting period), and underperformed its benchmark, the Bloomberg Barclays 7-Year General Obligation (G.O.) Index (the Index), which provided a 4.46% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment-grade municipal bond market generated a positive absolute return, but underperformed the taxable bond market during the reporting period. All told, the Bloomberg Barclays Municipal Bond Index returned 3.59% for the reporting period, whereas the investment grade taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 6.19%. Both short- and long-term U.S. Treasury yields moved sharply lower during the period, due to the impact from the COVID-19 pandemic, periods of robust demand for "safe-haven" assets and unprecedented monetary policy accommodation from the U.S. Federal Reserve Board. While the municipal market generated positive returns over eight of the twelve months covered by this reporting period, a large portion of those gains were erased in March and April 2020. This was triggered by increased investor risk aversion and concerns about market liquidity and finances at a number of municipalities.

In terms of the Fund's performance, credit quality detracted from results. This was driven by an overweight to non-investment-grade bonds, as they lagged higher quality bonds given several periods of investor risk aversion. An out-of-benchmark allocation to revenue bonds was also negative for returns, as they underperformed their G.O. bond counterparts. Elsewhere, yield curve positioning was a headwind for performance, due to the curve steepening and our more barbelled approach relative to the Index. On the upside, security selection in the tobacco sector was positive for returns. Security selection in New York was detrimental to the overall results as some issuers in the state underperformed due to the impact of COVID-19. Finally, a tactical investment in Illinois bonds was rewarded, as they were purchased at what we believed to be very attractive valuations.

A number of changes were made to the Fund during the reporting period. We selectively purchased larger capitalization issuers with attractive yields that had sold off during the market's sharp downturn in the spring.

Given the unusual circumstances caused by the pandemic, the path forward for the global economy is prone to a wider-than-usual range of potential outcomes. The strength of risk assets in recent months reflects a broad assumption of recovery in late 2020 and beyond, but whether the market meets those expectations remains to be seen and we believe the answer largely depends on the path of the virus. Even assuming relatively positive outcomes with respect to COVID-19, various data still indicate extensive capacity in the economy, and it will take time to gather momentum and gradually absorb the millions who are now out of work. Returning to pre-crisis levels of output will most likely be a multiyear process, in our view. That said, potential additional stimulus could maintain an economic floor and possibly accelerate improvement. With regard to the municipal bond market, we feel that supply/demand fundamentals remain positive. Generally speaking, the market has recovered to pre COVID-19 levels. Manageable new issue supply and strong investor demand have been the primary factors supporting the market. While large unknowns exist regarding the political landscape and fiscal policy, our long-term view remains intact: that tax-free municipals are one of the few attractive, tax-advantaged investment options for high-marginal tax bracket investors.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays 7-Year General Obligation (G.O.) Index, which are determined based on the average ratings issued by S&P Global, Moody's and Fitch.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	2.9%
Alaska	1.0
Arizona	1.6
Arkansas	0.8
California	7.1
Colorado	1.8
Connecticut	2.3
Delaware	0.6
District of Columbia	0.4
Florida	4.6
Georgia	2.0
Illinois	12.2
Indiana	0.9
Iowa	0.9
Kansas	1.3
Kentucky	0.7
Louisiana	0.4
Maryland	0.1
Massachusetts	1.3
Michigan	2.4
Minnesota	0.7
Mississippi	1.9
Missouri	1.6
Nevada	0.3
New Jersey	3.8
New Mexico	0.2
New York	11.5
North Carolina	1.4
Ohio	4.1
Oklahoma	2.1
Oregon	0.7
Pennsylvania	7.7
Puerto Rico	0.4
Rhode Island	1.2
South Carolina	1.0
Tennessee	1.3
Texas	7.3
Utah	2.2
Vermont	0.3
Virginia	1.4
Washington	1.6
West Virginia	0.4
Wisconsin	1.0
Other Assets Less Liabilities	0.6 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Average Annual Total Return Ended 10/31/2020
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	2.02%	2.70%	3.08%	4.59%
Institutional Class[11]	06/21/2010	2.17%	2.85%	3.22%	4.63%
Class A11	06/21/2010	1.80%	2.48%	2.83%	4.51%
Class C11	06/21/2010	1.12%	1.73%	2.08%	4.27%
With Sales Charge
Class A11		-2.50%	1.58%	2.38%	4.38%
Class C11		0.12%	1.73%	2.08%	4.27%
Index
Bloomberg Barclays 7-Year G.O. Index[1,14]		4.46%	3.27%	3.47%	5.41%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2020, the 30-day SEC yields were 1.09%, 1.24%, 0.87% and 0.13% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 1.84%, 2.09%, 1.47% and 0.22% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.94%, 1.13%, 0.76% and 0.02% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.67%, 0.47%, 0.86% and 1.60% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios were 0.45%, 0.30%, 0.67% and 1.42% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended October 31, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration Bond Fund Commentary (Unaudited)

Neuberger Berman Short Duration Bond Fund Investor Class generated a 1.97% total return for the 12 months ended October 31, 2020 (the reporting period), and underperformed its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (the Index), which provided a 3.39% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. Treasury yields fell across the curve over the reporting period. The move lower was driven primarily by uncertainty surrounding the path of the COVID-19 pandemic, which resulted in increased global demand for "safe-haven" assets and significant monetary policy support. Credit spreads, which widened at the onset of the pandemic to levels not seen since the 2008 Global Financial Crisis, subsequently tightened toward the end of the reporting period as investor risk sentiment recovered in light of unprecedented monetary policy accommodation by the U.S. Federal Reserve Board (Fed), aggressive fiscal actions, and hopes for a vaccine. U.S. economic data improved over the period, with the preliminary reading for third quarter annualized real GDP growth coming in at +33.1%, the largest increase on record. In contrast annualized real GDP was -5.0% and -31.4% during the first and second quarters of 2020, respectively. That said, another wave of virus cases late in the reporting period led to concerns that a rapid "V-shaped" economic recovery could be in jeopardy.

The majority of the Fund's underperformance during the reporting period occurred in March 2020, as investor risk aversion peaked and market liquidity was severely challenged. The largest detractor from the Fund's relative returns was its overweight exposure to corporate bonds. Yield curve positioning was also a headwind for results, as the Fund had underweight positions in certain parts of the curve that outperformed. Elsewhere, an out-of-benchmark allocation to commercial mortgage-backed securities detracted from returns. On the upside, the Fund's allocation to mortgage credit contributed to performance.

The Fund's use of futures contracts contributed positively to performance during the reporting period.

We maintained the Fund's overall positioning over the period, with an overweight versus the Index to non-U.S. Treasury securities and underweights to U.S. Treasuries and agency debt. That being said, we pared the Fund's exposure to investment-grade corporate bonds and rotated those assets into agency mortgage-backed securities. We found the latter to be attractive given their spread widening during the height of the market's downturn, and the support they received from Fed purchases.

Given the unusual circumstances caused by the pandemic, the path forward for the global economy is prone to a wider-than-usual range of potential outcomes. The recent strength of risk assets, in our view, reflects a broad assumption of recovery in late 2020 and beyond. However, whether the global economy meets those expectations remains to be seen and we believe the answer largely depends on the path of the virus. Assuming relatively positive outcomes with respect to COVID-19, various data still suggest to us extensive capacity in the economy, and it will take time to gather momentum and gradually absorb the millions who are now out of work. Returning to pre-crisis levels of output will most likely be a multiyear process, in our view. That said, potential additional support legislation could maintain an economic floor and possibly accelerate improvement. From a sector perspective, we have a favorable view on the corporate bond market. Companies have issued record amounts of new securities at attractive rates and extended their maturities. Looking ahead, we anticipate new issuance to moderate, while demand should remain solid as investors look to generate incremental yield in the low rate environment.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER, MATTHEW MCGINNIS AND WOOLF NORMAN MILNER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	6.7%
Corporate Bonds	39.0
Mortgage-Backed Securities	47.0
Short-Term Investments	7.3
Liabilities Less Other Assets	0.0 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS15

	Inception	Average Annual Total Return Ended 10/31/2020
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	1.97%	1.59%	1.42%	3.94%
Trust Class[12]	08/30/1993	1.96%	1.50%	1.32%	3.87%
Institutional Class[12]	06/21/2010	2.31%	1.79%	1.62%	4.00%
Class A12	06/21/2010	1.89%	1.45%	1.24%	3.89%
Class C12	06/21/2010	1.13%	0.67%	0.48%	3.65%
With Sales Charge
Class A12		-0.65%	0.95%	0.98%	3.81%
Class C12		0.14%	0.67%	0.48%	3.65%
Index
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[1,14]		3.39%	2.10%	1.54%	4.70%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2020, the 30-day SEC yields were 2.51%, 2.41%, 2.70%, 2.34% and 1.59% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.12%, 1.98%, 2.34%, 1.96% and 1.23% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.00%, 1.13%, 0.76%, 1.14% and 1.89% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement).The expense ratios were 0.55%, 0.65%, 0.35%, 0.72% and 1.47% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended October 31, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Strategic Income Fund Commentary (Unaudited)

Neuberger Berman Strategic Income Fund Institutional Class generated a 3.87% total return for the 12 months ended October 31, 2020 (the reporting period), underperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which provided a 6.19% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. Treasury yields fell across the curve over the reporting period. The move lower was driven primarily by uncertainty surrounding the path of the COVID-19 pandemic, which resulted in increased global demand for "safe-haven" assets and significant monetary policy support. Credit spreads, which widened at the onset of the pandemic to levels not seen since the 2008 Global Financial Crisis, subsequently tightened to end the reporting period as investor risk sentiment recovered in light of unprecedented monetary policy accommodation, aggressive fiscal actions, and hopes for a vaccine. U.S. economic data improved over the period, with the preliminary reading for third quarter annualized real GDP growth coming in at +33.1%, the largest increase on record. In contrast, annualized real GDP was -5.0% and -31.4% during the first and second quarters of 2020, respectively. That said, another wave of virus cases late in the reporting period led to concerns that a rapid "V-shaped" economic recovery could be in jeopardy.

Rapidly rallying yields and unprecedented spread widening in late February and March 2020 due to pandemic fears, led the Fund to underperform the Index over the reporting period. The Fund's short duration and diversified overweight to investment-grade and non-investment-grade credit sectors at the time were meaningful detractors. Following this period of heightened uncertainty, the Fund has steadily rebounded in terms of relative performance, as credit spreads have meaningfully tightened and risk-sentiment has improved. Post-March 2020, the Fund's exposure to U.S. non-investment- grade credit, U.S. investment-grade credit, bank loans and securitized sectors were key contributors helping to partially offset the underperformance earlier during the reporting period. Over the full reporting period, the Fund's short duration was a main detractor, while non-investment-grade credit and investment-grade security selection recovered meaningfully by the end of the reporting period.

The Fund's aggregate use of futures, swaps, options and forward currency and bond forward contracts detracted from performance during the reporting period.

There were several adjustments made to the Fund's portfolio during the period. In March 2020, the Fund took advantage of what we believed to be attractive valuations in light of volatility, adding exposure to high-quality spread sectors. Chiefly, the Fund selectively added to U.S. investment-grade and up-in-quality U.S. non-investment-grade credit given our view that the sectors should perform well in an environment of strong central bank support and heightened global demand. Elsewhere, the Fund exited its U.S. Treasury Bond and Note positions in favor of U.S. agency mortgage-backed securities. As the period progressed and risk-sentiment recovered, the Fund rotated risk away from U.S. investment-grade credit toward higher-yielding sectors, including U.S. non-investment-grade credit and bank loans. Toward the end of the reporting period, the Fund was selectively adding to hard currency emerging market debt and U.S. Treasury Inflation-Protected Securities given the extraordinarily accommodative policy backdrop. Over the reporting period, the Fund added duration but remained at a relative short duration versus the Index.

Given the unusual circumstances caused by the pandemic, we believe the path forward for the global economy is prone to a wider-than-usual range of potential outcomes. The recent strength of risk assets, in our view, reflects a broad assumption of recovery in late 2020 and beyond. However, whether the global economy meets those expectations remains to be seen and we believe the answer largely depends on the path of the virus. Assuming relatively positive outcomes on COVID-19, various data still suggest to us extensive capacity in the economy, and it will take time to gather momentum and gradually absorb the millions who are now out of work. Returning to pre-crisis levels of output will most likely be a multiyear process, in our view. That said, potential additional support legislation could maintain an economic floor and possibly accelerate improvement.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN AND BRAD TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	5.8%
Corporate Bonds	57.0
Convertible Bonds	0.1
Foreign Government Securities	2.8
Loan Assignments	7.4
Mortgage-Backed Securities	35.2
Municipal Notes	3.2
U.S. Government Agency Securities	0.1
U.S. Treasury Obligations	4.3
Short-Term Investments	10.7
Liabilities Less Other Assets	(26.6)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS17

	Inception	Average Annual Total Return Ended 10/31/2020
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	3.41%	3.91%	3.92%	5.96%
Institutional Class	07/11/2003	3.87%	4.29%	4.29%	6.25%
Class A13	12/20/2007	3.46%	3.88%	3.87%	5.94%
Class C13	12/20/2007	2.64%	3.14%	3.14%	5.38%
Class R6[13]	03/15/2013	3.97%	4.36%	4.34%	6.28%
With Sales Charge
Class A13		-0.96%	2.98%	3.42%	5.67%
Class C13		1.64%	3.14%	3.14%	5.38%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		6.19%	4.08%	3.55%	4.24%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2020, the 30-day SEC yields were 3.31%, 3.66%, 3.26%, 2.56% and 3.76% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.24%, 3.65%, 2.52% and 3.75% for Trust Class, Institutional Class, Class C and Class R6 shares, respectively. Absent expense repayments, the 30-day SEC yield would have been 3.27% for Class A shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.02%, 0.62%, 1.01%, 1.74% and 0.53% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.95%, 0.60%, 1.00%, 1.70% and 0.50% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the annual period ended October 31, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 33 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A, Class C and Class R6 prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

5  The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 6).

8  The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 37% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when Management first became the investment manager to the Fund.

17  The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18  The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19  The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

20  The Fund had a different goal and different principal investment strategies, which included a policy to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes and invest in only investment grade securities, prior to June 16, 2018. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

21  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Municipal Impact Fund (formerly, Neuberger Berman New York Municipal Income Fund). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Bloomberg Barclays G.O. Index. The Bloomberg Barclays G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

Bloomberg Barclays Municipal Bond Index:

The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays Municipal High Yield Index:

The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index:	The blended index is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index (both described above) and is rebalanced monthly.
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index:

The index is the 1-3 year component of the Bloomberg Barclays U.S. Government/Credit Index. The Bloomberg Barclays U.S. Government/Credit Index is the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. government) and investment grade corporate securities.

ICE BofA U.S. High Yield Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified:

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified:

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified:

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%.

50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified:

The blended index is composed of 50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified (all described above) and is rebalanced monthly.

S&P/LSTA Leveraged Loan Index:

A market value-weighted index that measures the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Eligible loans must be senior secured and US dollar denominated, with a minimum initial term of one year, a minimum initial spread of LIBOR + 125 basis points, and a $50 million initial funding. Defaulted loans remain in the index until removal upon exit from bankruptcy or restructuring. LSTA (Loan Syndications and Trading Association) / Thomson Reuters LPC Mark-to-Market Pricing is used to price each loan in the index. (Note, LIBOR is expected to stop being published at the end of 2021.)

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2020 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During the Period(1) 5/1/20 - 10/31/20	Expense Ratio	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During the Period(2) 5/1/20 - 10/31/20	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$1,030.10	$3.98	0.78%	$1,000.00	$1,021.22	$3.96	0.78%
Institutional Class	$1,000.00	$1,033.10	$1.94	0.38%	$1,000.00	$1,023.23	$1.93	0.38%
Class A	$1,000.00	$1,031.10	$3.98	0.78%	$1,000.00	$1,021.22	$3.96	0.78%
Class C	$1,000.00	$1,027.20	$7.80	1.53%	$1,000.00	$1,017.44	$7.76	1.53%
Class R6	$1,000.00	$1,033.60	$1.43	0.28%	$1,000.00	$1,023.73	$1.42	0.28%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$1,112.90	$4.20	0.79%	$1,000.00	$1,021.17	$4.01	0.79%
Class A	$1,000.00	$1,109.30	$6.15	1.16%	$1,000.00	$1,019.30	$5.89	1.16%
Class C	$1,000.00	$1,106.60	$10.11	1.91%	$1,000.00	$1,015.53	$9.68	1.91%
Floating Rate Income Fund
Institutional Class	$1,000.00	$1,103.60	$3.75	0.71%	$1,000.00	$1,021.57	$3.61	0.71%
Class A	$1,000.00	$1,101.60	$5.71	1.08%	$1,000.00	$1,019.71	$5.48	1.08%
Class C	$1,000.00	$1,097.50	$9.65	1.83%	$1,000.00	$1,015.94	$9.27	1.83%
High Income Bond Fund
Investor Class	$1,000.00	$1,110.00	$4.51	0.85%	$1,000.00	$1,020.86	$4.32	0.85%
Institutional Class	$1,000.00	$1,110.80	$3.66	0.69%	$1,000.00	$1,021.67	$3.51	0.69%
Class A	$1,000.00	$1,108.50	$5.99	1.13%	$1,000.00	$1,019.46	$5.74	1.13%
Class C	$1,000.00	$1,104.60	$9.63	1.82%	$1,000.00	$1,015.99	$9.22	1.82%
Class R3	$1,000.00	$1,107.20	$7.10	1.34%	$1,000.00	$1,018.40	$6.80	1.34%
Class R6	$1,000.00	$1,112.70	$3.08	0.58%	$1,000.00	$1,022.22	$2.95	0.58%
Municipal High Income Fund
Institutional Class	$1,000.00	$1,096.70	$2.69	0.51%	$1,000.00	$1,022.57	$2.59	0.51%
Class A	$1,000.00	$1,094.70	$4.63	0.88%	$1,000.00	$1,020.71	$4.47	0.88%
Class C	$1,000.00	$1,091.50	$8.57	1.63%	$1,000.00	$1,016.94	$8.26	1.63%
Municipal Impact Fund
Institutional Class	$1,000.00	$1,038.20	$2.20	0.43%	$1,000.00	$1,022.97	$2.19	0.43%
Class A	$1,000.00	$1,036.20	$4.09	0.80%	$1,000.00	$1,021.11	$4.06	0.80%
Class C	$1,000.00	$1,032.30	$7.92	1.55%	$1,000.00	$1,017.34	$7.86	1.55%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,050.40	$2.37	0.46%	$1,000.00	$1,022.82	$2.34	0.46%
Institutional Class	$1,000.00	$1,051.20	$1.60	0.31%	$1,000.00	$1,023.58	$1.58	0.31%
Class A	$1,000.00	$1,049.30	$3.50	0.68%	$1,000.00	$1,021.72	$3.46	0.68%
Class C	$1,000.00	$1,046.30	$7.36	1.43%	$1,000.00	$1,017.95	$7.25	1.43%
Short Duration Bond Fund
Investor Class	$1,000.00	$1,053.80	$2.84	0.55%	$1,000.00	$1,022.37	$2.80	0.55%
Trust Class	$1,000.00	$1,053.80	$3.36	0.65%	$1,000.00	$1,021.87	$3.30	0.65%
Institutional Class	$1,000.00	$1,054.80	$1.81	0.35%	$1,000.00	$1,023.38	$1.78	0.35%
Class A	$1,000.00	$1,053.40	$3.72	0.72%	$1,000.00	$1,021.52	$3.66	0.72%
Class C	$1,000.00	$1,049.40	$7.57	1.47%	$1,000.00	$1,017.75	$7.46	1.47%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During the Period(1) 5/1/20 - 10/31/20	Expense Ratio	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During the Period(2) 5/1/20 - 10/31/20	Expense Ratio
Strategic Income Fund
Trust Class	$1,000.00	$1,087.10	$4.98	0.95%	$1,000.00	$1,020.36	$4.82	0.95%
Institutional Class	$1,000.00	$1,090.00	$3.15	0.60%	$1,000.00	$1,022.12	$3.05	0.60%
Class A	$1,000.00	$1,087.70	$5.25	1.00%	$1,000.00	$1,020.11	$5.08	1.00%
Class C	$1,000.00	$1,083.00	$8.90	1.70%	$1,000.00	$1,016.59	$8.62	1.70%
Class R6	$1,000.00	$1,090.60	$2.63	0.50%	$1,000.00	$1,022.62	$2.54	0.50%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/366 (to reflect the one-half year period shown).

Legend October 31, 2020 (Unaudited)

Benchmarks:

BUBOR  = Budapest Interbank Offer Rate

CETIP  = Overnight Brazil

CLICP  = Sinacofi Chile Interbank Rate Average

CNRR007  = China Fixing Rate Repo Rates 7 Day

IBRCOL  = Colombia Overnight Interbank Reference Rate

JIBAR  = Johannesburg Interbank Average Rate

KLIBOR  = Kuala Lumpur Interbank Offered Rate

LIBOR  = London Interbank Offered Rate

MIBOR  = Mumbai Interbank Offered Rate

MOSPRIME  = Moscow Prime Offered Rate

PRIBOR  = Prague Interbank Offer Rate

SOFR  = Secured Overnight Financing Rate

TIIE  = Mexican Interbank Equilibrium Interest Rate

WIBOR  = Poland Warsaw Interbank Offer Rate

Currency Abbreviations:

ARS  = Argentine Peso

AUD  = Australian Dollar

BRL  = Brazilian Real

CAD  = Canadian Dollar

CLP  = Chilean Peso

CNH(a)  = Chinese Yuan Renminbi

CNY(a)  = Chinese Yuan Renminbi

COP  = Colombian Peso

CZK  = Czech Koruna

DKK  = Danish Krone

DOP  = Dominican Peso

EGP  = Egyptian Pound

EUR  = Euro

GBP  = Pound Sterling

GHS  = Ghanaian Cedi

HUF  = Hungarian Forint

IDR  = Indonesian Rupiah

INR  = Indian Rupee

KRW  = South Korean Won

MXN  = Mexican Peso

MYR  = Malaysian Ringgit

PEN  = Peruvian Nuevo Sol

PHP  = Philippine Peso

PLN  = Polish Zloty

RON  = New Romanian Leu

RUB  = Russian Ruble

THB  = Thai Baht

Currency Abbreviations (cont'd):

TRY  = Turkish Lira

UAH  = Ukraine Hryvnia

USD  = United States Dollar

UYU  = Uruguayan Peso

ZAR  = South African Rand

Non-Deliverable Forward Contracts:

BRL  = Brazilian Real

CLP  = Chilean Peso

CNY(a)  = Chinese Yuan Renminbi

COP  = Colombian Peso

IDR  = Indonesian Rupiah

INR  = Indian Rupee

KRW  = South Korean Won

MYR  = Malaysian Ringgit

PEN  = Peruvian Nuevo Sol

PHP  = Philippine Peso

RUB  = Russian Ruble

UAH  = Ukraine Hryvnia

Counterparties:

CITI  = Citibank, N.A.

GSI  = Goldman Sachs International

HSBC  = HSBC Bank plc

JPM  = JPMorgan Chase Bank N.A.

MS  = Morgan Stanley Capital Services LLC

SCB  = Standard Chartered Bank

SSB  = State Street Bank and Trust Company

Clearinghouses:

CME  = CME Group, Inc.

ICE CC  = ICE Clear Credit LLC

LCH  = LCH Clearnet Limited

Index Periods/Payment Frequencies:

1D  = 1 Day

7D  = 7 Days

28D  = 28 Days

1M  = 1 Month

2M  = 2 Months

3M  = 3 Months

6M  = 6 Months

1W  = 1 Week

1Y  = 1 Year

T  = Termination

(a)  There is one official currency held in China, the Chinese Yuan Renminbi. CNY is traded onshore, in mainland China and CNH is traded offshore, mainly in the Hong Kong market, each at a different exchange rate.

Schedule of Investments Core Bond Fund^ October 31, 2020

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 30.1%
	U.S. Treasury Bonds
$8,640,000	1.13%, due 5/15/2040	$8,209,350
3,030,000	2.75%, due 8/15/2042	3,757,318
2,265,000	3.75%, due 11/15/2043	3,261,954
5,795,000	3.00%, due 5/15/2045	7,505,204
2,965,000	1.25%, due 5/15/2050	2,676,839
	U.S. Treasury Inflation-Indexed Bonds(a)
8,358,909	0.13%, due 1/15/2030	9,117,414
492,996	2.13%, due 2/15/2040	741,484
1,655,968	1.38%, due 2/15/2044	2,304,965
	U.S. Treasury Notes
8,155,000	1.38%, due 1/31/2022	8,280,511	(b)
29,150,000	1.88%, due 2/28/2022	29,821,817
32,220,000	0.13%, due 8/31/2022	32,204,897
20,290,000	0.50%, due 3/31/2025 – 8/31/2027	20,147,174
7,075,000	2.88%, due 5/31/2025	7,886,414
10,180,000	0.25%, due 8/31/2025	10,121,942
9,205,000	0.63%, due 5/15/2030	9,009,394
	Total U.S. Treasury Obligations (Cost $153,147,238)	155,046,677
U.S. Government Agency Securities 0.9%
1,160,000	Federal Home Loan Bank, 5.50%, due 7/15/2036	1,780,789
	Federal National Mortgage Association
1,240,000	0.88%, due 8/5/2030	1,204,809
455,000	5.63%, due 7/15/2037	720,312
700,000	Tennessee Valley Authority, 5.25%, due 9/15/2039	1,049,452
	Total U.S. Government Agency Securities (Cost $4,095,496)	4,755,362
Mortgage-Backed Securities 44.9%
Collateralized Mortgage Obligations 5.9%
876,890	Angel Oak Mortgage Trust, Ser. 2019-6, Class A1, 2.62%, due 11/25/2059	885,146	(c)(d)
2,014,401	Angel Oak Mortgage Trust I LLC, Ser. 2019-1, Class A1, 3.92%, due 11/25/2048	2,061,079	(c)(d)
581,118	Bear Stearns ALT-A Trust, Ser. 2004-8, Class 2A, (1M USD LIBOR + 0.68%), 0.83%, due 9/25/2034	578,710	(e)
1,819,289	Bunker Hill Loan Depositary Trust, Ser. 2019-1, Class A1, 3.61%, due 10/26/2048	1,886,522	(c)(f)
1,799,957	Deephaven Residential Mortgage Trust, Ser. 2019-1A, Class A1, 3.74%, due 1/25/2059	1,817,946	(c)(d)
	Fannie Mae Connecticut Avenue Securities
1,224,349	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 2.40%, due 7/25/2030	1,205,980	(e)
1,786,859	Ser. 2020-R02, Class 2M1, (1M USD LIBOR + 0.75%), 0.90%, due 1/25/2040	1,785,063	(c)(e)
1,353,408	Ser. 2020-R01, Class 1M1, (1M USD LIBOR + 0.80%), 0.95%, due 1/25/2040	1,353,408	(c)(e)
3,100,940	Fannie Mae Interest Strip, Ser. 418, Class C24, 4.00%, due 8/25/2043	458,676	(g)
	Fannie Mae Real Estate Mortgage Investment Conduits
8,735	Ser. 2003-W5, Class A, (1M USD LIBOR + 0.11%), 0.37%, due 4/25/2033	8,543	(e)
2,014,018	Ser. 2012-15, Class S, (5.95% – 1M USD LIBOR), 5.80%, due 3/25/2042	385,728	(e)(g)
1,748,799	Ser. 2012-70, Class HS, (6.00% – 1M USD LIBOR), 5.85%, due 7/25/2042	342,841	(e)(g)
1,471,449	Ser. 2012-128, Class SL, (6.15% – 1M USD LIBOR), 6.00%, due 11/25/2042	308,062	(e)(g)
1,637,730	Ser. 2012-140, Class PI, 3.50%, due 12/25/2042	214,742	(g)
1,796,743	Ser. 2017-100, Class S, (6.15% – 1M USD LIBOR), 6.00%, due 12/25/2042	399,995	(e)(g)
1,312,241	Ser. 2012-130, Class AS, (6.70% – 1M USD LIBOR), 6.55%, due 12/25/2042	282,852	(e)(g)
1,117,165	Ser. 2013-6, Class SB, (6.10% – 1M USD LIBOR), 5.95%, due 2/25/2043	221,983	(e)(g)
1,464,364	Ser. 2013-18, Class PS, (6.10% – 1M USD LIBOR), 5.95%, due 3/25/2043	308,908	(e)(g)
1,827,427	Ser. 2016-32, Class LI, 3.50%, due 6/25/2046	264,718	(g)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$804,523	Ser. 2016-40, Class SA, (5.85% – 1M USD LIBOR), 5.70%, due 7/25/2046	$158,740	(e)(g)
2,399,405	Ser. 2016-95, Class US, (6.00% – 1M USD LIBOR), 5.85%, due 12/25/2046	489,914	(e)(g)
	Freddie Mac Real Estate Mortgage Investment Conduits
648,024	Ser. 4018, Class HS, (6.45% – 1M USD LIBOR), 6.30%, due 3/15/2042	134,477	(e)(g)
1,414,741	Ser. 4120, Class SV, (6.15% – 1M USD LIBOR), 6.00%, due 10/15/2042	265,750	(e)(g)
1,239,674	Ser. 4385, Class IA, 4.50%, due 9/15/2044	206,497	(g)
2,260,469	Ser. 4572, Class SA, (6.05% – 1M USD LIBOR), 5.90%, due 4/15/2046	464,945	(e)(g)
1,977,372	Ser. 4905, Class SA, (6.10% – 1M USD LIBOR), 5.95%, due 8/25/2049	349,432	(e)(g)
	Freddie Mac Strips
2,403,279	Ser. 303, Class C10, 3.50%, due 1/15/2033	241,461	(g)
1,454,921	Ser. 312, Class S1, (5.95% – 1M USD LIBOR), 5.80%, due 9/15/2043	301,902	(e)(g)
	Freddie Mac Structured Agency Credit Risk Debt Notes
967,658	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 3.40%, due 7/25/2029	995,359	(e)
450,000	Ser. 2017-DNA3, Class M2, (1M USD LIBOR + 2.50%), 2.65%, due 3/25/2030	454,782	(e)
1,731,212	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 2.50%, due 4/25/2030	1,746,889	(e)
765,628	Ser. 2018-HQA1, Class M2, (1M USD LIBOR + 2.30%), 2.45%, due 9/25/2030	748,647	(e)
2,236,609	Ser. 2019-CS03, Class M1, (1M USD LIBOR + 0.00%), 0.18%, due 10/25/2032	2,183,760	(c)
	Freddie Mac Structured Agency Credit Risk Debt Notes Real Estate Mortgage Investment Conduits
160,793	Ser. 2020-DNA1, Class M1, (1M USD LIBOR + 0.70%), 0.85%, due 1/25/2050	160,679	(c)(e)
410,948	Ser. 2020-DNA2, Class M1, (1M USD LIBOR + 0.75%), 0.90%, due 2/25/2050	410,159	(c)(e)
666,201	Ser. 2020-HQA1, Class M1, (1M USD LIBOR + 0.75%), 0.90%, due 1/25/2050	664,851	(c)(e)
1,265,938	GCAT Trust, Ser. 2019-NQM3, Class A1, 2.69%, due 11/25/2059 Government National Mortgage Association	1,292,368	(c)(d)
1,597,677	Ser. 2013-5, Class BI, 3.50%, due 1/20/2043	241,764	(g)
1,590,710	Ser. 2013-23, Class IT, 3.50%, due 2/20/2043	258,545	(g)
1,404,911	Ser. 2018-124, Class DS, (6.10% – 1M USD LIBOR), 5.95%, due 12/16/2043	301,533	(e)(g)
1,436,093	Ser. 2016-77, Class TS, (6.15% – 1M USD LIBOR), 6.00%, due 12/20/2044	256,383	(e)(g)
1,668,944	Ser. 2019-22, Class SA, (5.60% – 1M USD LIBOR), 5.45%, due 2/20/2045	337,154	(e)(g)
1,359,552	Ser. 2016-91, Class NS, (6.08% – 1M USD LIBOR), 5.93%, due 7/20/2046	306,553	(e)(g)
2,599,092	Ser. 2018-7, Class SA, (6.20% – 1M USD LIBOR), 6.05%, due 1/20/2048	499,612	(e)(g)
532,581	New Residential Mortgage Loan Trust, Ser. 2019-NQM5, Class A1, 2.71%, due 11/25/2059	545,670	(c)(d)
804,257	Starwood Mortgage Residential Trust, Ser. 2019-INV1, Class A1, 2.61%, due 9/27/2049	816,107	(c)(d)
943,841	Verus Securitization Trust, Ser. 2019-4, Class A1, 2.64%, due 11/25/2059	961,876	(c)(f)
		30,566,711
Commercial Mortgage-Backed 7.5%
1,755,286	BX Commercial Mortgage Trust, Ser. 2018-IND, Class A, (1M USD LIBOR + 0.75%), 0.90%, due 11/15/2035	1,747,571	(c)(e)
496,648	CD Mortgage Trust, Ser. 2018-CD7, Class A1, 3.28%, due 8/15/2051	510,411
	Citigroup Commercial Mortgage Trust
1,093,000	Ser. 2013-GC11, Class B, 3.73%, due 4/10/2046	1,139,004	(d)
330,000	Ser. 2013-GC17, Class B, 5.10%, due 11/10/2046	351,300	(d)
745,000	Ser. 2014-GC23, Class B, 4.18%, due 7/10/2047	796,185	(d)
4,583,058	Ser. 2014-GC25, Class XA, 0.99%, due 10/10/2047	146,953	(d)(g)
2,352,508	Ser. 2015-GC27, Class XA, 1.34%, due 2/10/2048	108,523	(d)(g)
550,000	Ser. 2015-P1, Class A5, 3.72%, due 9/15/2048	609,054
520,000	Ser. 2018-C6, Class A4, 4.41%, due 11/10/2051	615,120
1,328,000	Commercial Mortgage Loan Trust, Ser. 2015-CR26, Class A4, 3.63%, due 10/10/2048	1,469,399
	Commercial Mortgage Trust
1,060,000	Ser. 2012-CR4, Class AM, 3.25%, due 10/15/2045	1,064,183
1,000,000	Ser. 2013-LC6, Class B, 3.74%, due 1/10/2046	1,025,638
500,000	Ser. 2014-CR15, Class B, 4.69%, due 2/10/2047	546,459	(d)
5,303,209	Ser. 2014-CR16, Class XA, 0.97%, due 4/10/2047	148,371	(d)(g)
3,301,026	Ser. 2014-LC15, Class XA, 1.09%, due 4/10/2047	95,182	(d)(g)
900,000	Ser. 2014-LC15, Class AM, 4.20%, due 4/10/2047	972,810

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$5,182,568	Ser. 2014-CR17, Class XA, 0.97%, due 5/10/2047	$138,662	(d)(g)
3,088,499	Ser. 2014-UBS3, Class XA, 1.07%, due 6/10/2047	99,247	(d)(g)
17,625,887	Ser. 2014-CR18, Class XA, 1.06%, due 7/15/2047	528,620	(d)(g)
4,208,636	Ser. 2014-UBS6, Class XA, 0.89%, due 12/10/2047	119,684	(d)(g)
485,000	Ser. 2014-CR21, Class AM, 3.99%, due 12/10/2047	527,807
1,105,000	Ser. 2015-LC21, Class A4, 3.71%, due 7/10/2048	1,219,178
740,000	Ser. 2015-CR25, Class A4, 3.76%, due 8/10/2048	821,996
311,737	Ser. 2017-COR2, Class A1, 2.11%, due 9/10/2050	314,371
	CSAIL Commercial Mortgage Trust
27,473,706	Ser. 2016-C5, Class XA, 0.89%, due 11/15/2048	890,571	(d)(g)
353,000	Ser. 2016-C7, Class A5, 3.50%, due 11/15/2049	387,582
1,185,000	Ser. 2015-C1, Class B, 4.04%, due 4/15/2050	1,236,463	(d)
264,305	Ser. 2017-CX9, Class A1, 2.02%, due 9/15/2050	266,134
1,280,000	Ser. 2017-CX9, Class A5, 3.45%, due 9/15/2050	1,420,713
	Freddie Mac Multifamily Structured Pass Through Certificates
25,337,521	Ser. KW03, Class X1, 0.84%, due 6/25/2027	1,042,677	(d)(g)
63,186,000	Ser. K088, Class XAM, 0.42%, due 1/25/2029	2,181,118	(d)(g)
22,975,927	Ser. K090, Class X1, 0.71%, due 2/25/2029	1,241,865	(d)(g)
10,000,000	Ser. K098, Class XAM, 1.39%, due 8/25/2029	1,102,203	(d)(g)
	GS Mortgage Securities Trust
770,000	Ser. 2012-GCJ9, Class B, 3.75%, due 11/10/2045	789,212	(c)
9,435,415	Ser. 2014-GC18, Class XA, 1.01%, due 1/10/2047	250,473	(d)(g)
765,000	JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Class AS, 4.02%, due 12/15/2048	843,428
	Morgan Stanley Bank of America Merrill Lynch Trust
3,691,442	Ser. 2014-C16, Class XA, 1.00%, due 6/15/2047	96,314	(d)(g)
259,466	Ser. 2017-C34, Class A1, 2.11%, due 11/15/2052	261,454
1,000,000	Morgan Stanley Capital I Trust, Ser. 2017-H1, Class A5, 3.53%, due 6/15/2050	1,111,301
	UBS Commercial Mortgage Trust
500,000	Ser. 2017-C2, Class A4, 3.49%, due 8/15/2050	557,480
185,601	Ser. 2017-C4, Class A1, 2.13%, due 10/15/2050	186,245
1,249,690	Ser. 2018-C14, Class A1, 3.38%, due 12/15/2051	1,288,873
	Wells Fargo Commercial Mortgage Trust
725,000	Ser. 2012-LC5, Class B, 4.14%, due 10/15/2045	749,957
500,000	Ser. 2015-C29, Class A4, 3.64%, due 6/15/2048	552,203
670,000	Ser. 2015-NXS4, Class C, 4.70%, due 12/15/2048	699,200	(d)
225,000	Ser. 2016-LC24, Class A4, 2.94%, due 10/15/2049	243,361
950,000	Ser. 2016-NXS6, Class A4, 2.92%, due 11/15/2049	1,020,356
365,226	Ser. 2017-C39, Class A1, 1.98%, due 9/15/2050	367,539
580,000	Ser. 2017-C39, Class A5, 3.42%, due 9/15/2050	647,991
404,171	Ser. 2018-C46, Class A1, 3.16%, due 8/15/2051	414,241
375,000	Ser. 2018-C46, Class A4, 4.15%, due 8/15/2051	434,358
510,000	Ser. 2019-C51, Class A4, 3.31%, due 6/15/2052	570,446
445,000	Ser. 2016-LC25, Class A4, 3.64%, due 12/15/2059	499,325
	WF-RBS Commercial Mortgage Trust
1,000,000	Ser. 2012-C8, Class B, 4.31%, due 8/15/2045	1,035,924
5,688,641	Ser. 2014-C25, Class XA, 0.81%, due 11/15/2047	151,729	(d)(g)
13,466,179	Ser. 2014-C22, Class XA, 0.81%, due 9/15/2057	328,501	(d)(g)
560,000	Ser. 2014-C22, Class AS, 4.07%, due 9/15/2057	604,617	(d)
		38,589,582
Fannie Mae 13.9%
	Pass-Through Certificates
8,123,925	2.50%, due 7/1/2045 – 11/1/2050	8,471,985	(h)
20,499,922	3.00%, due 10/1/2041 – 9/1/2050	21,507,555

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$16,041,128	3.50%, due 12/1/2041 – 12/1/2049	$17,152,739	(h)
17,975,948	4.00%, due 1/1/2041 – 2/1/2049	19,458,192
3,435,657	4.50%, due 4/1/2034 – 5/1/2050	3,779,883
1,060,743	5.00%, due 4/1/2023 – 9/1/2041	1,202,173
299,577	5.50%, due 5/1/2038 – 3/1/2041	345,990
		71,918,517
Freddie Mac 6.7%
	Pass-Through Certificates
7,391,689	2.50%, due 6/1/2050 – 10/1/2050	7,707,989	(h)
4,956,425	3.00%, due 11/1/2046 – 7/1/2050	5,198,361	(h)
7,884,662	3.50%, due 7/1/2042 – 7/1/2048	8,450,030
10,077,726	4.00%, due 11/1/2040 – 8/1/2048	10,913,156	(h)
1,327,117	4.50%, due 6/1/2039 – 7/1/2047	1,469,097
441,966	5.00%, due 5/1/2023 – 5/1/2041	490,389
74,127	5.50%, due 5/1/2035 – 11/1/2038	86,266
		34,315,288
Ginnie Mae 4.0%
	Pass-Through Certificates
2,519,155	3.50%, due 1/20/2043 – 12/20/2047	2,698,770
920,578	4.00%, due 11/20/2044 – 2/20/2050	990,712
4,315,000	2.00%, TBA, 30 Year Maturity	4,478,329	(i)
12,100,000	2.50%, TBA, 30 Year Maturity	12,671,914	(i)
		20,839,725
Uniform Mortgage-Backed Securities 6.9%
	Pass-Through Certificates
1,745,000	2.00%, TBA, 15 Year Maturity, 2.00%, due 11/17/2035	1,809,347	(i)
9,060,000	2.50%, TBA, 30 Year Maturity, 2.50%, due 11/12/2050	9,439,741	(i)
380,000	3.00%, TBA, 30 Year Maturity, 3.00%, due 11/12/2050	397,159	(i)
345,000	3.50%, TBA, 30 Year Maturity, 3.50%, due 11/12/2050	364,332	(i)
560,000	4.00%, TBA, 30 Year Maturity, 4.00%, due 11/12/2050	598,063	(i)
22,350,000	2.00%, TBA, 30 Year Maturity, 2.00%, due 11/15/2050	23,042,326	(i)
		35,650,968
	Total Mortgage-Backed Securities (Cost $231,609,411)	231,880,791
Corporate Bonds 30.6%
Aerospace & Defense 0.5%
	Boeing Co.
365,000	3.90%, due 5/1/2049	336,749
155,000	3.75%, due 2/1/2050	137,698
1,915,000	5.81%, due 5/1/2050	2,252,172	(j)
		2,726,619

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Agriculture 1.2%
	BAT Capital Corp.
$1,410,000	4.91%, due 4/2/2030	$1,642,003
1,630,000	3.73%, due 9/25/2040	1,597,929
1,000,000	5.28%, due 4/2/2050	1,149,328
1,960,000	BAT International Finance PLC, 1.67%, due 3/25/2026	1,967,699
		6,356,959
Airlines 1.7%
5,345,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	5,424,599	(c)
3,405,000	United Airlines Pass Through Trust, Ser. 2020-1, Class A, 5.88%, due 10/15/2027	3,412,267
		8,836,866
Auto Manufacturers 1.4%
1,525,000	General Motors Co., 6.13%, due 10/1/2025	1,787,162	(j)
	General Motors Financial Co., Inc.
1,000,000	5.10%, due 1/17/2024	1,096,532
930,000	3.60%, due 6/21/2030	977,743
	Volkswagen Group of America Finance LLC
1,620,000	2.70%, due 9/26/2022	1,678,983	(c)(j)
1,610,000	3.35%, due 5/13/2025	1,750,260	(c)(j)
		7,290,680
Banks 5.1%
	Bank of America Corp.
1,410,000	3.97%, due 3/5/2029	1,617,920	(j)(k)
860,000	2.50%, due 2/13/2031	891,179	(k)
795,000	4.08%, due 3/20/2051	965,190	(k)
1,440,000	Barclays PLC, 2.85%, due 5/7/2026	1,510,064	(k)
1,130,000	BNP Paribas SA, 3.05%, due 1/13/2031	1,196,196	(c)(k)
	Citigroup, Inc.
1,300,000	3.89%, due 1/10/2028	1,466,337	(k)
695,000	3.52%, due 10/27/2028	771,228	(k)
1,070,000	2.98%, due 11/5/2030	1,149,001	(k)
1,080,000	Credit Suisse Group AG, 4.19%, due 4/1/2031	1,238,618	(c)(k)
	Goldman Sachs Group, Inc.
465,000	4.02%, due 10/31/2038	542,085	(k)
550,000	5.15%, due 5/22/2045	729,042
1,345,000	HSBC Holdings PLC, 6.00%, due 5/22/2027	1,394,314	(k)(l)
	JPMorgan Chase & Co.
575,000	4.49%, due 3/24/2031	694,715	(k)
1,330,000	3.11%, due 4/22/2041	1,427,921	(k)
1,070,000	Lloyds Banking Group PLC, 1.33%, due 6/15/2023	1,078,629	(k)
	Morgan Stanley
2,355,000	3.59%, due 7/22/2028	2,646,920	(j)(k)
1,455,000	2.70%, due 1/22/2031	1,553,336	(k)
1,950,000	Natwest Group PLC, 3.03%, due 11/28/2035	1,891,344	(j)(k)
	Wells Fargo & Co.
2,605,000	2.57%, due 2/11/2031	2,712,883	(j)(k)
535,000	5.01%, due 4/4/2051	720,440	(k)
		26,197,362

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Beverages 0.8%
	Anheuser-Busch InBev Worldwide, Inc.
$865,000	4.60%, due 4/15/2048	$1,024,713
1,260,000	4.75%, due 4/15/2058	1,513,820	(j)
970,000	5.80%, due 1/23/2059	1,361,883
		3,900,416
Building Materials 0.3%
1,575,000	Carrier Global Corp., 2.72%, due 2/15/2030	1,646,305	(c)
Computers 0.9%
1,155,000	Apple, Inc., 4.65%, due 2/23/2046	1,570,791	(j)
1,805,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/2023	1,986,551	(c)(j)
685,000	IBM Corp., 4.25%, due 5/15/2049	842,132
		4,399,474
Diversified Financial Services 1.3%
1,700,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 10/1/2025	1,719,086	(j)
1,210,000	Air Lease Corp., 2.30%, due 2/1/2025	1,193,194
1,595,000	Avolon Holdings Funding Ltd., 3.25%, due 2/15/2027	1,454,576	(c)
2,165,000	Synchrony Financial, 2.85%, due 7/25/2022	2,233,634	(j)
		6,600,490
Electric 1.2%
355,000	Berkshire Hathaway Energy Co., 4.25%, due 10/15/2050	437,480	(c)
600,000	Consolidated Edison Co. of New York, Inc., 3.95%, due 4/1/2050	706,206
1,565,000	DTE Energy Co., Ser. C, 3.40%, due 6/15/2029	1,741,484
1,005,000	Entergy Corp., 2.80%, due 6/15/2030	1,081,880
995,000	Exelon Corp., 4.70%, due 4/15/2050	1,260,445
1,005,000	Pacific Gas and Electric Co., 2.50%, due 2/1/2031	952,647
		6,180,142
Food 0.4%
1,415,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	1,645,121	(c)(j)
310,000	Kroger Co., 5.40%, due 1/15/2049	428,423
		2,073,544
Gas 0.3%
1,150,000	East Ohio Gas Co., 3.00%, due 6/15/2050	1,159,388	(c)
560,000	Piedmont Natural Gas Co., Inc., 3.35%, due 6/1/2050	596,040
		1,755,428
Healthcare - Services 0.4%
	HCA, Inc.
1,000,000	4.50%, due 2/15/2027	1,131,017
940,000	5.25%, due 6/15/2049	1,139,773
		2,270,790

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Insurance 0.2%
$1,015,000	AXA Equitable Holdings, Inc., 5.00%, due 4/20/2048	$1,211,743
Media 1.9%
2,450,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 3/1/2050	2,779,361	(j)
1,050,000	Discovery Communications LLC, 3.63%, due 5/15/2030	1,160,331
1,680,000	Fox Corp., 5.58%, due 1/25/2049	2,285,808	(j)
	ViacomCBS, Inc.
815,000	4.95%, due 1/15/2031	988,571
1,030,000	4.20%, due 5/19/2032	1,183,383
1,240,000	Walt Disney Co., 4.70%, due 3/23/2050	1,628,846	(j)
		10,026,300
Mining 0.4%
	Anglo American Capital PLC
805,000	3.63%, due 9/11/2024	866,553	(c)
1,100,000	5.38%, due 4/1/2025	1,267,785	(c)
		2,134,338
Miscellaneous Manufacturer 0.5%
1,290,000	General Electric Capital Corp., 5.88%, due 1/14/2038	1,549,253	(j)
1,065,000	General Electric Co., 4.35%, due 5/1/2050	1,125,711
		2,674,964
Oil & Gas 2.0%
1,820,000	BP Capital Markets America, Inc., 3.63%, due 4/6/2030	2,050,840	(j)
350,000	Canadian Natural Resources Ltd., 4.95%, due 6/1/2047	370,188
530,000	Chevron Corp., 2.98%, due 5/11/2040	559,807
905,000	Concho Resources, Inc., 4.88%, due 10/1/2047	1,111,275
1,745,000	Exxon Mobil Corp., 3.45%, due 4/15/2051	1,842,298	(j)
1,705,000	Marathon Petroleum Corp., 4.70%, due 5/1/2025	1,892,411
	Occidental Petroleum Corp.
1,280,000	3.20%, due 8/15/2026	988,800
1,305,000	3.50%, due 8/15/2029	941,505
470,000	4.30%, due 8/15/2039	319,600
		10,076,724
Pharmaceuticals 2.8%
	AbbVie, Inc.
425,000	3.20%, due 11/21/2029	467,652	(c)
510,000	4.05%, due 11/21/2039	582,478	(c)
1,110,000	4.70%, due 5/14/2045	1,352,899
1,405,000	4.25%, due 11/21/2049	1,634,271	(c)(j)
2,190,000	AstraZeneca PLC, 2.13%, due 8/6/2050	1,960,916	(j)
	Cigna Corp.
165,000	4.80%, due 8/15/2038	204,399
750,000	3.20%, due 3/15/2040	785,142
	CVS Health Corp.
565,000	4.13%, due 4/1/2040	639,054

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,195,000	5.05%, due 3/25/2048	$1,509,998	(j)
1,500,000	4.25%, due 4/1/2050	1,744,541	(j)
1,070,000	Mylan, Inc., 4.55%, due 4/15/2028	1,241,038
1,170,000	Takeda Pharmaceutical Co. Ltd., 3.38%, due 7/9/2060	1,211,170
1,025,000	Upjohn, Inc., 2.70%, due 6/22/2030	1,057,317	(c)
		14,390,875
Pipelines 2.0%
	Energy Transfer Operating L.P.
1,000,000	3.75%, due 5/15/2030	979,961
835,000	6.25%, due 4/15/2049	879,491
1,070,000	Enterprise Products Operating LLC, 3.20%, due 2/15/2052	987,440
1,535,000	Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/2024	1,666,094	(j)
1,320,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	1,539,899
1,170,000	MPLX L.P., 4.70%, due 4/15/2048	1,151,486
	Plains All American Pipeline L.P./PAA Finance Corp.
530,000	4.65%, due 10/15/2025	565,320
2,390,000	3.55%, due 12/15/2029	2,289,108	(j)
		10,058,799
Real Estate Investment Trusts 0.2%
735,000	Healthcare Trust of America Holdings L.P., 3.10%, due 2/15/2030	782,924
Retail 0.7%
1,500,000	Home Depot, Inc., 3.30%, due 4/15/2040	1,695,521	(j)
	McDonald's Corp.
260,000	2.13%, due 3/1/2030	269,397
360,000	3.63%, due 9/1/2049	399,162
1,190,000	Walmart, Inc., 3.40%, due 6/26/2023	1,283,495
		3,647,575
Semiconductor 0.9%
	Broadcom, Inc.
1,000,000	5.00%, due 4/15/2030	1,179,522
1,650,000	4.15%, due 11/15/2030	1,847,983	(j)
1,515,000	Microchip Technology, Inc., 4.33%, due 6/1/2023	1,632,627	(j)
		4,660,132
Software 0.6%
650,000	Fiserv, Inc., 4.40%, due 7/1/2049	800,570
	Oracle Corp.
465,000	4.00%, due 7/15/2046	536,595
695,000	3.60%, due 4/1/2050	763,969
640,000	3.85%, due 4/1/2060	723,458
		2,824,592

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Telecommunications 2.3%
	AT&T, Inc.
$106,000	4.35%, due 6/15/2045	$117,168
1,271,000	4.50%, due 3/9/2048	1,416,712
1,935,000	3.65%, due 6/1/2051	1,895,803	(j)
344,000	3.55%, due 9/15/2055	325,228	(c)
2,081,000	3.65%, due 9/15/2059	1,969,897	(c)
1,590,000	British Telecommunications PLC, 3.25%, due 11/8/2029	1,718,198	(c)(j)
	T-Mobile USA, Inc.
1,070,000	2.55%, due 2/15/2031	1,088,960	(c)
555,000	4.38%, due 4/15/2040	641,019	(c)
1,420,000	4.50%, due 4/15/2050	1,653,569	(c)
750,000	Vodafone Group PLC, 4.88%, due 6/19/2049	927,701
		11,754,255
Transportation 0.3%
1,500,000	CSX Corp., 3.80%, due 4/15/2050	1,756,852	(j)
Water 0.3%
1,440,000	Essential Utilities, Inc., 3.35%, due 4/15/2050	1,503,936	(j)
	Total Corporate Bonds (Cost $148,365,457)	157,739,084
Asset-Backed Securities 3.7%
800,000	522 Funding CLO I Ltd., Ser. 2019-1A, Class A1, (3M USD LIBOR + 1.39%), 1.63%, due 1/15/2033	795,559	(c)(e)
1,140,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	1,188,985	(c)
642,858	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, (1M USD LIBOR + 0.48%), 0.63%, due 10/25/2035	641,494	(e)
14,201	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, (1M USD LIBOR + 0.46%), 0.61%, due 12/25/2033	13,097	(e)
1,550,000	CIFC Funding Ltd., Ser. 2019-5A, Class A1, (3M USD LIBOR + 1.34%), 1.58%, due 10/15/2032	1,546,646	(c)(e)
570,440	Corevest American Finance Trust, Ser. 2019-1, Class A, 3.32%, due 3/15/2052	606,301	(c)
1,900,000	Elmwood CLO III Ltd., Ser. 2019-3A, Class A1, (3M USD LIBOR + 1.37%), 1.61%, due 10/15/2032	1,885,281	(c)(e)
2,355	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, (1M LIBOR + 0.24%), 0.39%, due 5/25/2032	2,342	(e)
1,500,000	Kayne CLO 5 Ltd., Ser. 2019-5A, Class A, (3M USD LIBOR + 1.35%), 1.56%, due 7/24/2032	1,486,309	(c)(e)
900,000	Magnetite XXIV Ltd., Ser. 2019-24A, Class A, (3M USD LIBOR + 1.33%), 1.57%, due 1/15/2033	891,592	(c)(e)
1,575,431	Navient Student Loan Trust, Ser. 2019-7A, Class A1, (1M USD LIBOR + 0.50%), 0.65%, due 1/25/2068	1,568,313	(c)(e)
2,200,000	Octagon Investment Partners 44 Ltd., Ser. 2019-1A, Class A, (3M USD LIBOR + 1.30%), 1.52%, due 7/20/2032	2,190,846	(c)(e)
1,245,131	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, (1M USD LIBOR + 0.46%), 0.61%, due 1/25/2036	1,238,058	(e)
8,946	Saxon Asset Securities Trust, Ser. 2004-1, Class A, (1M USD LIBOR + 0.54%), 0.69%, due 3/25/2035	8,347	(e)
2,200,000	Southwick Park CLO LLC, Ser. 2019-4A, Class A1, (3M USD LIBOR + 1.30%), 1.52%, due 7/20/2032	2,178,506	(c)(e)
3,050,000	Voya CLO Ltd., Ser. 2019-2A, Class A, (3M USD LIBOR + 1.27%), 1.49%, due 7/20/2032	3,033,792	(c)(e)
	Total Asset-Backed Securities (Cost $19,028,030)	19,275,468

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

NUMBER OF SHARES		VALUE
Short-Term Investments 1.5%
Investment Companies 1.5%
7,650,591	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(m) (Cost $7,650,591)	$7,650,591	(j)
	Total Investments 111.7% (Cost $563,896,223)	576,347,973
	Liabilities Less Other Assets (11.7)%	(60,551,747	)(n)
	Net Assets 100.0%	$515,796,226

(a)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(b)  All or a portion of the security is pledged as collateral for futures.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $69,624,551, which represents 13.5% of net assets of the Fund.

(d)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2020.

(e)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2020 and changes periodically.

(f)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2020.

(g)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h)  All or a portion of this security was purchased on a delayed delivery basis.

(i)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2020 amounted to $52,801,211, which represents 10.2% of net assets of the Fund.

(j)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures and/or delayed delivery securities with a total value of $67,893,943.

(k)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(l)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(m)  Represents 7-day effective yield as of October 31, 2020.

(n)  Includes the impact of the Fund's open positions in derivatives at October 31, 2020.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2020, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2020	32	U.S. Treasury Long Bond	$5,519,000	$(125,363)
12/2020	213	U.S. Treasury Note, 5 Year	26,753,133	(56,577)
Total Long Positions			$32,272,133	$(181,940)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2020	68	U.S. Treasury Bond, Ultra 10 Year	$(10,695,125)	$108,593
12/2020	77	U.S. Treasury Note, 2 Year	(17,004,969)	(1,194)
12/2020	77	U.S. Treasury Ultra Bond	(16,555,000)	551,125
Total Short Positions			$(44,255,094)	$658,524
Total Futures				$476,584

At October 31, 2020, the Fund had securities pledged in the amount of $401,079 to cover collateral requirements on open futures. For the year ended October 31, 2020, the average notional value for the months where the Fund had futures outstanding was $47,387,067 for long positions and $(24,226,537) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$155,046,677	$—	$155,046,677
U.S. Government Agency Securities	—	4,755,362	—	4,755,362
Mortgage-Backed Securities(a)	—	231,880,791	—	231,880,791
Corporate Bonds(a)	—	157,739,084	—	157,739,084
Asset-Backed Securities	—	19,275,468	—	19,275,468
Short-Term Investments	—	7,650,591	—	7,650,591
Total Investments	$—	$576,347,973	$—	$576,347,973

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2020:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$659,718	$—	$—	$659,718
Liabilities	(183,134)	—	—	(183,134)
Total	$476,584	$—	$—	$476,584

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ October 31, 2020

PRINCIPAL AMOUNT(a)		VALUE
Corporate Bonds 28.6%
Argentina 0.3%
$51,000	Pampa Energia SA, 7.38%, due 7/21/2023	$42,329	(b)
234,000	Rio Energy SA/UGEN SA/UENSA SA, 6.88%, due 2/1/2025	124,020	(c)
	YPF SA
92,000	8.50%, due 3/23/2025	58,880	(c)
260,000	8.50%, due 7/28/2025	154,960	(b)
		380,189
Azerbaijan 1.5%
	Southern Gas Corridor CJSC
200,000	6.88%, due 3/24/2026	227,944	(b)
1,800,000	6.88%, due 3/24/2026	2,051,500	(b)(d)
		2,279,444
Bahrain 0.2%
219,000	Oil & Gas Holding Co., 7.63%, due 11/7/2024	233,772	(c)
Brazil 2.0%
200,000	Banco do Brasil SA, 9.00%, due 6/18/2024	218,350	(b)(e)(f)
200,000	Braskem Netherlands Finance BV, 8.50%, due 1/23/2081	203,152	(c)(e)
200,000	BRF SA, 4.88%, due 1/24/2030	200,304	(c)
327,000	CSN Resources SA, 7.63%, due 4/17/2026	335,829	(c)(d)
200,000	Embraer Netherlands Finance BV, 6.95%, due 1/17/2028	201,400	(c)
268,000	GUSAP III L.P., 4.25%, due 1/21/2030	284,348	(c)
200,000	Itau Unibanco Holding SA, 3.25%, due 1/24/2025	202,650	(b)
276,000	MARB BondCo PLC, 6.88%, due 1/19/2025	285,191	(c)(d)
250,000	Minerva Luxembourg SA, 6.50%, due 9/20/2026	260,003	(b)
305,219	MV24 Capital BV, 6.75%, due 6/1/2034	307,053	(c)(d)
	Petrobras Global Finance BV
38,000	5.09%, due 1/15/2030	39,686
228,000	5.60%, due 1/3/2031	245,750
40,000	6.90%, due 3/19/2049	45,266
213,000	Suzano Austria GmbH, 5.00%, due 1/15/2030	233,448
56,000	Vale Overseas Ltd., 3.75%, due 7/8/2030	58,967
		3,121,397
Chile 1.0%
200,000	AES Gener SA, 7.13%, due 3/26/2079	206,768	(c)(e)
250,000	Celulosa Arauco y Constitucion SA, 4.20%, due 1/29/2030	266,250	(b)
	Codelco, Inc.
238,000	3.00%, due 9/30/2029	250,544	(c)
200,000	3.15%, due 1/14/2030	212,212	(b)
204,000	4.38%, due 2/5/2049	235,477	(c)
200,000	Kenbourne Invest SA, 6.88%, due 11/26/2024	208,500	(b)
200,000	VTR Finance NV, 6.38%, due 7/15/2028	213,000	(c)
		1,592,751

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
China 3.7%
	$200,000	Agile Group Holdings Ltd., 5.75%, due 1/2/2025	$199,031	(b)
	212,000	Alibaba Group Holding Ltd., 4.20%, due 12/6/2047	261,210	(d)
	200,000	CCCI Treasure Ltd., 3.43%, due 11/21/2024	198,250	(b)(e)(f)
	200,000	Champion Sincerity Holdings Ltd., 8.13%, due 2/8/2022	208,604	(b)(e)(f)
	200,000	China Evergrande Group, 6.25%, due 6/28/2021	186,297	(b)
		China Minmetals Corp.
	210,000	4.45%, due 5/13/2021	212,205	(b)(e)(f)
	616,000	3.75%, due 11/13/2022	627,118	(b)(d)(e)(f)
	200,000	China Overseas Finance Cayman VI Ltd., 5.95%, due 5/8/2024	228,066	(b)
	200,000	CNAC HK Finbridge Co. Ltd., 3.38%, due 6/19/2024	207,131	(b)
	200,000	CNOOC Finance 2015 USA LLC, 3.50%, due 5/5/2025	218,672
	20,000	CNOOC Petroleum North America ULC, 5.88%, due 3/10/2035	27,727
	201,000	Dianjian Int'l Finance Ltd., 4.60%, due 3/13/2023	208,025	(b)(e)(f)
	200,000	Franshion Brilliant Ltd., 4.25%, due 7/23/2029	202,675	(b)
	200,000	Greenland Global Investment Ltd., 6.75%, due 6/25/2022	198,710	(b)
	250,000	Huarong Finance 2019 Co. Ltd., 4.50%, due 5/29/2029	269,984	(b)(d)
	300,000	Kaisa Group Holdings Ltd., 9.38%, due 6/30/2024	271,745	(b)
	200,000	Lenovo Group Ltd., 5.88%, due 4/24/2025	226,732	(b)
	200,000	Minmetals Bounteous Finance BVI Ltd., 3.38%, due 9/3/2024	203,100	(b)(e)(f)
	200,000	Prosus NV, 3.68%, due 1/21/2030	217,392	(c)
	200,000	Proven Honour Capital Ltd., 4.13%, due 5/19/2025	207,441	(b)
	207,000	Shanghai Port Group BVI Development 2 Co. Ltd., 2.38%, due 7/13/2030	206,577	(b)
		Sunac China Holdings Ltd.
	250,000	8.35%, due 4/19/2023	255,844	(b)
	218,000	7.00%, due 7/9/2025	210,893	(b)
	200,000	Yuzhou Group Holdings Co. Ltd., 8.30%, due 5/27/2025	202,598	(b)
	200,000	ZhongAn Online P&C Insurance Co. Ltd., 3.13%, due 7/16/2025	197,646	(b)
			5,653,673
Colombia 1.6%
	200,000	Banco de Bogota SA, 6.25%, due 5/12/2026	219,502	(b)
	200,000	Bancolombia SA, 4.63%, due 12/18/2029	195,250	(e)
		Ecopetrol SA
	300,000	7.38%, due 9/18/2043	375,378
	200,000	5.88%, due 5/28/2045	218,140
		Empresas Publicas de Medellin ESP	`
COP	807,000,000	7.63%, due 9/10/2024	217,467	(c)
COP	1,600,000,000	8.38%, due 11/8/2027	426,750	(c)
COP	437,000,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/2024	122,782	(c)
	$200,000	Grupo Aval Ltd., 4.38%, due 2/4/2030	194,700	(c)
	300,000	Millicom Int'l Cellular SA, 6.25%, due 3/25/2029	331,650	(b)(d)
	200,000	Oleoducto Central SA, 4.00%, due 7/14/2027	209,480	(c)
			2,511,099
Ghana 0.2%
	200,000	Kosmos Energy Ltd., 7.13%, due 4/4/2026	166,140	(c)
	200,000	Tullow Oil PLC, 6.25%, due 4/15/2022	124,000	(b)
			290,140
Guatemala 0.2%
	250,000	Central American Bottling Corp., 5.75%, due 1/31/2027	261,875	(c)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	Hong Kong 0.5%
	$200,000	Celestial Miles Ltd., 5.75%, due 1/31/2024	$208,344	(b)(e)(f)
		Melco Resorts Finance Ltd.
	200,000	5.63%, due 7/17/2027	203,089	(b)
	200,000	5.75%, due 7/21/2028	199,304	(c)
	200,000	NWD MTN Ltd., 4.13%, due 7/18/2029	202,018	(b)
			812,755
	India 1.3%
	200,000	Adani Electricity Mumbai Ltd., 3.95%, due 2/12/2030	197,606	(c)
	200,000	Adani Ports & Special Economic Zone Ltd., 4.20%, due 8/4/2027	201,087	(c)
	200,000	Greenko Dutch BV, 5.25%, due 7/24/2024	205,196	(b)
	200,000	JSW Steel Ltd., 5.95%, due 4/18/2024	204,502	(b)
	200,000	Network i2i Ltd., 5.65%, due 1/15/2025	200,300	(b)(e)(f)
	200,000	Oil India Ltd., 5.13%, due 2/4/2029	215,134	(b)
	208,000	REC Ltd., 3.50%, due 12/12/2024	212,558	(b)
	250,000	Reliance Industries Ltd., 3.67%, due 11/30/2027	273,606	(b)
		Vedanta Resources PLC
	200,000	8.25%, due 6/7/2021	175,000	(b)
	200,000	6.38%, due 7/30/2022	140,100	(b)
			2,025,089
	Indonesia 0.6%
	200,000	Medco Oak Tree Pte Ltd., 7.38%, due 5/14/2026	192,959	(b)
		Perusahaan Listrik Negara PT
EUR	200,000	1.88%, due 11/5/2031	222,903	(c)
	$200,000	6.15%, due 5/21/2048	254,500	(c)(d)
	200,000	Saka Energi Indonesia PT, 4.45%, due 5/5/2024	184,000	(b)
			854,362
	Israel 1.0%
	400,000	Altice Financing SA, 7.50%, due 5/15/2026	417,500	(b)(d)
	312,000	Bank Leumi Le-Israel BM, 3.28%, due 1/29/2031	314,637	(b)(d)(e)
	149,684	Leviathan Bond Ltd., 6.50%, due 6/30/2027	153,790	(b)
		Teva Pharmaceutical Finance Netherlands III BV
	400,000	7.13%, due 1/31/2025	414,500
	250,000	3.15%, due 10/1/2026	220,000
			1,520,427
	Kazakhstan 0.9%
		KazMunayGas National Co. JSC
	200,000	5.38%, due 4/24/2030	238,207	(b)
	297,000	3.50%, due 4/14/2033	306,268	(c)
	560,000	5.75%, due 4/19/2047	693,552	(b)(d)
	200,000	Tengizchevroil Finance Co. International Ltd., 3.25%, due 8/15/2030	202,335	(c)
			1,440,362

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Korea 0.4%
	$316,000	Hanwha Life Insurance Co. Ltd., 4.70%, due 4/23/2023	$324,680	(c)(d)(e)(f)
	250,000	Shinhan Bank Co. Ltd., 4.50%, due 3/26/2028	283,003	(b)(d)
			607,683
Kuwait 0.4%
	200,000	MEGlobal Canada ULC, 5.00%, due 5/18/2025	217,690	(c)
	200,000	NBK Tier 1 Financing 2 Ltd., 4.50%, due 11/27/2025	198,308	(c)(e)(f)
	200,000	NBK Tier 1 Financing Ltd., 5.75%, due 4/9/2021	199,750	(b)(e)(f)
			615,748
Macau 0.3%
	200,000	Sands China Ltd., 5.40%, due 8/8/2028	217,194
	200,000	Studio City Finance Ltd., 7.25%, due 2/11/2024	205,600	(b)
			422,794
Malaysia 0.3%
	200,000	Petronas Capital Ltd., 4.55%, due 4/21/2050	251,704	(c)
	200,000	TNB Global Ventures Capital Bhd, 4.85%, due 11/1/2028	234,757	(b)
			486,461
Mexico 3.9%
	275,000	America Movil SAB de CV, 3.63%, due 4/22/2029	309,358	(d)
	200,000	Banco Mercantil del Norte SA, 7.63%, due 1/10/2028	199,500	(b)(e)(f)
	150,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, due 4/17/2025	168,001	(c)
	200,000	Braskem Idesa SA, 7.45%, due 11/15/2029	189,104	(b)
	200,000	Cemex SAB de CV, 7.38%, due 6/5/2027	220,302	(c)
MXN	6,480,000	Comision Federal de Electricidad, Ser. 14-2, 7.35%, due 11/25/2025	294,114
	$200,000	Fresnillo PLC, 4.25%, due 10/2/2050	203,550	(c)
	200,000	Mexichem SAB de CV, 5.88%, due 9/17/2044	232,698	(b)
	258,000	Minera Mexico SA de CV, 4.50%, due 1/26/2050 Petroleos Mexicanos	279,311	(c)
MXN	13,180,000	7.19%, due 9/12/2024	540,273	(b)
	$41,000	6.88%, due 8/4/2026	39,356
MXN	41,442,700	Ser. 14-2, 7.47%, due 11/12/2026	1,542,317
	$479,000	6.84%, due 1/23/2030	427,460
	510,000	5.95%, due 1/28/2031	426,870
	249,000	6.35%, due 2/12/2048	190,174
	604,000	7.69%, due 1/23/2050	501,882
	69,000	6.95%, due 1/28/2060	53,958
	200,000	Sigma Alimentos SA de CV, 4.13%, due 5/2/2026	217,326	(b)
			6,035,554
Nigeria 0.1%
	200,000	IHS Netherlands Holdco BV, 8.00%, due 9/18/2027	203,000	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	Oman 0.2%
	$242,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	$237,369	(c)
	Panama 0.4%
	200,000	C&W Senior Financing Designated Activity Co., 6.88%, due 9/15/2027	210,600	(c)
	206,000	Cable Onda SA, 4.50%, due 1/30/2030	216,815	(c)
	200,000	Empresa de Transmision Electrica SA, 5.13%, due 5/2/2049	232,882	(b)
			660,297
	Paraguay 0.1%
	200,000	Telefonica Celular del Paraguay SA, 5.88%, due 4/15/2027	212,000	(c)
	Peru 0.8%
	200,000	Banco de Credito del Peru, 3.13%, due 7/1/2030	202,202	(c)(e)
PEN	843,000	Fondo MIVIVIENDA SA, 7.00%, due 2/14/2024	261,376	(c)
	$205,000	Inkia Energy Ltd., 5.88%, due 11/9/2027	213,979	(c)
	200,000	Nexa Resources SA, 6.50%, due 1/18/2028	222,750	(c)
	250,000	Southern Copper Corp., 6.75%, due 4/16/2040	357,871
			1,258,178
	Qatar 0.1%
	100,000	Nakilat, Inc., 6.07%, due 12/31/2033	126,084	(b)
	Russia 1.3%
	280,000	Gazprom PJSC Via Gaz Finance PLC, 3.25%, due 2/25/2030	278,904	(c)(d)
		GTLK Europe Capital DAC
	273,000	4.95%, due 2/18/2026	277,926	(b)(d)
	200,000	4.65%, due 3/10/2027	197,047	(b)
	250,000	Lukoil Securities BV, 3.88%, due 5/6/2030	265,025	(c)
	200,000	Petropavlovsk 2016 Ltd., 8.13%, due 11/14/2022	200,699	(b)
	205,000	SCF Capital Ltd., 5.38%, due 6/16/2023	218,838	(c)
	239,000	Veon Holdings BV, 4.00%, due 4/9/2025	249,289	(c)
	300,000	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/2025	356,216	(b)(d)
			2,043,944
	Saudi Arabia 0.7%
	300,000	Samba Funding Ltd., 2.75%, due 10/2/2024	309,532	(b)(d)
		Saudi Arabian Oil Co.
	300,000	4.25%, due 4/16/2039	341,031	(b)(d)
	200,000	4.38%, due 4/16/2049	235,482	(b)
	200,000	Saudi Electricity Global Sukuk Co. 4, 4.22%, due 1/27/2024	215,978	(b)
			1,102,023

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	Singapore 0.4%
	$200,000	DBS Group Holdings Ltd., 4.52%, due 12/11/2028	$217,923	(c)(e)
	200,000	Oversea-Chinese Banking Corp. Ltd., 4.25%, due 6/19/2024	218,420	(b)
	200,000	Parkway Pantai Ltd., 4.25%, due 7/27/2022	200,194	(b)(e)(f)
			636,537
	South Africa 0.7%
	206,000	Eskom Holdings SOC Ltd., 6.35%, due 8/10/2028	212,707	(c)
	250,000	Gold Fields Orogen Holdings BVI Ltd., 6.13%, due 5/15/2029	297,500	(b)(d)
		SASOL Financing USA LLC
	400,000	5.88%, due 3/27/2024	386,400
	200,000	6.50%, due 9/27/2028	191,900
			1,088,507
	Supranational 0.4%
	200,000	African Export-Import Bank, 3.99%, due 9/21/2029	205,613	(b)
		Banque Ouest Africaine de Developpement
	205,000	5.00%, due 7/27/2027	219,760	(c)
	200,000	4.70%, due 10/22/2031	210,000	(c)
			635,373
	Thailand 0.3%
	200,000	Bangkok Bank PCL, 3.73%, due 9/25/2034	195,861	(b)(e)
	240,000	PTTEP Treasury Center Co. Ltd., 3.90%, due 12/6/2059	255,996	(c)(d)
			451,857
	Turkey 0.6%
	200,000	Akbank TAS, 5.13%, due 3/31/2025	184,317	(c)
	200,000	QNB Finansbank AS, 6.88%, due 9/7/2024	203,596	(b)
	200,000	SISECAM, 6.95%, due 3/14/2026	202,583	(c)
	200,000	Turkcell Iletisim Hizmetleri AS, 5.80%, due 4/11/2028	193,332	(c)
	200,000	Turkiye Garanti Bankasi AS, 5.88%, due 3/16/2023	196,959	(b)
			980,787
	Ukraine 0.4%
	200,000	Metinvest BV, 8.50%, due 4/23/2026	201,540	(b)
EUR	260,000	NAK Naftogaz Ukraine via Kondor Finance PLC, 7.13%, due 7/19/2024	289,673	(b)(d)
	$200,000	VF Ukraine PAT via VFU Funding PLC, 6.20%, due 2/11/2025	198,500	(c)
			689,713
	United Arab Emirates 1.1%
	200,000	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/2047	238,268	(b)
	200,000	ADCB Finance Cayman Ltd., 4.00%, due 3/29/2023	212,024	(c)
	300,000	DP World Crescent Ltd., 3.88%, due 7/18/2029	312,642	(b)(d)
	200,000	DP World Ltd., 6.85%, due 7/2/2037	250,839	(b)
	200,000	Emirates NBD PJSC, 6.13%, due 3/20/2025	206,008	(b)(e)(f)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$200,000	Galaxy Pipeline Assets Bidco Ltd., 2.63%, due 3/31/2036	$199,519	(c)(g)(h)
	200,000	MDGH-GMTN BV, 3.70%, due 11/7/2049	219,326	(c)
			1,638,626
United States 0.5%
	200,000	JBS Investments II GmbH, 7.00%, due 1/15/2026	213,680	(b)
IDR	8,100,000,000	JPMorgan Chase Bank N.A., 7.00%, due 9/18/2030	542,372	(b)(d)
			756,052
Venezuela 0.1%
		Petroleos de Venezuela SA
	$1,347,609	6.00%, due 5/16/2024	48,514	(b)(i)
	1,631,452	6.00%, due 11/15/2026	55,469	(b)(i)
	650,000	5.38%, due 4/12/2027	22,100	(b)(i)
	784,800	5.38%, due 4/12/2027	26,683	(b)(i)
			152,766
Zambia 0.1%
	200,000	First Quantum Minerals Ltd., 6.88%, due 10/15/2027	199,000	(c)
		Total Corporate Bonds (Cost $45,470,643)	44,217,688
Foreign Government Securities 58.8%
Albania 0.1%
EUR	101,000	Republic of Albania, 3.50%, due 10/9/2025	120,764	(b)
Angola 0.5%
		Angolan Government International Bond
	$400,000	8.00%, due 11/26/2029	307,164	(b)
	458,000	9.38%, due 5/8/2048	349,151	(b)
	200,000	9.13%, due 11/26/2049	151,594	(b)
			807,909
Argentina 1.0%
ARS	34,302,520	Argentina Treasury Bond BONCER, 2.00%, due 11/9/2026	160,271
		Argentine Republic Government International Bond
	$108,710	1.00%, due 7/9/2029	44,680
	1,017,758	0.13%, due 7/9/2035	332,807	(j)
	760,096	0.13%, due 1/9/2038	283,516	(j)
	2,047,609	0.13%, due 7/9/2041	692,112	(j)
EUR	130,000	Provincia de Buenos Aires Government Bond, 5.38%, due 1/20/2023	47,795	(b)
			1,561,181

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Azerbaijan 0.4%
		State Oil Co. of the Azerbaijan Republic
	$200,000	6.95%, due 3/18/2030	$237,800	(b)
	310,000	6.95%, due 3/18/2030	368,590	(b)(d)
			606,390
Bahrain 0.1%
	200,000	Bahrain Government International Bond, 5.45%, due 9/16/2032	194,827	(b)
Belarus 0.1%
	200,000	Republic of Belarus Ministry of Finance, 6.38%, due 2/24/2031	188,097	(b)
Belize 0.1%
	318,678	Belize Government International Bond, 4.94%, due 2/20/2034	140,218	(b)(k)
Bermuda 0.5%
	690,000	Bermuda Government International Bond, 4.75%, due 2/15/2029	828,345	(b)
Brazil 2.4%
BRL	8,337,000	Brazil Letras do Tesouro Nacional, 2.53%, due 7/1/2021	1,429,017	(l)
	$480,000	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/2028	506,400	(b)(d)
BRL	5,000,000	Brazil Notas do Tesouro Nacional, Ser. F, 10.00%, due 1/1/2023	953,178
		Brazilian Government International Bond
	$110,000	8.25%, due 1/20/2034	149,050
	190,000	5.63%, due 1/7/2041	207,765
	470,000	5.00%, due 1/27/2045	481,989
			3,727,399
Chile 0.7%
		Bonos de la Tesoreria de la Republica en pesos
CLP	265,000,000	4.70%, due 9/1/2030	407,592	(b)
CLP	190,000,000	5.00%, due 3/1/2035	297,740
CLP	215,000,000	6.00%, due 1/1/2043	391,048
CLP	30,000,000	5.10%, due 7/15/2050	49,185
			1,145,565
China 3.2%
		China Government Bond
CNY	2,000,000	2.36%, due 7/2/2023	294,011	(h)
CNY	6,000,000	3.19%, due 4/11/2024	904,078	(d)
CNY	8,000,000	1.99%, due 4/9/2025	1,142,901
CNY	2,900,000	3.12%, due 12/5/2026	431,980
CNY	4,700,000	2.85%, due 6/4/2027	684,753
CNY	2,500,000	3.13%, due 11/21/2029	370,366
CNY	7,900,000	2.68%, due 5/21/2030	1,129,725
CNY	250,000	3.39%, due 3/16/2050	34,037
			4,991,851

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Colombia 3.6%
		Colombia Government International Bond
COP	423,000,000	4.38%, due 3/21/2023	$110,924
	$200,000	3.00%, due 1/30/2030	204,000
	310,000	5.63%, due 2/26/2044	382,850
	230,000	5.00%, due 6/15/2045	267,030
		Colombian TES
COP	2,359,500,000	Ser. B, 6.25%, due 11/26/2025	663,769	(d)
COP	4,835,300,000	Ser. B, 5.75%, due 11/3/2027	1,293,082
COP	2,890,600,000	Ser. B, 6.00%, due 4/28/2028	779,579	(d)
COP	1,372,000,000	Ser. B, 7.75%, due 9/18/2030	405,164	(d)
COP	4,826,900,000	Ser. B, 7.00%, due 6/30/2032	1,327,796	(d)
COP	467,526,520	Ser. UVR, 3.00%, due 3/25/2033	121,242
COP	90,800,000	Ser. B, 7.25%, due 10/18/2034	25,197
			5,580,633
Costa Rica 0.5%
		Costa Rica Government International Bond
	$200,000	6.13%, due 2/19/2031	166,500	(b)
	720,000	7.00%, due 4/4/2044	563,400	(b)
			729,900
Cote D'Ivoire 0.7%
		Ivory Coast Government International Bond
EUR	300,000	5.88%, due 10/17/2031	341,623	(b)
EUR	207,000	6.88%, due 10/17/2040	234,766	(b)
EUR	490,000	6.63%, due 3/22/2048	534,826	(b)
			1,111,215
Croatia 0.3%
		Croatia Government International Bond
EUR	110,000	1.13%, due 6/19/2029	131,049	(b)
EUR	312,000	1.50%, due 6/17/2031	381,966	(b)
			513,015
Czech Republic 2.3%
		Czech Republic Government Bond
CZK	9,890,000	2.40%, due 9/17/2025	459,731	(b)(d)
CZK	4,060,000	1.00%, due 6/26/2026	176,263	(b)
CZK	29,730,000	2.75%, due 7/23/2029	1,466,340	(d)
CZK	28,580,000	0.95%, due 5/15/2030	1,213,813	(b)(d)
CZK	4,300,000	2.00%, due 10/13/2033	202,695
			3,518,842
Dominican Republic 0.9%
DOP	4,900,000	Dominican Republic Bond, 11.25%, due 2/5/2027	93,268	(b)
		Dominican Republic International Bond
DOP	14,500,000	8.90%, due 2/15/2023	249,149	(c)
DOP	8,000,000	9.75%, due 6/5/2026	140,481	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$150,000	6.40%, due 6/5/2049	$152,265	(b)
	825,000	5.88%, due 1/30/2060	787,875	(b)
			1,423,038
Ecuador 0.5%
		Ecuador Government International Bond
	71,437	0.00%, due 7/31/2030	32,504	(c)
	301,680	0.50%, due 7/31/2030	200,620	(c)(j)
	703,326	0.50%, due 7/31/2035	384,192	(c)(j)
	289,040	0.50%, due 7/31/2040	143,078	(c)(j)
			760,394
Egypt 1.4%
		Egypt Government Bond
EGP	6,115,000	14.20%, due 7/7/2023	387,422
EGP	5,009,000	14.41%, due 7/7/2027	315,451
		Egypt Government International Bond
EUR	251,000	6.38%, due 4/11/2031	279,329	(b)
	$200,000	7.05%, due 1/15/2032	194,888	(b)
	600,000	8.50%, due 1/31/2047	595,620	(b)
	200,000	8.70%, due 3/1/2049	201,360	(b)
	200,000	8.70%, due 3/1/2049	201,360	(b)
			2,175,430
El Salvador 0.2%
		El Salvador Government International Bond
	150,000	7.75%, due 1/24/2023	136,500	(b)
	152,000	7.12%, due 1/20/2050	112,860	(b)
	150,000	9.50%, due 7/15/2052	129,527	(b)
			378,887
Gabon 0.1%
	205,000	Gabon Government International Bond, 6.63%, due 2/6/2031	182,487	(b)
Ghana 0.5%
GHS	556	Ghana Government Bond, 24.75%, due 7/19/2021	100
		Ghana Government International Bond
	$200,000	7.63%, due 5/16/2029	184,790	(b)
	200,000	10.75%, due 10/14/2030	244,645	(b)
	200,000	7.88%, due 2/11/2035	176,963	(b)
	205,000	8.75%, due 3/11/2061	180,400	(b)
			786,898
Hungary 1.4%
		Hungary Government Bond
HUF	159,870,000	3.00%, due 10/27/2027	547,376	(d)
HUF	200,110,000	6.75%, due 10/22/2028	861,124

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
HUF	68,190,000	3.00%, due 8/21/2030	$231,569
HUF	117,400,000	3.25%, due 10/22/2031	406,464	(h)
EUR	47,000	Hungary Government International Bond, 1.75%, due 6/5/2035	58,952	(b)
			2,105,485
Indonesia 5.5%
		Indonesia Government International Bond
EUR	200,000	3.75%, due 6/14/2028	273,192	(b)
EUR	200,000	1.40%, due 10/30/2031	229,866
	$110,000	8.50%, due 10/12/2035	175,990	(b)
	240,000	5.25%, due 1/17/2042	301,805	(b)
	370,000	5.13%, due 1/15/2045	464,022	(b)
		Indonesia Treasury Bond
IDR	2,732,000,000	7.00%, due 5/15/2022	194,574
IDR	10,400,000,000	8.38%, due 3/15/2024	779,715
IDR	264,000,000	8.13%, due 5/15/2024	19,681
IDR	12,000,000,000	6.50%, due 6/15/2025	853,196	(d)
IDR	2,000,000,000	5.50%, due 4/15/2026	136,303
IDR	10,300,000,000	7.00%, due 5/15/2027	727,520
IDR	3,304,000,000	6.13%, due 5/15/2028	219,620
IDR	5,175,000,000	9.00%, due 3/15/2029	403,778
IDR	12,800,000,000	7.00%, due 9/15/2030	900,157
IDR	606,000,000	6.50%, due 2/15/2031	41,108
IDR	5,204,000,000	8.75%, due 5/15/2031	399,251
IDR	3,500,000,000	7.50%, due 8/15/2032	244,444
IDR	7,677,000,000	6.63%, due 5/15/2033	504,066
IDR	2,344,000,000	8.38%, due 3/15/2034	173,897
IDR	5,800,000,000	7.50%, due 6/15/2035	408,479
IDR	3,683,000,000	8.25%, due 5/15/2036	269,667
IDR	1,205,000,000	7.50%, due 5/15/2038	83,042
IDR	520,000,000	8.38%, due 4/15/2039	38,411
IDR	9,200,000,000	7.50%, due 4/15/2040	644,535
			8,486,319
Iraq 0.1%
	$234,375	Iraq International Bond, 5.80%, due 1/15/2028	201,550	(b)
Lebanon 0.1%
		Lebanon Government International Bond
	469,000	6.60%, due 11/27/2026	66,926	(b)(i)
	121,000	6.85%, due 5/25/2029	16,923	(i)
	33,000	6.65%, due 2/26/2030	4,538	(b)(i)
	840,000	8.25%, due 5/17/2034	115,668	(i)
			204,055
Malaysia 3.8%
	1,000,000	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	992,500	(b)(d)
		Malaysia Government Bond
MYR	400,000	4.05%, due 9/30/2021	98,443
MYR	1,500,000	3.76%, due 4/20/2023	378,143
MYR	2,500,000	3.80%, due 8/17/2023	634,765

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
MYR	800,000	3.48%, due 6/14/2024	$203,032
MYR	700,000	4.18%, due 7/15/2024	182,027
MYR	1,800,000	4.06%, due 9/30/2024	467,578
MYR	700,000	3.91%, due 7/15/2026	183,604
MYR	1,150,000	3.50%, due 5/31/2027	295,924
MYR	1,700,000	3.90%, due 11/16/2027	447,198
MYR	1,150,000	3.73%, due 6/15/2028	299,859
MYR	2,040,000	3.89%, due 8/15/2029	538,118
MYR	435,000	4.23%, due 6/30/2031	118,310
MYR	300,000	4.64%, due 11/7/2033	84,213
MYR	1,945,000	3.83%, due 7/5/2034	505,239
MYR	200,000	3.76%, due 5/22/2040	50,014
MYR	350,000	4.94%, due 9/30/2043	97,915
MYR	50,000	4.07%, due 6/15/2050	12,474
		Malaysia Government Investment Issue
MYR	400,000	4.07%, due 9/30/2026	105,841
MYR	500,000	4.37%, due 10/31/2028	134,891
			5,830,088
Mexico 2.5%
		Mexican Bonos
MXN	14,150,800	Ser. M20, 7.50%, due 6/3/2027	733,688
MXN	4,940,000	Ser. M20, 8.50%, due 5/31/2029	271,692
MXN	8,220,000	Ser. M20, 8.50%, due 5/31/2029	452,087
MXN	14,750,000	Ser. M, 7.75%, due 5/29/2031	774,331	(h)
MXN	6,130,000	Ser. M30, 8.50%, due 11/18/2038	335,485
MXN	13,520,000	Ser. M, 7.75%, due 11/13/2042	682,868
	$480,000	Mexico Government International Bond, 5.75%, due 10/12/2110	558,000
			3,808,151
Mongolia 0.5%
	200,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	209,000	(c)
		Mongolia Government International Bond
	300,000	5.63%, due 5/1/2023	311,625	(b)
	200,000	8.75%, due 3/9/2024	227,897	(b)
	42,000	8.75%, due 3/9/2024	47,876	(b)
			796,398
Nigeria 0.3%
	380,000	Nigeria Government International Bond, 9.25%, due 1/21/2049	385,734	(b)
Oman 0.3%
		Oman Government International Bond
	415,000	6.75%, due 1/17/2048	338,700	(b)
	200,000	6.75%, due 1/17/2048	163,337	(b)
			502,037
Panama 0.1%
	200,000	Panama Government International Bond, 2.25%, due 9/29/2032	202,500

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Paraguay 0.5%
		Paraguay Government International Bond
	$205,000	4.95%, due 4/28/2031	$238,825	(b)
	430,000	6.10%, due 8/11/2044	555,560	(b)
			794,385
Peru 1.6%
		Peru Government Bond
PEN	258,000	5.94%, due 2/12/2029	85,128
PEN	1,347,000	6.15%, due 8/12/2032	429,354
PEN	1,660,000	5.40%, due 8/12/2034	483,311
PEN	207,000	5.35%, due 8/12/2040	55,884
		Peruvian Government International Bond
	$500,000	2.84%, due 6/20/2030	545,250
PEN	2,469,000	6.95%, due 8/12/2031	842,244	(b)
			2,441,171
Philippines 0.2%
PHP	12,000,000	Philippine Government International Bond, 3.90%, due 11/26/2022	252,560
Poland 2.7%
		Poland Government Bond
PLN	2,075,000	3.25%, due 7/25/2025	594,256
PLN	1,882,000	2.50%, due 7/25/2026	525,282
PLN	3,254,000	2.50%, due 7/25/2027	912,002	(d)
PLN	824,000	2.75%, due 4/25/2028	235,124
PLN	222,000	5.75%, due 4/25/2029	78,157
PLN	4,108,000	2.75%, due 10/25/2029	1,184,062
PLN	2,610,000	1.25%, due 10/25/2030	662,438	(h)
			4,191,321
Qatar 0.7%
		Qatar Government International Bond
	$213,000	5.10%, due 4/23/2048	293,746	(b)
	546,000	4.82%, due 3/14/2049	727,764	(b)
			1,021,510
Romania 1.4%
		Romania Government Bond
RON	510,000	5.85%, due 4/26/2023	130,779
RON	10,000	4.25%, due 6/28/2023	2,478
RON	875,000	4.40%, due 9/25/2023	217,926
RON	560,000	4.85%, due 4/22/2026	145,164
RON	1,920,000	4.15%, due 1/26/2028	484,645
RON	335,000	3.65%, due 9/24/2031	80,962

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Romanian Government International Bond
EUR	218,000	2.00%, due 1/28/2032	$253,785	(b)
EUR	194,000	3.88%, due 10/29/2035	262,041	(b)
EUR	110,000	4.63%, due 4/3/2049	158,619	(b)
EUR	342,000	3.38%, due 1/28/2050	413,411	(b)
			2,149,810
Russia 2.9%
		Russian Federal Bond – Obligatsyi Federal'novo Zaima
RUB	51,383,000	7.95%, due 10/7/2026	725,637
RUB	30,938,000	6.90%, due 5/23/2029	413,780
RUB	169,465,000	7.25%, due 5/10/2034	2,302,879	(d)(h)
RUB	10,839,000	7.70%, due 3/16/2039	155,193
		Russian Foreign Bond – Eurobond
	$800,000	4.38%, due 3/21/2029	912,752	(b)
	10,721	7.50%, due 3/31/2030	12,332	(b)
			4,522,573
Saudi Arabia 0.3%
	440,000	Saudi Government International Bond, 3.75%, due 1/21/2055	469,973	(b)
Serbia 0.4%
EUR	575,000	Serbia International Bond, 1.50%, due 6/26/2029	652,728	(b)
South Africa 4.0%
		Republic of South Africa Government Bond
ZAR	12,273,118	10.50%, due 12/21/2026	876,651
ZAR	21,855,715	8.00%, due 1/31/2030	1,234,891	(h)
ZAR	1,566,618	8.25%, due 3/31/2032	82,608
ZAR	14,801,155	8.88%, due 2/28/2035	759,461
ZAR	4,288,863	8.50%, due 1/31/2037	206,352
ZAR	4,016,030	9.00%, due 1/31/2040	196,999
ZAR	27,722,052	8.75%, due 1/31/2044	1,296,878
ZAR	19,047,616	8.75%, due 2/28/2048	887,665	(d)
		Republic of South Africa Government International Bond
	$200,000	5.88%, due 6/22/2030	211,228
	273,000	5.65%, due 9/27/2047	246,317
	200,000	5.75%, due 9/30/2049	180,116
			6,179,166
Sri Lanka 0.6%
		Sri Lanka Government International Bond
	844,000	6.75%, due 4/18/2028	443,100	(b)
	203,000	7.85%, due 3/14/2029	108,271	(b)
	790,000	7.55%, due 3/28/2030	418,630	(b)
			970,001

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Thailand 3.6%
		Thailand Government Bond
THB	15,000,000	2.40%, due 12/17/2023	$506,421	(d)
THB	7,500,000	1.45%, due 12/17/2024	246,838
THB	2,457,000	3.85%, due 12/12/2025	90,356
THB	26,500,000	2.13%, due 12/17/2026	905,154
THB	231,000	2.88%, due 12/17/2028	8,314
THB	12,400,000	4.88%, due 6/22/2029	509,396
THB	8,200,000	1.60%, due 12/17/2029	267,986
THB	19,500,000	3.65%, due 6/20/2031	759,625
THB	2,000,000	3.78%, due 6/25/2032	79,441
THB	8,000,000	1.60%, due 6/17/2035	255,482
THB	11,134,000	1.59%, due 12/17/2035	354,696
THB	11,350,000	3.40%, due 6/17/2036	449,233
THB	29,216,000	3.30%, due 6/17/2038	1,132,134
THB	1,248,000	2.88%, due 6/17/2046	46,135
			5,611,211
Tunisia 0.3%
		Banque Centrale de Tunisie International Bond
EUR	310,000	5.63%, due 2/17/2024	309,328	(b)
EUR	104,000	6.38%, due 7/15/2026	102,966	(b)
			412,294
Turkey 2.5%
		Turkey Government Bond
TRY	15,033,516	10.70%, due 8/17/2022	1,688,232	(d)
TRY	914,997	12.20%, due 1/18/2023	104,663
TRY	4,456,654	10.60%, due 2/11/2026	468,030
TRY	7,116,214	10.50%, due 8/11/2027	721,855
		Turkey Government International Bond
	$314,000	5.60%, due 11/14/2024	301,415
	241,000	6.00%, due 1/14/2041	195,210
		Turkiye Ihracat Kredi Bankasi AS
	200,000	8.25%, due 1/24/2024	202,244	(c)
	200,000	6.13%, due 5/3/2024	190,683	(c)
			3,872,332
Ukraine 1.5%
		Ukraine Government International Bond
UAH	17,500,000	15.70%, due 1/20/2021	621,774	(c)
	$807,000	9.75%, due 11/1/2028	878,321	(b)
	200,000	7.38%, due 9/25/2032	191,366	(b)
	200,000	7.25%, due 3/15/2033	187,479	(b)
	286,000	0.00%, due 5/31/2040	247,033	(c)(m)
	170,000	0.00%, due 5/31/2040	146,838	(b)(m)
	77,500	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/2022	79,425	(c)
			2,352,236

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
United Arab Emirates 0.3%
	$200,000	Abu Dhabi Government International Bond, 2.70%, due 9/2/2070	$181,383	(b)
	200,000	Finance Department Government of Sharjah, 4.00%, due 7/28/2050	197,917	(b)
			379,300
Uruguay 0.4%
		Uruguay Government International Bond
UYU	8,601,000	9.88%, due 6/20/2022	206,180	(b)
UYU	2,702,479	4.38%, due 12/15/2028	70,659
	$200,000	5.10%, due 6/18/2050	267,202
			544,041
Uzbekistan 0.1%
	200,000	Republic of Uzbekistan Bond, 5.38%, due 2/20/2029	220,911	(b)
Venezuela 0.1%
	916,200	Venezuela Government International Bond, 8.25%, due 10/13/2024	83,832	(b)(i)
		Total Foreign Government Securities (Cost $93,807,822)	91,116,957
U.S. Treasury Obligations 1.4%
	2,127,100	U.S. Treasury Bill, 0.10%, due 5/20/2021 (Cost $2,125,977)	2,125,836	(l)
NUMBER OF SHARES
Short-Term Investments 11.7%
Investment Companies 11.7%
	18,167,476	State Street Institutional U.S. Government Money Market Fund Premier Class,	18,167,476	(d)
		0.03%(n) (Cost $18,167,476)
		Total Investments 100.5% (Cost $159,571,918)	155,627,957
		Liabilities Less Other Assets (0.5)%	(748,258	)(o)
		Net Assets 100.0%	$154,879,699

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2020 amounted to $47,995,190, which represents 31.0% of net assets of the Fund.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $16,821,190, which represents 10.9% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

(d)  All or a portion of this security is segregated in connection with obligations for when-issued securities, delayed delivery securities, futures, forward foreign currency contracts and/or swaps with a total value of $43,899,838.

(e)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(f)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(g)  When-issued security. Total value of all such securities at October 31, 2020 amounted to $199,519, which represents 0.1% of net assets of the Fund.

(h)  All or a portion of this security was purchased on a delayed delivery basis.

(i)  Defaulted security.

(j)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2020.

(k)  Payment-in-kind (PIK) security.

(l)  Rate shown was the discount rate at the date of purchase.

(m)  Currently a zero coupon security; will convert to variable in 2021 where it will be linked to the IMF Ukraine GDP Index.

(n)  Represents 7-day effective yield as of October 31, 2020.

(o)  Includes the impact of the Fund's open positions in derivatives at October 31, 2020.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Foreign Government*	$89,889,273	58.0%
Oil & Gas	10,767,483	7.0%
Banks	6,183,157	4.0%
Mining	2,977,114	1.9%
Electric	2,972,740	1.9%
Pipelines	2,926,711	1.9%
Telecommunications	2,558,339	1.7%
Real Estate	2,180,184	1.4%
U.S. Treasury Obligations	2,125,836	1.4%
Engineering & Construction	1,656,942	1.1%
Chemicals	1,628,075	1.1%
Iron—Steel	1,085,186	0.7%
Commercial Services	971,145	0.6%
Food	962,824	0.6%
Diversified Financial Services	948,907	0.6%
Media	847,315	0.6%
Lodging	825,187	0.5%
Multi-National	635,373	0.4%
Pharmaceuticals	634,500	0.4%
Transportation	525,891	0.4%
Insurance	522,326	0.3%
Forest Products & Paper	499,698	0.3%
Investment Companies	489,310	0.3%
Internet	478,602	0.3%
Energy—Alternate Sources	329,216	0.2%
Beverages	261,875	0.2%
Computers	226,732	0.2%
Building Materials	220,302	0.2%
Agriculture	213,680	0.1%
Housewares	202,583	0.1%
Aerospace & Defense	201,400	0.1%
Healthcare—Services	200,194	0.1%
Real Estate Investment Trusts	186,297	0.1%
Gas	126,084	0.1%
Short-Term Investments and Other Liabilities—Net	17,419,218	11.2%
	$154,879,699	100.0%

*Foreign Governments do not constitute an industry.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2020, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2020	11	U.S. Treasury Note, 10 Year	$1,520,406	$(8,807)
12/2020	4	U.S. Treasury Ultra Long Bond	860,000	(33,531)
Total Long Positions			$2,380,406	$(42,338)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2020	13	Euro-Bund	$(2,666,990)	$(45,630)
12/2020	4	Euro-Buxl Bond, 30 Year	(1,065,701)	(60,469)
12/2020	13	U.S. Treasury Long Bond	(2,242,094)	57,264
12/2020	26	U.S. Treasury Note, 10 Year	(3,593,688)	29,650
Total Short Positions			$(9,568,473)	$(19,185)
Total Futures				$(61,523)

At October 31, 2020, the Fund had $511,789 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2020, the average notional value for the months where the Fund had futures outstanding was $6,184,590 for long positions and $(11,590,814) for short positions.

Forward foreign currency contracts ("forward FX contracts")

At October 31, 2020, open forward FX contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
8,500,000	BRL	1,472,678	USD	SCB	11/4/2020	$8,689
823,959	BRL	142,756	USD	SCB	11/4/2020	843
453,750	BRL	78,615	USD	CITI	11/4/2020	465
2,822,507	BRL	489,017	USD	JPM	11/4/2020	2,886
1,332,212	BRL	230,814	USD	MS	11/4/2020	1,362
3,140,168	BRL	542,119	USD	JPM	3/2/2021	2,874
1,510,950	USD	8,500,000	BRL	SCB	11/4/2020	29,585
157,955	USD	823,959	BRL	SCB	11/4/2020	14,357
87,917	USD	453,750	BRL	CITI	11/4/2020	8,839
498,368	USD	2,822,507	BRL	JPM	11/4/2020	6,466
237,091	USD	1,332,212	BRL	MS	11/4/2020	4,915

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
358,954	USD	1,907,121	BRL	SCB	12/2/2020	$27,045
382,114	USD	2,150,000	BRL	SSB	12/2/2020	7,935
205,950	USD	1,161,560	BRL	SSB	1/5/2021	3,961
274,244,451	CLP	348,092	USD	CITI	12/16/2020	6,510
287,162,725	CLP	365,208	USD	MS	12/16/2020	6,098
4,164,550	CNH	604,586	USD	CITI	11/27/2020	16,262
2,867,122	CNH	416,344	USD	CITI	11/27/2020	11,085
2,867,121	CNH	417,651	USD	GSI	11/27/2020	9,777
296,993	USD	1,986,969	CNH	GSI	11/27/2020	777
1,291,646,532	COP	329,922	USD	JPM	12/16/2020	3,157
374,329,902	COP	96,457	USD	SSB	12/16/2020	72
84,503	USD	326,479,903	COP	GSI	12/16/2020	313
2,093,954	USD	7,783,519,682	COP	JPM	12/16/2020	86,802
123,813	USD	472,471,557	COP	JPM	12/16/2020	1,975
65,261	USD	252,918,715	COP	JPM	12/16/2020	40
7,657,820	CZK	280,840	EUR	SSB	11/10/2020	185
481,993	EUR	12,580,152	CZK	CITI	11/10/2020	23,730
313,833	EUR	8,490,368	CZK	CITI	11/10/2020	2,660
96,649	EUR	2,623,807	CZK	CITI	11/10/2020	432
12,448	EUR	338,029	CZK	CITI	11/10/2020	51
354,548	EUR	9,315,758	CZK	JPM	11/10/2020	14,808
75,212	EUR	2,033,418	CZK	JPM	11/10/2020	696
182,718	EUR	4,950,667	CZK	MS	11/10/2020	1,230
130,525	EUR	3,539,701	CZK	MS	11/10/2020	743
630,551	EUR	229,861,194	HUF	CITI	11/3/2020	4,605
298,201	EUR	109,396,666	HUF	CITI	12/11/2020	453
50,037	EUR	18,277,087	HUF	CITI	12/11/2020	327
608,608	EUR	222,263,725	HUF	HSBC	12/11/2020	4,121
48,022	EUR	17,264,879	HUF	SCB	12/16/2020	1,202
126,639	EUR	46,410,291	HUF	CITI	12/16/2020	371
84,651	EUR	30,960,494	HUF	GSI	12/16/2020	445
60,910	EUR	267,645	PLN	GSI	11/23/2020	3,356
623,614	EUR	2,805,266	PLN	HSBC	11/23/2020	17,925
297,251	EUR	1,370,439	PLN	HSBC	11/23/2020	136
455,305	EUR	2,001,544	PLN	MS	11/23/2020	24,860
97,225	EUR	442,020	PLN	CITI	12/16/2020	1,676
170,334	EUR	765,252	PLN	MS	12/16/2020	5,248
142,617	EUR	653,510	PLN	MS	12/16/2020	1,167
331,031	USD	280,802	EUR	GSI	11/4/2020	3,988
386,725	USD	327,593	EUR	HSBC	11/4/2020	5,185
1,888,454	USD	1,604,872	EUR	JPM	11/4/2020	19,298
339,964	USD	289,344	EUR	JPM	11/4/2020	2,972
82,123	USD	69,275	EUR	JPM	11/4/2020	1,441
127,457	USD	108,509	EUR	JPM	11/4/2020	1,079
1,011,093	USD	861,838	EUR	SSB	11/4/2020	7,331
437,188	USD	371,013	EUR	SSB	11/4/2020	5,078
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
366,285	USD	311,094	EUR	SSB	11/4/2020	$3,961
220,767	USD	187,201	EUR	SSB	11/4/2020	2,739
201,051	USD	170,717	EUR	SSB	11/4/2020	2,221
256,700	USD	218,711	EUR	SSB	11/4/2020	1,973
161,776	USD	138,143	EUR	SSB	11/4/2020	885
99,884	USD	85,297	EUR	SSB	11/4/2020	541
380,678	USD	321,042	EUR	CITI	12/3/2020	6,529
2,354,273	USD	1,961,000	EUR	SSB	12/3/2020	68,884
1,966,511,591	IDR	131,416	USD	SCB	11/27/2020	1,354
99,225	USD	1,461,189,380	IDR	GSI	11/27/2020	572
346,081	USD	5,125,111,049	IDR	GSI	11/27/2020	55
123,141	USD	1,817,195,264	IDR	HSBC	11/27/2020	452
184,938	USD	2,741,707,489	IDR	JPM	2/3/2021	1,275
638,872	USD	47,327,660	INR	SCB	11/27/2020	5,321
565,150,672	KRW	482,005	USD	SSB	12/16/2020	15,050
733,524	USD	829,761,902	KRW	SCB	11/30/2020	3,877
15,423,525	MXN	691,420	USD	CITI	11/6/2020	35,552
3,453,521	MXN	154,208	USD	CITI	11/6/2020	8,571
37,803,478	MXN	1,688,397	USD	GSI	11/6/2020	93,431
7,918,338	MXN	348,646	USD	GSI	11/6/2020	24,576
14,802,831	MXN	674,693	USD	HSBC	11/6/2020	23,023
9,341,409	MXN	410,274	USD	JPM	11/6/2020	30,023
7,070,811	MXN	313,142	USD	JPM	11/6/2020	20,133
8,622,476	MXN	383,328	USD	SSB	11/6/2020	23,083
4,095,680	MXN	186,373	USD	SSB	11/6/2020	6,672
2,432,427	MXN	110,932	USD	SSB	11/6/2020	3,718
8,575,770	MXN	399,651	USD	SSB	2/5/2021	507
1,114,489	USD	23,471,130	MXN	GSI	11/6/2020	8,201
178,409	USD	3,765,230	MXN	CITI	2/5/2021	2,718
106,384	USD	384,045	PEN	SCB	12/16/2020	155
210,003	USD	756,057	PEN	GSI	12/16/2020	874
359,706	PLN	77,869	EUR	MS	12/16/2020	94
2,272,231	PLN	491,348	EUR	SSB	12/16/2020	1,223
3,585,183	RON	736,177	EUR	CITI	11/4/2020	1,408
2,415,514	RON	493,466	EUR	GSI	12/9/2020	2,123
3,776,877	RON	771,679	EUR	JPM	12/9/2020	3,203
1,383,256	RON	282,586	EUR	SCB	12/30/2020	613
529,989	RON	108,279	EUR	CITI	12/30/2020	226
3,042,040	RON	618,464	EUR	JPM	12/30/2020	4,843
3,071,275	RON	624,909	EUR	JPM	12/30/2020	4,305
8,585,351	RUB	107,531	USD	JPM	12/18/2020	13
1,150,590	USD	90,701,023	RUB	GSI	12/18/2020	14,422
106,366	USD	8,339,475	RUB	GSI	12/18/2020	1,900
2,656,585	THB	84,368	USD	GSI	12/14/2020	848
21,947,036	THB	696,610	USD	JPM	12/14/2020	7,396
14,448,026	THB	463,443	USD	MS	12/14/2020	13

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
84,794	USD	640,935	TRY	SCB	11/5/2020	$8,410
89,492	USD	655,368	TRY	CITI	11/5/2020	11,389
1,214,149	USD	8,625,837	TRY	GSI	11/5/2020	186,168
277,704	USD	2,100,000	TRY	GSI	11/5/2020	27,438
177,946	USD	1,341,179	TRY	GSI	11/5/2020	18,112
218,943	USD	1,707,756	TRY	GSI	11/5/2020	15,422
380,723	USD	2,999,719	TRY	GSI	12/8/2020	29,209
261,487	USD	4,247,922	ZAR	SCB	11/6/2020	547
235,642	USD	3,837,807	ZAR	MS	2/5/2021	2,357
6,208,303	ZAR	352,071	USD	CITI	11/6/2020	29,291
5,963,713	ZAR	340,358	USD	CITI	11/6/2020	25,979
4,810,034	ZAR	276,420	USD	CITI	11/6/2020	19,049
8,598,687	ZAR	510,125	USD	CITI	11/6/2020	18,073
5,686,959	ZAR	334,403	USD	CITI	11/6/2020	14,934
5,971,199	ZAR	354,243	USD	CITI	11/6/2020	12,554
2,260,338	ZAR	129,468	USD	CITI	11/6/2020	9,379
6,310,843	ZAR	379,107	USD	CITI	11/6/2020	8,554
6,005,918	ZAR	360,982	USD	CITI	11/6/2020	7,947
6,065,425	ZAR	365,864	USD	CITI	11/6/2020	6,721
3,503,179	ZAR	209,394	USD	CITI	11/6/2020	5,799
6,059,496	ZAR	369,574	USD	CITI	11/6/2020	2,647
2,602,440	ZAR	154,172	USD	GSI	11/6/2020	5,689
2,513,123	ZAR	140,709	USD	JPM	11/6/2020	13,666
1,575,134	ZAR	93,438	USD	JPM	11/6/2020	3,319
2,292,327	ZAR	130,480	USD	MS	11/6/2020	10,332
3,000,977	ZAR	174,888	USD	SCB	11/6/2020	9,455
3,458,489	ZAR	208,997	USD	SCB	2/5/2021	1,230
Total unrealized appreciation						$1,363,115
1,541,682	BRL	272,073	USD	SCB	11/4/2020	(3,390)
584,172	BRL	106,246	USD	SCB	11/4/2020	(4,437)
2,049,156	BRL	370,251	USD	CITI	11/4/2020	(13,127)
9,757,418	BRL	1,876,138	USD	SSB	11/4/2020	(175,632)
621,287	BRL	117,059	USD	SCB	12/2/2020	(8,933)
7,705,270	BRL	1,379,661	USD	GSI	12/2/2020	(38,662)
2,537,098	BRL	480,056	USD	SSB	12/16/2020	(38,671)
527,917	BRL	95,686	USD	SCB	1/5/2021	(3,884)
10,223,841	BRL	1,870,272	USD	SCB	1/5/2021	(92,409)
1,835,249	BRL	326,912	USD	CITI	1/5/2021	(7,773)
1,332,212	BRL	236,308	USD	MS	3/2/2021	(5,096)
101,211	USD	584,172	BRL	SCB	11/4/2020	(597)
267,106	USD	1,541,682	BRL	SCB	11/4/2020	(1,576)
355,029	USD	2,049,156	BRL	CITI	11/4/2020	(2,094)
362,885,051	CLP	474,546	USD	SCB	12/16/2020	(5,330)
612,190,332	CLP	794,227	USD	GSI	12/16/2020	(2,656)
349,994	USD	271,483,632	CLP	JPM	12/16/2020	(1,038)
375,723	USD	292,049,266	CLP	JPM	12/16/2020	(1,902)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
4,241,899	CNH	631,395	USD	CITI	12/21/2020	$(131)
215,960	USD	1,452,946	CNH	SCB	11/27/2020	(645)
106,117	USD	712,215	CNH	CITI	11/27/2020	(60)
142,655	USD	978,233	CNH	CITI	11/27/2020	(3,179)
169,361	USD	1,175,545	CNH	CITI	11/27/2020	(5,889)
354,237	USD	2,443,571	CNH	CITI	11/27/2020	(10,049)
169,146	USD	1,175,545	CNH	GSI	11/27/2020	(6,103)
94,942	USD	638,628	CNH	GSI	12/21/2020	(97)
3,065,028	CNY	457,082	USD	SSB	12/21/2020	(1,157)
1,406,843,272	COP	366,509	USD	GSI	12/16/2020	(3,723)
1,303,983,719	COP	337,527	USD	HSBC	12/16/2020	(1,266)
10,803,406	CZK	476,504	USD	CITI	12/16/2020	(14,439)
7,717,411	CZK	293,950	EUR	CITI	11/10/2020	(12,539)
16,312,852	CZK	609,534	EUR	CITI	11/10/2020	(12,748)
19,208,927	CZK	728,232	EUR	JPM	11/10/2020	(27,225)
5,533,061	CZK	204,982	EUR	SSB	11/10/2020	(2,271)
69,449	EUR	1,895,077	CZK	CITI	11/10/2020	(104)
109,142	EUR	2,979,842	CZK	CITI	11/10/2020	(234)
62,596	EUR	73,548	USD	CITI	11/4/2020	(644)
77,854	EUR	91,631	USD	HSBC	11/4/2020	(956)
124,340	EUR	145,738	USD	JPM	11/4/2020	(922)
307,593	EUR	360,204	USD	SCB	11/4/2020	(1,958)
157,813	EUR	187,174	USD	SCB	11/4/2020	(3,372)
139,619	EUR	163,519	USD	SSB	11/4/2020	(908)
153,799	EUR	180,105	USD	SSB	11/4/2020	(979)
108,509	EUR	127,374	USD	SSB	11/4/2020	(997)
3,030,447	EUR	3,530,970	USD	SSB	11/4/2020	(1,482)
179,642	EUR	210,979	USD	CITI	12/3/2020	(1,621)
1,604,872	EUR	1,889,640	USD	JPM	12/3/2020	(19,290)
71,556	EUR	83,986	USD	SCB	12/3/2020	(594)
103,000	EUR	121,195	USD	SCB	12/3/2020	(1,157)
119,659	EUR	140,569	USD	SSB	12/3/2020	(1,117)
309,059	EUR	365,714	USD	SSB	12/3/2020	(5,530)
69,186	EUR	337,681	RON	CITI	11/4/2020	(311)
170,297	EUR	831,989	RON	CITI	11/4/2020	(959)
495,084	EUR	2,415,514	RON	GSI	11/4/2020	(2,014)
234,338	EUR	1,148,802	RON	CITI	12/9/2020	(1,419)
142,576	EUR	700,046	RON	HSBC	12/9/2020	(1,125)
121,030	EUR	593,413	RON	CITI	12/30/2020	(494)
18,277,087	HUF	50,108	EUR	CITI	11/3/2020	(331)
211,584,107	HUF	596,524	EUR	CITI	11/3/2020	(23,001)
201,328,563	HUF	561,148	EUR	SCB	12/11/2020	(15,232)
112,713,508	HUF	309,031	EUR	CITI	12/11/2020	(2,551)
334,552,901	HUF	933,090	EUR	JPM	12/16/2020	(26,227)
61,584,846	HUF	167,985	EUR	SSB	12/16/2020	(422)
8,560,787,803	IDR	574,974	USD	HSBC	2/3/2021	(1,502)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
162,057	USD	2,422,265,103	IDR	SCB	11/27/2020	$(1,484)
345,801	USD	5,125,111,049	IDR	GSI	11/27/2020	(225)
218,241	USD	3,253,321,407	IDR	GSI	11/27/2020	(1,409)
135,354	USD	2,022,022,030	IDR	GSI	2/3/2021	(98)
51,084,094	INR	684,278	USD	JPM	11/27/2020	(441)
35,554,354	INR	478,396	USD	SSB	12/16/2020	(3,353)
54,150,474	INR	733,647	USD	MS	1/13/2021	(12,199)
77,222	USD	91,286,052	KRW	CITI	12/2/2020	(3,051)
2,925,694	MXN	136,591	USD	GSI	2/5/2021	(74)
14,484,724	MXN	676,244	USD	GSI	2/5/2021	(367)
23,471,130	MXN	1,103,226	USD	GSI	2/5/2021	(8,031)
351,347	USD	7,534,219	MXN	CITI	11/6/2020	(3,770)
247,191	USD	5,551,327	MXN	CITI	11/6/2020	(14,465)
80,369	USD	1,791,049	MXN	GSI	11/6/2020	(4,051)
280,976	USD	6,377,281	MXN	GSI	11/6/2020	(19,611)
686,093	USD	15,610,509	MXN	GSI	11/6/2020	(49,692)
364,660	USD	7,831,256	MXN	HSBC	11/6/2020	(4,458)
711,435	USD	15,660,098	MXN	HSBC	11/6/2020	(26,688)
170,831	USD	3,764,388	MXN	JPM	11/6/2020	(6,599)
212,478	USD	4,748,603	MXN	JPM	11/6/2020	(11,343)
693,362	USD	15,610,134	MXN	JPM	11/6/2020	(42,405)
141,364	USD	3,014,502	MXN	SSB	11/6/2020	(721)
2,158,198	MYR	519,722	USD	JPM	11/23/2020	(2,061)
2,158,198	MYR	519,722	USD	JPM	11/23/2020	(2,061)
35,431	USD	147,758	MYR	SCB	11/23/2020	(10)
477,380	PEN	133,270	USD	GSI	12/16/2020	(1,224)
733,331	PEN	203,116	USD	JPM	12/16/2020	(274)
1,510,784	PEN	420,948	USD	JPM	12/16/2020	(3,059)
1,581,572	PEN	441,885	USD	JPM	12/16/2020	(4,415)
90,281	USD	326,636	PEN	GSI	12/16/2020	(68)
351,570	USD	1,272,190	PEN	GSI	12/16/2020	(324)
76,562	USD	3,720,394	PHP	SCB	12/17/2020	(19)
9,281,559	PLN	2,103,826	EUR	MS	11/23/2020	(106,523)
2,530,692	PLN	567,920	EUR	CITI	12/16/2020	(22,749)
722,033	PLN	157,648	EUR	GSI	12/16/2020	(1,377)
1,410,640	PLN	308,717	EUR	MS	12/16/2020	(3,531)
1,318,339	PLN	291,598	EUR	SSB	12/16/2020	(6,891)
1,798,145	PLN	476,360	USD	CITI	12/16/2020	(22,072)
248,394,037	RUB	3,123,471	USD	SCB	12/18/2020	(11,961)
12,049,321	RUB	151,681	USD	HSBC	12/18/2020	(745)
19,417,835	RUB	245,982	USD	HSBC	12/18/2020	(2,745)
17,952,839	RUB	228,226	USD	JPM	12/18/2020	(3,339)
26,509,840	RUB	334,974	USD	MS	12/18/2020	(2,898)
769,946	USD	24,094,773	THB	CITI	11/19/2020	(3,032)
92,046	USD	2,873,001	THB	HSBC	12/14/2020	(113)
116,046	USD	3,679,501	THB	JPM	12/14/2020	(1,984)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
2,872,552	TRY	371,948	USD	GSI	11/5/2020	$(29,613)
1,139,695	TRY	145,503	USD	MS	11/5/2020	(9,680)
7,676,855	UYU	188,020	USD	CITI	12/7/2020	(15,565)
176,355	USD	2,972,866	ZAR	CITI	11/6/2020	(6,261)
167,068	USD	2,850,668	ZAR	CITI	11/6/2020	(8,042)
385,803	USD	6,443,236	ZAR	CITI	11/6/2020	(9,990)
129,712	USD	2,292,327	ZAR	CITI	11/6/2020	(11,101)
351,010	USD	5,954,011	ZAR	CITI	11/6/2020	(14,731)
727,799	USD	12,216,392	ZAR	CITI	11/6/2020	(22,626)
121,415	USD	2,030,054	ZAR	GSI	11/6/2020	(3,286)
984,302	USD	16,352,962	ZAR	GSI	11/6/2020	(20,223)
274,205	USD	4,640,000	ZAR	MS	11/6/2020	(10,820)
413,820	USD	7,059,563	ZAR	MS	11/6/2020	(19,833)
355,250	USD	6,158,079	ZAR	MS	11/6/2020	(23,027)
357,493	USD	6,210,015	ZAR	MS	11/6/2020	(23,974)
358,043	USD	5,921,173	ZAR	CITI	2/5/2021	(1,881)
7,363,635	ZAR	448,259	USD	HSBC	2/5/2021	(653)
4,247,922	ZAR	258,833	USD	SCB	2/5/2021	(619)
Total unrealized depreciation						$(1,276,116)
Total net unrealized appreciation						$86,999

For the year ended October 31, 2020, the average notional value for the months where the Fund had forward FX contracts outstanding was $157,926,896.

Credit default swap contracts ("credit default swaps")

At October 31, 2020, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps—Buy Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Paid by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX Emerging Markets Index, Ser. 34 V.1	USD	7,701,519	1.00%	3M	12/20/2025	$508,067	$(74,379)	$(8,771)	$424,917

For the fiscal period ended October 31, 2020, the average notional value for the months where the Fund had credit default swaps was $6,196,191 for buy protection and $762,055 for sell protection.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Cross currency swap contracts ("cross currency swaps")

At October 31, 2020, the Fund had outstanding cross currency swaps as follows:

Over-the-counter cross currency swaps

Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	TRY	5,015,061	Receive	3M USD LIBOR	12.97%	3M/1Y	4/7/2026	$34,570	$—	$34,570

Interest rate swap contracts ("interest rate swaps")

At October 31, 2020, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	BRL	5,804,000	Pay	1D CETIP	2.99%	T/T	1/3/2022	$(4,682)	$3,637	$(1,045)
CME	BRL	4,382,362	Pay	1D CETIP	2.89%	T/T	1/3/2022	(4,426)	2,281	(2,145)
CME	BRL	8,248,167	Pay	1D CETIP	5.89%	T/T	1/3/2022	42,447	38,128	80,575
CME	BRL	3,601,775	Pay	1D CETIP	6.07%	T/T	1/3/2022	19,847	17,873	37,720
CME	BRL	6,166,500	Pay	1D CETIP	5.36%	T/T	1/2/2023	13,900	20,525	34,425
CME	BRL	1,792,047	Pay	1D CETIP	6.61%	T/T	1/2/2023	11,124	7,579	18,703
CME	BRL	2,429,009	Pay	1D CETIP	6.77%	T/T	1/2/2023	16,553	10,616	27,169
CME	BRL	2,048,651	Pay	1D CETIP	6.23%	T/T	1/2/2023	9,758	7,760	17,518
CME	BRL	1,114,953	Pay	1D CETIP	5.66%	T/T	1/2/2023	2,970	4,377	7,347
CME	BRL	588,077	Pay	1D CETIP	9.26%	T/T	1/2/2023	11,559	11,407	22,966
CME	BRL	3,503,045	Pay	1D CETIP	3.89%	T/T	1/3/2023	(13,345)	1,927	(11,418)
CME	BRL	1,838,229	Pay	1D CETIP	6.50%	T/T	1/2/2024	5,294	7,421	12,715
CME	BRL	3,300,564	Pay	1D CETIP	5.76%	T/T	1/2/2024	(3,854)	9,876	6,022
CME	BRL	6,050,785	Pay	1D CETIP	4.84%	T/T	1/2/2024	(36,478)	4,538	(31,940)
CME	BRL	1,240,652	Pay	1D CETIP	6.82%	T/T	1/2/2025	1,964	4,852	6,816
CME	BRL	1,325,330	Pay	1D CETIP	6.46%	T/T	1/2/2025	(1,355)	4,745	3,390
CME	BRL	3,843,874	Pay	1D CETIP	5.65%	T/T	1/2/2025	(25,459)	9,343	(16,116)
CME	BRL	947,033	Pay	1D CETIP	6.23%	T/T	1/4/2027	(10,470)	2,148	(8,322)
CME	CLP	759,956,356	Receive	1D CLICP	1.96%	6M/6M	12/12/2021	(16,526)	(3,733)	(20,259)
CME	CLP	538,832,146	Pay	1D CLICP	1.36%	6M/6M	6/17/2025	5,391	1,566	6,957
CME	CLP	545,795,071	Pay	1D CLICP	1.16%	6M/6M	6/23/2025	(1,274)	1,212	(62)
CME	CLP	179,373,543	Receive	1D CLICP	2.33%	6M/6M	6/5/2030	(375)	(1,101)	(1,476)
CME	CLP	163,946,219	Pay	1D CLICP	2.15%	6M/6M	8/24/2030	(3,876)	30	(3,846)
LCH	CNY	5,000,000	Receive	7D CNRR007	2.67%	3M/3M	10/27/2025	(2,365)	(57)	(2,422)
CME	COP	1,742,073,468	Receive	1D IBRCOL	5.81%	3M/3M	4/3/2029	(60,258)	—	(60,258)
CME	COP	1,300,000,000	Receive	1D IBRCOL	5.92%	3M/3M	5/15/2029	(47,838)	(2,819)	(50,657)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	COP	730,551,162	Receive	1D IBRCOL	5.40%	3M/3M	3/11/2030	$(19,207)	$(966)	$(20,173)
CME	COP	550,826,000	Receive	1D IBRCOL	5.47%	3M/3M	3/11/2030	(15,280)	(742)	(16,022)
CME	COP	837,586,105	Receive	1D IBRCOL	5.45%	3M/3M	3/12/2030	(22,880)	(1,059)	(23,939)
CME	COP	1,075,067,725	Receive	1D IBRCOL	4.98%	3M/3M	4/23/2030	(18,360)	(227)	(18,587)
CME	COP	308,163,565	Receive	1D IBRCOL	4.21%	3M/3M	7/8/2030	98	(133)	(35)
LCH	CZK	40,000,000	Pay	6M PRIBOR	2.07%	1Y/6M	9/30/2021	28,064	2,599	30,663
LCH	CZK	17,000,000	Receive	6M PRIBOR	1.58%	6M/1Y	1/11/2023	(20,838)	(8,552)	(29,390)
LCH	CZK	44,000,000	Receive	6M PRIBOR	1.70%	6M/1Y	6/18/2024	(86,798)	(9,520)	(96,318)
LCH	CZK	4,700,000	Receive	6M PRIBOR	1.64%	6M/1Y	6/21/2024	(8,846)	(943)	(9,789)
LCH	CZK	7,070,223	Receive	6M PRIBOR	1.68%	6M/1Y	7/17/2024	(13,882)	(1,181)	(15,063)
LCH	HUF	506,780,066	Pay	6M BUBOR	0.77%	1Y/6M	6/23/2022	(5,647)	(837)	(6,484)
LCH	HUF	25,000,000	Pay	6M BUBOR	0.81%	1Y/6M	9/12/2024	(960)	16	(944)
LCH	HUF	206,001,379	Receive	6M BUBOR	0.99%	6M/1Y	6/23/2025	6,505	(188)	6,317
LCH	INR	57,500,000	Pay	6M MIBOR	4.26%	6M/6M	8/14/2025	529	946	1,475
CME	MXN	55,942,028	Receive	28D TIIE	8.09%	28D/28D	1/28/2021	(23,336)	(6,237)	(29,573)
CME	MXN	57,243,005	Receive	28D TIIE	8.15%	28D/28D	1/28/2021	(24,243)	(6,482)	(30,725)
CME	MXN	3,500,000	Pay	28D TIIE	7.71%	28D/28D	1/21/2022	6,453	29	6,482
CME	MXN	12,211,377	Pay	28D TIIE	6.75%	28D/28D	6/23/2022	20,715	601	21,316
CME	MXN	7,261,528	Pay	28D TIIE	5.55%	28D/28D	4/13/2023	7,384	30	7,414
CME	MXN	44,780,934	Pay	28D TIIE	5.47%	28D/28D	6/19/2024	(528)	—	(528)
CME	MXN	7,389,351	Pay	28D TIIE	6.62%	28D/28D	3/21/2025	22,198	462	22,660
CME	MXN	5,068,693	Pay	28D TIIE	6.45%	28D/28D	4/1/2025	13,622	153	13,775
CME	MXN	1,800,000	Pay	28D TIIE	7.72%	28D/28D	12/3/2026	10,749	127	10,876
CME	MXN	3,300,000	Pay	28D TIIE	8.16%	28D/28D	12/28/2026	23,439	313	23,752
CME	MXN	6,685,611	Pay	28D TIIE	7.51%	28D/28D	4/20/2027	37,127	495	37,622
CME	MXN	7,645,431	Receive	28D TIIE	6.92%	28D/28D	8/31/2029	(30,572)	(548)	(31,120)
CME	MXN	10,567,193	Receive	28D TIIE	6.82%	28D/28D	9/10/2029	(38,555)	(381)	(38,936)
LCH	PLN	2,655,221	Pay	6M WIBOR	2.21%	1Y/6M	11/16/2021	13,937	12,010	25,947
LCH	PLN	1,250,000	Pay	6M WIBOR	2.33%	1Y/6M	4/6/2022	9,640	4,143	13,783
LCH	PLN	6,223,300	Receive	6M WIBOR	1.99%	6M/1Y	3/25/2024	(89,049)	(18,443)	(107,492)
LCH	PLN	1,168,154	Pay	6M WIBOR	0.65%	1Y/6M	3/26/2024	3,384	1,081	4,465
LCH	PLN	1,331,846	Pay	6M WIBOR	0.63%	1Y/6M	3/26/2024	3,630	1,193	4,823
LCH	PLN	2,700,694	Receive	6M WIBOR	0.64%	6M/1Y	6/9/2025	(5,959)	(955)	(6,914)
LCH	PLN	1,200,000	Pay	6M WIBOR	1.62%	1Y/6M	8/16/2029	19,725	846	20,571
LCH	PLN	3,500,000	Receive	6M WIBOR	1.81%	6M/1Y	12/17/2029	(72,409)	(12,993)	(85,402)
LCH	PLN	4,600,000	Pay	6M WIBOR	1.75%	1Y/6M	2/26/2030	89,698	13,259	102,957
LCH	PLN	2,505,817	Receive	6M WIBOR	1.00%	6M/1Y	6/12/2030	(4,905)	(1,741)	(6,646)
LCH	ZAR	3,042,152	Receive	3M JIBAR	7.29%	3M/3M	1/7/2021	(1,357)	(503)	(1,860)
LCH	ZAR	23,000,000	Pay	3M JIBAR	8.49%	3M/3M	7/18/2029	(24,839)	—	(24,839)
LCH	ZAR	10,939,070	Receive	3M JIBAR	7.54%	3M/3M	2/28/2030	(34,579)	(4,905)	(39,484)
Total								$(337,906)	$124,898	$(213,008)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

At October 31, 2020, the Fund had $644,607 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

Over-the-counter interest rate swaps

Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	BRL	7,778,457	Pay	1D CETIP	8.87%	T/T	1/4/2021	$19,007	$161,659	$180,666
JPM	BRL	2,071,383	Pay	1D CETIP	9.20%	T/T	1/4/2021	5,393	47,775	53,168
JPM	BRL	1,614,106	Pay	1D CETIP	9.28%	T/T	1/4/2021	4,238	37,889	42,127
JPM	BRL	489,151	Pay	1D CETIP	10.04%	T/T	1/4/2021	1,466	14,161	15,627
JPM	BRL	31,354	Pay	1D CETIP	10.23%	T/T	1/4/2021	97	956	1,053
GSI	BRL	1,000,000	Pay	1D CETIP	11.99%	T/T	1/2/2023	47,745	46,437	94,182
JPM	CLP	231,188,535	Pay	1D CLICP	3.43%	6M/6M	5/10/2022	13,548	2,225	15,773
JPM	HUF	128,246,450	Receive	6M BUBOR	1.38%	6M/1Y	6/17/2021	(1,292)	(710)	(2,002)
GSI	HUF	359,014,464	Receive	6M BUBOR	1.27%	6M/1Y	1/10/2022	(4,650)	(9,166)	(13,816)
JPM	HUF	45,000,000	Receive	6M BUBOR	1.30%	6M/1Y	4/6/2022	(694)	(981)	(1,675)
GSI	HUF	348,500,219	Pay	6M BUBOR	0.84%	1Y/6M	9/21/2022	(2,545)	223	(2,322)
GSI	MXN	9,000,000	Pay	28D TIIE	5.37%	28D/28D	3/17/2021	1,445	40	1,485
GSI	MXN	28,033,731	Pay	28D TIIE	5.90%	28D/28D	9/12/2022	32,639	999	33,638
GSI	MXN	10,713,184	Pay	28D TIIE	6.21%	28D/28D	12/8/2025	24,035	306	24,341
GSI	MXN	9,462,643	Pay	28D TIIE	6.17%	28D/28D	3/5/2026	20,324	203	20,527
JPM	MXN	7,500,000	Pay	28D TIIE	6.13%	28D/28D	6/18/2026	15,325	266	15,591
GSI	MXN	5,000,000	Pay	28D TIIE	6.38%	28D/28D	9/16/2026	13,114	134	13,248
CITI	MYR	3,000,000	Receive	3M KLIBOR	1.95%	3M/3M	8/18/2025	702	40	742
GSI	RUB	350,542,739	Pay	3M MOSPRIME	7.52%	1Y/3M	6/10/2021	69,174	100,874	170,048
GSI	RUB	160,000,000	Pay	3M MOSPRIME	6.29%	1Y/3M	12/14/2021	26,794	—	26,794
GSI	RUB	223,218,139	Pay	3M MOSPRIME	7.07%	1Y/3M	4/2/2023	94,015	—	94,015
Total								$379,880	$403,330	$783,210

For the year ended October 31, 2020, the average notional value for the months where the Fund had cross currency swaps and interest rate swaps outstanding was $23,189,274 when the Fund paid the fixed rate and $51,248,176 when the Fund received the fixed rate.

At October 31, 2020, the Fund had cash collateral of $20,000 deposited in a segregated account for Citibank, N.A. and received cash collateral of $390,000 and $470,000 from Goldman Sachs International and JPMorgan Chase Bank N.A., respectively, to cover collateral requirements on over-the-counter derivatives.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds(a)	$—	$44,217,688	$—	$44,217,688
Foreign Government Securities(a)	—	91,116,957	—	91,116,957
U.S. Treasury Obligations	—	2,125,836	—	2,125,836
Short-Term Investments	—	18,167,476	—	18,167,476
Total Investments	$—	$155,627,957	$—	$155,627,957

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2020:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$86,914	$—	$—	$86,914
Liabilities	(148,437)	—	—	(148,437)
Forward FX Contracts(a)
Assets	—	1,363,115	—	1,363,115
Liabilities	—	(1,276,116)	—	(1,276,116)
Swaps
Assets	—	1,899,733	—	1,899,733
Liabilities	—	(870,044)	—	(870,044)
Total	$(61,523)	$1,116,688	$—	$1,055,165

(a)  Futures and forward FX contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ October 31, 2020

NUMBER OF SHARES		VALUE
Common Stocks 0.5%
Business Equipment & Services 0.2%
21,820	Brock Holdings III, Inc.	$349,120	*(a)(b)
Media 0.2%
81,399	Clear Channel Outdoor Holdings, Inc.	72,771	*
34,616	iHeartMedia, Inc., Class A	284,543	*
		357,314
Media - Broadcast 0.1%
16,445	Cumulus Media, Inc., Class A	83,212	*
	Total Common Stocks (Cost $1,500,472)	789,646
PRINCIPAL AMOUNT
Loan Assignments(c) 82.9%
Aerospace & Defense 1.7%
$203,975	AI Convoy (Luxembourg) S.A.R.L, Term Loan B, (3M USD LIBOR + 3.50%, 6M USD LIBOR + 3.50%), 4.50%, due 1/17/2027	199,895	(d)
524,622	Atlantic Aviation FBO Inc., Term Loan B, (1M USD LIBOR + 3.75%), 3.90%, due 12/6/2025	511,071
526,475	MHI Holdings, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 5.15%, due 9/21/2026	519,894	(e)
125,000	Spirit Aerosystems, Inc., Term Loan B, (1M USD LIBOR + 5.25%), 6.00%, due 1/30/2025	124,688
	TransDigm, Inc.
165,000	Term Loan E, (USD LIBOR + 2.25%), due 5/30/2025	154,986	(e)(f)
1,286,828	Term Loan F, (1M USD LIBOR + 2.25%), 2.40%, due 12/9/2025	1,208,653
		2,719,187
Air Transport 1.1%
210,000	American Airlines Inc., First Lien Term Loan, (USD LIBOR + 1.75%), due 1/29/2027	155,312	(e)(f)
250,000	American Airlines, Inc., Term Loan B, (USD LIBOR + 1.75%), due 6/27/2025	156,562	(e)(f)
394,013	Delta Air Lines, Inc., Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 4/29/2023	391,798
167,875	JetBlue Airways Corporation, Term Loan, (3M USD LIBOR + 5.25%), 6.25%, due 6/17/2024	166,932
230,000	Mileage Plus Holdings LLC, Term Loan B, (USD LIBOR + 5.25%), due 6/25/2027	233,406	(e)(f)
360,000	SkyMiles IP Ltd., First Lien Term Loan B, (USD LIBOR + 3.75%), due 10/20/2027	358,276	(e)(f)
334,124	United Airlines, Inc., Term Loan B, (1M USD LIBOR + 1.75%), 1.90%, due 4/1/2024	310,528
		1,772,814
Automotive 1.7%
382,508	Adient US LLC, Term Loan B, (1M USD LIBOR + 4.25%, 3M USD LIBOR + 4.25%), 4.40% – 4.49%, due 5/6/2024	376,579	(d)
364,904	Clarios Global LP, Term Loan B, (1M USD LIBOR + 3.50%), 3.65%, due 4/30/2026	353,865
665,600	Dealer Tire, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 4.40%, due 12/12/2025	648,129
417,852	Navistar International Corporation, First Lien Term Loan B, (1M USD LIBOR + 3.50%), 3.65%, due 11/6/2024	413,151
291,848	Tenneco, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.15%, due 10/1/2025	268,573
332,664	TI Group Automotive Systems, L.L.C., USD Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 12/16/2024	330,169	(b)
383,112	Wand NewCo 3, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.15%, due 2/5/2026	368,507
		2,758,973

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Building & Development 3.1%
$795,000	Applecaramel Buyer, LLC, Term Loan B, (6M USD LIBOR + 4.00%), 4.50%, due 10/19/2027	$782,646
802,065	Cornerstone Building Brands, Inc., Term Loan, (1M USD LIBOR + 3.75%), 3.90%, due 4/12/2025	785,269
249,503	CPG International Inc., Term Loan, (3M USD LIBOR + 3.75%), 4.75%, due 5/5/2024	248,692
581,088	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B, (1M USD LIBOR + 2.75%), 2.90%, due 8/21/2025	553,695
274,616	Forterra Finance, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/25/2023	272,672
708,234	MI Windows and Doors, LLC, Term Loan B, (1M USD LIBOR + 5.50%), 6.50%, due 11/6/2026	706,166
300,693	Quikrete Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.50%), 2.65%, due 2/1/2027	294,453
776,401	Realogy Group LLC, Term Loan B, (1M USD LIBOR + 2.25%), 3.00%, due 2/8/2025	742,713
587,292	Wilsonart LLC, Term Loan B, (3M USD LIBOR + 3.25%), 4.25%, due 12/19/2023	577,537
		4,963,843
Business Equipment & Services 10.7%
695,000	Adevinta ASA, USD Term Loan B, (USD LIBOR + 3.00%), due 10/23/2027	689,788	(b)(e)(f)
440,890	AlixPartners, LLP, Term Loan B, (1M USD LIBOR + 2.50%), 2.64%, due 4/4/2024	427,112
757,272	APX Group, Inc., Term Loan, (1M USD LIBOR + 5.00%, 3M USD LIBOR + 4.00%), 5.14% – 7.25%, due 12/31/2025	737,667	(d)
522,112	Cast and Crew Payroll, LLC, First Lien Term Loan, (1M USD LIBOR + 3.75%), 3.90%, due 2/9/2026	487,522
973,788	Change Healthcare Holdings LLC, Term Loan B, (1M USD LIBOR + 2.50%, 3M USD LIBOR + 2.50%), 3.50%, due 3/1/2024	949,326	(d)
450,450	Clear Channel Outdoor Holdings, Inc., Term Loan B, (2M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 3.67% – 3.71%, due 8/21/2026	409,265	(d)
769,603	ConvergeOne Holdings, Inc., Term Loan, (1M USD LIBOR + 5.00%), 5.15%, due 1/4/2026	684,946
1,022,438	Deerfield Dakota Holding, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.75%, due 4/9/2027	1,004,974
1,075,063	DiscoverOrg, LLC, First Lien Term Loan, (1M USD LIBOR + 3.75%), 3.90%, due 2/2/2026	1,055,357
802,982	Dun & Bradstreet Corporation (The), Term Loan, (1M USD LIBOR + 3.75%), 3.91%, due 2/6/2026	789,765
756,922	EIG Investors Corp., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.75%, due 2/9/2023	748,975
405,113	Flexera Software LLC, First Lien Term Loan, (2M USD LIBOR + 3.25%, 3M USD LIBOR + 3.25%), 4.25%, due 2/26/2025	399,798	(d)
1,019,708	Garda World Security Corporation, First Lien Term Loan B, (1M USD LIBOR + 4.75%), 4.90%, due 10/30/2026	1,014,100
645,000	Greeneden U.S. Holdings II, LLC, USD Term Loan B, (USD LIBOR + 4.00%), due 10/8/2027	634,119	(e)(f)
688,083	Learning Care Group, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 4.25%, due 3/13/2025	626,156
593,513	Loire Finco Luxembourg S.a.r.l., Term Loan, (1M USD LIBOR + 3.50%), 3.65%, due 4/21/2027	566,804	(b)
477,812	MX Holdings US, Inc., Term Loan B1C, (1M USD LIBOR + 2.75%), 3.50%, due 7/31/2025	469,751
215,000	Packaging Coordinators Midco, Inc., Term Loan, (USD LIBOR + 3.75%), due 9/25/2027	211,104	(e)(f)
329,175	Presidio, Inc., Term Loan B, (3M USD LIBOR + 3.50%), 3.71% – 3.75% , due 1/22/2027	321,495	(d)
1,446,889	Prime Security Services Borrower, LLC, Term Loan B1, (1M USD LIBOR + 3.25%, 3M USD LIBOR + 3.25%, 1Y USD LIBOR + 3.25%), 4.25%, due 9/23/2026	1,426,763	(d)
135,821	Service Logic Acquisition, Inc, Term Loan, (USD LIBOR + 4.00%), due 10/23/2027	134,972	(b)(e)(f)
665,434	Solera, LLC, Term Loan B, (2M USD LIBOR + 2.75%), 2.92%, due 3/3/2023	646,543
	Tech Data Corporation
325,000	Term Loan, (1M USD LIBOR + 3.50%), 3.65%, due 6/30/2025	324,675
535,000	Term Loan, (1M USD LIBOR + 5.50%), 5.65%, due 6/30/2025	522,963
730,064	Tempo Acquisition LLC, Term Loan, (1M USD LIBOR + 3.25%), 3.75%, due 11/2/2026	705,059
680,166	Vertiv Group Corporation, Term Loan B, (1M USD LIBOR + 3.00%), 3.15%, due 3/2/2027	666,733
838,688	William Morris Endeavor Entertainment, LLC, First Lien Term Loan, (1M USD LIBOR + 2.75%), 2.90%, due 5/18/2025	710,486
		17,366,218

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Cable & Satellite Television 2.5%
$1,941,972	Altice France S.A., Term Loan B13, (3M USD LIBOR + 4.00%), 4.24%, due 8/14/2026	$1,881,887
466,742	CSC Holdings, LLC, Term Loan B5, (1M USD LIBOR + 2.50%), 2.65%, due 4/15/2027	451,223
365,000	Mega Broadband Investments LLC, Term Loan, (USD LIBOR + 3.00%), due 10/8/2027	361,715	(e)(f)
540,000	Radiate Holdco, LLC, Term Loan, (1M USD LIBOR + 3.50%), 4.25%, due 9/25/2026	530,026
	UPC Broadband Holding B.V.
405,000	USD Term Loan B1, (USD LIBOR + 3.50%), due 1/31/2029	394,369	(e)(f)
405,000	USD Term Loan B2, (USD LIBOR + 3.50%), due 1/31/2029	394,369	(e)(f)
		4,013,589
Chemicals & Plastics 1.5%
	Aruba Investments, Inc.
140,000	USD Term Loan, (USD LIBOR + 4.00%), due 10/28/2027	138,950	(b)(e)(f)
70,000	Second Lien Term Loan, (USD LIBOR + 7.75%), due 10/27/2028	69,387	(e)(f)
408,931	Charter NEX US, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 3.75%, due 5/16/2024	398,810
509,251	Diamond (BC) B.V., Term Loan, (1M USD LIBOR + 3.00%, 3M USD LIBOR + 3.00%), 3.15% – 3.21%, due 9/6/2024	486,335	(d)
400,000	Illuminate Buyer, LLC, Term Loan, (1M USD LIBOR + 4.00%), 4.15%, due 6/16/2027	392,812
126,677	PQ Corporation, Term Loan B, (3M USD LIBOR + 3.00%), 4.00%, due 2/7/2027	125,315
	Solenis Holdings LLC
671,058	First Lien Term Loan, (3M USD LIBOR + 4.00%), 4.26%, due 6/26/2025	653,865
165,000	Second Lien Term Loan, (3M USD LIBOR + 8.50%), 8.76%, due 6/26/2026	156,750
		2,422,224
Clothing - Textiles 0.1%
180,000	Varsity Brands, Inc., Term Loan B, (USD LIBOR + 3.50%), due 12/15/2024	154,631	(e)(f)
Containers & Glass Products 2.5%
540,837	Berlin Packaging LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%, 3M USD LIBOR + 3.00%), 3.15% – 3.23%, due 11/7/2025	517,851	(d)
728,206	BWAY Holding Company, Term Loan B, (2M USD LIBOR + 3.25%, 3M USD LIBOR + 3.25%), 3.48%, due 4/3/2024	679,052	(d)
296,037	Consolidated Container Company LLC, First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.75%, due 5/22/2024	291,004
635,000	Graham Packaging Company Inc., Term Loan, (1M USD LIBOR + 3.75%), 4.50%, due 8/4/2027	629,177
673,265	Klockner-Pentaplast of America, Inc., Term Loan B2, (6M USD LIBOR + 4.25%), 5.25%, due 6/30/2022	651,862
240,113	Reynolds Group Holdings Inc., Term Loan, (1M USD LIBOR + 2.75%), 2.90%, due 2/5/2023	235,344
463,390	TricorBraun Holdings, Inc., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.75%, due 11/30/2023	455,424
550,199	Trident TPI Holdings, Inc., Term Loan B1, (3M USD LIBOR + 3.00%), 4.00%, due 10/17/2024	531,492
		3,991,206
Cosmetics - Toiletries 0.6%
1,068,634	Sunshine Luxembourg VII SARL, Term Loan B1, (3M USD LIBOR + 4.25%), 5.25%, due 10/1/2026	1,056,783

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Diversified Insurance 2.3%
	Hub International Limited
$366,070	Term Loan B, (3M USD LIBOR + 3.00%), 3.19% – 3.21%, due 4/25/2025	$351,533	(d)
768,065	Term Loan B, (3M USD LIBOR + 4.00%), 5.00%, due 4/25/2025	763,173	(e)
830,000	Milano Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 10/1/2027	814,786
635,000	Ryan Specialty Group, LLC, Term Loan, (1M USD LIBOR + 3.25%), 4.00%, due 9/1/2027	629,444
	Sedgwick Claims Management Services, Inc.
745,563	Term Loan B, (1M USD LIBOR + 4.00%), 4.15%, due 9/3/2026	723,315
513,713	Term Loan B3, (1M USD LIBOR + 4.25%), 5.25%, due 9/3/2026	506,865
		3,789,116
Drugs 1.7%
843,928	Bausch Health Companies Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.15%, due 6/2/2025	823,184
793,531	Endo Luxembourg Finance Company I S.a.r.l., Term Loan B, (3M USD LIBOR + 4.25%), 5.00%, due 4/29/2024	751,871
574,023	Mallinckrodt International Finance S.A., Term Loan B, (3M USD LIBOR + 4.75%), 5.50%, due 9/24/2024	528,388
710,345	Parexel International Corporation, Term Loan B, (1M USD LIBOR + 2.75%), 2.90%, due 9/27/2024	680,411
		2,783,854
Electronics - Electrical 10.4%
355,000	Ahead Data Blue, LLC, Term Loan B, (3M USD LIBOR + 5.00%), 6.00%, due 10/13/2027	339,913
1,422,088	Applied Systems, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 4.25%, due 9/19/2024	1,413,527
	Barracuda Networks, Inc.
488,141	First Lien Term Loan, (3M USD LIBOR + 3.25%), 4.25%, due 2/12/2025	478,988
155,000	Second Lien Term Loan, (USD LIBOR + 6.75%), due 10/22/2028	154,031	(e)(f)
480,000	Buzz Merger Sub Ltd, Term Loan B, (1M USD LIBOR + 3.25%), 3.75%, due 1/29/2027	473,400	(b)
651,687	CommScope, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 3.40%, due 4/6/2026	627,829
	Epicor Software Corporation
735,000	Term Loan, (1M USD LIBOR + 4.25%), 5.25%, due 7/30/2027	731,509
90,000	Second Lien Term Loan, (1M USD LIBOR + 7.75%), 8.75%, due 7/31/2028	91,913
	Finastra USA, Inc.
174,526	First Lien Term Loan, (3M USD LIBOR + 3.50%), 4.50%, due 6/13/2024	164,442
357,684	Second Lien Term Loan, (6M USD LIBOR + 7.25%), 8.25%, due 6/13/2025	348,445
	Hyland Software, Inc.
837,862	First Lien Term Loan, (1M USD LIBOR + 3.50%), 4.25%, due 7/1/2024	824,699
405,309	Second Lien Term Loan, (1M USD LIBOR + 7.00%), 7.75%, due 7/7/2025	400,579
	Informatica, LLC
140,000	Second Lien Term Loan, 7.13%, due 2/25/2025	141,750	(g)
513,709	Term Loan B, (1M USD LIBOR + 3.25%), 3.40%, due 2/25/2027	495,473
1,485,580	McAfee, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.89%, due 9/30/2024	1,469,060
240,000	Netsmart Technologies, Inc., Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 9/30/2027	235,301
	Optiv Security, Inc.
445,849	First Lien Term Loan, (1M USD LIBOR + 3.25%), 4.25%, due 2/1/2024	387,728
280,000	Second Lien Term Loan, (1M USD LIBOR + 7.25%), 8.25%, due 2/1/2025	224,000
	Project Alpha Intermediate Holding, Inc.
246,875	Term Loan B, (3M USD LIBOR + 4.25%), 4.48%, due 4/26/2024	242,246
572,629	Term Loan B, (3M USD LIBOR + 3.50%), 4.50%, due 4/26/2024	560,891
1,648,837	Rackspace Hosting, Inc., First Lien Term Loan, (3M USD LIBOR + 3.00%), 4.00%, due 11/3/2023	1,609,891
645,000	Redstone Buyer LLC, Term Loan, (3M USD LIBOR + 5.00%), 6.00%, due 9/1/2027	639,085
198,000	S2P Acquisition Borrower, Inc., Term Loan, (1M USD LIBOR + 4.00%), 4.14%, due 8/14/2026	193,446
562,896	Sirius Computer Solutions, Inc., Term Loan, (1M USD LIBOR + 3.50%), 3.65%, due 7/1/2026	549,105

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$860,000	Sophia, L.P., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 10/7/2027	$845,131
	Tibco Software Inc.
904,383	Term Loan B3, (1M USD LIBOR + 3.75%), 3.90%, due 6/30/2026	874,991
275,000	Second Lien Term Loan, (1M USD LIBOR + 7.25%), 7.40%, due 3/3/2028	267,666
	Uber Technologies, Inc.
353,161	Term Loan, (1M USD LIBOR + 3.50%), 3.65%, due 7/13/2023	346,740
219,439	Term Loan, (1M USD LIBOR + 4.00%), 5.00%, due 4/4/2025	216,621
732,988	Ultimate Software Group Inc. (The), Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 5/4/2026	727,952
796,000	VS Buyer, LLC, Term Loan B, (1M USD LIBOR + 3.25%), 3.40%, due 2/28/2027	776,100	(b)
		16,852,452
Financial Intermediaries 2.4%
239,394	Alliant Holdings Intermediate, LLC, Term Loan B, (1M USD LIBOR + 3.25%), 3.40%, due 5/9/2025	231,389
1,295,847	AssuredPartners, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 3.65%, due 2/12/2027	1,248,872
510,000	Camelot U.S. Acquisition 1 Co., Incremental Term Loan B, (USD LIBOR + 3.00%), due 10/30/2026	503,839	(e)(f)
	Edelman Financial Center, LLC
559,620	First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.15%, due 7/21/2025	540,123
390,000	Second Lien Term Loan, (1M USD LIBOR + 6.75%), 6.90%, due 7/20/2026	375,863	(b)
450,000	GT Polaris, Inc., Term Loan B, (3M USD LIBOR + 4.00%), 5.00%, due 8/4/2027	442,687
579,918	PI US MergerCo, Inc., First Lien Term Loan, (3M USD LIBOR + 3.50%), 4.50%, due 1/3/2025	561,581
		3,904,354
Food Products 0.4%
450,000	Chobani, LLC, Term Loan B, (USD LIBOR + 3.50%), due 10/20/2027	442,687	(e)(f)
240,000	Froneri International Ltd., Second Lien Term Loan, (1M USD LIBOR + 5.75%), 5.75%, due 1/31/2028	236,700
		679,387
Food Service 0.2%
313,000	Welbilt, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 2.65%, due 10/23/2025	285,418
Health Care 9.9%
	Agiliti Health, Inc.
563,216	Term Loan, (1M USD LIBOR + 3.00%), 3.19%, due 1/4/2026	544,911	(b)
80,000	Term Loan, (3M USD LIBOR + 3.00%), 3.75%, due 1/4/2026	78,000	(b)
	Athenahealth, Inc.
1,446,390	Term Loan B, (3M USD LIBOR + 4.50%), 4.75%, due 2/11/2026	1,413,846	(b)
380,000	Second Lien Term Loan, (3M USD LIBOR + 8.50%), 8.75%, due 2/11/2027	372,400	(b)
155,000	Avantor Funding, Inc., First Lien Term Loan B, (USD LIBOR + 2.50%), due 10/29/2027	153,644	(b)(e)(f)
	Aveanna Healthcare, LLC
154,599	First Lien Term Loan, (2M USD LIBOR + 4.25%), 5.25%, due 3/18/2024	146,406
297,733	Term Loan B, (2M USD LIBOR + 5.50%), 6.50%, due 3/18/2024	280,310
150,000	Term Loan, (3M USD LIBOR + 6.25%), 7.25%, due 3/18/2024	145,500
380,000	Curium BidCo S.a r.l., USD Term Loan, (USD LIBOR + 4.25%), due 10/28/2027	376,200	(b)(e)(f)
826,650	Emerald TopCo Inc, Term Loan, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 3.65% – 3.71%, due 7/24/2026	795,651	(d)
1,435,701	Envision Healthcare Corporation, First Lien Term Loan, (1M USD LIBOR + 3.75%), 3.90%, due 10/10/2025	1,020,396

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$221,858	EyeCare Partners, LLC, Term Loan, (1M USD LIBOR + 3.75%), 3.90%, due 2/18/2027	$209,749
742,095	Gentiva Health Services, Inc., Term Loan, (1M USD LIBOR + 3.25%), 3.44%, due 7/2/2025	725,397
1,093,806	MPH Acquisition Holdings LLC, Term Loan B, (3M USD LIBOR + 2.75%), 3.75%, due 6/7/2023	1,078,569
647,199	Navicure, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.15%, due 10/22/2026	631,019
683,618	Ortho-Clinical Diagnostics SA, Term Loan B, (1M USD LIBOR + 3.25%), 3.39%, due 6/30/2025	659,691
	Pearl Intermediate Parent LLC
252,871	First Lien Term Loan, (1M USD LIBOR + 2.75%), 2.90%, due 2/14/2025	244,021
232,727	Second Lien Term Loan, (1M USD LIBOR + 6.25%), 6.40%, due 2/13/2026	224,582
428,917	PetVet Care Centers, LLC, Term Loan, (1M USD LIBOR + 4.25%), 5.25%, due 2/14/2025	427,308
932,523	Project Ruby Ultimate Parent Corp., Term Loan B, (1M USD LIBOR + 3.50%), 4.50%, due 2/9/2024	917,369
1,005,000	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 3.90%, due 11/16/2025	973,754
	Sound Inpatient Physicians
217,805	First Lien Term Loan, (1M USD LIBOR + 2.75%), 2.90%, due 6/27/2025	212,678
215,000	Second Lien Term Loan, (1M USD LIBOR + 6.75%), 7.75%, due 6/26/2026	208,417
	Southern Veterinary Partners, LLC
303,182	Term Loan, (6M USD LIBOR + 4.00%), 5.00%, due 10/2/2027	300,150	(b)
340,000	Second Lien Term Loan, (3M USD LIBOR + 7.75%), 8.75%, due 10/5/2028	338,300	(b)
1,385,586	Team Health Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.75%, due 2/6/2024	1,125,789
	Team Services Group
195,000	Term Loan, (USD LIBOR + 5.00%), due 10/21/2027	190,125	(b)(e)(f)
75,000	Second Lien Term Loan, (USD LIBOR + 9.00%), due 10/21/2028	73,125	(b)(e)(f)
	Tivity Health Inc.
261,000	Term Loan A, (1M USD LIBOR + 4.25%), 4.40%, due 3/8/2024	255,519
548,043	Term Loan B, (1M USD LIBOR + 5.25%), 5.40%, due 3/6/2026	536,929
1,426,742	Verscend Holding Corp., Term Loan B, (1M USD LIBOR + 4.50%), 4.65%, due 8/27/2025	1,397,765
		16,057,520
Health Insurance 0.4%
647,396	AmWINS Group, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 2.90% – 3.75%, due 1/25/2024	638,009	(d)(e)
Home Furnishings 0.1%
245,000	Weber-Stephen Products LLC, Term Loan B, (USD LIBOR + 3.25%), due 10/20/2027	242,398	(e)(f)
Industrial Equipment 2.4%
273,328	AI Alpine AT Bidco GmbH, Term Loan B, (3M USD LIBOR + 3.00%, 6M USD LIBOR + 3.00%), 3.21% – 3.23%, due 10/31/2025	250,778(d)
854,651	Brookfield WEC Holdings Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 8/1/2025	833,421
335,624	Circor International, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 4.25%, due 12/11/2024	328,240
368,596	Crosby US Acquisition Corp., Term Loan B, (1M USD LIBOR + 4.75%), 4.90%, due 6/26/2026	349,477
611,051	Filtration Group Corporation, First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.15%, due 3/29/2025	593,869
364,783	Granite Holdings US Acquisition Co., Term Loan B, (3M USD LIBOR + 5.25%), 5.47%, due 9/30/2026	341,072	(b)
376,875	Hyster-Yale Group, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 3.40%, due 5/30/2023	363,684	(b)
502,786	Pro Mach Group, Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.50%, due 3/7/2025	482,675	(b)
344,138	Star US Bidco LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 3/17/2027	329,226
		3,872,442

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Leisure Goods - Activities - Movies 2.6%
$355,000	Banijay Entertainment S.A.S, Term Loan, (1M USD LIBOR + 3.75%), 3.89%, due 3/1/2025	$343,463	(b)
653,363	Carnival Corporation, Term Loan B, (1M USD LIBOR + 7.50%), 8.50%, due 6/30/2025	657,283
645,000	Delta 2 (LUX) S.a.r.l., Term Loan, (1M USD LIBOR + 2.50%), 3.50%, due 2/1/2024	617,588
728,671	Emerald Expositions Holding, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 2.65%, due 5/22/2024	655,257
	Motion Finco Sarl
564,350	Term Loan B1, (3M USD LIBOR + 3.25%), 3.47%, due 11/12/2026	481,345
76,092	Term Loan B2, (3M USD LIBOR + 3.25%), 3.47%, due 11/12/2026	64,900
999,256	Playtika Holding Corp, Term Loan B, (6M USD LIBOR + 6.00%), 7.00%, due 12/10/2024	998,576
365,514	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1M USD LIBOR + 3.00%), 3.75%, due 3/31/2024	340,776
		4,159,188
Lodging & Casinos 2.7%
722,210	Alterra Mountain Company, Term Loan B, (1M USD LIBOR + 4.50%), 5.50%, due 8/1/2026	714,988	(b)
254,363	Aristocrat Leisure Limited, Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 10/19/2024	254,044
	Caesars Resort Collection, LLC
604,228	First Lien Term Loan B, (1M USD LIBOR + 2.75%), 2.90%, due 12/23/2024	565,122
535,000	Term Loan B1, (1M USD LIBOR + 4.50%, 3M USD LIBOR + 4.50%), 4.65% – 4.65%, due 7/21/2025	517,447	(d)(e)
441,085	Golden Entertainment, Inc., First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 10/21/2024	425,096
173,664	GVC Holdings (Gibraltar) Limited, Term Loan B3, (3M USD LIBOR + 2.25%), 3.25%, due 3/29/2024	171,203
782,901	Mohegan Tribal Gaming Authority, Term Loan B, (3M USD LIBOR + 6.38%), 7.38%, due 10/13/2023	694,386
435,002	Scientific Games International, Inc., Term Loan B5, (1M USD LIBOR + 2.75%), 2.90%, due 8/14/2024	403,873
416,137	Stars Group Holdings B.V. (The), Term Loan, (3M USD LIBOR + 3.50%), 3.72%, due 7/10/2025	415,580
234,815	Station Casinos LLC, Term Loan B, (1M USD LIBOR + 2.25%), 2.50%, due 2/8/2027	224,443
		4,386,182
Nonferrous Metals - Minerals 0.9%
791,055	Covia Holdings Corporation, Term Loan, (1Y USD LIBOR + 4.00%), 5.39%, due 6/1/2025	593,948	(h)
117,439	SCIH Salt Holdings Inc., Term Loan B, (USD LIBOR + 4.50%), due 3/16/2027	116,558	(e)(f)
801,741	U.S. Silica Company, Term Loan B, (1M USD LIBOR + 4.00%), 5.00%, due 5/1/2025	674,802
		1,385,308
Oil & Gas 4.6%
1,051,272	BCP Raptor II, LLC, First Lien Term Loan, (1M USD LIBOR + 4.75%), 4.90%, due 11/3/2025	737,993
1,143,081	BCP Raptor, LLC, Term Loan B, (3M USD LIBOR + 4.25%), 5.25%, due 6/24/2024	937,327
1,061,935	BCP Renaissance Parent LLC, Term Loan B, (2M USD LIBOR + 3.50%), 4.50%, due 10/31/2024	972,998
375,078	Brazos Delaware II, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.14%, due 5/21/2025	281,425
1,147,355	Lower Cadence Holdings LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.15%, due 5/22/2026	1,039,079
1,100,553	Lucid Energy Group II Borrower, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.00%, due 2/17/2025	993,249
920,568	Medallion Midland Acquisition, LLC, First Lien Term Loan, (1M USD LIBOR + 3.25%), 4.25%, due 10/30/2024	859,581
956,878	Prairie ECI Acquiror LP, Term Loan B, (1M USD LIBOR + 4.75%), 4.90%, due 3/11/2026	854,760
841,720	Traverse Midstream Partners LLC, Term Loan, (1M USD LIBOR + 5.50%), 6.50%, due 9/27/2024	774,079
		7,450,491

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Property & Casualty Insurance 1.2%
	Asurion LLC
$1,082,240	Term Loan B7, (1M USD LIBOR + 3.00%), 3.15%, due 11/3/2024	$1,060,790
872,273	Second Lien Term Loan, (1M USD LIBOR + 6.50%), 6.65%, due 8/4/2025	872,273
		1,933,063
Publishing 0.4%
	Nielsen Finance LLC
286,295	Term Loan B4, (1M USD LIBOR + 2.00%), 2.15%, due 10/4/2023	279,246
341,712	Term Loan B5, (1M USD LIBOR + 3.75%), 4.75%, due 6/4/2025	340,346
		619,592
Radio & Television 0.5%
554,400	Diamond Sports Group, LLC, Term Loan, (1M USD LIBOR + 3.25%), 3.40%, due 8/24/2026	341,649
219,450	Terrier Media Buyer, Inc., Term Loan B, (1M USD LIBOR + 4.25%), 4.40%, due 12/17/2026	211,769	(b)
215,121	Univision Communications Inc., Term Loan C5, (1M USD LIBOR + 2.75%), 3.75%, due 3/15/2024	207,759
		761,177
Retailers (except food & drug) 2.6%
1,854,187	Bass Pro Group, LLC, Term Loan B, (3M USD LIBOR + 5.00%), 5.75%, due 9/25/2024	1,846,658
	CNT Holdings I Corp
515,000	Term Loan, (USD LIBOR + 3.75%), due 10/16/2027	508,346	(e)(f)
155,000	Second Lien Term Loan, (USD LIBOR + 6.75%), due 10/16/2028	155,194	(e)(f)
	EG America LLC
240,456	Term Loan, (3M USD LIBOR + 4.00%), 4.22%, due 2/7/2025	229,787
100,494	Second Lien Term Loan, (3M USD LIBOR + 8.00%), 9.00%, due 4/20/2026	95,846
360,000	Les Schwab Tire Centers, Term Loan B, (USD LIBOR + 3.50%), due 10/28/2027	356,400	(b)(e)(f)
395,750	Petco Animal Supplies, Inc., Term Loan B, (USD LIBOR + 3.25%), due 1/26/2023	367,157	(e)(f)
210,000	PetSmart, Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.50%, due 3/11/2022	207,493
522,227	Staples, Inc., Term Loan, (3M USD LIBOR + 5.00%), 5.25%, due 4/16/2026	477,968
		4,244,849
Steel 0.6%
64,188	Apergy Corporation, Term Loan, (3M USD LIBOR + 5.00%), 6.00%, due 5/28/2027	63,813
629,511	MRC Global (US) Inc., First Lien Term Loan B, (1M USD LIBOR + 3.00%), 3.15%, due 9/20/2024	579,150	(b)
399,854	TMS International Corp., Term Loan B2, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%), 3.75%, due 8/14/2024	381,861	(b)(d)
		1,024,824
Surface Transport 0.8%
	Hertz Corporation, (The)
684,850	Term Loan DD, (USD LIBOR + 7.25%), due 12/31/2020	674,577	(e)(f)
565,084	Term Loan B, (1M USD LIBOR + 2.75%), 3.50%, due 6/30/2023	525,409
160,000	PAI Holdco, Inc., Term Loan B, (USD LIBOR + 4.00%), due 10/28/2027	158,701	(e)(f)
		1,358,687

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Telecommunications 5.8%
$437,440	CenturyLink, Inc., Term Loan B, (1M USD LIBOR + 2.25%), 2.40%, due 3/15/2027	$420,341
382,040	Connect Finco Sarl, Term Loan B, (1M USD LIBOR + 4.50%), 5.50%, due 12/11/2026	373,635
485,000	Consolidated Communications, Inc., Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 10/2/2027	480,150
2,435,980	Frontier Communications Corp., Term Loan B1, (3M USD LIBOR + 2.75%), 6.00%, due 6/15/2024	2,387,820
1,642,286	GTT Communications, Inc., Term Loan B, (3M USD LIBOR + 2.75%), 2.97%, due 5/31/2025	1,397,389
	Intelsat Jackson Holdings S.A.
143,076	Term Loan, (3M USD LIBOR + 3.60%), 3.60% due 7/13/2022	145,222
1,515,000	Term Loan B3, (1M USD LIBOR + 4.75%), 8.00%, due 11/27/2023	1,520,469
885,809	Iridium Satellite LLC, Term Loan, (1M USD LIBOR + 3.75%), 4.75%, due 11/4/2026	882,983
896,877	MTN Infrastructure TopCo Inc, First Lien Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 11/15/2024	873,612
1,039,775	Zayo Group Holdings, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.15%, due 3/9/2027	1,000,347
		9,481,968
Utilities 4.5%
1,487,592	Blackstone CQP Holdco LP, Term Loan B, (3M USD LIBOR + 3.50%), 3.73%, due 9/30/2024	1,452,634
926,911	Eastern Power, LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75%, due 10/2/2025	919,625	(d)
1,159,852	Edgewater Generation, L.L.C., Term Loan, (1M USD LIBOR + 3.75%), 3.90%, due 12/13/2025	1,119,014
280,000	EFS Cogen Holdings I LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.50%, due 10/1/2027	277,287
1,117,342	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75%, due 11/9/2026	1,104,425	(d)
867,258	Kestrel Acquisition, LLC, Term Loan B, (6M USD LIBOR + 4.25%), 5.25%, due 6/2/2025	738,036
	Lightstone Holdco LLC
246,119	Term Loan B, (USD LIBOR + 3.75%), due 1/30/2024	216,031	(e)(f)
13,881	Term Loan C, (USD LIBOR + 3.75%), due 1/30/2024	12,184	(e)(f)
	Lonestar II Generation Holdings LLC
286,551	Term Loan B, (1M USD LIBOR + 5.00%), 5.15%, due 4/20/2026	281,035
34,821	Term Loan C, (1M USD LIBOR + 5.00%), 5.15%, due 4/20/2026	34,151
444,669	Nautilus Power, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 5/16/2024	432,330
681,784	Talen Energy Supply, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.90%, due 7/8/2026	662,469
		7,249,221
	Total Loan Assignments (Cost $138,916,598)	134,378,968
Corporate Bonds 7.0%
Aerospace/Defense 0.3%
390,000	Boeing Co., 4.51%, due 5/1/2023	413,121
Air Transportation 0.3%
300,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	304,468	(i)
210,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, due 6/20/2027	218,662	(i)
		523,130
Auto Parts & Equipment 0.3%
520,000	Clarios Global L.P., 6.75%, due 5/15/2025	549,952	(i)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Automakers 0.2%
$270,000	Ford Motor Co., 8.50%, due 4/21/2023	$298,013
Building Materials 0.2%
80,000	CD&R Smokey Buyer, Inc., 6.75%, due 7/15/2025	84,400	(i)
230,000	Forterra Finance LLC/FRTA Finance Corp., 6.50%, due 7/15/2025	242,938	(i)
		327,338
Business Equipment & Services 0.2%
385,317	Brock Holdings Notes 2022, 15.00%, due 4/24/2022	346,785	(a)(b)
Cable & Satellite Television 0.3%
460,000	Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, due 9/15/2026	462,300	(i)
Electric - Integrated 0.2%
325,000	Talen Energy Supply LLC, 6.63%, due 1/15/2028	310,375	(i)
Gas Distribution 0.6%
650,000	Cheniere Energy, Inc., 4.63%, due 10/15/2028	671,125	(i)
370,000	EQT Midstream Partners L.P., 4.75%, due 7/15/2023	368,041
		1,039,166
Health Facilities 0.9%
	CHS/Community Health Systems, Inc.
250,000	8.13%, due 6/30/2024	192,188	(i)
475,000	6.63%, due 2/15/2025	463,220	(i)
305,000	LifePoint Health, Inc., 6.75%, due 4/15/2025	322,537	(i)
410,000	MEDNAX, Inc., 5.25%, due 12/1/2023	413,075	(i)
		1,391,020
Machinery 0.3%
445,000	Vertical U.S. Newco, Inc., 5.25%, due 7/15/2027	457,994	(i)
Media Content 0.4%
165,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	153,450	(i)
195,762	iHeartCommunications, Inc., 6.38%, due 5/1/2026	203,837
365,000	Univision Communications, Inc., 5.13%, due 2/15/2025	358,613	(i)
		715,900
Packaging 0.1%
90,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, due 9/15/2028	91,575	(i)
Software - Services 0.2%
380,000	BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, due 1/31/2026	384,750	(i)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Specialty Retail 0.3%
$415,000	eG Global Finance PLC, 8.50%, due 10/30/2025	$424,545	(i)
Support - Services 0.6%
240,000	APX Group, Inc., 6.75%, due 2/15/2027	250,200	(i)
390,000	Garda World Security Corp., 4.63%, due 2/15/2027	380,250	(i)
330,000	Staples, Inc., 7.50%, due 4/15/2026	308,550	(i)
		939,000
Technology 0.2%
270,000	Tempo Acquisition LLC/FI, 5.75%, due 6/1/2025	282,825	(i)
Telecom - Wireline Integrated & Services 1.2%
325,000	Altice Financing SA, 5.00%, due 1/15/2028	315,250	(i)
830,000	Altice France SA, 5.50%, due 1/15/2028	840,893	(i)
400,000	Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, due 10/15/2023	394,000
390,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.00%, due 4/15/2023	395,119	(i)
		1,945,262
Theaters & Entertainment 0.2%
355,000	Live Nation Entertainment, Inc., 6.50%, due 5/15/2027	379,850	(i)
	Total Corporate Bonds (Cost $11,125,138)	11,282,901
Asset-Backed Securities 1.9%
700,000	Magnetite CLO Ltd., Ser. 2015-12A, Class ER, (3M USD LIBOR + 5.68%), 5.92%, due 10/15/2031	635,561	(c)(i)
385,000	Magnetite XV Ltd., Ser. 2015-15A, Class ER, (3M USD LIBOR + 5.20%), 5.41%, due 7/25/2031	329,912	(c)(i)
1,000,000	Palmer Square CLO Ltd., Ser. 2015-1A, Class DR2, (3M USD LIBOR + 6.25%), 6.50%, due 5/21/2029	929,972	(c)(i)
1,250,000	TCI-Flatiron CLO Ltd., Ser. 2016-1A, Class ER, (3M USD LIBOR + 6.90%), 7.12%, due 7/17/2028	1,164,258	(c)(i)
	Total Asset-Backed Securities (Cost $3,319,000)	3,059,703
NUMBER OF SHARES
Short-Term Investments 13.6%
Investment Companies 13.6%
22,105,132	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(j) (Cost $22,105,132)	22,105,132
	Total Investments 105.9% (Cost $176,966,340)	171,616,350
	Liabilities Less Other Assets (5.9)%	(9,569,671	)(k)(l)
	Net Assets 100.0%	$162,046,679

*  Non-income producing security.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

(a)  Security fair valued as of October 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2020 amounted to $695,905, which represents 0.4% of net assets of the Fund.

(b)  Value determined using significant unobservable inputs.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2020 and changes periodically.

(d)  The stated interest rates represent the range of rates at October 31, 2020 of the underlying contracts within the Loan Assignment.

(e)  All or a portion of this security was purchased on a delayed delivery basis.

(f)  All or a portion of this security has not settled as of October 31, 2020 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(g)  Fixed coupon.

(h)  Defaulted security.

(i)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $12,318,807, which represents 7.6% of net assets of the Fund.

(j)  Represents 7-day effective yield as of October 31, 2020.

(k)  As of October 31, 2020, the value of unfunded loan commitments was $442,357 for the Fund (see Note A of Notes to Financial Statements).

(l)  Includes the impact of the Fund's open positions in derivatives at October 31, 2020.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$131,169,678	81.0%
Luxembourg	5,166,760	3.2%
France	3,756,031	2.3%
Cayman Islands	3,059,703	1.9%
United Kingdom	2,974,934	1.8%
Canada	1,901,505	1.2%
Germany	457,994	0.3%
Netherlands	394,369	0.2%
Argentina	376,200	0.2%
Australia	254,044	0.2%
Short-Term Investments and Other Liabilities—Net	12,535,461	7.7%
	$162,046,679	100.0%

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

Derivative Instruments

Total return swap contracts ("total return swaps")

At October 31, 2020, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	iBoxx USD Liquid Leveraged Loans Total Return Index	USD	1,672,781	12/20/2020	0.23%	—	3M USD LIBOR	T/3M	$(27,218)	$(454)	$(27,672)
MS	iBoxx USD Liquid Leveraged Loans Total Return Index	USD	3,247,164	12/20/2020	0.23%	—	3M USD LIBOR	T/3M	(52,836)	(883)	(53,719)
	Total								$(80,054)	$(1,337)	$(81,391)

(a)  The Fund pays a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at October 31, 2020.

For the year ended October 31, 2020, the average notional value for the months where the Fund had total return swaps outstanding was $4,607,696 for long positions.

  The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Business Equipment & Services	$—	$—	$349,120	$349,120
Other Common Stocks(a)	440,526	—	—	440,526
Total Common Stocks	440,526	—	349,120	789,646

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Loan Assignments
Automotive	$—	$2,428,804	$330,169	$2,758,973
Business Equipment & Services	—	15,974,654	1,391,564	17,366,218
Chemicals & Plastics	—	2,283,274	138,950	2,422,224
Electronics—Electrical	—	15,602,952	1,249,500	16,852,452
Financial Intermediaries	—	3,528,491	375,863	3,904,354
Health Care	—	12,216,819	3,840,701	16,057,520
Industrial Equipment	—	2,685,011	1,187,431	3,872,442
Leisure Goods—Activities—Movies	—	3,815,725	343,463	4,159,188
Lodging & Casinos	—	3,671,194	714,988	4,386,182
Radio & Television	—	549,408	211,769	761,177
Retailers (except food & drug)	—	3,888,449	356,400	4,244,849
Steel	—	63,813	961,011	1,024,824
Other Loan Assignments(a)	—	56,568,565	—	56,568,565
Total Loan Assignments	—	123,277,159	11,101,809	134,378,968
Corporate Bonds
Business Equipment & Services	—	—	346,785	346,785
Other Corporate Bonds(a)	—	10,936,116	—	10,936,116
Total Corporate Bonds	—	10,936,116	346,785	11,282,901
Asset-Backed Securities	—	3,059,703	—	3,059,703
Short-Term Investments	—	22,105,132	—	22,105,132
Total Investments	$440,526	$159,378,110	$11,797,714	$171,616,350

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2019	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2020	Net change in unrealized appreciation/ (depreciation) from investments still held at 10/31/2020
Investments in Securities:
Common Stocks(c)	$436	$—	$—	$(87)	$—	$—	$—	$—	$349	$(87)
Loan Assignments(d)	13,407	7	(183)	(91)	8,198	(5,374)	2,050	(6,912)	11,102	(104)
Corporate Bonds(c)	333	—	—	(39)	53	—	—	—	347	(39)
Total	$14,176	$7	$(183)	$(217)	$8,251	$(5,374)	$2,050	$(6,912)	$11,798	$(230)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (cont'd)

(c)  As of the year ended October 31, 2020, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(d)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2020:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Swaps
Liabilities	$—	$(81,391)	$—	$(81,391)
Total	$—	$(81,391)	$—	$(81,391)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ October 31, 2020

PRINCIPAL AMOUNT		VALUE
Loan Assignments(a) 4.6%
Building & Development 0.2%
$2,900,165	Cornerstone Building Brands, Inc., Term Loan, (1M USD LIBOR + 3.75%), 3.90%, due 4/12/2025	$2,839,436
Business Equipment & Services 0.1%
2,281,791	Service Logic Acquisition, Inc, Term Loan, (USD LIBOR + 4.00%), due 10/30/2028	2,267,530	(b)(c)(d)
Chemicals & Plastics 0.3%
	Solenis Holdings LLC
2,090,424	First Lien Term Loan, (3M USD LIBOR + 4.00%), 4.26%, due 6/26/2025	2,036,868
2,455,000	Second Lien Term Loan, (3M USD LIBOR + 8.50%), 8.76%, due 6/26/2026	2,332,250
		4,369,118
Containers & Glass Products 0.3%
4,925,268	BWAY Holding Company, Term Loan B, (2M USD LIBOR + 3.25%, 3M USD LIBOR + 3.25%), 3.48%, due 4/3/2024	4,592,812	(e)
Diversified Insurance 0.3%
5,070,000	Milano Acquisition Corp, Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 10/1/2027	4,977,067
Electrical & Electronics 0.2%
2,440,000	Redstone Buyer LLC, Term Loan, (3M USD LIBOR + 5.00%), 6.00%, due 9/1/2027	2,417,625
Food Service 0.2%
3,160,000	Welbilt, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 2.65%, due 10/23/2025	2,881,541
Health Care 0.2%
3,007,209	Team Health Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.75%, due 2/6/2024	2,443,358
Industrial Equipment 0.3%
4,316,400	Granite Holdings US Acquisition Co., Term Loan B, (3M USD LIBOR + 5.25%), 5.47%, due 9/30/2026	4,035,834	(d)
Leisure Goods - Activities - Movies 0.2%
2,508,713	Carnival Corporation, Term Loan B, (1M USD LIBOR + 7.50%), 8.50%, due 6/30/2025	2,523,765
Oil & Gas 0.8%
1,716,000	Ascent Resources - Utica, Second Lien Term Loan, (3M USD LIBOR + 9.00%), 9.00%, due 11/1/2025	1,803,945
3,571,087	BCP Raptor, LLC, Term Loan B, (3M USD LIBOR + 4.25%), 5.25%, due 6/24/2024	2,928,291
3,855,345	Brazos Delaware II, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.14%, due 5/21/2025	2,892,704
6,226,199	Lower Cadence Holdings LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.15%, due 5/22/2026	5,638,632
		13,263,572

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Retailers (except food & drug) 0.8%
$13,019,577	Bass Pro Group, LLC, Term Loan B, (3M USD LIBOR + 5.00%), 5.75%, due 9/25/2024	$12,966,717
Telecommunications 0.6%
6,427,436	Frontier Communications Corp., Term Loan B1, (3M USD LIBOR + 2.75%), 6.00%, due 6/15/2024	6,300,366
	Intelsat Jackson Holdings S.A.
1,015,000	Term Loan, (3M USD LIBOR + 5.50%), 6.50%, due 7/13/2022	1,030,225
2,617,417	Term Loan B3, (1M USD LIBOR + 4.75%), 8.00%, due 11/27/2023	2,626,866
		9,957,457
Utilities 0.1%
2,164,797	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75%, due 11/9/2026	2,139,772	(e)
	Total Loan Assignments (Cost $73,443,620)	71,675,604
Corporate Bonds 85.8%
Advertising 1.2%
2,805,000	Nielsen Co. Luxembourg S.a.r.l., 5.00%, due 2/1/2025	2,881,296	(f)(g)
	Nielsen Finance LLC/Nielsen Finance Co.
8,135,000	5.63%, due 10/1/2028	8,419,725	(g)
7,625,000	5.88%, due 10/1/2030	8,015,781	(g)
		19,316,802
Aerospace & Defense 3.2%
1,640,000	BBA U.S. Holdings, Inc., 5.38%, due 5/1/2026	1,656,400	(g)
	Howmet Aerospace, Inc.
2,325,000	6.88%, due 5/1/2025	2,586,562
1,885,000	5.90%, due 2/1/2027	2,068,788
1,585,000	Science Applications Int'l Corp., 4.88%, due 4/1/2028	1,660,383	(g)
	Spirit AeroSystems, Inc.
1,720,000	5.50%, due 1/15/2025	1,750,100	(g)
4,590,000	7.50%, due 4/15/2025	4,629,612	(g)
	TransDigm, Inc.
4,540,000	6.38%, due 6/15/2026	4,527,288
8,615,000	7.50%, due 3/15/2027	8,894,987
22,155,000	5.50%, due 11/15/2027	21,600,017
		49,374,137
Air Transportation 1.3%
2,470,000	American Airlines Group, Inc., 3.75%, due 3/1/2025	1,232,481	(f)(g)
1,575,000	Delta Air Lines, Inc., 7.38%, due 1/15/2026	1,627,823
4,785,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, due 10/20/2028	4,887,094	(g)
10,090,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, due 6/20/2027	10,506,212	(g)
1,875,000	United Airlines Holdings, Inc., 4.25%, due 10/1/2022	1,704,937
		19,958,547

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Auto Loans 1.3%
	Ford Motor Credit Co. LLC
$3,025,000	3.09%, due 1/9/2023	$2,994,750
1,725,000	3.66%, due 9/8/2024	1,710,251
1,670,000	4.69%, due 6/9/2025	1,710,080
5,690,000	5.13%, due 6/16/2025	5,930,630
2,980,000	4.39%, due 1/8/2026	3,002,350
4,825,000	5.11%, due 5/3/2029	5,011,969
		20,360,030
Auto Parts & Equipment 1.9%
	American Axle & Manufacturing, Inc.
1,570,000	6.25%, due 4/1/2025	1,591,101	(f)
4,890,000	6.88%, due 7/1/2028	4,975,575
3,130,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 2/1/2028	3,200,425	(g)
	Goodyear Tire & Rubber Co.
6,710,000	9.50%, due 5/31/2025	7,364,225
2,670,000	5.00%, due 5/31/2026	2,631,312	(f)
	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.
3,955,000	6.25%, due 5/15/2026	4,132,975	(g)
6,040,000	8.50%, due 5/15/2027	6,300,626	(g)
		30,196,239
Automakers 1.3%
	Ford Motor Co.
2,600,000	9.00%, due 4/22/2025	3,058,250
5,885,000	9.63%, due 4/22/2030	7,900,612
2,852,000	7.45%, due 7/16/2031	3,397,445
4,410,000	4.75%, due 1/15/2043	4,084,763
2,210,000	5.29%, due 12/8/2046	2,089,190
		20,530,260
Brokerage 0.3%
	LPL Holdings, Inc.
2,635,000	5.75%, due 9/15/2025	2,720,638	(g)
2,540,000	4.63%, due 11/15/2027	2,603,500	(g)
		5,324,138
Building & Construction 0.8%
	Shea Homes L.P./Shea Homes Funding Corp.
3,515,000	4.75%, due 2/15/2028	3,550,150	(g)
1,635,000	4.75%, due 4/1/2029	1,659,525	(g)
4,008,000	Taylor Morrison Communities, Inc., 5.75%, due 1/15/2028	4,448,880	(g)
	TRI Pointe Group, Inc.
940,000	5.25%, due 6/1/2027	1,010,500
1,095,000	5.70%, due 6/15/2028	1,215,450
		11,884,505
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Building Materials 2.1%
$12,080,000	Beacon Roofing Supply, Inc., 4.88%, due 11/1/2025	$11,850,480	(g)
1,115,000	CD&R Waterworks Merger Sub LLC, 6.13%, due 8/15/2025	1,131,725	(g)
2,835,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	2,896,094	(g)
2,555,000	Forterra Finance LLC/FRTA Finance Corp., 6.50%, due 7/15/2025	2,698,719	(g)
	Jeld-Wen, Inc.
1,485,000	4.63%, due 12/15/2025	1,503,562	(g)
3,930,000	4.88%, due 12/15/2027	4,057,725	(g)
2,235,000	Masonite Int'l Corp., 5.38%, due 2/1/2028	2,369,100	(g)
4,105,000	PLY Gem Midco LLC, 8.00%, due 4/15/2026	4,269,200	(g)
1,510,000	White Cap Buyer LLC, 6.88%, due 10/15/2028	1,547,750	(g)
		32,324,355
Cable & Satellite Television 4.1%
	CCO Holdings LLC/CCO Holdings Capital Corp.
3,690,000	5.50%, due 5/1/2026	3,837,600	(g)
8,145,000	5.00%, due 2/1/2028	8,576,685	(g)
4,150,000	4.75%, due 3/1/2030	4,365,177	(g)
	CSC Holdings LLC
1,835,000	5.50%, due 4/15/2027	1,931,338	(g)
4,695,000	7.50%, due 4/1/2028	5,140,391	(g)
12,850,000	5.75%, due 1/15/2030	13,737,228	(g)
4,065,000	4.63%, due 12/1/2030	4,063,902	(g)
4,215,000	DISH DBS Corp., 7.38%, due 7/1/2028	4,246,613
	Radiate Holdco LLC/Radiate Finance, Inc.
2,135,000	4.50%, due 9/15/2026	2,145,675	(g)
7,225,000	6.50%, due 9/15/2028	7,441,750	(g)
2,125,000	Virgin Media Finance PLC, 5.00%, due 7/15/2030	2,114,375	(g)
6,240,000	Virgin Media Vendor Financing Notes IV DAC, 5.00%, due 7/15/2028	6,224,462	(g)
		63,825,196
Chemicals 2.4%
1,850,000	Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B B.V., 4.75%, due 6/15/2027	1,937,875	(g)
3,555,000	Hexion, Inc., 7.88%, due 7/15/2027	3,688,313	(g)
1,530,000	Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, due 7/1/2028	1,637,100	(g)
4,700,000	Nouryon Holding BV, 8.00%, due 10/1/2026	4,946,750	(f)(g)
	NOVA Chemicals Corp.
5,130,000	4.88%, due 6/1/2024	5,074,596	(g)
7,175,000	5.25%, due 6/1/2027	7,006,387	(g)
6,470,000	Olin Corp., 5.63%, due 8/1/2029	6,688,298
2,370,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.38%, due 9/1/2025	2,405,550	(g)
1,120,000	Tronox Finance PLC, 5.75%, due 10/1/2025	1,117,200	(g)
1,155,000	Tronox, Inc., 6.50%, due 4/15/2026	1,171,470	(f)(g)
1,855,000	WR Grace & Co-Conn, 4.88%, due 6/15/2027	1,932,465	(g)
		37,606,004
Consumer - Commercial Lease Financing 1.4%
3,377,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	2,988,645	(g)(h)
7,269,968	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	4,870,879	(g)(i)
2,220,000	GMAC LLC, 8.00%, due 11/1/2031	3,063,000

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Springleaf Finance Corp.
$4,295,000	6.13%, due 3/15/2024	$4,514,916
2,935,000	8.88%, due 6/1/2025	3,228,500
2,685,000	7.13%, due 3/15/2026	2,977,289
		21,643,229
Diversified Capital Goods 0.2%
2,400,000	Resideo Funding, Inc., 6.13%, due 11/1/2026	2,316,000	(g)
Electric - Generation 1.7%
	Calpine Corp.
10,465,000	4.50%, due 2/15/2028	10,648,137	(g)
5,515,000	5.13%, due 3/15/2028	5,686,544	(g)
5,315,000	4.63%, due 2/1/2029	5,366,609	(g)
4,409,000	5.00%, due 2/1/2031	4,501,369	(g)
		26,202,659
Electric - Integrated 0.7%
	Talen Energy Supply LLC
3,620,000	10.50%, due 1/15/2026	2,506,850	(g)
4,675,000	7.25%, due 5/15/2027	4,684,630	(g)
2,115,000	6.63%, due 1/15/2028	2,019,825	(g)
1,765,000	7.63%, due 6/1/2028	1,727,494	(g)
		10,938,799
Electronics 0.1%
1,850,000	Amkor Technology, Inc., 6.63%, due 9/15/2027	1,979,500	(g)
Energy - Exploration & Production 4.9%
	Apache Corp.
1,500,000	4.88%, due 11/15/2027	1,407,750
2,010,000	4.38%, due 10/15/2028	1,847,391
2,660,000	4.25%, due 1/15/2030	2,350,775
1,180,000	5.10%, due 9/1/2040	1,083,258
2,770,000	4.75%, due 4/15/2043	2,451,450
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.
11,450,000	7.00%, due 11/1/2026	10,133,250	(g)
824,000	9.00%, due 11/1/2027	799,280	(g)
4,315,000	Comstock Escrow Corp., 9.75%, due 8/15/2026	4,545,852
3,345,000	Comstock Resources, Inc., 9.75%, due 8/15/2026	3,524,794
8,960,000	CrownRock L.P./CrownRock Finance, Inc., 5.63%, due 10/15/2025	8,811,085	(g)
	Hilcorp Energy I L.P./Hilcorp Finance Co.
3,345,000	5.75%, due 10/1/2025	3,092,051	(g)
2,540,000	6.25%, due 11/1/2028	2,326,792	(g)
2,725,000	Matador Resources Co., 5.88%, due 9/15/2026	2,193,625
	Occidental Petroleum Corp.
570,000	3.13%, due 2/15/2022	541,500
1,573,000	2.70%, due 2/15/2023	1,407,835
4,690,000	2.90%, due 8/15/2024	3,904,425
2,325,000	5.88%, due 9/1/2025	2,046,000

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$3,975,000	7.50%, due 5/1/2031	$3,627,188
4,560,000	6.60%, due 3/15/2046	3,775,292
5,900,000	PDC Energy, Inc., 5.75%, due 5/15/2026	5,560,750
	Range Resources Corp.
4,260,000	4.88%, due 5/15/2025	3,961,800
4,485,000	9.25%, due 2/1/2026	4,754,100	(g)
	WPX Energy, Inc.
450,000	5.75%, due 6/1/2026	462,150
1,320,000	5.88%, due 6/15/2028	1,349,700
		75,958,093
Food - Wholesale 1.7%
	Kraft Heinz Foods Co.
1,055,000	5.20%, due 7/15/2045	1,164,647
6,635,000	4.88%, due 10/1/2049	6,986,770	(g)
	Performance Food Group, Inc.
1,170,000	6.88%, due 5/1/2025	1,237,275	(f)(g)
7,580,000	5.50%, due 10/15/2027	7,769,500	(g)
4,670,000	Post Holdings, Inc., 4.63%, due 4/15/2030	4,792,588	(g)
3,895,000	U.S. Foods, Inc., 6.25%, due 4/15/2025	4,070,275	(g)
		26,021,055
Gaming 2.8%
	Boyd Gaming Corp.
5,900,000	6.38%, due 4/1/2026	6,121,722
6,275,000	6.00%, due 8/15/2026	6,429,930
	Caesars Entertainment, Inc.
2,280,000	6.25%, due 7/1/2025	2,340,979	(g)
2,305,000	8.13%, due 7/1/2027	2,405,717	(g)
1,138,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, due 10/15/2025	1,082,374	(g)
7,175,000	Churchill Downs, Inc., 5.50%, due 4/1/2027	7,430,609	(g)
	Scientific Games Int'l, Inc.
2,360,000	5.00%, due 10/15/2025	2,368,850	(g)
2,135,000	8.25%, due 3/15/2026	2,161,687	(g)
3,345,000	7.00%, due 5/15/2028	3,322,622	(g)
	Station Casinos LLC
2,400,000	5.00%, due 10/1/2025	2,388,000	(g)
1,930,000	4.50%, due 2/15/2028	1,828,675	(g)
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
2,390,000	5.50%, due 3/1/2025	2,288,425	(g)
4,205,000	5.25%, due 5/15/2027	3,887,733	(g)
		44,057,323
Gas Distribution 6.8%
1,930,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/2024	1,804,936
	Buckeye Partners L.P.
2,445,000	4.13%, due 3/1/2025	2,316,637	(g)
3,915,000	3.95%, due 12/1/2026	3,631,162
2,645,000	4.13%, due 12/1/2027	2,486,300
5,155,000	4.50%, due 3/1/2028	4,897,250	(g)
2,275,000	5.85%, due 11/15/2043	2,013,375

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$6,140,000	Cheniere Energy Partners L.P., 4.50%, due 10/1/2029	$6,259,853
6,545,000	Cheniere Energy, Inc., 4.63%, due 10/15/2028	6,757,712	(g)
7,110,000	DCP Midstream LLC, 5.85%, due 5/21/2043	5,285,645	(g)(h)
	DCP Midstream Operating L.P.
2,139,000	5.63%, due 7/15/2027	2,216,860
4,646,000	5.60%, due 4/1/2044	4,047,595
	EnLink Midstream Partners L.P.
150,000	4.15%, due 6/1/2025	129,032
2,265,000	4.85%, due 7/15/2026	1,933,064
1,785,000	5.05%, due 4/1/2045	1,124,550
950,000	5.45%, due 6/1/2047	610,176
	EQM Midstream Partners L.P.
2,115,000	6.00%, due 7/1/2025	2,167,875	(g)
2,700,000	6.50%, due 7/1/2027	2,831,746	(g)
	EQT Midstream Partners L.P.
3,455,000	4.75%, due 7/15/2023	3,436,704
2,315,000	4.00%, due 8/1/2024	2,241,615
5,005,000	4.13%, due 12/1/2026	4,720,416
5,607,000	5.50%, due 7/15/2028	5,678,489
	Genesis Energy L.P./Genesis Energy Finance Corp.
2,590,000	6.50%, due 10/1/2025	2,149,700
4,555,000	6.25%, due 5/15/2026	3,644,957
	Global Partners L.P./GLP Finance Corp.
3,220,000	7.00%, due 8/1/2027	3,314,765
1,565,000	6.88%, due 1/15/2029	1,612,811	(g)
4,040,000	Harvest Midstream I L.P., 7.50%, due 9/1/2028	4,009,700	(g)
2,415,000	NuStar Logistics L.P., 5.75%, due 10/1/2025	2,431,494
5,355,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/2025	3,467,362
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
1,465,000	4.75%, due 10/1/2023	1,391,311	(g)
1,885,000	5.50%, due 9/15/2024	1,811,447	(g)
2,195,000	7.50%, due 10/1/2025	2,216,950	(g)
1,585,000	6.00%, due 3/1/2027	1,497,825	(g)
1,685,000	5.50%, due 1/15/2028	1,548,498	(g)
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
737,000	5.38%, due 2/1/2027	740,685
2,870,000	5.50%, due 3/1/2030	2,887,033	(g)
2,035,000	4.88%, due 2/1/2031	1,985,977	(g)
5,125,000	Western Midstream Operating L.P., 5.05%, due 2/1/2030	4,861,908
		106,163,415
Health Facilities 3.6%
	Acadia Healthcare Co., Inc.
4,445,000	5.50%, due 7/1/2028	4,622,800	(g)
1,520,000	5.00%, due 4/15/2029	1,566,056	(g)
4,170,000	Columbia/HCA Corp., 7.69%, due 6/15/2025	4,972,725
2,205,000	HCA, Inc., 5.63%, due 9/1/2028	2,566,510
3,405,000	Select Medical Corp., 6.25%, due 8/15/2026	3,592,275	(g)
	Tenet Healthcare Corp.
2,260,000	6.75%, due 6/15/2023	2,383,260
2,665,000	6.25%, due 2/1/2027	2,767,083	(g)
4,575,000	4.63%, due 6/15/2028	4,640,765	(g)
19,695,000	6.13%, due 10/1/2028	19,128,769	(g)
8,750,000	THC Escrow Corp., 7.00%, due 8/1/2025	8,946,875	(f)
		55,187,118

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Health Services 1.9%
$6,155,000	Envision Healthcare Corp., 8.75%, due 10/15/2026	$2,892,850	(g)
3,145,000	IQVIA, Inc., 5.00%, due 10/15/2026	3,259,462	(g)
2,530,000	Jaguar Holding Co. II/PPD Development L.P., 5.00%, due 6/15/2028	2,637,044	(g)
	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
3,265,000	7.38%, due 6/1/2025	3,444,575	(g)
5,985,000	7.25%, due 2/1/2028	6,254,325	(g)
4,355,000	Team Health Holdings, Inc., 6.38%, due 2/1/2025	2,681,374	(g)
2,867,000	Vizient, Inc., 6.25%, due 5/15/2027	3,031,853	(g)
4,415,000	West Street Merger Sub, Inc., 6.38%, due 9/1/2025	4,481,225	(g)
		28,682,708
Hotels 1.3%
	Hilton Domestic Operating Co., Inc.
3,635,000	5.38%, due 5/1/2025	3,756,336	(g)
65,000	5.13%, due 5/1/2026	65,813
2,440,000	5.75%, due 5/1/2028	2,557,620	(g)
	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
2,065,000	7.50%, due 6/1/2025	2,168,250	(g)
4,530,000	5.88%, due 10/1/2028	4,439,400	(g)
	Wyndham Hotels & Resorts, Inc.
2,580,000	5.38%, due 4/15/2026	2,612,250	(g)
4,540,000	4.38%, due 8/15/2028	4,512,396	(g)
		20,112,065
Insurance Brokerage 2.1%
6,710,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	7,045,500	(g)
3,370,000	AmWINS Group, Inc., 7.75%, due 7/1/2026	3,597,475	(g)
5,485,000	AssuredPartners, Inc., 7.00%, due 8/15/2025	5,594,700	(g)
5,136,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	5,469,840	(g)
9,955,000	HUB Int'l Ltd., 7.00%, due 5/1/2026	10,203,875	(g)
		31,911,390
Machinery 1.1%
5,460,000	Harsco Corp., 5.75%, due 7/31/2027	5,582,850	(g)
4,345,000	RBS Global, Inc./Rexnord LLC, 4.88%, due 12/15/2025	4,421,037	(g)
3,425,000	Terex Corp., 5.63%, due 2/1/2025	3,433,563	(g)
1,030,000	Vertical Holdco GmbH, 7.63%, due 7/15/2028	1,068,625	(g)
2,295,000	Vertical U.S. Newco, Inc., 5.25%, due 7/15/2027	2,362,014	(g)
		16,868,089
Managed Care 0.5%
7,665,000	MPH Acquisition Holdings LLC, 5.75%, due 11/1/2028	7,511,700	(g)
Media Content 1.4%
1,410,000	Cars.com, Inc., 6.38%, due 11/1/2028	1,402,950	(g)
	Netflix, Inc.
3,570,000	4.88%, due 4/15/2028	4,015,179
3,410,000	5.88%, due 11/15/2028	4,074,251

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Sirius XM Radio, Inc.
$2,555,000	5.38%, due 7/15/2026	$2,660,930	(g)
4,125,000	5.00%, due 8/1/2027	4,320,938	(g)
5,155,000	5.50%, due 7/1/2029	5,610,960	(g)
		22,085,208
Medical Products 0.2%
3,215,000	Avantor Funding, Inc., 4.63%, due 7/15/2028	3,331,383	(g)
Metals - Mining Excluding Steel 2.8%
2,300,000	Alcoa Nederland Holding B.V., 5.50%, due 12/15/2027	2,420,750	(g)
7,275,000	Constellium SE, 5.63%, due 6/15/2028	7,580,550	(g)
	First Quantum Minerals Ltd.
3,355,000	6.88%, due 3/1/2026	3,329,837	(g)
3,020,000	6.88%, due 10/15/2027	3,004,900	(g)
	Freeport-McMoRan, Inc.
2,660,000	4.38%, due 8/1/2028	2,776,375
2,195,000	4.25%, due 3/1/2030	2,306,111
6,355,000	4.63%, due 8/1/2030	6,783,962
3,835,000	5.40%, due 11/14/2034	4,391,075
3,240,000	5.45%, due 3/15/2043	3,697,067
3,440,000	Hudbay Minerals, Inc., 6.13%, due 4/1/2029	3,517,400	(g)
3,835,000	Novelis Corp., 5.88%, due 9/30/2026	3,957,260	(g)
		43,765,287
Oil Field Equipment & Services 0.6%
3,965,000	Archrock Partners L.P./Archrock Partners Finance Corp., 6.25%, due 4/1/2028	3,826,225	(g)
930,000	Precision Drilling Corp., 5.25%, due 11/15/2024	602,175
	USA Compression Partners L.P./USA Compression Finance Corp.
535,000	6.88%, due 4/1/2026	530,511
4,190,000	6.88%, due 9/1/2027	4,211,830
		9,170,741
Packaging 1.8%
3,145,000	Berry Global Escrow Corp., 5.63%, due 7/15/2027	3,290,126	(g)
2,020,000	Berry Global, Inc., 4.50%, due 2/15/2026	2,046,987	(f)(g)
8,965,000	BWAY Holding Co., 7.25%, due 4/15/2025	8,648,536	(g)
5,855,000	Graham Packaging Co., Inc., 7.13%, due 8/15/2028	6,118,475	(g)
3,910,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, due 9/15/2028	3,978,425	(c)(g)
2,920,000	Trident TPI Holdings, Inc., 9.25%, due 8/1/2024	3,073,300	(g)
805,000	Trivium Packaging Finance B.V., 8.50%, due 8/15/2027	861,511	(g)
		28,017,360
Personal & Household Products 0.9%
4,100,000	Edgewell Personal Care Co., 5.50%, due 6/1/2028	4,309,018	(g)
	Energizer Holdings, Inc.
2,825,000	4.75%, due 6/15/2028	2,907,264	(g)
3,435,000	4.38%, due 3/31/2029	3,467,633	(g)
2,865,000	Spectrum Brands, Inc., 5.50%, due 7/15/2030	3,065,550	(g)
		13,749,465

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Pharmaceuticals 0.7%
	Bausch Health Cos., Inc.
$2,820,000	6.25%, due 2/15/2029	$2,906,179	(g)
1,690,000	7.25%, due 5/30/2029	1,819,505	(g)
6,255,000	Valeant Pharmaceuticals Int'l, Inc., 6.13%, due 4/15/2025	6,430,140	(g)
		11,155,824
Rail 0.3%
4,515,000	Watco Cos. LLC/Watco Finance Corp., 6.50%, due 6/15/2027	4,684,313	(g)
Real Estate Development & Management 0.8%
	Realogy Group LLC/Realogy Co-Issuer Corp.
2,220,000	4.88%, due 6/1/2023	2,211,675	(g)
3,950,000	7.63%, due 6/15/2025	4,172,188	(g)
5,890,000	9.38%, due 4/1/2027	6,237,215	(g)
		12,621,078
Real Estate Investment Trusts 3.7%
	ESH Hospitality, Inc.
2,563,000	5.25%, due 5/1/2025	2,563,000	(g)
9,130,000	4.63%, due 10/1/2027	8,947,400	(g)
	Iron Mountain, Inc.
6,621,000	4.88%, due 9/15/2027	6,736,867	(g)
7,564,000	5.25%, due 3/15/2028	7,753,100	(g)
3,480,000	5.00%, due 7/15/2028	3,552,488	(g)
8,720,000	4.88%, due 9/15/2029	8,763,600	(g)
2,995,000	5.25%, due 7/15/2030	3,073,619	(g)
2,100,000	5.63%, due 7/15/2032	2,170,634	(g)
1,840,000	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.63%, due 6/15/2025	1,873,966	(g)
	Outfront Media Capital LLC/Outfront Media Capital Corp.
4,941,000	5.00%, due 8/15/2027	4,681,647	(g)
2,525,000	4.63%, due 3/15/2030	2,319,844	(g)
4,760,000	RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, due 10/15/2027	4,398,811
		56,834,976
Recreation & Travel 2.8%
	Carnival Corp.
7,195,000	11.50%, due 4/1/2023	7,950,475	(g)
3,250,000	10.50%, due 2/1/2026	3,534,375	(g)
3,510,000	9.88%, due 8/1/2027	3,681,113	(g)
4,125,000	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.50%, due 5/1/2025	4,176,562	(g)
3,920,000	Motion Bondco DAC, 6.63%, due 11/15/2027	3,365,124	(f)(g)
	Royal Caribbean Cruises Ltd.
4,855,000	10.88%, due 6/1/2023	5,294,426	(g)
2,945,000	11.50%, due 6/1/2025	3,368,344	(g)
4,315,000	SeaWorld Parks & Entertainment, Inc., 9.50%, due 8/1/2025	4,530,750	(g)
5,195,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	5,500,206	(g)
2,440,000	Vail Resorts, Inc., 6.25%, due 5/15/2025	2,562,000	(g)
		43,963,375

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Restaurants 0.3%
$4,738,000	1011778 BC ULC/New Red Finance, Inc., 5.00%, due 10/15/2025	$4,856,924	(g)
Software - Services 2.8%
2,366,000	BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, due 1/31/2026	2,395,575	(g)
2,175,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, due 12/1/2027	2,278,313	(g)
630,000	Granite Merger Sub 2, Inc., 11.00%, due 7/15/2027	683,550	(g)
3,420,000	Match Group, Inc., 5.63%, due 2/15/2029	3,685,050	(g)
4,295,000	Open Text Corp., 5.88%, due 6/1/2026	4,466,800	(g)
	Presidio Holdings, Inc.
1,190,000	4.88%, due 2/1/2027	1,221,606	(g)
6,640,000	8.25%, due 2/1/2028	7,038,400	(g)
4,956,000	Rackspace Hosting, Inc., 8.63%, due 11/15/2024	5,160,435	(f)(g)
7,825,000	Solera LLC/Solera Finance, Inc., 10.50%, due 3/1/2024	8,124,463	(g)
8,300,000	SS&C Technologies, Inc., 5.50%, due 9/30/2027	8,821,489	(g)
		43,875,681
Specialty Retail 1.0%
	Asbury Automotive Group, Inc.
650,000	4.50%, due 3/1/2028	661,375	(g)
780,000	4.75%, due 3/1/2030	805,350	(g)
3,915,000	Ken Garff Automotive LLC, 4.88%, due 9/15/2028	3,879,080	(g)
	L Brands, Inc.
1,315,000	9.38%, due 7/1/2025	1,525,400	(g)
1,690,000	5.25%, due 2/1/2028	1,664,650
3,462,000	6.63%, due 10/1/2030	3,635,100	(g)
3,637,000	William Carter Co., 5.63%, due 3/15/2027	3,816,577	(g)
		15,987,532
Steel Producers - Products 0.6%
	ArcelorMittal SA
1,155,000	7.25%, due 10/15/2039	1,411,735
1,195,000	6.25%, due 3/1/2041	1,440,030
3,265,000	Carpenter Technology Corp., 6.38%, due 7/15/2028	3,422,761
3,119,000	Joseph T Ryerson & Son, Inc., 8.50%, due 8/1/2028	3,342,165	(g)
		9,616,691
Support - Services 6.7%
2,560,000	ADT Corp., 4.88%, due 7/15/2032	2,636,032	(g)
	APX Group, Inc.
4,180,000	7.63%, due 9/1/2023	4,212,917
4,500,000	6.75%, due 2/15/2027	4,691,250	(g)
	Aramark Services, Inc.
6,730,000	6.38%, due 5/1/2025	7,058,962	(g)
9,805,000	5.00%, due 2/1/2028	9,891,872	(f)(g)
6,520,000	ASGN, Inc., 4.63%, due 5/15/2028	6,704,451	(g)
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
1,785,000	5.25%, due 3/15/2025	1,682,363	(g)
2,140,000	5.75%, due 7/15/2027	2,030,325	(g)
3,565,000	frontdoor, Inc., 6.75%, due 8/15/2026	3,805,637	(g)
9,875,000	Garda World Security Corp., 8.75%, due 5/15/2025	9,825,625	(g)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$2,060,000	GW B-CR Security Corp., 9.50%, due 11/1/2027	$2,199,050	(g)
1,830,000	IAA Spinco, Inc., 5.50%, due 6/15/2027	1,923,788	(g)
11,005,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	11,087,537	(g)
2,525,000	Korn/Ferry Int'l, 4.63%, due 12/15/2027	2,569,188	(g)
	Prime Security Services Borrower LLC/Prime Finance, Inc.
7,445,000	5.75%, due 4/15/2026	7,928,925	(g)
6,800,000	6.25%, due 1/15/2028	6,871,264	(g)
3,130,000	Ritchie Bros Auctioneers, Inc., 5.38%, due 1/15/2025	3,219,988	(g)
6,730,000	Staples, Inc., 7.50%, due 4/15/2026	6,292,550	(g)
3,306,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, due 6/1/2025	3,354,763	(g)
4,425,000	Univar Solutions USA, Inc., 5.13%, due 12/1/2027	4,585,716	(g)
1,670,000	Williams Scotsman Int'l, Inc., 4.63%, due 8/15/2028	1,697,388	(g)
		104,269,591
Technology Hardware & Equipment 1.3%
1,895,000	CommScope Finance LLC, 8.25%, due 3/1/2027	1,961,316	(g)
	CommScope Technologies LLC
10,164,000	6.00%, due 6/15/2025	10,076,386	(g)
4,945,000	5.00%, due 3/15/2027	4,629,756	(g)
3,655,000	CommScope, Inc., 7.13%, due 7/1/2028	3,675,285	(g)
		20,342,743
Telecom - Satellite 0.2%
3,507,000	Intelsat Jackson Holdings SA, 8.00%, due 2/15/2024	3,559,605	(g)
Telecom - Wireless 0.8%
	Sprint Capital Corp.
2,455,000	6.88%, due 11/15/2028	3,102,506
2,310,000	8.75%, due 3/15/2032	3,456,823
4,295,000	Sprint Corp., 7.63%, due 3/1/2026	5,226,886
		11,786,215
Telecom - Wireline Integrated & Services 4.4%
	Altice France Holding SA
2,700,000	10.50%, due 5/15/2027	2,976,750	(g)
9,700,000	6.00%, due 2/15/2028	9,303,706	(g)
	Altice France SA
2,825,000	8.13%, due 2/1/2027	3,072,188	(g)
5,060,000	5.50%, due 1/15/2028	5,126,413	(g)
5,345,000	Cablevision Lightpath LLC, 5.63%, due 9/15/2028	5,398,450	(g)
4,475,000	Communications Sales & Leasing, Inc./CSL Capital LLC, 7.13%, due 12/15/2024	4,278,749	(g)
3,840,000	Frontier Communications Corp., 5.88%, due 10/15/2027	3,912,000	(f)(g)
4,515,000	Level 3 Financing, Inc., 4.63%, due 9/15/2027	4,605,300	(g)
8,525,000	Numericable-SFR SA, 7.38%, due 5/1/2026	8,897,969	(g)
8,255,000	Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, due 2/15/2025	8,750,300	(g)
6,315,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.00%, due 4/15/2023	6,397,884	(g)
5,375,000	Zayo Group Holdings, Inc., 6.13%, due 3/1/2028	5,422,031	(g)
		68,141,740

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Theaters & Entertainment 1.0%
$2,670,000	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp./Millennium Op, 6.50%, due 10/1/2028	$2,603,250	(g)
	Live Nation Entertainment, Inc.
3,340,000	4.88%, due 11/1/2024	3,216,019	(g)
4,715,000	6.50%, due 5/15/2027	5,045,050	(g)
5,085,000	4.75%, due 10/15/2027	4,678,200	(g)
		15,542,519
	Total Corporate Bonds (Cost $1,309,022,595)	1,333,611,607
Convertible Bonds 1.3%
Gas Distribution 0.7%
14,805,000	Cheniere Energy, Inc., 4.25%, due 3/15/2045	10,913,730
Media 0.6%
10,864,000	DISH Network Corp., 3.38%, due 8/15/2026	9,602,795
	Total Convertible Bonds (Cost $19,991,007)	20,516,525
Asset-Backed Securities 1.1%
2,500,000	Ares LIV CLO Ltd., Ser. 2019-54A, Class E, (3M USD LIBOR + 7.34%), 7.58%, due 10/15/2032	2,395,364	(a)(g)
2,300,000	Carlyle U.S. CLO Ltd., Ser. 2019-2A, Class D, (3M USD LIBOR + 6.60%), 6.84%, due 7/15/2032	2,103,098	(a)(g)
2,500,000	Catskill Park CLO Ltd., Ser. 2017-2A, Class D, (3M USD LIBOR + 6.00%), 6.22%, due 4/20/2029	2,289,986	(a)(g)
1,650,000	Cedar Funding X CLO Ltd., Ser. 2019-10A, Class E, (3M USD LIBOR + 7.00%), 7.22%, due 10/20/2032	1,532,941	(a)(g)
4,000,000	Magnetite XV Ltd., Ser. 2015-15A, Class ER, (3M USD LIBOR + 5.20%), 5.41%, due 7/25/2031	3,427,661	(a)(g)
2,500,000	OCP CLO Ltd., Ser. 2019-17A, Class E, (3M USD LIBOR + 6.66%), 6.88%, due 7/20/2032	2,343,380	(a)(g)
2,000,000	TCW CLO AMR Ltd., Ser. 2019-1A, Class E, (3M USD LIBOR + 6.75%), 7.03%, due 2/15/2029	1,890,229	(a)(g)
	Total Asset-Backed Securities (Cost $15,966,760)	15,982,659
NUMBER OF SHARES
Short-Term Investments 11.7%
Investment Companies 11.7%
142,338,633	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(j)	142,338,633	(k)
39,921,138	State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(j)	39,921,138	(l)
	Total Short-Term Investments (Cost $182,259,771)	182,259,771
	Total Investments 104.5% (Cost $1,600,683,753)	1,624,046,166
	Liabilities Less Other Assets (4.5)%	(69,791,824	)(m)(n)
	Net Assets 100.0%	$1,554,254,342

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

(a)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2020 and changes periodically.

(b)  All or a portion of this security had not settled as of October 31, 2020 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  Value determined using significant unobservable inputs.

(e)  The stated interest rates represent the range of rates at October 31, 2020 of the underlying contracts within the Loan Assignment.

(f)  The security or a portion of this security is on loan at October 31, 2020. Total value of all such securities at October 31, 2020 amounted to $39,166,037 for the Fund (see Note A of the Notes to Financial Statements).

(g)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $1,018,823,125, which represents 65.6% of net assets of the Fund.

(h)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(i)  Payment-in-kind (PIK) security.

(j)  Represents 7-day effective yield as of October 31, 2020.

(k)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities and/or swap contracts with a total value of $142,338,633.

(l)  Represents investment of cash collateral received from securities lending.

(m)  Includes the impact of the Fund's open positions in derivatives at October 31, 2020.

(n)  As of October 31, 2020, the value of unfunded loan commitments was $1,684,320 for the Fund (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

Derivative Instruments

Total return swap contracts ("total return swaps")

At October 31, 2020, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	iBoxx USD Liquid High Yield Index	USD	4,943,544	12/20/2020	0.23%	—	3M USD LIBOR	T/3M	$(56,456)	$(1,295)	$(57,751)
GSI	iBoxx USD Liquid High Yield Index	USD	9,906,556	12/20/2020	0.23%	—	3M USD LIBOR	T/3M	(93,444)	(2,675)	(96,119)
JPM	iBoxx USD Liquid High Yield Index	USD	14,319,863	12/20/2020	0.23%	—	3M USD LIBOR	T/3M	(180,137)	(3,878)	(184,015)
GSI	iBoxx USD Liquid High Yield Index	USD	14,750,919	12/20/2020	0.23%	—	3M USD LIBOR	T/3M	(249,081)	(3,979)	(253,060)
GSI	iBoxx USD Liquid High Yield Index	USD	19,978,070	12/20/2020	0.23%	—	3M USD LIBOR	T/3M	(21,930)	(5,305)	(27,235)
	Total								$(601,048)	$(17,132)	$(618,180)

(a)  The Fund pays a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at October 31, 2020.

At October 31, 2020,the Fund had cash collateral of $340,000 deposited in a segregated account for Goldman Sachs International to cover collateral requirements on over-the-counter derivatives.

For the year ended October 31, 2020, the average notional value for the months where the Fund had total return swaps outstanding was $54,362,669 for long positions.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Business Equipment & Services	$—	$—	$2,267,530	$2,267,530
Industrial Equipment	—	—	4,035,834	4,035,834
Other Loan Assignments(a)	—	65,372,240	—	65,372,240
Total Loan Assignments	—	65,372,240	6,303,364	71,675,604
Corporate Bonds(a)	—	1,333,611,607	—	1,333,611,607
Convertible Bonds(a)	—	20,516,525	—	20,516,525
Asset-Backed Securities	—	15,982,659	—	15,982,659
Short-Term Investments	—	182,259,771	—	182,259,771
Total Investments	$—	$1,617,742,802	$6,303,364	$1,624,046,166

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2020
Investments in Securities:
Loan Assignments(c)	8,639	21	(601)	(153)	2,258	(3,861)	—	—	6,303	(48)
Total	$8,639	$21	$(601)	$(153)	$2,258	$(3,861)	$—	$—	$6,303	$(48)

(c)  Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2020:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Swaps
Liabilities	$—	$(618,180)	$—	$(618,180)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ October 31, 2020

PRINCIPAL AMOUNT		VALUE
Municipal Notes 99.2%
Alabama 2.0%
$300,000	Birmingham Spec. Care Facs. Fin. Au. Rev. (Methodist Home for The Aging), Ser. 2016-2015-1, 5.75%, due 6/1/2045	$303,114
700,000	Black Belt Energy Gas Dist. Algas Prepay Gas Supply Rev. Proj. # 5, (Morgan Stanley), Ser. 2020-A-1, 4.00%, due 10/1/2049 Putable 10/1/2026	809,865
1,000,000	Lower Alabama Gas Dist. Rev. Gas Proj. 2, (Goldman Sachs Group, Inc.), Ser. 2020, 4.00%, due 12/1/2050 Putable 12/1/2025	1,143,060
100,000	Taylor-Ryan Imp. Dist. Rev. Ref., Ser. 2005, (LOC: Synovus Bank), 0.27%, due 11/1/2035	100,000	(a)
		2,356,039
Arizona 5.2%
500,000	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.), Ser. 2016, 5.00%, due 7/1/2036	538,190	(b)
800,000	Maricopa Co. Ind. Dev. Au. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2001, 3.38%, due 12/1/2031 Putable 6/3/2024	809,560
1,230,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Ref. Rev. (Christian Care Retirement Apts. Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/2025	1,422,999
470,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. (Christian Care Surprise, Inc. Proj.), Ser. 2016, 5.00%, due 1/1/2026	468,910	(b)
1,000,000	Maricopa Co. Poll. Ctrl. Corp. PCR. Ref. (Palo Verde Proj.), Ser. 2003-A, 1.05%, due 1/1/2038 Putable 6/1/2022	1,001,970	(c)
250,000	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/2025	274,165	(b)
500,000	Phoenix Ind. Dev. Au. Ed. Ref. Rev. (Great Hearts Academies), Ser. 2016-A, 5.00%, due 7/1/2046	532,495
595,000	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%, due 7/1/2036	570,528
500,000	Pima Co. Ind. Dev. Au. Ed. Ref. Rev. (American Leadership Academy Proj.), Ser. 2015, 5.38%, due 6/15/2035	526,115	(b)
		6,144,932
Arkansas 0.9%
1,040,000	Batesville Pub. Facs. Board Hosp. Rev. Ref. (White River Hlth. Sys. Inc.), Ser. 2020, 3.00%, due 6/1/2028	1,026,730
California 11.0%
500,000	California Co. Tobacco Securitization Agcy. Ref. Rev., Ser. 2020-B-1, 5.00%, due 6/1/2049	578,190
983,481	California Hsg. Fin. Agcy. Muni. Cert., Ser. 2019-A, 4.25%, due 1/15/2035	1,106,091
250,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Santa Rosa Academy Proj.), Ser. 2015, 5.13%, due 7/1/2035	266,103	(b)
	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.)
500,000	Ser. 2015-A, 4.50%, due 10/1/2025	519,780
400,000	Ser. 2019-A, 5.00%, due 10/1/2049	412,780	(b)
500,000	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 5.00%, due 7/1/2031	542,735	(b)
400,000	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/2030	429,172	(b)
830,000	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 2.85%, due 12/1/2027	888,822
470,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027	235,000	(b)(d)
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Calplant I Green Bond Proj.), Ser. 2019, 7.50%, due 12/1/2039	77,500	(b)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac. LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040	$241,450	(b)
500,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016, 4.75%, due 6/1/2036	525,455	(b)
600,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%, due 6/1/2031	650,424	(b)
300,000	California Statewide CDA College Hsg. Rev. (NCCD-Hooper Street LLC-College of the Arts Proj.), Ser. 2019, 5.25%, due 7/1/2052	289,266	(b)
400,000	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%, due 6/1/2036	414,544	(b)
115,000	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.), Ser. 2015, 4.50%, due 9/1/2025	129,091
	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref.
500,000	Ser. 2018-A-1, 5.00%, due 6/1/2047	514,230
4,500,000	Ser. 2018-A-2, 5.00%, due 6/1/2047	4,628,070
500,000	Tobacco Securitization Au. Southern California Tobacco Settlement Rev. Ref. (San Diego Co. Asset Securitization Corp.), Ser. 2019-A, Class 1, 5.00%, due 6/1/2048	604,105
		13,052,808
Colorado 4.1%
750,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (Commonspirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	807,285
471,000	Crystal Crossing Metro. Dist. Ref. G.O., Ser. 2016, 4.50%, due 12/1/2026	484,108
500,000	Denver Convention Ctr. Hotel Au. Ref. Rev., Ser. 2016, 5.00%, due 12/1/2027	541,870
1,250,000	Denver Hlth. & Hosp. Au. Healthcare Rev. Ref., Ser. 2019-A, 4.00%, due 12/1/2040	1,352,350	(c)
500,000	Littleton Village Metro. Dist. Number 2 Ref. G.O., Ser. 2015, 5.38%, due 12/1/2045	509,485
	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported)
250,000	Ser. 2015-A, 5.00%, due 12/1/2034	291,957
250,000	Ser. 2015-A, 5.00%, due 12/1/2035	291,160
500,000	Ser. 2015-A, 5.00%, due 12/1/2045	573,120
		4,851,335
Florida 4.8%
200,000	Cap. Trust Agcy. Sr. Living Rev. (H-Bay Ministries, Inc. Superior Residences-Third Tier), Ser. 2018-C, 7.50%, due 7/1/2053	99,464	(b)
650,000	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%, due 7/1/2036	636,824
450,000	Florida St. Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc. Proj.), Ser. 2015-A, 6.00%, due 6/15/2035	501,615	(b)
350,000	Florida St. Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Champions Gate Proj.), Ser. 2016-A, 6.38%, due 6/1/2046	245,000	(b)(d)
325,000	Florida St. Hsg. Fin. Corp. Rev., Ser. 2015-1, (GNMA/FNMA/FHLMC Insured), 3.75%, due 7/1/2035	345,745
400,000	Greater Orlando Aviation Au. Arpt. Facs. Spec. Purp. Rev. (JetBlue Airways Corp. Proj.), Ser. 2013, 5.00%, due 11/15/2036	404,216
	Hillsborough Co. Ind. Dev. Au. Hosp. Rev. (Florida Hlth. Sciences Ctr.)
1,000,000	Ser. 2020-A, 4.00%, due 8/1/2050	1,076,250
1,300,000	Ser. 2020-A, 4.00%, due 8/1/2055	1,383,746
1,000,000	Village Comm. Dev. Dist. Number 13 Spec. Assessment Rev., Ser. 2019, 3.70%, due 5/1/2050	1,021,960
		5,714,820

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Georgia 2.5%
$1,000,000	Bleckley & Dodge Co. Joint Dev. Au. Rev. (USG Real Estate Foundation Proj.), Ser. 2018, 5.00%, due 7/1/2032	$1,200,830
250,000	Cobb Co. Dev. Au. Sr. Living Ref. Rev. (Provident Village Creekside Proj.), Ser. 2016-A, 6.00%, due 7/1/2036	193,087	(b)(d)
500,000	DeKalb Co. Hsg. Au. Sr. Living Rev. Ref. (Baptist Retirement Comm. of Georgia Proj.), Ser. 2019-A, 5.13%, due 1/1/2049	385,815	(b)
1,000,000	Muni. Elec. Au. of Georgia (Plant Vogtle units 3&4 Proj. M Bonds), Ser. 2019-A, 5.00%, due 1/1/2056	1,181,890
		2,961,622
Hawaii 0.5%
	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. Ref.
250,000	Ser. 2015-A, 5.00%, due 1/1/2035	222,840	(b)
500,000	Ser. 2015-A, 5.00%, due 1/1/2045	406,105	(b)
		628,945
Illinois 11.2%
	Chicago G.O.
2,000,000	Ser. 2019-A, 5.00%, due 1/1/2044	2,017,200
500,000	Ser. 2019-A, 5.50%, due 1/1/2049	528,480
200,000	Chicago O'Hare Int'l Arpt. Rev. Ref., Ser. 2015-A, 5.00%, due 1/1/2028	230,250
500,000	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/2048	557,670
500,000	Chicago Ref. G.O., Ser. 2012-C, 5.00%, due 1/1/2024	508,935
155,000	Chicago Wastewater Rev. (Second Lien Proj.), Ser. 2014, 5.00%, due 11/1/2027	178,300
500,000	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2008-C, 5.00%, due 1/1/2039	570,385
400,000	Illinois Fin. Au. Charter Sch. Rev. (Intrinsic Sch.-Belmont Sch. Proj.), Ser. 2015-A, 5.75%, due 12/1/2035	425,628	(b)
425,000	Illinois Fin. Au. Rev. Ref. (Rosalind Franklin Univ. of Medicine & Science), Ser. 2017-A, 5.00%, due 8/1/2047	458,452
	Illinois St. G.O.
2,000,000	Ser. 2017-D, 5.00%, due 11/1/2028	2,153,660
1,800,000	Ser. 2020, 5.75%, due 5/1/2045	1,993,230	(c)
	Illinois St. G.O. Ref.
860,000	Ser. 2016, 5.00%, due 2/1/2024	921,275
485,000	Ser. 2016, 5.00%, due 2/1/2026	527,966
270,000	Illinois St. Sales Tax Rev., Ser. 1992-P, 6.50%, due 6/15/2022	278,526
1,505,000	Peoria G.O., Ser. 2016-A, (LOC: BMO Harris Bank NA), 0.53%, due 1/1/2031	1,505,000	(a)
500,000	Upper Illinois River Valley Dev. Au. Rev. Ref. (Cambridge Lakes Learning Ctr.), Ser. 2017-A, 5.25%, due 12/1/2047	506,760	(b)
		13,361,717
Indiana 1.1%
675,000	Indianapolis Econ. Dev. Rev. Ref. (Brookhaven Co. Line Apts. Proj.), Ser. 2013-A, 6.25%, due 7/1/2043 Pre-Refunded 7/1/2023	758,086
550,000	Indianapolis Local Pub. Imp. Bond Bank, Ser. 2020-C, 1.40%, due 6/1/2021	549,670
		1,307,756

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Iowa 2.8%
$400,000	Iowa Higher Ed. Loan Au. Ref. Rev. (Wartburg College Proj.), Ser. 2015, 5.00%, due 10/1/2032	$402,924
	Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines Univ. Proj.)
1,160,000	Ser. 2020, 5.00%, due 10/1/2029	1,445,638
1,220,000	Ser. 2020, 5.00%, due 10/1/2030	1,533,174
		3,381,736
Kansas 0.3%
385,000	Goddard Kansas Sales Tax Spec. Oblig. Rev. Ref. (Olympic Park Star Bond Proj.), Ser. 2019, 3.60%, due 6/1/2030	377,342
Kentucky 2.3%
405,000	Kentucky Econ. Dev. Fin. Au. (Sr. Next Generation Information Hwy. Proj.), Ser. 2015-A, 4.00%, due 7/1/2029	425,756
435,000	Kentucky Econ. Dev. Fin. Au. Rev. Ref. (Owensboro Hlth., Inc. Obligated Group), Ser. 2017-A, (AGM Insured), 4.00%, due 6/1/2037	480,793
1,000,000	Kentucky Muni. Pwr. Agcy. Pwr. Sys. Rev. Ref. (Prairie St. Proj.), Ser. 2019-A, 4.00%, due 9/1/2045	1,073,340
200,000	Kentucky St. Pub. Energy Au. Gas Supply Rev., (Morgan Stanley), Ser. 2018-A, 4.00%, due 4/1/2048 Putable 4/1/2024	220,018
500,000	Louisville & Jefferson Co. Metro. Gov't Hlth. Sys. Rev. (Norton Hlth. Care, Inc.), Ser. 2020-A, 3.00%, due 10/1/2043	507,995
		2,707,902
Louisiana 1.7%
250,000	Greater Ouachita Wtr. Co., Inc. Waterworks & Swr. Sys. Rev. Ref., Ser. 2019, (BAM Insured), 4.00%, due 9/1/2037	290,513
400,000	Louisiana Local Gov't Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr. Proj.), Ser. 2017-A, 5.75%, due 2/1/2032	406,240	(b)
300,000	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Lafourche Parish Gomesa Proj.), Ser. 2019, 3.95%, due 11/1/2043	296,424	(b)
500,000	New Orleans Aviation Board Rev. (Gen. Arpt. Terminal), Ser. 2017-B, 5.00%, due 1/1/2026	589,745
500,000	St. John the Baptist Parish LA Rev. Ref. (Marathon Oil Corp. Proj.), Ser. 2017-A-1, 2.00%, due 6/1/2037 Putable 4/1/2023	500,935
		2,083,857
Maine 0.6%
445,000	Maine St. Ed. Loan Au. Std. Loan Rev. (Supplemental Ed. Loan), Ser. 2014-A-1, (AGM Insured), 4.00%, due 12/1/2020	445,868
200,000	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys. Proj.), Ser. 2015, 5.13%, due 8/1/2035 Putable 8/1/2025	222,208	(b)
		668,076
Maryland 0.2%
250,000	Baltimore Spec. Oblig. Ref. Rev. Sr. Lien (Harbor Point Proj.), Ser. 2019-A, 3.63%, due 6/1/2046	231,850	(b)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Michigan 3.5%
$1,500,000	Michigan St. Fin. Au. Rev. Ref., Ser. 2020-B-1, Class 2, 5.00%, due 6/1/2049	$1,743,615
1,000,000	Michigan St. Fin. Au. Rev. Ref. (Std. Loan), Ser. 2014-25-A, 5.00%, due 11/1/2020	1,000,000	(c)
1,000,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-C, 2.15%, due 6/1/2023	1,028,110
400,000	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/2035	400,260
		4,171,985
Minnesota 0.7%
500,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Academia Cesar Chavez Sch. Proj.), Ser. 2015-A, 5.25%, due 7/1/2050	494,035
300,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Twin Cities Academy Proj.), Ser. 2015-A, 5.00%, due 7/1/2035	316,806
		810,841
Missouri 0.3%
355,000	St. Louis Co. Ind. Dev. Au. Ref. Rev. (Nazareth Living Ctr. Proj.), Ser. 2015-A, 5.13%, due 8/15/2045	355,792
Nevada 0.4%
500,000	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy), Ser. 2015-A, 5.13%, due 12/15/2045	517,115	(b)
New Hampshire 0.6%
750,000	Nat'l Fin. Au. Rev. (Green Bond), Ser. 2020-B, 3.75%, due 7/1/2045 Putable 7/2/2040	737,66	3(b)
New Jersey 5.1%
	Atlantic City G.O. Ref.
200,000	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2026	242,182
200,000	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2032	240,454
200,000	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2042	233,642
350,000	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/2047	377,513
250,000	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2017-1A, 5.00%, due 12/1/2025	293,428
750,000	New Jersey Higher Ed. Assist. Au. Rev. Ref. (Std. Loan Rev.), Ser. 2018-B, 5.00%, due 12/1/2027	903,285
	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.)
1,265,000	Ser. 2017, 5.00%, due 10/1/2026	1,415,839
1,000,000	Ser. 2017, 5.00%, due 10/1/2028	1,133,250
1,250,000	New Jersey St. Trans. Trust Fund Au., Ser. 2019-BB, 4.00%, due 6/15/2050	1,279,012
		6,118,605
New Mexico 0.4%
500,000	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr., Lien Rev. (Gross Receipts Tax Increment Bonds), Ser. 2015, 5.25%, due 5/1/2025	503,010	(b)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
New York 5.6%
$1,000,000	Metro. Trans. Au. Rev., Ser. 2012-E, 4.00%, due 11/15/2038	$1,000,370
	Metro. Trans. Au. Rev. (Green Bond)
1,250,000	Ser. 2020-E, 5.00%, due 11/15/2032	1,378,262	(e)
1,500,000	Ser. 2020-E, 4.00%, due 11/15/2045	1,504,920	(e)
300,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Obligated Group), Ser. 2018-A, 4.00%, due 8/1/2037	327,840
900,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.), Ser. 2017, 5.00%, due 12/1/2022	968,454	(b)(c)
500,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (American Airlines, Inc., John F Kennedy Int'l Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/2031	496,875
500,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D Redev.), Ser. 2018, 5.00%, due 1/1/2028	549,010
40,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (LaGuardia Arpt. Term. B Redev. Proj.), Ser. 2016-A, 4.00%, due 7/1/2041	41,050
420,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%, due 10/15/2039	460,933
		6,727,714
North Carolina 3.6%
1,750,000	Columbus Co. Ind. Facs. & Poll. Ctrl. Fin. Au. Rev. Ref. (AMT Int'l Paper Co. Proj.), Ser. 2019-C, 2.10%, due 3/1/2027 Putable 10/1/2024	1,825,705
250,000	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging, Inc.), Ser. 2012-A, 5.00%, due 3/1/2037	252,800
250,000	North Carolina Med. Care Commission Retirement Facs. First Mtge. Rev. (Sharon Towers), Ser. 2019-A, 5.00%, due 7/1/2049	263,825
500,000	North Carolina St. Med. Care Commission Retirement Facs. Rev., Ser. 2020-A, 4.00%, due 9/1/2035	540,270
1,250,000	North Carolina St. Turnpike Au., Ser. 2020, 5.00%, due 2/1/2024	1,412,212
		4,294,812
North Dakota 0.4%
500,000	Grand Forks Co. Solid Waste Disp. Ref. Rev. (Green Bond-Red River Biorefinery, LLC Proj.), Ser. 2020, 6.38%, due 12/15/2043	426,060
Ohio 7.9%
550,000	Akron Bath Copley Jt. Twp. Hosp. Dist. (Summa Hlth. Sys. Oblig.), Ser. 2020, 4.00%, due 11/15/2035	614,575
2,880,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, Class 2, 5.00%, due 6/1/2055	3,081,168
500,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC), Ser. 2019-D, 5.00%, due 7/1/2049	508,760	(b)
1,000,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2017, 4.50%, due 1/15/2048	1,069,680	(b)
1,500,000	Ohio St. Air Quality Dev. Au. Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2014-B, 2.60%, due 6/1/2041 Putable 10/1/2029	1,538,295
750,000	Ohio St. Air Quality Dev. Au. Rev. Ref. (Ohio Valley Elec. Corp. Proj.), Ser. 2019-A, 3.25%, due 9/1/2029	756,135
250,000	Port Au. of Greater Cincinnati Dev. Rev. (Convention Ctr. Hotel Acquisition and Demolition Proj.), Ser. 2020-A, 3.00%, due 5/1/2023	248,863
365,000	So. Ohio port. Exempt Fac. Au. Rev., Ser. 2020-A, 7.00%, due 12/1/2042	365,234
1,225,000	Tender Option Bond Trust Receipts/Cert., Ser. 2018, 0.29%, due 2/15/2046	1,225,000	(a)(b)
		9,407,710
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Oklahoma 0.3%
$325,000	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.50%, due 8/15/2057	$377,159
Pennsylvania 1.5%
200,000	Luzerne Co. G.O. Ref, Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2027	252,082
750,000	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP), Ser. 2016-C, 5.00%, due 12/31/2038	847,245
400,000	Pennsylvania Econ. Dev. Fin. Au. Rev. Ref. (Tapestry Moon Sr. Hsg. Proj.), Ser. 2018-A, 6.75%, due 12/1/2053	340,000	(b)
300,000	Pennsylvania St. Econ. Dev. Fin. Au. Solid Waste Disp. Rev. (CarbonLite P LLC Proj.), Ser. 2019, 5.75%, due 6/1/2036	292,164	(b)
		1,731,491
Puerto Rico 3.7%
2,500,000	Puerto Rico Elec. Pwr. Au. Rev., Ser. 2012-A, 5.00%, due 7/1/2042	1,731,250	(d)
2,545,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	2,704,953
		4,436,203
Rhode Island 1.2%
	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.)
665,000	Ser. 2013-A, 3.25%, due 12/1/2022	665,665
675,000	Ser. 2017-A, 5.00%, due 12/1/2024	757,775
		1,423,440
South Carolina 1.1%
500,000	Lancaster Co. Assessment Rev. Ref. (Walnut Creek Imp. Dist.), Ser. 2016-A-1, 5.00%, due 12/1/2031	516,485
500,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	445,460	(b)
500,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Repower South Berkeley LLC Proj.), Ser. 2017, 6.25%, due 2/1/2045	368,195	(b)
		1,330,140
Texas 5.0%
750,000	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/2045	792,608
400,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-A, 4.75%, due 5/1/2038	414,020
400,000	Houston Arpt. Sys. Rev., Ser. 2015-B-1, 5.00%, due 7/15/2030	409,892
300,000	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/2045	60,000	(b)(d)
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Rev. (Beta Academy), Ser. 2019, 5.00%, due 8/15/2049	513,270	(b)
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park Carriage), Ser. 2016-C, 5.75%, due 7/1/2051	417,145
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (NCCD-College Sta. Properties LLC), Ser. 2015-A, 5.00%, due 7/1/2047	415,000
300,000	Port Beaumont Navigation Dist. Dock & Wharf Fac. Rev. Ref. (Jefferson Gulf Coast Energy Proj.), Ser. 2020-A, 3.63%, due 1/1/2035	295,572	(b)
1,000,000	Texas Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (Sr. North Tarrant Express Managed Lanes Proj.), Ser. 2019-A, 5.00%, due 12/31/2030	1,257,080

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$500,000	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Sr. Lien-Blueridge Trans. Group LLC), Ser. 2016, 5.00%, due 12/31/2040	$548,505
750,000	Texas St. Trans. Commission Turnpike Sys. Rev. Ref., Ser. 2015-C, 5.00%, due 8/15/2034	847,837	(c)
		5,970,929
Utah 0.5%
600,000	Utah Infrastructure Agcy. Telecommunication Rev., Ser. 2019, 4.00%, due 10/15/2036	627,102
Vermont 1.1%
500,000	Vermont Econ. Dev. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2013, 4.63%, due 4/1/2036 Putable 4/3/2028	551,905	(b)
	Vermont Std. Assist. Corp. Ed. Loan Rev.
470,000	Ser. 2013-A, 3.90%, due 6/15/2022	486,558
260,000	Ser. 2015-A, 4.13%, due 6/15/2028	277,303
		1,315,766
Virginia 0.5%
400,000	Embrey Mill Comm. Dev Au. Spec. Assessment Rev., Ser. 2015, 5.30%, due 3/1/2035	411,640	(b)
200,000	Virginia College Bldg. Au. Ed. Facs. Rev. (Green Bonds-Marymount Univ. Proj.), Ser. 2015-B, 5.25%, due 7/1/2035	205,216	(b)
		616,856
Washington 0.5%
500,000	Washington St. Hlth. Care Fac. Au. Rev. Ref. (Virginia Mason Med. Ctr.), Ser. 2017, 5.00%, due 8/15/2026	569,480
West Virginia 0.4%
400,000	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group), Ser. 2018-A, 5.00%, due 1/1/2043	466,208
Wisconsin 2.0%
300,000	Pub. Fin. Au. Ed. Rev. (Research Triangle High Sch. Proj.), Ser. 2015-A, 5.38%, due 7/1/2035	309,762	(b)
750,000	Pub. Fin. Au. Exempt Facs. Ref. Rev. (Celanese Proj.), Ser. 2016-C, 4.30%, due 11/1/2030	816,495
411,673	Pub. Fin. Au. Rev. (Goodwill Industries of So. Nevada Proj.), Ser. 2015-A, 5.50%, due 12/1/2038	381,053
500,000	Pub. Fin. Au. Rev. (Sr.-Maryland Proton Treatment Ctr. LLC), Ser. 2018-A-1, 6.38%, due 1/1/2048	393,005	(b)
500,000	Pub. Fin. Au. Sr. Rev. (Wonderful Foundations Charter Sch. Portfolio Proj.), Ser. 2020-A-1, 5.00%, due 1/1/2055	499,525	(b)
		2,399,840
Other 1.7%
	JP Morgan Chase Putters/Drivers Trust Var. Sts. (Putters)
200,000	Ser. 2019-5027, 0.34%, due 6/1/2021	200,000	(a)(b)
1,775,000	Ser. 2020-5033, (LOC: JP Morgan Chase Bank N.A.), 0.34%, due 2/16/2022	1,775,000	(a)(b)
		1,975,000
	Total Municipal Notes (Cost $117,273,077)	118,168,388

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (cont'd)

NUMBER OF SHARES		VALUE
Exchange-Traded Funds 2.1%
43,340	VanEck Vectors High-Yield Municipal Index ETF (Cost $2,484,097)	$2,576,563
	Total Investments 101.3% (Cost $119,757,174)	120,744,951
	Liabilities Less Other Assets (1.3)%	(1,598,526)
	Net Assets 100.0%	$119,146,425

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2020.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $22,225,241, which represents 18.7% of net assets of the Fund.

(c)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $7,163,841.

(d)  Defaulted security.

(e)  When-issued security. Total value of all such securities at October 31, 2020 amounted to $2,883,182, which represents 2.4% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$118,168,388	$—	$118,168,388
Exchange-Traded Funds	2,576,563	—	—	2,576,563
Total Investments	$2,576,563	$118,168,388	$—	$120,744,951

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ October 31, 2020

PRINCIPAL AMOUNT		VALUE
Municipal Notes 98.9%
Alabama 2.6%
$750,000	Athens Wtr. & Swr. Rev. Ref., Ser. 2020, (BAM Insured), 4.00%, due 5/1/2031	$909,998
565,000	Fort Payne City G.O. (Sch. Warrants), Ser. 2018-B, (AGM Insured), 5.00%, due 5/1/2027	712,719
		1,622,717
Arkansas 0.6%
315,000	Russellville City Wtr. & Swr. Rev., Ser. 2018, (AGM Insured), 4.00%, due 7/1/2028	360,392
California 3.5%
250,000	California HFA Rev. (833 Bryant Apt.), Ser. 2020-N, 5.00%, due 4/1/2027	313,825
1,000,000	Glendale City Wtr. Rev. Ref., Ser. 2020, 2.00%, due 2/1/2033	1,007,120
500,000	Los Angeles Co. Metro. Trans. Au. (Green Bond), Ser. 2020-A, 5.00%, due 6/1/2027	640,105
200,000	San Diego Assoc. of Gov't Cap. Grant Receipts Rev. (Green Bond Mid-Coast Corridor Transit Proj.), Ser. 2019-A, 5.00%, due 11/15/2024	225,792
		2,186,842
Connecticut 0.8%
500,000	Waterbury Hsg. Au. Multi-Family Hsg. Rev. (Exchange Place Proj.), Ser. 2020, 0.40%, due 2/1/2023 Putable 8/1/2022	499,275
District of Columbia 1.4%
725,000	Washington Metro. Area Transit Au. Gross Rev., Ser. 2017-B, 5.00%, due 7/1/2024	844,059
Florida 3.2%
1,225,000	Miami-Dade Co. (Bldg. Better Comm. Prog.), Ser. 2015-D-REMK, 5.00%, due 7/1/2026	1,525,358
375,000	Tampa Wtr. & Wastewater Sys. Rev., Ser. 2020-A, 5.00%, due 10/1/2033	506,820
		2,032,178
Georgia 1.9%
1,000,000	Metropolitan Atlanta Rapid Transit Au. Sales Tax Rev. Ref., Ser. 2016-B, 5.00%, due 7/1/2035	1,205,050
Illinois 3.2%
1,000,000	Cook Co. Comm. Cons. Sch. Dist. # 21 G.O. (Wheeling Sch. Bldg.), Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2035	1,158,890
800,000	Southwestern Illinois Dev. Au. Local Gov't Prog. Rev. Ref. (Flood Prevention Dist. Council Proj.), Ser. 2020, 4.00%, due 4/15/2023	867,048
		2,025,938
Indiana 3.3%
	Anderson Sch. Bldg. Corp. (First Mtge.)
850,000	Ser. 2018, 5.00%, due 1/15/2024	969,816
895,000	Ser. 2018, 5.00%, due 1/15/2026	1,093,171
		2,062,987

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Kansas 1.0%
$500,000	Wyandotte Co. Unified Sch. Dist. # 203 G.O. Impt., Ser. 2018-A, 5.00%, due 9/1/2035	$630,160
Kentucky 3.6%
550,000	Kentucky Rural Wtr. Fin. Corp. Pub. Proj. Rev. (Construction Notes), Ser. 2019-E-1, 1.45%, due 6/1/2021	550,429
500,000	Lewis Co. Sch. Dist. Fin. Corp. Rev., Ser. 2017-B, 2.00%, due 9/1/2022	509,855
1,000,000	Logan-Todd Reg. Wtr. Commission Rev. Ref., Ser. 2016-A, (AGM Insured), 5.00%, due 7/1/2028	1,228,830
		2,289,114
Louisiana 5.0%
250,000	Greater Ouachita Wtr. Co., Inc. Waterworks & Swr. Sys. Rev. Ref., Ser. 2019, (BAM Insured), 4.00%, due 9/1/2037	290,513
1,095,000	Louisiana Pub. Facs. Au. Rev. Ref. (Hurricane Rec. Prog.), Ser. 2014, 5.00%, due 6/1/2024	1,266,192
	Natchitoches Parish Sch. Dist. G.O. # 9
505,000	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2027	631,573
755,000	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2028	963,554
		3,151,832
Massachusetts 0.8%
500,000	Massachusetts HFA Rev., Ser. 2020-C-2, (HUD SECT 8 Insured), 0.50%, due 6/1/2023	499,210
Michigan 9.9%
1,000,000	Dearborn G.O. (Swr.), Ser. 2018, 4.00%, due 4/1/2033	1,158,730
500,000	Livonia Pub. Sch. Dist. G.O., Ser. 2016, (AGM Insured), 5.00%, due 5/1/2028	605,455
750,000	Michigan St. Hsg. Dev. Au. Rev. (Non Ace), Ser. 2016-B, 2.50%, due 12/1/2026	806,408
290,000	Michigan St. Hsg. Dev. Au. Rev. Ref., Ser. 2018-B, 3.15%, due 4/1/2028	323,106
1,000,000	Michigan St. Hsg. Dev. Au. Single Family Mtge. Rev. (Non Ace), Ser. 2018-C, 2.90%, due 12/1/2024	1,078,950
	Trenton Pub. Sch. Dist. G.O. (Sch. Bldg. & Site)
1,025,000	Ser. 2018, 5.00%, due 5/1/2039	1,262,103
785,000	Ser. 2018, 5.00%, due 5/1/2036	979,421
		6,214,173
Minnesota 1.2%
500,000	Minnesota Rural Wtr. Fin. Au. (Pub. Proj. Construction Notes), Ser. 2020, 1.00%, due 8/1/2021	500,720
210,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Metro Deaf Sch. Proj.), Ser. 2018-A, 5.00%, due 6/15/2038	217,510	(a)
		718,230
Mississippi 3.7%
500,000	Mississippi St. G.O., Ser. 2019-B, 4.00%, due 10/1/2039	588,985
	West Rankin Utils. Au. Rev.
440,000	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2043	523,648
1,000,000	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2048	1,181,140
		2,293,773

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Missouri 4.3%
$1,000,000	Bi- St. Dev. Agcy. of the Missouri-Illinois Metro. Dist. Rev. Ref. (Combined Lien Mass Transit Sales Tax Appropriation), Ser. 2019, 4.00%, due 10/1/2036	$1,166,250
	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR
660,000	Ser. 2018-A, 5.00%, due 7/1/2029	859,742
510,000	Ser. 2018-A, 5.00%, due 1/1/2030	663,750
		2,689,742
New Jersey 1.1%
650,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. Multi-Family Rev. Ref., Ser. 2017-A, 2.60%, due 11/1/2024	698,087
New York 11.7%
200,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.), Ser. 2017-A, 4.00%, due 6/1/2022	203,234
200,000	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	208,794	(a)
450,000	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Highland Hosp. Rochester Proj.), Ser. 2015, 5.00%, due 7/1/2022	481,662
150,000	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 5.00%, due 7/1/2027	169,881
1,060,000	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev. (Sustainable Dev. Bonds), Ser. 2020-A-3, 1.13%, due 5/1/2060 Putable 11/1/2024	1,066,095
	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds)
1,350,000	Ser. 2013-AA-1, (LOC: JP Morgan Chase Bank N.A.), 0.11%, due 6/15/2050	1,350,000	(b)
100,000	Ser. 2014-AA-2, (LOC: JP Morgan Chase Bank N.A.), 0.11%, due 6/15/2050	100,000	(b)
1,000,000	New York St. HFA Rev. Ref. (Affordable Hsg.), Ser. 2020-H, 2.45%, due 11/1/2044	989,550
	New York St. HFA Rev. (Affordable Hsg.)
425,000	Ser. 2018-I, 2.65%, due 5/1/2023	445,013
1,000,000	Ser. 2019-O, (SONYMA, FNMA/FHLMC Insured), 1.45%, due 5/1/2023	1,004,280
500,000	New York St. Hsg. Fin. Agcy. Rev. (Climate Bond Certified/ Sustainability Bonds), Ser. 2019-P, 1.55%, due 11/1/2023	502,805
500,000	New York St. Hsg. Fin. Agcy. Rev. (Green Bond), Ser. 2018-F, (SONYMA Insured), 2.15%, due 5/1/2021	500,385
350,000	Rockland Co. G.O. (Pub. Imp.), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/2021	356,447
		7,378,146
North Carolina 2.1%
1,000,000	North Carolina HFA Homeownership Ref. Rev., Ser. 2020-45, (GNMA/FNMA/FHLMC Insured), 2.20%, due 7/1/2040	986,300
250,000	Scotland Co. Rev., Ser. 2018, 5.00%, due 12/1/2026	307,070
		1,293,370
North Dakota 0.3%
250,000	Grand Forks Co. Solid Waste Disp. Ref. Rev. (Green Bond-Red River Biorefinery, LLC Proj.), Ser. 2020, 6.38%, due 12/15/2043	213,030

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Ohio 2.9%
$750,000	American Muni. Pwr. Ohio, Inc. Rev. (Comb. Hydroelectric Proj.), Ser. 2018-A, 2.25%, due 2/15/2048 Putable 8/15/2021	$752,917
	American Muni. Pwr. Ohio, Inc. Rev. Solar Elec. Pre-Payment (Green Bond)
200,000	Ser. 2019-A, 5.00%, due 2/15/2021	202,654
300,000	Ser. 2019-A, 5.00%, due 2/15/2022	317,766
175,000	Ser. 2019-A, 5.00%, due 2/15/2023	193,195
250,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC), Ser. 2019-D, 5.00%, due 7/1/2049	254,380	(a)
125,000	So. Ohio port. Exempt Fac. Au. Rev., Ser. 2020-A, 7.00%, due 12/1/2042	125,080
		1,845,992
Oklahoma 3.8%
935,000	Delaware Co. Ed. Facs. Au. Ed. Facs. Lease Rev. (Grove Pub. Sch. Proj.), Ser. 2015, 5.00%, due 9/1/2022	1,009,305
650,000	Lincoln Co. Ed. Facs. Au. Ed. Facs. Lease Rev. (Stroud Pub. Sch. Proj.), Ser. 2016, 5.00%, due 9/1/2027	792,675
535,000	Tulsa Co. Ind. Au. Ed. Facs. Lease Rev. (Glenpool Pub. Sch. Proj.), Ser. 2017-A, 5.00%, due 9/1/2023	602,126
		2,404,106
Pennsylvania 5.7%
	Allegheny Co. Sanitary Au. Rev.
290,000	Ser. 2018, 5.00%, due 6/1/2030	366,023
565,000	Ser. 2018, 5.00%, due 6/1/2032	705,883
100,000	Pennsylvania St. Econ. Dev. Fin. Au. Solid Waste Disp. Rev. (CarbonLite P LLC Proj.), Ser. 2019, 5.75%, due 6/1/2036	97,388	(a)
	Pennsylvania St. Hsg. Fin. Agcy. Single Family Mtge. Rev.
1,000,000	Ser. 2018-127B, 2.85%, due 4/1/2026	1,091,850
750,000	Ser. 2019-131A, 1.75%, due 4/1/2025	777,780
500,000	Philadelphia Wtr. & Wastewater Rev. Ref., Ser. 2016, 5.00%, due 10/1/2023	567,365
		3,606,289
South Carolina 4.7%
500,000	Allendale Co. Sch. Dist. Energy Savings Spec. Oblig. Rev. Ref. (Impt.), Ser. 2014, 3.00%, due 12/1/2020	500,885
1,175,000	Dillon Co. Sch. Fac. Corp. Cert. of Participation Ref., Ser. 2020, 5.00%, due 12/1/2026	1,405,041
800,000	Newberry Investing in Children's Ed. Installment Purchase Rev. Ref. (Newberry Co. Sch. Dist.), Ser. 2014, 5.00%, due 12/1/2023	909,632
175,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	155,911	(a)
		2,971,469
Texas 9.3%
410,000	El Paso Wtr. & Swr. Rev. Ref., Ser. 2014, 5.00%, due 3/1/2024	471,947
850,000	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/2024	952,553
1,000,000	San Antonio Wtr. Sys. Jr. Lien Rev. Ref., Ser. 2019-C, 5.00%, due 5/15/2034	1,315,790
1,015,000	Weslaco G.O. Ref., Ser. 2017, (AGM Insured), 5.00%, due 8/15/2027	1,290,075
500,000	West Travis Co. Pub. Utils. Agcy. Rev. Ref., Ser. 2017, (BAM Insured), 5.00%, due 8/15/2026	618,740
1,000,000	Ysleta Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2017, (PSF-GTD Insured), 5.00%, due 8/15/2041	1,206,670
		5,855,775

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Utah 1.6%
$915,000	Grand Co. Sch. Dist. Local Bldg. Au. Rev., Ser. 2019, (AGM Insured), 5.00%, due 12/15/2022	$1,003,856
West Virginia 5.0%
500,000	West Virginia Hosp. Fin. Au. Rev. (Impt. West Virginia Univ. Hlth. Sys. Obligated Group), Ser. 2018-A, 5.00%, due 6/1/2052	589,450
700,000	West Virginia Hosp. Fin. Au. Rev. (West Virginia Univ. Hlth. Sys.), Ser. 2017-A, 5.00%, due 6/1/2035	836,759
	West Virginia Hsg. Dev. Fund Rev. (Hsg. Fin.)
220,000	Ser. 2018-A, (HUD SECT 8 Insured), 1.88%, due 11/1/2020	220,000
275,000	Ser. 2018-A, (HUD SECT 8 Insured), 2.65%, due 11/1/2024	293,975
990,000	West Virginia Wtr. Dev. Au. Rev. Ref. (Loan Prog.), Ser. 2018-A-IV, 5.00%, due 11/1/2036	1,223,541
		3,163,725
Wisconsin 0.7%
395,000	Oregon Sch. Dist. G.O. (Green Bond-Sch. Bldg. & Impt.), Ser. 2019, 5.00%, due 3/1/2022	419,636
	Total Investments 98.9% (Cost $58,992,209)	62,179,153
	Other Assets Less Liabilities 1.1%	684,065
	Net Assets 100.0%	$62,863,218

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $933,983, which represents 1.5% of net assets of the Fund.

(b)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2020.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$62,179,153	$—	$62,179,153
Total Investments	$—	$62,179,153	$—	$62,179,153

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^
October 31, 2020

PRINCIPAL AMOUNT		VALUE
Municipal Notes 99.4%
Alabama 2.9%
$1,000,000	Black Belt Energy Gas Dist. Gas Prepay Rev. Proj. # 5, Ser. 2020-A-1, 4.00%, due 10/1/2049 Putable 10/1/2026	$1,156,950
2,000,000	Black Belt Energy Gas Dist. Gas Supply Rev., Ser. 2017-A, 4.00%, due 8/1/2047 Putable 7/1/2022	2,108,820
1,000,000	Eutaw IDB Poll. Ctrl. Rev. (Alabama Power Co.), Ser. 1998, 0.16%, due 6/1/2028	1,000,000	(a)
1,500,000	Lower Alabama Gas Dist. Rev.(Gas Proj. 2), Ser. 2020, 4.00%, due 12/1/2050 Putable 12/1/2025	1,714,590
100,000	Taylor-Ryan Imp. Dist. Rev. Ref., Ser. 2005, (LOC: Synovus Bank), 0.27%, due 11/1/2035	100,000	(a)
500,000	Wilsonville IDB PCR Rev. Ref. (Alabama Pwr. Co.), Ser. 2005-D, 0.12%, due 1/1/2024	500,000	(a)
		6,580,360
Alaska 1.0%
2,000,000	Alaska St. Hsg. Fin. Corp. Ref. Rev. (Cap. Proj. Bonds II), Ser. 2014-D, 5.00%, due 12/1/2025	2,339,620
Arizona 1.6%
500,000	Maricopa Co. Ind. Dev. Au. Rev. (Banner Hlth. Obligated Group), Ser. 2017-C, 5.00%, due 1/1/2048 Putable 10/18/2024	584,710
950,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. Ref. (Christian Care Retirement Apts., Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/2024	1,068,664
2,000,000	Maricopa Co. Poll. Ctrl. Corp. PCR. Ref. (Palo Verde Proj.), Ser. 2003-A, 1.05%, due 1/1/2038 Putable 6/1/2022	2,003,940
		3,657,314
Arkansas 0.8%
460,000	Arkansas Dev. Fin. Au. Hlth. Care Rev. (Baptist Hlth.), Ser. 2019, 4.00%, due 12/1/2044	506,267
1,000,000	Jonesboro Wtr. & Lt. Plant Pub. Utils. Sys. Rev., Ser. 2020, 4.00%, due 6/1/2034	1,212,460
		1,718,727
California 7.1%
1,678,664	California HFA Muni. Cert., Ser. 2019-2, Class A, 4.00%, due 3/20/2033	1,845,069
2,000,000	California St. G.O., Ser. 2020, 4.00%, due 11/1/2034	2,437,420
1,000,000	California St. G.O. Ref., Ser. 2019, 5.00%, due 4/1/2032	1,377,090
100,000	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/2028	113,485
1,665,000	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A, (BAM Insured), 5.00%, due 8/1/2032	2,050,581
	Fresno Joint Pwr. Fin. Au. Lease Rev. Ref. (Master Lease Proj.)
1,110,000	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2027	1,374,646
400,000	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2032	479,836
2,170,000	Los Angeles Co. Metro. Trans. Au. Rev. (Green Bond), Ser. 2020-A, 5.00%, due 6/1/2031	2,921,124
	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010)
740,000	Ser. 2012-B, 0.00%, due 8/1/2026	697,435
645,000	Ser. 2012-B, 0.00%, due 8/1/2027	594,542

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,500,000	Santa Clara Valley Trans. Au. Sales Tax Rev., Ser. 2008-C, (LOC: TD Bank N.A.), 0.08%, due 4/1/2036	$1,500,000	(a)
430,000	Santa Monica-Malibu Unified Sch. Dist. G.O., Ser. 2019-E, 3.00%, due 8/1/2034	470,265
		15,861,493
Colorado 1.8%
1,250,000	Colorado Springs Utils. Rev. Ref. (Unrefunded), Ser. 2011-A, 5.00%, due 11/15/2026	1,310,288
945,000	Colorado St. Ed. & Cultural Facs. Au. Rev. Ref. (Alexander Dawson Sch. Proj.), Ser. 2016, 5.00%, due 5/15/2025	1,114,476
750,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (Commonspirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	807,285
440,000	Denver Hlth. & Hosp. Au. Healthcare Rev. Ref., Ser. 2019-A, 4.00%, due 12/1/2037	482,799
300,000	Westminster Cert. of Participation Ref., Ser. 2013, 4.00%, due 12/1/2025	331,254
		4,046,102
Connecticut 2.3%
1,715,000	Connecticut HFA Hsg. Fin. Mtge. Prog. Rev. Ref., Subser. 2017-A-4, 3.65%, due 11/15/2032	1,863,296
2,050,000	Connecticut St. G.O., Ser. 2020-C, 4.00%, due 6/1/2037	2,380,891
400,000	Connecticut St. G.O. Ref., Ser. 2019-B, 5.00%, due 2/15/2029	519,604
430,000	Meriden City G.O., Ser. 2020-B, 3.00%, due 7/1/2031	468,287
		5,232,078
Delaware 0.6%
	Delaware St. Hlth. Facs. Au. Rev. (Beebe Med. Ctr.)
610,000	Ser. 2018, 5.00%, due 6/1/2027	736,349
500,000	Ser. 2018, 5.00%, due 6/1/2028	613,625
		1,349,974
District of Columbia 0.4%
	Dist. of Columbia Rev. (Assoc. of American Med. College)
460,000	Ser. 2011-A, 5.00%, due 10/1/2021	480,001
350,000	Ser. 2011-A, 5.00%, due 10/1/2022	381,675
		861,676
Florida 4.6%
700,000	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/2030	792,302
1,000,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/2026	1,141,910
825,000	Escambia Co. Florida Env. Imp. Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2019-B, 2.00%, due 11/1/2033 Putable 10/1/2024	857,530
	Escambia Co. Hlth. Facs. Au. Ref. Rev. (Baptist Hlth. Care Corp. Obligated Group)
1,400,000	Ser. 2020-A, 5.00%, due 8/15/2031	1,730,652
1,000,000	Ser. 2020-A, 4.00%, due 8/15/2045	1,062,750
725,000	Hillsborough Co. Ind. Dev. Au. Hosp. Rev. (Florida Hlth. Sciences Ctr.), Ser. 2020-A, 3.50%, due 8/1/2055	714,212
340,000	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/2029 Pre-Refunded 10/1/2022	370,430
900,000	Martin Co. PCR Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 2000, 0.13%, due 7/15/2022	900,000	(a)
2,000,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/2032	2,222,540
500,000	Village Comm. Dev. Dist. Number 13 Spec. Assessment Rev., Ser. 2019, 3.00%, due 5/1/2029	515,900
		10,308,226

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Georgia 2.0%
$1,645,000	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC),	$1,755,807
	Ser. 2012, (AGM Insured), 5.00%, due 8/1/2022
	Muni. Elec. Au. of Georgia (Plant Vogtle units 3&4 Proj. M Bonds)
500,000	Ser. 2019-A, 5.00%, due 1/1/2032	618,925
300,000	Ser. 2019-A, 5.00%, due 1/1/2033	369,276
	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.)
290,000	Ser. 2014, 5.00%, due 4/1/2022	306,507
540,000	Ser. 2014, 5.00%, due 4/1/2025	609,115
850,000	Savannah Econ. Dev. Au. Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2019-A, 2.00%, due 11/1/2033 Putable 10/1/2024	883,515
		4,543,145
Illinois 12.2%
470,000	Bureau Co. Township High Sch. Dist. No. 502 G.O., Ser. 2017-A, (BAM Insured), 5.00%, due 12/1/2033	577,545
250,000	Chicago Ref. G.O., Ser. 2020-A, 5.00%, due 1/1/2026	264,327
3,225,000	Coles Christian Clark Etc Cos. Comm. College Dist. #517 G.O., Ser. 2020, 5.00%, due 12/1/2022	3,526,828
1,400,000	Cook Co. Sch. Dist. No. 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/2027 Pre-Refunded 12/1/2020	1,405,432
1,000,000	Cook Co. Sch. Dist. No. 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/2030 Pre-Refunded 12/1/2021	1,051,990
620,000	Dekalb Kane LaSalle Cos. Comm. College Dist. No. 523 G.O., Ser. 2011-B, 0.00%, due 2/1/2025 Pre-Refunded 2/1/2021	487,525
1,000,000	Illinois Fin. Au. Rev. (Downers Grove Comm. High Sch. Dist. No. 99 Proj.), Ser. 2020-A, 4.00%, due 12/15/2032	1,202,720
1,085,000	Illinois Fin. Au. Rev. (LOC Gov't Prog.-Brookfield Lagrange Park Sch. Dist. No. 95 Proj.), Ser. 2018, 4.00%, due 12/1/2038	1,207,648
	Illinois Fin. Au. Rev. (LOC Gov't Prog.-E Prairie Sch. Dist. No. 73 Proj.)
1,065,000	Ser. 2018, (BAM Insured), 5.00%, due 12/1/2029	1,342,156
210,000	Ser. 2018, (BAM Insured), 4.00%, due 12/1/2042	232,016
	Illinois St. Fin. Au. Rev. (Downers Grove Comm. High Sch. Dist. No. 99 Proj.)
1,000,000	Ser. 2019, 4.00%, due 12/15/2030	1,211,460
1,000,000	Ser. 2019, 4.00%, due 12/15/2031	1,200,150
	Illinois St. G.O.
2,945,000	Ser. 2017-D, 5.00%, due 11/1/2027	3,194,206
2,000,000	Ser. 2017-D, 5.00%, due 11/1/2028	2,153,660
1,800,000	Ser. 2020, 5.75%, due 5/1/2045	1,993,230
	Peoria Co. Sch. Dist. # 150 G.O. Ref.
395,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2026	465,575
1,005,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2027	1,173,961
955,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2028	1,107,533
500,000	Sales Tax Securitization Corp. Rev. Ref., Ser. 2017-A, 5.00%, due 1/1/2028	605,915
530,000	Sales Tax Securitization Corp. Rev. Ref. Second Lien, Ser. 2020-A, 5.00%, due 1/1/2026	620,227
500,000	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A1, (BAM Insured), 4.00%, due 2/15/2026	521,460
	Springfield G.O.
950,000	Ser. 2014, 4.25%, due 12/1/2027	1,070,631
665,000	Ser. 2014, 5.00%, due 12/1/2028	776,168
		27,392,363

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Indiana 0.9%
$500,000	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-B, 3.00%, due 11/1/2030	$497,360
	Indiana St. Hsg. & CDA Single Family Mtge. Rev.
295,000	Ser. 2020-B-1, 1.60%, due 1/1/2031	292,658
550,000	Ser. 2020-B-1, 1.75%, due 7/1/2032	546,364
500,000	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2016-C, 5.00%, due 1/1/2027	616,145
		1,952,527
Iowa 0.9%
1,050,000	Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines Univ. Proj.), Ser. 2020, 5.00%, due 10/1/2027	1,284,192
640,000	Iowa St. Fin. Au. Single Family Mtge. Rev. (Non Ace-Mtge.-Backed Sec. Prog.), Ser. 2017-C, (GNMA/FNMA/FHLMC Insured), 2.30%, due 1/1/2026	683,270
		1,967,462
Kansas 1.3%
	Wichita City Sales Tax. Spec. Oblig. Rev. (River Dist. Stadium Star Bond Proj.)
305,000	Ser. 2018, 5.00%, due 9/1/2025	364,490
1,000,000	Ser. 2018, 5.00%, due 9/1/2027	1,237,960
1,245,000	Wyandotte Co. - Kansas City Unified Gov't Utils. Sys. Rev. (Impt.), Ser. 2012-B, 5.00%, due 9/1/2032 Pre-Refunded 9/1/2022	1,351,572
		2,954,022
Kentucky 0.7%
1,470,000	Laurel Co. Judicial Ctr. Pub. Properties Corp. Ref. Rev. (Justice Center Proj.), Ser. 2015, 4.00%, due 3/1/2024	1,606,754
Louisiana 0.4%
145,000	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/2023	148,450
750,000	St. John the Baptist Parish LA Rev. Ref. (Marathon Oil Corp. Proj.), Subser. 2017-B-2, 2.38%, due 6/1/2037 Putable 7/1/2026	757,342
		905,792
Maryland 0.1%
250,000	Baltimore Spec. Oblig. Ref. Rev. Sr. Lien (Harbor Point Proj.), Ser. 2019-A, 3.63%, due 6/1/2046	231,850	(b)
Massachusetts 1.3%
2,890,000	Massachusetts St. Sch. Bldg. Au. Sales Tax Rev., Ser. 2011-B, 5.00%, due 10/15/2035 Pre-Refunded 10/15/2021	3,021,033
Michigan 2.4%
1,000,000	Detroit Downtown Dev. Au. Tax Increment Rev. Ref. (Catalyst Dev. Proj.), Ser. 2018-A, (AGM Insured), 5.00%, due 7/1/2029	1,138,000
500,000	Michigan St. Fin. Au. Rev. Ref., Ser. 2020-B-1, Class 2, 5.00%, due 6/1/2049	581,205

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,730,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-B, 2.30%, due 6/1/2025	$1,838,264
	Walled Lake Cons. Sch. Dist.
650,000	Ser. 2020, 5.00%, due 5/1/2032	867,022
675,000	Ser. 2020, 5.00%, due 5/1/2033	894,152
		5,318,643
Minnesota 0.7%
350,000	Minnesota St. G.O., Ser. 2015-A, 5.00%, due 8/1/2029	423,734
1,000,000	St. Paul Hsg. & Redev. Au. Hlth. Care Rev. Ref. (Fairview Hlth. Svcs. Obligated Group), Ser. 2017-A, 4.00%, due 11/15/2043	1,099,570
		1,523,304
Mississippi 1.9%
1,250,000	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/2027	1,561,125
325,000	Mississippi St. G.O. Ref., Ser. 2015-C, 5.00%, due 10/1/2026	394,410
2,100,000	Warren Co. Gulf Opportunity Zone Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2018, 2.90%, due 9/1/2032 Putable 9/1/2023	2,213,967
		4,169,502
Missouri 1.6%
2,000,000	Missouri St. Hlth. & Ed. Facs. Au. Hlth. Fac. Rev. Ref. (SSM Hlth. Care Oblig.), Ser. 2018-C, 5.00%, due 6/1/2036 Putable 6/1/2023	2,178,900
	Missouri St. Hsg. Dev. Commission Single Family Mtge. Rev. (Non-AMT Spec. Homeownership Loan Prog.)
585,000	Ser. 2014-A, (GNMA/FNMA/FHLMC Insured), 3.80%, due 11/1/2034	621,703
680,000	Ser. 2014-A, (GNMA/FNMA/FHLMC Insured), 4.00%, due 11/1/2039	722,602
		3,523,205
Nevada 0.3%
500,000	Clark Co. Sch. Dist. G.O., Ser. 2020-A, (AGM Insured), 5.00%, due 6/15/2028	637,655
New Jersey 3.8%
1,130,000	New Jersey Hlth. Care Fac. Fin. Au. Rev. (Inspira Hlth. Obligated Group), Ser. 2017-A, 5.00%, due 7/1/2029	1,390,872
1,500,000	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.), Ser. 2017, 5.00%, due 10/1/2028	1,699,875
1,000,000	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Princeton Hlth. Care Sys.), Ser. 2017, 5.00%, due 10/1/2026	1,119,240
600,000	New Jersey St. Trans. Trust Fund Au., Ser. 2019-BB, 5.00%, due 6/15/2029	704,328
1,000,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref, Ser. 2018-A, 5.00%, due 12/15/2032	1,149,470
200,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref., Ser. 2019-A, 5.00%, due 12/15/2028	235,634
	Newark G.O.
750,000	Ser. 2020-A, (AGM Insured), 5.00%, due 10/1/2027	936,765
735,000	Ser. 2020-A, (AGM Insured), 5.00%, due 10/1/2028	934,302
295,000	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/2023	322,031
		8,492,517

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
New Mexico 0.2%
$400,000	New Mexico Hosp. Equipment Loan Council Rev. (Presbyterian Hlth. Care Svc.), Ser. 2008-C, (SPA: Wells Fargo Bank N.A.), 0.11%, due 8/1/2034	$400,000	(a)
New York 11.5%
390,000	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/2026	436,632
1,000,000	Broome Co. Local Dev. Corp. Rev. (United Hlth. Svc.), (AGM Insured), Ser. 2020, 3.00%, due 4/1/2045	987,860
1,075,000	Erie Co., Ser. 2020, 3.00%, due 6/24/2021	1,092,480
1,140,000	Hempstead Town Local Dev. Corp. Rev. Ref. (Molloy College Proj.), Ser. 2017, 5.00%, due 7/1/2029	1,316,677
	Long Beach, G.O.
335,000	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/2021	347,318
520,000	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/2023	568,355
	Long Island Pwr. Au. Elec. Sys. Gen. Rev.
800,000	Ser. 2020-A, 5.00%, due 9/1/2033	1,054,304
450,000	Ser. 2020-A, 5.00%, due 9/1/2034	590,274
	Metro. Trans. Au. Rev.
895,000	Ser. 2012-E, 4.00%, due 11/15/2038	895,331
3,000,000	Ser. 2020-A-1, 5.00%, due 2/1/2023	3,050,640	(c)
	Metro. Trans. Au. Rev. (Green Bond)
1,000,000	Ser. 2020-E, 5.00%, due 11/15/2032	1,102,610	(d)
500,000	Ser. 2020-E, 4.00%, due 11/15/2045	501,640	(d)
1,000,000	Monroe Co. G.O. (Pub. Imp.), Ser. 2019-A, (BAM Insured), 4.00%, due 6/1/2028	1,165,860
500,000	Nassau Co. IDA Civic Fac. Rev. (Cold Spring Harbor Laboratory), Ser. 1999, (LOC: TD Bank N.A.), 0.11%, due 1/1/2034	500,000	(a)
500,000	New Paltz Central Sch. Dist. G.O., Ser. 2019, 4.00%, due 2/15/2029	591,215
100,000	New York City IDA Civic Fac. Rev. (Jewish Board of Family & Childrens Svcs., Inc.), Ser. 2000, (LOC: TD Bank N.A.), 0.11%, due 7/1/2025	100,000	(a)
1,000,000	New York City IDA Rev. (Yankee Stadium LLC), Ser. 2020, 4.00%, due 3/1/2045	1,115,330
100,000	New York City Transitional Fin. Au. Rev. (Future Tax Secured Fiscal 2013), Subser. 2012-C-5, (LOC: Sumitomo Mitsui Bank), 0.11%, due 11/1/2041	100,000	(a)
	New York City Transitional Fin. Au. Rev. (Future Tax Secured)
1,950,000	Subser. 2012-C-4, (SPA: JP Morgan Chase Bank N.A.), 0.11%, due 11/1/2036	1,950,000	(a)
1,850,000	Subser. 2016-A-1, 4.00%, due 5/1/2031	2,093,848
	New York City Trust for Cultural Res. Rev. Ref. (Carnegie Hall)
310,000	Ser. 2019, 5.00%, due 12/1/2037	372,865
600,000	Ser. 2019, 5.00%, due 12/1/2038	719,388
300,000	Ser. 2019, 5.00%, due 12/1/2039	358,590
	New York G.O.
295,000	Ser. 2018 E-1, 5.00%, due 3/1/2031	364,113
1,000,000	Subser. 2018-F-1, 5.00%, due 4/1/2034	1,217,830
800,000	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/2025	920,216
125,000	New York St. Dorm. Au. Personal Income Tax Rev. Ref., Ser. 2015-E, 5.00%, due 3/15/2026	150,751
100,000	New York St. Dorm. Au. Rev. (Rockefeller Univ.), Ser. 2008 A, Ser. 2008-A, 0.12%, due 7/1/2039	100,000	(a)
750,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2020, 4.00%, due 7/1/2046	835,470
100,000	New York St. HFA Rev. (10 Barclay St. Proj.), Ser. 2004-A, (LOC: Fannie Mae), 0.11%, due 11/15/2037	100,000	(a)
500,000	Oneida Co. Local Dev. Corp. Rev. Ref. (Mohawk Valley Hlth. Sys. Proj.), Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2049	559,500

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$450,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%, due 10/15/2049	$483,917
		25,743,014
North Carolina 1.4%
100,000	North Carolina Med. Care Commission Retirement Facs. First Mtge. Rev. (Sharon Towers), Ser. 2019-A, 5.00%, due 7/1/2049	105,530
750,000	North Carolina St. Med. Care Commission Retirement Facs. Rev., Ser. 2020-A, 4.00%, due 9/1/2035	810,405
2,000,000	North Carolina St. Turnpike Au., Ser. 2020, 5.00%, due 2/1/2024	2,259,540
		3,175,475
Ohio 4.1%
1,000,000	Akron Bath Copley Jt. Twp. Hosp. Dist. (Summa Hlth. Sys. Oblig.), Ser. 2020, 4.00%, due 11/15/2036	1,112,270
4,000,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, Class 2, 5.00%, due 6/1/2055	4,279,400
1,515,000	Dayton Metro Library G.O. (Library Impt.), Ser. 2013-A, 5.00%, due 12/1/2028 Pre-Refunded 12/1/2021	1,592,568
1,000,000	Ohio St. Air Quality Dev. Au. Rev. (American Elec. Pwr. Co. Proj.), Ser. 2014-A, 2.40%, due 12/1/2038 Putable 10/1/2029	1,031,270
250,000	Port Au. of Greater Cincinnati Dev. Rev. (Convention Ctr. Hotel Acquisition and Demolition Proj.), Ser. 2020-A, 3.00%, due 5/1/2023	248,862
1,055,000	Tender Option Bond Trust Receipts/Cert., Ser. 2018, 0.29%, due 2/15/2046	1,055,000	(a)(b)
		9,319,370
Oklahoma 2.1%
2,000,000	Carter Co. Pub. Fac. Au. Ed. Fac. Lease Rev., Ser. 2018, 5.00%, due 9/1/2029	2,390,640
455,000	Cleveland Co. Ed. Facs. Au. Lease Rev. Ref. (Noble Pub. Sch. Proj.), Ser. 2017, 5.00%, due 9/1/2031	554,686
1,500,000	Weatherford Ind. Trust Ed. Fac. Lease Rev. (Weatherford Pub. Sch. Proj.), Ser. 2019, 5.00%, due 3/1/2033	1,863,765
		4,809,091
Oregon 0.7%
1,485,000	Multnomah Co. Sch. Dist. # 3 Park Rose G.O., Ser. 2011-A, 5.00%, due 6/30/2031 Pre-Refunded 6/30/2021	1,531,674
Pennsylvania 7.7%
2,675,000	Allegheny Co. Hosp. Dev. Au. Rev. Ref. (Univ. Pittsburgh Med. Ctr.), Ser. 2019-A, 5.00%, due 7/15/2029	3,487,290	(c)
	Lackawanna Co. Ind. Dev. Au. Rev. Ref. (Univ. of Scranton)
940,000	Ser. 2017, 5.00%, due 11/1/2028	1,168,166
500,000	Ser. 2017, 5.00%, due 11/1/2029	614,935
500,000	Ser. 2017, 5.00%, due 11/1/2030	611,635
	Luzerne Co. G.O. Ref
500,000	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2025	602,370
150,000	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2027	189,062

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$300,000	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2025	$361,422
70,000	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2026	86,290
	Luzerne Co. Ind. Dev. Au. Lease Rev. Ref. Gtd.
450,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2025	542,133
525,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2026	631,034
250,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2027	300,078
1,000,000	Pennsylvania St. G.O., Ser. 2015, 5.00%, due 3/15/2029	1,185,110
225,000	Pennsylvania St. Ref. G.O., Ser. 2016, 5.00%, due 9/15/2026	280,289
2,065,000	Pennsylvania St. Turnpike Commission Rev. Ref., Ser. 2016, 5.00%, due 6/1/2027	2,454,624
	Pennsylvania St. Turnpike Commission Turnpike Rev.
400,000	Subser. 2019-A, 5.00%, due 12/1/2033	503,656
1,000,000	Subser. 2019-A, 4.00%, due 12/1/2049	1,098,550
1,650,000	Philadelphia City Wtr. & Wastewater Rev. Ref., Ser. 2020-A, 5.00%, due 11/1/2039	2,111,868
750,000	Southeastern Trans. Au. Rev. Ref., Ser. 2017, 5.00%, due 3/1/2028	958,875
		17,187,387
Puerto Rico 0.4%
891,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	946,999
Rhode Island 1.2%
500,000	Providence Redev. Agcy. Ref. Rev., Ser. 2015-A, 5.00%, due 4/1/2022	527,660
625,000	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/2022	668,106
1,505,000	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev. (Home Funding), Ser. 2012-5, (GNMA/FNMA/FHLMC Insured), 3.35%, due 10/1/2033	1,534,950
		2,730,716
South Carolina 1.0%
2,000,000	South Carolina St. Pub. Svc. Au. Oblig. Rev. Ref., Ser. 2014-C, 5.00%, due 12/1/2028	2,323,960
Tennessee 1.3%
700,000	Greeneville Hlth. & Ed. Facs. Board Hosp. Rev. Ref. (Ballad Hlth. Obligated Group), Ser. 2018-A, 5.00%, due 7/1/2032	758,443
1,500,000	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2018, 4.00%, due 11/1/2049 Putable 11/1/2025	1,704,930
405,000	Tennessee St. G.O., Ser. 2019-A, 5.00%, due 9/1/2035	512,961
		2,976,334
Texas 7.3%
590,000	Central Texas Reg. Mobility Au. Sr. Lien Ref. Rev., Ser. 2020-A, 5.00%, due 1/1/2027	721,370
2,500,000	Collin Co. Comm. College Dist. G.O., Ser. 2020-A, 5.00%, due 8/15/2030	3,317,775
2,700,000	Dallas Co. G.O. (Cert. Oblig.), Ser. 2016, 5.00%, due 8/15/2023	3,051,189
400,000	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/2026	416,016
250,000	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, (PSF-GTD Insured), 5.00%, due 2/15/2033	316,015
1,250,000	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/2027	1,398,625
	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC)
200,000	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2021	202,064
200,000	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2022	207,010

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$125,000	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2023	$132,400
220,000	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2024	238,262
1,290,000	Pampa Independent Sch. Dist. G.O. Ref., Ser. 2016, (PSF-GTD Insured), 5.00%, due 8/15/2032	1,548,232
700,000	Prosper Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2019, (PSF-GTD Insured), 5.00%, due 2/15/2030	918,400
1,420,000	Southwest Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, (PSF-GTD Insured), 5.00%, due 2/1/2026	1,501,650
1,000,000	Texas Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (North Tarrant Express Managed Lanes Proj.), Ser. 2019-A, 5.00%, due 12/31/2030	1,257,080
50,000	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/2020	50,000
980,000	Texas St., Ser. 2020, 4.00%, due 8/26/2021	1,010,047
		16,286,135
Utah 2.2%
	Midvale Redev. Agcy. Tax Increment & Sales Tax Rev.
660,000	Ser. 2018, 5.00%, due 5/1/2032	836,101
380,000	Ser. 2018, 5.00%, due 5/1/2034	477,481
750,000	Ogden City Swr. Wtr. & Storm Drain Rev., Ser. 2020-A, 3.00%, due 6/15/2045	800,573
200,000	Utah Infrastructure Agcy. Telecommunication Rev., Ser. 2019, 4.00%, due 10/15/2036	209,034
1,365,000	Utah St. G.O., Ser. 2020-B, 3.00%, due 7/1/2030	1,577,790
985,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/2028	1,089,420
		4,990,399
Vermont 0.3%
585,000	Burlington Elec. Sys. Rev., Ser. 2014-A, (AGM Insured), 3.63%, due 7/1/2029	633,198
Virginia 1.4%
2,000,000	Henrico Co. Wtr. & Swr. Ref. Rev., Ser. 2016, 5.00%, due 5/1/2027	2,495,640
600,000	Virginia College Bldg. Au. Ed. Fac. Rev. (Univ. of Richmond Proj.), Ser. 2006, (LOC: Wells Fargo Bank N.A.), Ser. 2006, 0.13%, due 11/1/2036	600,000	(a)
		3,095,640
Washington 1.6%
	Kent Ref. G.O.
900,000	Ser. 2016, 4.00%, due 12/1/2029	1,036,638
600,000	Ser. 2016, 4.00%, due 12/1/2030	685,896
	North Thurston Pub. Sch. G.O.
85,000	Ser. 2016, 4.00%, due 12/1/2028	99,345
150,000	Ser. 2016, 4.00%, due 12/1/2029	174,269
375,000	Ser. 2016, 4.00%, due 12/1/2030	433,927
	Whitman Co. Sch. Dist. No. 267 Pullman G.O.
800,000	Ser. 2016, 4.00%, due 12/1/2029	922,392
225,000	Ser. 2016, 4.00%, due 12/1/2030	257,731
		3,610,198
West Virginia 0.4%
700,000	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group), Ser. 2018-A, 5.00%, due 1/1/2029	874,615

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Wisconsin 1.0%
$470,000	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/2032	$547,028
500,000	Pub. Fin. Au. Sr. Rev. (Wonderful Foundations Charter Sch. Portfolio Proj.), Ser. 2020-A-1, 5.00%, due 1/1/2055	499,525	(b)
1,000,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Health Credit Group), Ser. 2016-A, 4.00%, due 11/15/2039	1,115,830
		2,162,383
	Total Investments 99.4% (Cost $215,680,120)	222,991,932
	Other Assets Less Liabilities 0.6%	1,285,644
	Net Assets 100.0%	$224,277,576

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2020.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $1,786,375, which represents 0.8% of net assets of the Fund.

(c)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $6,537,930.

(d)  When-issued security. Total value of all such securities at October 31, 2020 amounted to $1,604,250, which represents 0.7% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$222,991,932	$—	$222,991,932
Total Investments	$—	$222,991,932	$—	$222,991,932

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ October 31, 2020

PRINCIPAL AMOUNT		VALUE
Mortgage-Backed Securities 47.0%
Collateralized Mortgage Obligations 10.0%
$423,024	Angel Oak Mortgage Trust I LLC, Ser. 2019-1, Class A1, 3.92%, due 11/25/2048	$432,827	(a)(b)
	Fannie Mae Connecticut Avenue Securities
390,619	Ser. 2017-C04, Class 2M2, (1M USD LIBOR + 2.85%), 3.00%, due 11/25/2029	390,184	(c)
306,861	Ser. 2017-C05, Class 1M2, (1M USD LIBOR + 2.20%), 2.35%, due 1/25/2030	303,024	(c)
315,099	Ser. 2017-C06, Class 2M2, (1M USD LIBOR + 2.80%), 2.95%, due 2/25/2030	314,320	(c)
304,067	Ser. 2017-C07, Class 2M2, (1M USD LIBOR + 2.50%), 2.65%, due 5/25/2030	300,837	(c)
764,668	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 2.40%, due 7/25/2030	753,196	(c)
275,509	Ser. 2018-C02, Class 2M2, (1M USD LIBOR + 2.20%), 2.35%, due 8/25/2030	267,389	(c)
589,043	Ser. 2018-C04, Class 2M2, (1M USD LIBOR + 2.55%), 2.70%, due 12/25/2030	577,604	(c)
747,784	Ser. 2018-C05, Class 1M2, (1M USD LIBOR + 2.35%), 2.50%, due 1/25/2031	729,965	(c)
323,202	Ser. 2020-R01, Class 1M1, (1M USD LIBOR + 0.80%), 0.95%, due 1/25/2040	323,202	(b)(c)
	Freddie Mac Structured Agency Credit Risk Debt Notes
483,829	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 3.40%, due 7/25/2029	497,679	(c)
473,149	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 2.50%, due 4/25/2030	477,434	(c)
357,029	Ser. 2018-HQA1, Class M2, (1M USD LIBOR + 2.30%), 2.45%, due 9/25/2030	349,110	(c)
71,341	Ser. 2018-HQA2, Class M1, (1M USD LIBOR + 0.75%), 0.90%, due 10/25/2048	71,165	(b)(c)
111,498	Freddie Mac Structured Agency Credit Risk Debt Notes Real Estate Mortgage Investment Conduits, Ser. 2020-HQA1, Class M1, (1M USD LIBOR + 0.75%), 0.90%, due 1/25/2050	111,272	(b)(c)
723,263	GCAT Trust, Ser. 2019-NQM2, Class A1, 2.86%, due 9/25/2059	736,684	(b)(d)
36,665	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, (1M USD LIBOR + 1.13%), 1.27%, due 6/19/2034	37,347	(c)
819,356	New Residential Mortgage Loan Trust, Ser. 2019-NQM5, Class A1, 2.71%, due 11/25/2059	839,493	(a)(b)
705,488	Starwood Mortgage Residential Trust, Ser. 2019-INV1, Class A1, 2.61%, due 9/27/2049	715,883	(a)(b)
		8,228,615
Commercial Mortgage-Backed 22.7%
	BBCMS Mortgage Trust
207,316	Ser. 2017-C1, Class A1, 2.01%, due 2/15/2050	208,183
714,903	Ser. 2020-C7, Class A1, 1.08%, due 4/15/2053	716,056
890,000	BBCMS Trust, Ser. 2013-TYSN, Class B, 4.04%, due 9/5/2032	878,770	(b)
493,058	BX Commercial Mortgage Trust, Ser. 2018-IND, Class A, (1M USD LIBOR + 0.75%), 0.90%, due 11/15/2035	490,891	(b)(c)
260,000	BXMT Ltd., Ser. 2020-FL2, Class A, (1M USD LIBOR + 0.90%), 1.05%, due 2/16/2037	255,832	(b)(c)
	CD Mortgage Trust
206,552	Ser. 2016-CD1, Class A1, 1.44%, due 8/10/2049	206,937
130,164	Ser. 2017-CD3, Class A1, 1.97%, due 2/10/2050	130,629
	Citigroup Commercial Mortgage Trust
185,903	Ser. 2016-C2, Class A1, 1.50%, due 8/10/2049	185,938
379,764	Ser. 2018-C5, Class A1, 3.13%, due 6/10/2051	386,763
	Commercial Mortgage Trust
266,808	Ser. 2012-CR3, Class ASB, 2.37%, due 10/15/2045	270,104
1,000,000	Ser. 2012-CR4, Class AM, 3.25%, due 10/15/2045	1,003,946
1,000,000	Ser. 2013-LC6, Class B, 3.74%, due 1/10/2046	1,025,638
1,423,094	Ser. 2014-UBS3, Class XA, 1.07%, due 6/10/2047	45,730	(a)(e)
789,945	Ser. 2014-CR19, Class ASB, 3.50%, due 8/10/2047	829,214
5,562,458	Ser. 2014-UBS6, Class XA, 0.89%, due 12/10/2047	158,184	(a)(e)
	CSAIL Commercial Mortgage Trust
8,714,166	Ser. 2016-C5, Class XA, 0.89%, due 11/15/2048	282,473	(a)(e)
999,980	Ser. 2016-C5, Class ASB, 3.53%, due 11/15/2048	1,066,197
502,594	Ser. 2017-CX10, Class A1, 2.23%, due 11/15/2050	507,231
172,811	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 8/10/2049	173,022

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$537,959	DBUBS Mortgage Trust, Ser. 2011-LC1A, Class A3, 5.00%, due 11/10/2046	$538,521	(b)
1,535,000	Freddie Mac Multiclass Certificates, Ser. 2020-RR02, Class CX, 1.27%, due 3/27/2029	135,157	(a)(e)
	Freddie Mac Multifamily Structured Pass Through Certificates
5,906,216	Ser. KW03, Class X1, 0.84%, due 6/25/2027	243,050	(a)(e)
3,425,742	Ser. K095, Class X1, 0.95%, due 6/25/2029	242,021	(a)(e)
5,294,685	Ser. K096, Class X1, 1.13%, due 7/25/2029	446,920	(a)(e)
4,100,000	Ser. K098, Class XAM, 1.39%, due 8/25/2029	451,903	(a)(e)
	GS Mortgage Securities Trust
430,000	Ser. 2019-BOCA, Class A, (1M USD LIBOR + 1.20%), 1.35%, due 6/15/2038	420,367	(b)(c)
730,000	Ser. 2010-C1, Class B, 5.15%, due 8/10/2043	668,870	(b)
500,000	Ser. 2012-GCJ7, Class B, 4.74%, due 5/10/2045	512,653
3,839,033	Ser. 2013-GC13, Class XA, 0.07%, due 7/10/2046	8,439	(a)(e)
100,000	Ser. 2014-GC18, Class AS, 4.38%, due 1/10/2047	105,793
8,128	Ser. 2015-GS1, Class A1, 1.94%, due 11/10/2048	8,126
329,227	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2017-C33, Class A1, 2.03%, due 5/15/2050	331,009
1,121,587	Morgan Stanley Capital I Trust, Ser. 2011-C2, Class A4, 4.66%, due 6/15/2044	1,146,528	(b)
91,550	SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Class A1, 1.35%, due 10/10/2048	91,577
	Wells Fargo Commercial Mortgage Trust
1,000,000	Ser. 2012-LC5, Class C, 4.69%, due 10/15/2045	1,018,653	(a)
230,382	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/2049	230,546
462,312	Ser. 2017-C39, Class A1, 1.98%, due 9/15/2050	465,240
1,182,861	Ser. 2018-C45, Class A1, 3.13%, due 6/15/2051	1,212,708
4,073,401	Ser. 2019-C52, Class XA, 1.62%, due 8/15/2052	436,214	(a)(e)
1,136,000	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class C, 5.39%, due 2/15/2044	1,133,019	(a)(b)
		18,669,052
Fannie Mae 9.2%
	Pass-Through Certificates
310,440	3.00%, due 9/1/2027	325,042
195,714	4.50%, due 4/1/2039 – 5/1/2044	217,554
6,719,850	2.50%, due 5/1/2050 – 6/1/2050	7,005,944
		7,548,540
Freddie Mac 5.1%
	Pass-Through Certificates
186,174	3.00%, due 1/1/2027	195,134
144,042	4.50%, due 11/1/2039	161,795
3,730,387	2.50%, due 8/1/2050	3,889,205
		4,246,134
	Total Mortgage-Backed Securities (Cost $38,710,405)	38,692,341
Corporate Bonds 39.0%
Advertising 0.2%
130,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, due 6/15/2025	132,681	(b)
Aerospace & Defense 1.6%
1,010,000	Boeing Co., 4.88%, due 5/1/2025	1,100,415
35,000	Howmet Aerospace, Inc., 6.88%, due 5/1/2025	38,938

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$150,000	TransDigm, Inc., 6.25%, due 3/15/2026	$156,375	(b)
		1,295,728
Agriculture 0.6%
465,000	BAT Capital Corp., 2.26%, due 3/25/2028	463,136
Airlines 0.9%
110,000	Delta Air Lines, Inc., 7.00%, due 5/1/2025	120,037	(b)
465,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	471,925	(b)
150,000	United Airlines Holdings, Inc., 4.25%, due 10/1/2022	136,395
		728,357
Auto Manufacturers 2.3%
	Ford Motor Credit Co. LLC
400,000	3.81%, due 10/12/2021	402,000
390,000	5.13%, due 6/16/2025	406,493
	General Motors Financial Co., Inc.
470,000	2.75%, due 6/20/2025	485,098
300,000	2.70%, due 8/20/2027	302,491
295,000	Volkswagen Group of America Finance LLC, 3.35%, due 5/13/2025	320,700	(b)
		1,916,782
Auto Parts & Equipment 0.4%
40,000	Adient U.S. LLC, 9.00%, due 4/15/2025	43,988	(b)
210,000	Goodyear Tire & Rubber Co., 9.50%, due 5/31/2025	230,475
50,000	Meritor, Inc., 6.25%, due 6/1/2025	52,250	(b)
		326,713
Banks 7.9%
450,000	Banco Santander SA, 2.75%, due 5/28/2025	473,584
550,000	Bank of America Corp., Ser. L, 3.95%, due 4/21/2025	613,994
930,000	Citigroup, Inc., 3.35%, due 4/24/2025	1,003,875	(f)
1,545,000	Goldman Sachs Group, Inc., (3M USD LIBOR + 0.75%), 1.01%, due 2/23/2023	1,552,195	(c)
600,000	JPMorgan Chase & Co., 2.30%, due 10/15/2025	631,327	(f)
935,000	Lloyds Banking Group PLC, 1.33%, due 6/15/2023	942,540	(f)
1,330,000	Morgan Stanley, (SOFR + 0.70%), 0.79%, due 1/20/2023	1,333,551	(c)
		6,551,066
Biotechnology 0.6%
485,000	Gilead Sciences, Inc., (3M USD LIBOR + 0.52%), 0.74%, due 9/29/2023	485,795	(c)
Chemicals 1.5%
920,000	LYB International Finance III LLC, (3M USD LIBOR + 1.00%), 1.23%, due 10/1/2023	920,542	(c)
200,000	NOVA Chemicals Corp., 5.25%, due 8/1/2023	199,000	(b)
155,000	Valvoline, Inc., 4.38%, due 8/15/2025	159,456
		1,278,998

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Commercial Services 0.6%
$390,000	APX Group, Inc., 8.50%, due 11/1/2024	$409,500
80,000	Jaguar Holding Co. II/PPD Development L.P., 4.63%, due 6/15/2025	82,639	(b)
		492,139
Distribution - Wholesale 0.1%
50,000	Performance Food Group, Inc., 6.88%, due 5/1/2025	52,875	(b)(g)
Diversified Financial Services 1.8%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
700,000	4.50%, due 9/15/2023	726,937
460,000	6.50%, due 7/15/2025	506,230
215,000	Springleaf Finance Corp., 6.13%, due 3/15/2024	226,008
		1,459,175
Electric 0.3%
340,000	Talen Energy Supply LLC, 10.50%, due 1/15/2026	235,450	(b)
Entertainment 0.6%
205,000	Live Nation Entertainment, Inc., 4.88%, due 11/1/2024	197,390	(b)
80,000	Six Flags Entertainment Corp., 4.88%, due 7/31/2024	74,339	(b)
185,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	195,869	(b)
		467,598
Food Service 0.3%
	Aramark Services, Inc.
200,000	5.00%, due 4/1/2025	203,014	(b)(g)
80,000	6.38%, due 5/1/2025	83,910	(b)
		286,924
Healthcare - Services 0.2%
200,000	MEDNAX, Inc., 5.25%, due 12/1/2023	201,500	(b)
Home Builders 0.3%
205,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, due 6/15/2024	221,784
Housewares 0.2%
155,000	CD&R Smokey Buyer, Inc., 6.75%, due 7/15/2025	163,525	(b)
Leisure Time 0.1%
85,000	Carnival Corp., 10.50%, due 2/1/2026	92,438	(b)
Machinery - Construction & Mining 0.2%
200,000	Terex Corp., 5.63%, due 2/1/2025	200,500	(b)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Machinery - Diversified 0.6%
$465,000	Otis Worldwide Corp., (3M USD LIBOR + 0.45%), 0.68%, due 4/5/2023	$465,117	(c)
Media 1.9%
350,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, due 7/23/2025	403,179
310,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	288,300	(b)
450,000	Fox Corp., 3.05%, due 4/7/2025	490,061
150,000	iHeartCommunications, Inc., 6.38%, due 5/1/2026	156,187
270,000	Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, due 9/15/2026	271,350	(b)
		1,609,077
Miscellaneous Manufacturer 1.2%
900,000	General Electric Capital Corp., (3M USD LIBOR + 1.00%), 1.25%, due 3/15/2023	901,368	(c)
60,000	Hillenbrand, Inc., 5.75%, due 6/15/2025	63,750
		965,118
Oil & Gas 2.9%
220,000	Apache Corp., 4.63%, due 11/15/2025	209,000
1,090,000	BP Capital Markets America, Inc., (3M USD LIBOR + 0.65%), 0.88%, due 9/19/2022	1,091,226	(c)
	Occidental Petroleum Corp.
90,000	3.13%, due 2/15/2022	85,500
1,000,000	2.90%, due 8/15/2024	832,500
75,000	PDC Energy, Inc., 5.75%, due 5/15/2026	70,687
130,000	WPX Energy, Inc., 5.25%, due 9/15/2024	134,875
		2,423,788
Pharmaceuticals 3.9%
1,730,000	AbbVie, Inc., (3M USD LIBOR + 0.65%), 0.90%, due 11/21/2022	1,737,649	(b)(c)
130,000	Bausch Health Cos., Inc., 5.50%, due 11/1/2025	133,549	(b)
1,000,000	Cigna Corp., (3M USD LIBOR + 0.65%), 0.90%, due 9/17/2021	1,000,197	(c)
330,000	Upjohn, Inc., 1.65%, due 6/22/2025	336,926	(b)
		3,208,321
Pipelines 2.7%
220,000	Buckeye Partners L.P., 4.35%, due 10/15/2024	213,400
225,000	DCP Midstream Operating L.P., 3.88%, due 3/15/2023	223,875
115,000	EQM Midstream Partners L.P., 6.00%, due 7/1/2025	117,875	(b)
310,000	Genesis Energy L.P./Genesis Energy Finance Corp., 6.00%, due 5/15/2023	281,712
500,000	Kinder Morgan, Inc., 5.63%, due 11/15/2023	562,786	(b)
540,000	MPLX L.P., 4.88%, due 6/1/2025	609,498
75,000	Rattler Midstream L.P., 5.63%, due 7/15/2025	77,063	(b)
120,000	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.50%, due 10/1/2025	121,200	(b)
		2,207,409
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Real Estate 0.4%
	Realogy Group LLC/Realogy Co-Issuer Corp.
$235,000	4.88%, due 6/1/2023	$234,119	(b)(g)
105,000	7.63%, due 6/15/2025	110,906	(b)
		345,025
Real Estate Investment Trusts 0.6%
190,000	ESH Hospitality, Inc., 5.25%, due 5/1/2025	190,000	(b)
100,000	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.63%, due 6/15/2025	101,846	(b)
200,000	RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, due 4/15/2023	194,000
		485,846
Retail 0.2%
160,000	Staples, Inc., 7.50%, due 4/15/2026	149,600	(b)
Semiconductors 1.0%
600,000	Broadcom, Inc., 3.15%, due 11/15/2025	646,806
185,000	Microchip Technology, Inc., 4.25%, due 9/1/2025	191,684	(b)
		838,490
Software 0.7%
122,000	BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, due 1/31/2026	123,525	(b)
460,000	Infor, Inc., 1.45%, due 7/15/2023	466,571	(b)
		590,096
Telecommunications 2.2%
450,000	AT&T, Inc., 1.65%, due 2/1/2028	445,088
370,000	Numericable-SFR SA, 7.38%, due 5/1/2026	386,188	(b)
450,000	T-Mobile USA, Inc., 3.50%, due 4/15/2025	493,025	(b)
450,000	Verizon Communications, Inc., 2.63%, due 8/15/2026	489,359
		1,813,660
	Total Corporate Bonds (Cost $31,933,347)	32,154,711
Asset-Backed Securities 6.7%
500,000	CIFC Funding Ltd., Ser. 2019-2A, Class D, (3M USD LIBOR + 3.60%), 3.82%, due 4/17/2030	494,186	(a)(b)(c)
575,315	Consumer Loan Underlying Bond Club Certificate Issuer Trust I, Ser. 2019-HP1, Class A, 2.59%, due 12/15/2026	581,965	(b)
	CoreVest American Finance Trust
135,561	Ser. 2017-1, Class A, 2.97%, due 10/15/2049	138,030	(b)
100,000	Ser. 2017-1, Class B, 3.36%, due 10/15/2049	101,718	(b)
1,000,000	Dryden 64 CLO Ltd., Ser. 2018-64A, Class D, (3M USD LIBOR + 2.65%), 2.87%, due 4/18/2031	935,652	(b)(c)
305,741	Lending Point Asset Securitization Trust, Ser. 2020-1, Class A, 2.51%, due 2/10/2026	305,911	(b)
1,000,000	Octagon Investment Partners 43 Ltd., Ser. 2019-1A, Class D, (3M USD LIBOR + 3.90%), 4.11%, due 10/25/2032	988,834	(b)(c)
363,828	Prosper Marketplace Issuance Trust, Ser. 2019-4A, Class A, 2.48%, due 2/17/2026	365,314	(b)
500,000	TICP CLO VII Ltd., Ser. 2017-7A, Class DR, (3M USD LIBOR + 3.20%), 3.44%, due 4/15/2033	470,506	(b)(c)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$215,000	Verizon Owner Trust, Ser. 2019-A, Class A1A, 2.93%, due 9/20/2023	$219,975
1,000,000	Voya CLO Ltd., Ser. 2016-2A, Class CR, (3M USD LIBOR + 4.00%), 4.22%, due 7/19/2028	952,137	(b)(c)
	Total Asset-Backed Securities (Cost $5,648,299)	5,554,228
NUMBER OF SHARES
Short-Term Investments 7.3%
Investment Companies 7.3%
5,698,604	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(h)	5,698,604	(i)
353,328	State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(h)	353,328	(j)
	Total Short-Term Investments (Cost $6,051,932)	6,051,932
	Total Investments 100.0% (Cost $82,343,983)	82,453,212
	Liabilities Less Other Assets (0.0)%(k)	(39,537	)(l)
	Net Assets 100.0%	$82,413,675

(a)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2020.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $23,472,144, which represents 28.5% of net assets of the Fund.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2020 and changes periodically.

(d)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2020.

(e)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(f)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(g)  The security or a portion of this security is on loan at October 31, 2020. Total value of all such securities at October 31, 2020 amounted to $345,542 for the Fund.

(h)  Represents 7-day effective yield as of October 31, 2020.

(i)  All or a portion of this security is segregated in connection with obligations for futures with a total value of $5,698,604.

(j)  Represents investment of cash collateral received from securities lending.

(k)  Represents less than 0.05% of net assets of the Fund.

(l)  Includes the impact of the Fund's open positions in derivatives at October 31, 2020.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2020, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2020	179	U.S. Treasury Note, 2 Year	$39,531,031	$(1,073)
Total Long Positions			$39,531,031	$(1,073)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2020	6	U.S. Treasury Bond, Ultra 10 Year	$(943,688)	$5,531
12/2020	97	U.S. Treasury Note, 5 Year	(12,183,352)	29,071
12/2020	11	U.S. Treasury Note, 10 Year	(1,520,406)	11,391
Total Short Positions			$(14,647,446)	$45,993
Total Futures				$44,920

At October 31, 2020, the Fund had $121,994 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2020, the average notional value for the months where the Fund had futures outstanding was $44,939,545 for long positions and $(8,069,002) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities(a)	$—	$38,692,341	$—	$38,692,341
Corporate Bonds(a)	—	32,154,711	—	32,154,711
Asset-Backed Securities	—	5,554,228	—	5,554,228
Short-Term Investments	—	6,051,932	—	6,051,932
Total Investments	$—	$82,453,212	$—	$82,453,212

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2020:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$45,993	$—	$—	$45,993
Liabilities	(1,073)	—	—	(1,073)
Total	$44,920	$—	$—	$44,920

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ October 31, 2020

PRINCIPAL AMOUNT(a)		VALUE
Loan Assignments(b) 7.4%
Aerospace & Defense 0.1%
$1,273,600	AI Convoy (Luxembourg) S.A.R.L, Term Loan B, (3M USD LIBOR + 3.50%, 6M USD LIBOR + 3.50%), 4.50%, due 1/17/2027	$1,248,128	(c)
1,037,162	MHI Holdings, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 5.15%, due 9/21/2026	1,024,198
	TransDigm, Inc.
143,913	Term Loan E, (1M USD LIBOR + 2.25%), 2.40%, due 5/30/2025	135,178
1,303,918	Term Loan F, (1M USD LIBOR + 2.25%), 2.40%, due 12/9/2025	1,224,705
		3,632,209
Air Transport 0.0%(d)
895,000	SkyMiles IP Ltd., First Lien Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 10/20/2027	890,713
Automotive 0.2%
2,163,786	Adient US LLC, Term Loan B, (1M USD LIBOR + 4.25%, 3M USD LIBOR + 4.25%), 4.40% – 4.49%, due 5/6/2024	2,130,247	(c)
1,053,261	Clarios Global LP, Term Loan B, (1M USD LIBOR + 3.50%), 3.65%, due 4/30/2026	1,021,399
817,693	Dealer Tire, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 4.40%, due 12/12/2025	796,229
822,494	Tenneco, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.15%, due 10/1/2025	756,900
857,480	Wand NewCo 3, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.15%, due 2/5/2026	824,793
		5,529,568
Building & Development 0.2%
1,085,000	Applecaramel Buyer, LLC, Term Loan B, (6M USD LIBOR + 4.00%), 4.50%, due 10/19/2027	1,068,139
1,026,704	Cornerstone Building Brands, Inc., Term Loan, (1M USD LIBOR + 3.75%), 3.90%, due 4/12/2025	1,005,205
874,085	CPG International Inc., Term Loan, (3M USD LIBOR + 3.75%), 4.75%, due 5/5/2024	871,245
867,750	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B, (1M USD LIBOR + 2.75%), 2.90%, due 8/21/2025	826,844
474,726	Forterra Finance, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/25/2023	471,365
1,315,264	Realogy Group LLC, Term Loan B, (1M USD LIBOR + 2.25%), 3.00%, due 2/8/2025	1,258,194
612,615	Wilsonart LLC, Term Loan B, (3M USD LIBOR + 3.25%), 4.25%, due 12/19/2023	602,439
		6,103,431
Business Equipment & Services 1.2%
581,985	AlixPartners, LLP, Term Loan B, (1M USD LIBOR + 2.50%), 2.65%, due 4/4/2024	563,798
1,220,334	APX Group, Inc., Term Loan, (1M USD LIBOR + 5.00%, 3M USD LIBOR + 4.00%), 5.15% – 7.25%, due 12/31/2025	1,188,739	(c)
552,183	Ceridian HCM Holding Inc., Term Loan B, (1W USD LIBOR + 2.50%), 2.59%, due 4/30/2025	533,028
1,414,307	Change Healthcare Holdings LLC, Term Loan B, (1M USD LIBOR + 2.50%, 3M USD LIBOR + 2.50%), 3.50%, due 3/1/2024	1,378,780	(c)
967,364	Clear Channel Outdoor Holdings, Inc., Term Loan B, (2M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 3.67% – 3.71%, due 8/21/2026	878,918	(c)
916,958	ConvergeOne Holdings, Inc., Term Loan, (1M USD LIBOR + 5.00%), 5.15%, due 1/4/2026	816,092

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$2,713,200	Deerfield Dakota Holding, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.75%, due 4/9/2027	$2,666,859
1,935,743	DiscoverOrg, LLC, First Lien Term Loan, (1M USD LIBOR + 3.75%), 3.90%, due 2/2/2026	1,900,261
2,179,524	Dun & Bradstreet Corporation (The), Term Loan, (1M USD LIBOR + 3.75%), 3.91%, due 2/6/2026	2,143,649
1,203,845	EIG Investors Corp., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.75%, due 2/9/2023	1,191,204
1,275,191	Flexera Software LLC, First Lien Term Loan, (2M USD LIBOR + 3.25%, 3M USD LIBOR + 3.25%), 4.25%, due 2/26/2025	1,258,460	(c)
3,086,675	Garda World Security Corporation, First Lien Term Loan B, (1M USD LIBOR + 4.75%), 4.90%, due 10/30/2026	3,069,698
880,000	Greeneden U.S. Holdings II, LLC, Term Loan B, (USD LIBOR + 4.00%), due 10/8/2027	865,154	(e)(f)
1,569,678	Learning Care Group, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%, 6M USD LIBOR + 3.25%), 4.25%, due 3/13/2025	1,428,407	(c)
638,400	Loire Finco Luxembourg S.a.r.l., Term Loan, (1M USD LIBOR + 3.50%), 3.65%, due 4/21/2027	609,672	(g)
295,000	Packaging Coordinators Midco, Inc., Term Loan, (USD LIBOR + 3.75%), due 9/25/2027	289,655	(e)(f)
1,276,800	Presidio, Inc., Term Loan B, (3M USD LIBOR + 3.50%), 3.71% – 3.75%, due 1/22/2027	1,247,012	(c)
3,550,024	Prime Security Services Borrower, LLC, Term Loan B1, (1M USD LIBOR + 3.25%, 3M USD LIBOR + 3.25%, 1Y USD LIBOR + 3.25%), 4.25%, due 9/23/2026	3,500,644	(c)
402,949	Refinitiv US Holdings Inc., Term Loan, (1M USD LIBOR + 3.25%), 3.40%, due 10/1/2025	396,466
824,844	Solera, LLC, Term Loan B, (2M USD LIBOR + 2.75%), 2.92%, due 3/3/2023	801,426
2,185,000	Tech Data Corporation, Term Loan, (1M USD LIBOR + 5.50%), 5.65%, due 6/30/2025	2,135,837
1,150,435	Tempo Acquisition LLC, Term Loan, (1M USD LIBOR + 3.25%), 3.75%, due 11/2/2026	1,111,033
1,557,175	Vertiv Group Corporation, Term Loan B, (1M USD LIBOR + 3.00%), 3.15%, due 3/2/2027	1,526,421
929,715	William Morris Endeavor Entertainment, LLC, First Lien Term Loan, (1M USD LIBOR + 2.75%), 2.90%, due 5/18/2025	787,599
		32,288,812
Cable & Satellite Television 0.3%
713,641	Altice Financing SA, Term Loan B, (1M USD LIBOR + 2.75%), 2.90%, due 7/15/2025	679,002
4,875,309	Altice France S.A., Term Loan B13, (3M USD LIBOR + 4.00%), 4.24%, due 8/14/2026	4,724,467
1,099,022	CSC Holdings, LLC, Term Loan B5, (1M USD LIBOR + 2.50%), 2.65%, due 4/15/2027	1,062,479
1,340,000	Radiate Holdco, LLC, Term Loan, (1M USD LIBOR + 3.50%), 4.25%, due 9/25/2026	1,315,250
530,000	Virgin Media Bristol LLC, Term Loan N, (1M USD LIBOR + 2.50%), 2.65%, due 1/31/2028	511,121
453,830	WideOpenWest Finance LLC, Term Loan B, (1M USD LIBOR + 3.25%), 4.25%, due 8/18/2023	443,810
		8,736,129

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Chemicals & Plastics 0.1%
$649,987	Diamond (BC) B.V., Term Loan, (1M USD LIBOR + 3.00%, 3M USD LIBOR + 3.00%), 3.15% – 3.21%, due 9/6/2024	$620,738	(c)
1,318,037	PQ Corporation, Term Loan B, (3M USD LIBOR + 3.00%), 4.00%, due 2/7/2027	1,303,869
866,280	Solenis Holdings LLC, First Lien Term Loan, (3M USD LIBOR + 4.00%), 4.26%, due 6/26/2025	844,086
757,705	Starfruit Finco B.V., Term Loan B, (1M USD LIBOR + 3.00%), 3.15%, due 10/1/2025	732,700
		3,501,393
Containers & Glass Products 0.2%
785,621	Berlin Packaging LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%, 3M USD LIBOR + 3.00%), 3.15% – 3.23%, due 11/7/2025	752,232	(c)
1,041,928	BWAY Holding Company, Term Loan B, (2M USD LIBOR + 3.25%, 3M USD LIBOR + 3.25%), 3.48%, due 4/3/2024	971,597	(c)
2,025,000	Graham Packaging Company Inc., Term Loan, (1M USD LIBOR + 3.75%), 4.50%, due 8/4/2027	2,006,431
947,558	Klockner-Pentaplast of America, Inc., Term Loan B2, (6M USD LIBOR + 4.25%), 5.25%, due 6/30/2022	917,435
389,145	Reynolds Group Holdings Inc., Term Loan, (1M USD LIBOR + 2.75%), 2.90%, due 2/5/2023	381,417
496,571	TricorBraun Holdings, Inc., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.75%, due 11/30/2023	488,035
1,232,404	Trident TPI Holdings, Inc., Term Loan B1, (3M USD LIBOR + 3.00%), 4.00%, due 10/17/2024	1,190,502
		6,707,649
Cosmetics - Toiletries 0.1%
2,843,863	Sunshine Luxembourg VII SARL, Term Loan B1, (3M USD LIBOR + 4.25%), 5.25%, due 10/1/2026	2,812,325
Diversified Insurance 0.2%
	Hub International Limited
2,179,510	Term Loan B, (3M USD LIBOR + 4.00%), due 4/25/2025	2,165,626	(e)(f)
2,288,731	Term Loan B, (3M USD LIBOR + 3.00%), 3.19% – 3.21%, due 4/25/2025	2,197,846	(c)
1,140,000	Milano Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 10/1/2027	1,119,104
543,125	Sedgwick Claims Management Services, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.15%, due 9/3/2026	526,918
		6,009,494
Drugs 0.1%
1,397,803	Bausch Health Companies Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.15%, due 6/2/2025	1,363,445
834,816	Endo Luxembourg Finance Company I S.a.r.l., Term Loan B, (3M USD LIBOR + 4.25%), 5.00%, due 4/29/2024	790,988
991,872	Parexel International Corporation, Term Loan B, (1M USD LIBOR + 2.75%), 2.90%, due 9/27/2024	950,075
		3,104,508

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Electronics - Electrical 1.1%
$3,434,677	Applied Systems, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 4.25%, due 9/19/2024	$3,414,001
	Barracuda Networks, Inc.
80,000	Term Loan, (USD LIBOR + 3.75%), due 2/12/2025	78,500	(e)(f)
248,728	First Lien Term Loan, (3M USD LIBOR + 3.25%), 4.25%, due 2/12/2025	244,064
1,007,475	By Crown Parent, LLC, Term Loan B1, (1M USD LIBOR + 3.00%), 4.00%, due 1/31/2026	986,066
1,328,423	CommScope, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 3.40%, due 4/6/2026	1,279,789
554,386	Dell International LLC, Term Loan B, (1M USD LIBOR + 2.00%), 2.75%, due 9/19/2025	547,938
2,020,000	Epicor Software Corporation, Term Loan, (1M USD LIBOR + 4.25%), 5.25%, due 7/30/2027	2,010,405
397,427	Finastra USA, Inc., Second Lien Term Loan, (6M USD LIBOR + 7.25%), 8.25%, due 6/13/2025	387,161
1,914,458	Hyland Software, Inc., First Lien Term Loan, (1M USD LIBOR + 3.50%), 4.25%, due 7/1/2024	1,884,382
200,000	IGT Holding IV AB, Term Loan B2, (3M USD LIBOR + 3.75%), 4.50%, due 7/26/2024	189,000	(g)
1,278,575	Informatica LLC, Term Loan B, (1M USD LIBOR + 3.25%), 3.40%, due 2/25/2027	1,233,186
2,159,255	McAfee, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.89%, due 9/30/2024	2,135,244
1,645,865	Poseidon Intermediate LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.90%, due 8/18/2025	1,621,177
	Project Alpha Intermediate Holding, Inc.
514,787	Term Loan B, (3M USD LIBOR + 4.25%), 4.48%, due 4/26/2024	505,135
757,783	Term Loan B, (3M USD LIBOR + 3.50%), 4.50%, due 4/26/2024	742,248
4,122,256	Rackspace Hosting, Inc., First Lien Term Loan, (3M USD LIBOR + 3.00%), 4.00%, due 11/3/2023	4,024,888
2,185,000	Redstone Buyer LLC, Term Loan, (3M USD LIBOR + 5.00%), 6.00%, due 9/1/2027	2,164,964
1,056,661	Sirius Computer Solutions, Inc., Term Loan, (1M USD LIBOR + 3.50%), 3.65%, due 7/1/2026	1,030,773
1,170,000	Sophia, L.P., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 10/7/2027	1,149,771
2,347,292	Tibco Software Inc., Term Loan B3, (1M USD LIBOR + 3.75%), 3.90%, due 6/30/2026	2,271,005
	Uber Technologies, Inc.
363,109	Term Loan, (1M USD LIBOR + 3.50%), 3.65%, due 7/13/2023	356,507
663,303	Term Loan, (1M USD LIBOR + 4.00%), 5.00%, due 4/4/2025	654,787
333,079	Ultimate Software Group Inc. (The), Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 5/4/2026	330,791
407,950	VS Buyer, LLC, Term Loan B, (1M USD LIBOR + 3.25%), 3.40%, due 2/28/2027	397,751	(g)
		29,639,533
Financial Intermediaries 0.3%
1,916,862	Alliant Holdings Intermediate, LLC, Term Loan B, (1M USD LIBOR + 2.75%), 2.90%, due 5/9/2025	1,843,235
1,779,622	AssuredPartners, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 3.65%, due 2/12/2027	1,715,111
705,000	Camelot U.S. Acquisition 1 Co., Term Loan B, (USD LIBOR + 3.00%), due 10/30/2026	696,483	(e)(f)
1,009,648	Edelman Financial Center, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.15%, due 7/21/2025	974,472
1,165,000	GT Polaris, Inc., Term Loan B, (3M USD LIBOR + 4.00%), 5.00%, due 8/4/2027	1,146,069
636,432	PI US MergerCo, Inc., First Lien Term Loan, (3M USD LIBOR + 3.50%), 4.50%, due 1/3/2025	616,308
		6,991,678

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Food Products 0.0%(d)
$1,112,213	Froneri International Ltd., Term Loan, (1M USD LIBOR + 2.25%), 2.40%, due 1/31/2027	$1,068,936
Health Care 0.8%
308,377	Acadia Healthcare Company, Inc., Term Loan B4, (1M USD LIBOR + 2.50%), 2.65%, due 2/16/2023	305,389
	Agiliti Health, Inc.
170,000	Term Loan, (3M USD LIBOR + 3.00%), 3.75%, due 1/4/2026	165,750	(g)
691,490	Term Loan, (1M USD LIBOR + 3.00%), 3.19%, due 1/4/2026	669,016	(g)
3,214,560	Athenahealth, Inc., Term Loan B, (3M USD LIBOR + 4.50%), 4.75%, due 2/11/2026 Aveanna Healthcare, LLC	3,142,232	(g)
679,717	First Lien Term Loan, (2M USD LIBOR + 4.25%), 5.25%, due 3/18/2024	643,692
150,000	Term Loan, (3M USD LIBOR + 6.25%), 7.25%, due 3/18/2024	145,500
1,397,268	Emerald TopCo Inc., Term Loan, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 3.65% – 3.71%, due 7/24/2026	1,344,871	(c)
2,269,111	Envision Healthcare Corporation, First Lien Term Loan, (1M USD LIBOR + 3.75%), 3.90%, due 10/10/2025	1,612,725
520,358	EyeCare Partners, LLC, Term Loan, (1M USD LIBOR + 3.75%), 3.90%, due 2/18/2027	491,957
1,268,625	Gentiva Health Services, Inc., Term Loan, (1M USD LIBOR + 3.25%), 3.44%, due 7/2/2025	1,240,081
1,774,249	MPH Acquisition Holdings LLC, Term Loan B, (3M USD LIBOR + 2.75%), 3.75%, due 6/7/2023	1,749,534
925,350	Navicure, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.15%, due 10/22/2026	902,216
870,292	Ortho-Clinical Diagnostics SA, Term Loan B, (1M USD LIBOR + 3.25%), 3.39%, due 6/30/2025	839,832
734,380	Pearl Intermediate Parent LLC, Term Loan, (1M USD LIBOR + 3.25%), 3.40%, due 2/14/2025	712,348
872,796	PetVet Care Centers, LLC, Term Loan, (1M USD LIBOR + 4.25%), 5.25%, due 2/14/2025	869,523
1,280,000	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 3.90%, due 11/16/2025	1,240,205
1,681,707	Select Medical Corporation, Term Loan B, (3M USD LIBOR + 2.50%), 2.78%, due 3/6/2025	1,635,982
803,753	Team Health Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.75%, due 2/6/2024	653,049
3,332,252	Verscend Holding Corp., Term Loan B, (1M USD LIBOR + 4.50%), 4.65%, due 8/27/2025	3,264,574
		21,628,476
Health Insurance 0.0%(d)
363,110	AmWINS Group, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 2.90% – 3.75%, due 1/25/2024	357,845	(c)
Industrial Equipment 0.2%
983,584	Brookfield WEC Holdings Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 8/1/2025	959,152
1,079,617	Circor International, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 4.25%, due 12/11/2024	1,055,865
590,000	Crosby US Acquisition Corp., Term Loan B, (1M USD LIBOR + 4.75%), 4.90%, due 6/26/2026	559,397
1,010,338	Filtration Group Corporation, First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.15%, due 3/29/2025	981,927

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,547,966	Gates Global LLC, Term Loan B, (1M USD LIBOR + 2.75%), 3.75%, due 4/1/2024	$1,515,722
584,778	Granite Holdings US Acquisition Co., Term Loan B, (3M USD LIBOR + 5.25%), 5.47%, due 9/30/2026	546,768	(g)
637,863	Pro Mach Group, Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.50%, due 3/7/2025	612,348	(g)
		6,231,179
Leisure Goods - Activities - Movies 0.2%
640,000	Banijay Entertainment S.A.S, Term Loan, (1M USD LIBOR + 3.75%), 3.89%, due 3/1/2025	619,200	(g)
1,541,137	Carnival Corporation, Term Loan B, (1M USD LIBOR + 7.50%), 8.50%, due 6/30/2025	1,550,384
787,844	Creative Artists Agency, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.90%, due 11/27/2026	754,116
855,000	Delta 2 (LUX) S.a.r.l., Term Loan, (1M USD LIBOR + 2.50%), 3.50%, due 2/1/2024	818,663
903,601	Emerald Expositions Holding, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 2.65%, due 5/22/2024	812,563
1,593,989	Playtika Holding Corp., Term Loan B, (6M USD LIBOR + 6.00%), 7.00%, due 12/10/2024	1,592,905
774,211	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1M USD LIBOR + 3.00%), 3.75%, due 3/31/2024	721,813
		6,869,644
Lodging & Casinos 0.2%
	Caesars Resort Collection, LLC
960,901	First Lien Term Loan B, (1M USD LIBOR + 2.75%), 2.90%, due 12/23/2024	898,712
1,175,000	Term Loan B1, (1M USD LIBOR + 4.50%, 3M USD LIBOR + 4.50%), 4.65%, due 7/21/2025	1,136,448	(c)(e)(f)
968,737	Golden Entertainment, Inc., First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 10/21/2024	933,620
838,979	Mohegan Tribal Gaming Authority, Term Loan B, (3M USD LIBOR + 6.38%), 7.38%, due 10/13/2023	744,124
688,037	Scientific Games International, Inc., Term Loan B5, (1M USD LIBOR + 2.75%), 2.90%, due 8/14/2024	638,801
491,651	Station Casinos LLC, Term Loan B, (1M USD LIBOR + 2.25%), 2.50%, due 2/8/2027	469,935
		4,821,640
Oil & Gas 0.3%
1,207,000	Ascent Resources - Utica, Second Lien Term Loan, 9.00%, due 11/1/2025	1,268,859	(h)
1,315,036	BCP Renaissance Parent LLC, Term Loan B, (2M USD LIBOR + 3.50%), 4.50%, due 10/31/2024	1,204,902
1,234,239	Lower Cadence Holdings LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.15%, due 5/22/2026	1,117,764
1,355,869	Lucid Energy Group II Borrower, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.00%, due 2/17/2025	1,223,672
1,151,580	Medallion Midland Acquisition, LLC, First Lien Term Loan, (1M USD LIBOR + 3.25%), 4.25%, due 10/30/2024	1,075,288
1,260,529	Prairie ECI Acquiror LP, Term Loan B, (1M USD LIBOR + 4.75%), 4.90%, due 3/11/2026	1,126,005
		7,016,490

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Property & Casualty Insurance 0.2%
	Asurion LLC
$2,003,848	Term Loan B7, (1M USD LIBOR + 3.00%), 3.15%, due 11/3/2024	$1,964,132
2,185,000	Second Lien Term Loan, (1M USD LIBOR + 6.50%), 6.65%, due 8/4/2025	2,185,000
		4,149,132
Publishing 0.0%(d)
449,618	Nielsen Finance LLC, Term Loan B5, (1M USD LIBOR + 3.75%), 4.75%, due 6/4/2025	447,820
Radio & Television 0.0%(d)
1,355,718	Univision Communications Inc., Term Loan C5, (1M USD LIBOR + 2.75%), 3.75%, due 3/15/2024	1,309,325
Retailers (except food & drug) 0.3%
3,735,703	Bass Pro Group, LLC, Term Loan B, (3M USD LIBOR + 5.00%), 5.75%, due 9/25/2024 EG America LLC	3,720,536
1,663,553	Term Loan, (3M USD LIBOR + 4.00%), 4.22%, due 2/7/2025	1,589,741
61,593	Second Lien Term Loan, (3M USD LIBOR + 8.00%), 9.00%, due 4/20/2026	58,744
2,185,000	PetSmart, Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.50%, due 3/11/2022	2,158,911
1,575,697	Staples, Inc., Term Loan, (3M USD LIBOR + 5.00%), 5.25%, due 4/16/2026	1,442,157
		8,970,089
Steel 0.1%
900,542	MRC Global (US) Inc., First Lien Term Loan B, (1M USD LIBOR + 3.00%), 3.15%, due 9/20/2024	828,499	(g)
868,548	TMS International Corp., Term Loan B2, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%), 3.75%, due 8/14/2024	829,463	(c)(g)
		1,657,962
Surface Transport 0.1%
	Hertz Corporation, (The)
934,299	Term Loan DD, (USD LIBOR + 7.25%), due 12/31/2020	920,284	(e)(f)
542,115	Term Loan B, (1M USD LIBOR + 2.75%), 3.50%, due 6/30/2023	504,053
		1,424,337
Telecommunications 0.5%
1,526,162	CenturyLink, Inc., Term Loan B, (1M USD LIBOR + 2.25%), 2.40%, due 3/15/2027	1,466,504
766,088	Connect Finco Sarl, Term Loan B, (1M USD LIBOR + 4.50%), 5.50%, due 12/11/2026	749,234
665,000	Consolidated Communications, Inc., Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 10/2/2027	658,350
3,120,000	Frontier Communications Corp., Term Loan B1, (3M USD LIBOR + 2.75%), 6.00%, due 6/15/2024	3,058,318	(e)(f)
1,351,988	GTT Communications, Inc., Term Loan B, (3M USD LIBOR + 2.75%), 2.97%, due 5/31/2025	1,150,379
	Intelsat Jackson Holdings S.A.
320,691	Term Loan DIP, (3M USD LIBOR + 5.50%), 6.50%, due 7/13/2022	325,502
1,337,500	Term Loan B3, (1M USD LIBOR + 4.75%), 8.00%, due 11/27/2023	1,342,328
2,187,638	Iridium Satellite LLC, Term Loan, (1M USD LIBOR + 3.75%), 4.75%, due 11/4/2026	2,180,660

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$942,563	MTN Infrastructure TopCo Inc., First Lien Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 11/15/2024	$918,113
985,050	Zayo Group Holdings, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.15%, due 3/9/2027	947,697
		12,797,085
Utilities 0.4%
1,914,956	Blackstone CQP Holdco LP, Term Loan B, (3M USD LIBOR + 3.50%), 3.73%, due 9/30/2024	1,869,954
1,083,152	Eastern Power, LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75%, due 10/2/2025	1,074,639	(c)
1,432,187	Edgewater Generation, L.L.C., Term Loan, (1M USD LIBOR + 3.75%), 3.90%, due 12/13/2025	1,381,760
4,455,654	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75%, due 11/9/2026	4,404,147	(c)
727,227	Kestrel Acquisition, LLC, Term Loan B, (6M USD LIBOR + 4.25%), 5.25%, due 6/2/2025	618,870
798,922	Nautilus Power, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 5/16/2024	776,752
806,991	Talen Energy Supply, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.90%, due 7/8/2026	784,129
		10,910,251
	Total Loan Assignments (Cost $210,243,362)	205,607,653
U.S. Treasury Obligations 4.3%
18,798,400	U.S. Treasury Bills, 0.10%, due 5/20/2021	18,787,229	(i)(j)
	U.S. Treasury Inflation-Indexed Bonds(k)
1,842,833	0.63%, due 1/15/2026	2,015,563
53,468,077	1.00%, due 2/15/2046 – 2/15/2048	71,065,843
24,028,608	0.25%, due 2/15/2050	27,433,599
	Total U.S. Treasury Obligations (Cost $105,713,308)	119,302,234
U.S. Government Agency Securities 0.1%
2,030,000	Federal National Mortgage Association, 5.63%, due 7/15/2037 (Cost $2,835,428)	3,213,698
Mortgage-Backed Securities 35.2%
Collateralized Mortgage Obligations 7.3%
84,496	Angel Oak Mortgage Trust LLC, Ser. 2017-3, Class A1, 2.71%, due 11/25/2047	84,580	(l)(m)
	Fannie Mae Connecticut Avenue Securities
15,045,822	Ser. 2017-C02, Class 2M2, (1M USD LIBOR + 3.65%), 3.80%, due 9/25/2029	15,184,249	(b)(n)
15,185,591	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 3.15%, due 10/25/2029	15,295,535	(b)
5,727,340	Ser. 2017-C04, Class 2M2, (1M USD LIBOR + 2.85%), 3.00%, due 11/25/2029	5,720,960	(b)
1,009,410	Ser. 2017-C05, Class 1M2, (1M USD LIBOR + 2.20%), 2.35%, due 1/25/2030	996,790	(b)
6,704,652	Ser. 2017-C06, Class 1M2, (1M USD LIBOR + 2.65%), 2.80%, due 2/25/2030	6,655,205	(b)
6,720,035	Ser. 2017-C06, Class 2M2, (1M USD LIBOR + 2.80%), 2.95%, due 2/25/2030	6,703,416	(b)
1,890,283	Ser. 2017-C07, Class 1M2, (1M USD LIBOR + 2.40%), 2.55%, due 5/25/2030	1,861,923	(b)
10,252,886	Ser. 2017-C07, Class 2M2, (1M USD LIBOR + 2.50%), 2.65%, due 5/25/2030	10,143,974	(b)(n)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$9,406,225	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 2.40%, due 7/25/2030	$9,265,107	(b)
3,332,348	Ser. 2018-C02, Class 2M2, (1M USD LIBOR + 2.20%), 2.35%, due 8/25/2030	3,234,133	(b)
515,413	Ser. 2018-C04, Class 2M2, (1M USD LIBOR + 2.55%), 2.70%, due 12/25/2030	505,404	(b)
12,863,827	Fannie Mae Interest Strip, Ser. 413, Class C26, 4.00%, due 10/25/2041	1,837,365	(o)
	Fannie Mae Real Estate Mortgage Investment Conduits
7,260,864	Ser. 2012-96, Class PS, (6.70% – 1M USD LIBOR), 6.55%, due 7/25/2041	754,675	(b)(o)
10,502,235	Ser. 2019-49, Class DS, (6.15% – 1M USD LIBOR), 6.00%, due 6/25/2043	2,326,379	(b)(o)
15,854,001	Ser. 2018-18, Class ST, (6.10% – 1M USD LIBOR), 5.95%, due 12/25/2044	3,141,007	(b)(o)
7,281,523	Ser. 2016-8, Class SB, (6.10% – 1M USD LIBOR), 5.93%, due 3/25/2046	1,578,857	(b)(o)
7,321,106	Ser. 2016-31, Class HS, (6.00% – 1M USD LIBOR), 5.85%, due 6/25/2046	1,311,933	(b)(o)
7,794,183	Ser. 2016-67, Class KS, (6.00% – 1M USD LIBOR), 5.85%, due 9/25/2046	1,625,347	(b)(o)
10,949,368	Ser. 2016-62, Class SA, (6.00% – 1M USD LIBOR), 5.85%, due 9/25/2046	2,976,952	(b)(o)
15,380,805	Ser. 2019-33, Class SN, (6.10% – 1M USD LIBOR), 5.95%, due 7/25/2049	2,880,179	(b)(o)
	Freddie Mac Real Estate Mortgage Investment Conduits
9,314,563	Ser. 4117, Class IO, 4.00%, due 10/15/2042	1,462,133	(o)
11,207,279	Ser. 4150, Class SP, (6.15% – 1M USD LIBOR), 6.00%, due 1/15/2043	2,277,898	(b)(o)
6,030,354	Ser. 4456, Class SA, (6.15% – 1M USD LIBOR), 6.00%, due 3/15/2045	1,192,651	(b)(o)
6,994,876	Ser. 4627, Class SA, (6.00% – 1M USD LIBOR), 5.85%, due 10/15/2046	1,226,312	(b)(o)
8,860,007	Ser. 4994, Class LI, 4.00%, due 12/25/2048	1,581,706	(o)
9,264,588	Ser. 4953, Class BI, 4.50%, due 2/25/2050	1,444,188	(o)
	Freddie Mac Structured Agency Credit Risk Debt Notes
19,159,622	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 3.40%, due 7/25/2029	19,708,097	(b)
19,826,000	Ser. 2017-DNA2, Class M2, (1M USD LIBOR + 3.45%), 3.60%, due 10/25/2029	20,372,972	(b)
9,505,951	Ser. 2017-HQA2, Class M2, (1M USD LIBOR + 2.65%), 2.80%, due 12/25/2029	9,439,708	(b)(n)
16,454,000	Ser. 2017-DNA3, Class M2, (1M USD LIBOR + 2.50%), 2.65%, due 3/25/2030	16,628,840	(b)
2,384,084	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 2.50%, due 4/25/2030	2,405,673	(b)
5,588,111	Ser. 2018-DNA1, Class M2, (1M USD LIBOR + 1.80%), 1.95%, due 7/25/2030	5,457,855	(b)
12,436,499	Ser. 2018-HQA1, Class M2, (1M USD LIBOR + 2.30%), 2.45%, due 9/25/2030	12,160,662	(b)
	Government National Mortgage Association
3,437,968	Ser. 2013-186, Class SA, (6.100% – 1M USD LIBOR), 5.95%, due 12/16/2043	584,846	(b)(o)
10,477,537	Ser. 2015-187, Class AI, 4.50%, due 12/20/2045	1,527,827	(o)
14,210,154	Ser. 2017-112, Class KS, (6.200% – 1M USD LIBOR), 6.05%, due 7/20/2047	2,824,602	(b)(o)
339,173	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, (1M USD LIBOR + 0.16%), 0.31%, due 10/25/2036	323,867	(b)
	OBX Trust
4,055,355	Ser. 2019-EXP2, Class 2A1A, (1M USD LIBOR + 0.90%), 1.05%, due 6/25/2059	4,051,403	(b)(m)
3,979,620	Ser. 2019-EXP3, Class 2A1A, (1M USD LIBOR + 0.90%), 1.05%, due 10/25/2059	3,984,360	(b)(m)
		202,739,570
Commercial Mortgage-Backed 2.2%
	BX Commercial Mortgage Trust
4,286,448	Ser. 2018-IND, Class A, (1M USD LIBOR + 0.75%), 0.90%, due 11/15/2035	4,267,607	(b)(m)
1,561,000	Ser. 2018-IND, Class B, (1M USD LIBOR + 0.90%), 1.05%, due 11/15/2035	1,553,241	(b)(m)
4,930,000	BXMT Ltd., Ser. 2020-FL2, Class A, (1M USD LIBOR + 0.90%), 1.05%, due 2/16/2037	4,850,972	(b)(m)
	Citigroup Commercial Mortgage Trust
1,000,000	Ser. 2012-GC8, Class B, 4.29%, due 9/10/2045	1,009,352	(m)
52,264,281	Ser. 2014-GC25, Class XA, 0.99%, due 10/10/2047	1,675,828	(l)(o)
29,366,406	Ser. 2015-GC27, Class XA, 1.34%, due 2/10/2048	1,354,693	(l)(o)
	Commercial Mortgage Trust
160,835	Ser. 2012-CR3, Class XA, 1.85%, due 10/15/2045	4,238	(l)(o)
6,200,000	Ser. 2012 -CR4, Class AM, 3.25%, due 10/15/2045	6,224,465
31,453,514	Ser. 2014-CR16, Class XA, 0.97%, due 4/10/2047	879,991	(l)(o)
28,288,642	Ser. 2014-CR17, Class XA, 0.97%, due 5/10/2047	756,877	(l)(o)
40,328,182	Ser. 2014-UBS3, Class XA, 1.07%, due 6/10/2047	1,295,926	(l)(o)
47,418,889	Ser. 2014-UBS6, Class XA, 0.89%, due 12/10/2047	1,348,489	(l)(o)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$34,245,423	CSAIL Commercial Mortgage Trust, Ser. 2015-C2, Class XA, 0.75%, due 6/15/2057	$944,544	(l)(o)
	Freddie Mac Multiclass Certificates
61,820,000	Ser. 2020-RR03, Class X1, 1.71%, due 7/27/2028	6,863,219	(o)
27,400,000	Ser. 2020-RR02, Class DX, 1.82%, due 9/27/2028	3,271,661	(l)(o)
65,436,000	Ser. 2020-RR04, Class X, 2.13%, due 2/27/2029	8,910,989	(l)(o)
18,835,000	Ser. 2020-RR02, Class CX, 1.27%, due 3/27/2029	1,658,426	(l)(o)
	Freddie Mac Multifamily Structured Pass Through Certificates
70,984,000	Ser. K083, Class XAM, 0.05%, due 10/25/2028	503,404	(l)(o)
77,922,000	Ser. K085, Class XAM, 0.06%, due 10/25/2028	618,989	(l)(o)
	GS Mortgage Securities Trust
4,050,000	Ser. 2019-BOCA, Class A, (1M USD LIBOR + 1.20%), 1.35%, due 6/15/2038	3,959,269	(b)(m)
1,702,169	Ser. 2011-GC3, Class A4, 4.75%, due 3/10/2044	1,704,940	(m)
256,073	Ser. 2011-GC5, Class XA, 1.32%, due 8/10/2044	1,103	(l)(m)(o)
58,925,308	Ser. 2014-GC18, Class XA, 1.01%, due 1/10/2047	1,564,231	(l)(o)
44,835,157	Ser. 2015-GC30, Class XA, 0.75%, due 5/10/2050	1,264,450	(l)(o)
476,286	Morgan Stanley Capital I Trust, Ser. 2011-C3, Class XA, 0.61%, due 7/15/2049	1,033	(l)(m)(o)
	WF-RBS Commercial Mortgage Trust
1,044,338	Ser. 2011-C2, Class XA, 0.80%, due 2/15/2044	30	(l)(m)(o)
206,189	Ser. 2012-C6, Class XA, 2.05%, due 4/15/2045	2,798	(l)(m)(o)
102,868,000	Ser. 2013-C14, Class XB, 0.13%, due 6/15/2046	522,744	(l)(o)
33,710,355	Ser. 2014-C21, Class XA, 1.03%, due 8/15/2047	1,020,291	(l)(o)
55,659,816	Ser. 2014-C25, Class XA, 0.81%, due 11/15/2047	1,484,570	(l)(o)
16,573,233	Ser. 2014-C22, Class XA, 0.81%, due 9/15/2057	404,296	(l)(o)
		59,922,666
Fannie Mae 0.0%(d)
344	Pass-Through Certificates, 7.50%, due 12/1/2032	403
Ginnie Mae 7.6%
	Pass-Through Certificates
564	7.00%, due 8/15/2032	689
38,045,000	2.00%, TBA, 30 Year Maturity	39,485,063	(p)
99,350,000	2.50%, TBA, 30 Year Maturity	104,045,839	(p)
63,755,000	3.00%, TBA, 30 Year Maturity	66,534,320	(p)
		210,065,911
Uniform Mortgage-Backed Securities 18.1%
	Pass-Through Certificates
14,255,000	1.50%, TBA, 30 Year Maturity	14,343,537	(p)
42,715,000	2.00%, TBA, 15 Year Maturity	44,290,116	(p)
228,125,000	2.50%, TBA, 30 Year Maturity	237,686,645	(p)
148,550,000	2.00%, TBA, 30 Year Maturity	153,151,568	(p)
49,930,000	3.00%, TBA, 30 Year Maturity	52,184,651	(p)
		501,656,517
	Total Mortgage-Backed Securities (Cost $1,000,473,489)	974,385,067

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Corporate Bonds 57.0%
Advertising 0.3%
$2,045,000	Nielsen Co. Luxembourg S.a.r.l., 5.00%, due 2/1/2025	$2,100,624	(m)(q)
	Nielsen Finance LLC/Nielsen Finance Co.
102,000	5.00%, due 4/15/2022	102,051	(m)
2,240,000	5.63%, due 10/1/2028	2,318,400	(m)
2,630,000	5.88%, due 10/1/2030	2,764,787	(m)
		7,285,862
Aerospace & Defense 1.4%
1,225,000	BBA U.S. Holdings, Inc., 5.38%, due 5/1/2026	1,237,250	(m)
	Boeing Co.
2,620,000	3.90%, due 5/1/2049	2,417,215
1,120,000	3.75%, due 2/1/2050	994,976
12,100,000	5.81%, due 5/1/2050	14,230,437	(n)
505,000	Howmet Aerospace, Inc., 5.90%, due 2/1/2027	554,238
3,205,000	Science Applications Int'l Corp., 4.88%, due 4/1/2028	3,357,430	(m)
	Spirit AeroSystems, Inc.
675,000	5.50%, due 1/15/2025	686,812	(m)
1,760,000	7.50%, due 4/15/2025	1,775,189	(m)
	TransDigm, Inc.
3,850,000	6.25%, due 3/15/2026	4,013,625	(m)
1,935,000	6.38%, due 6/15/2026	1,929,582
4,765,000	7.50%, due 3/15/2027	4,919,862
2,515,000	5.50%, due 11/15/2027	2,451,999
		38,568,615
Agriculture 1.1%
	BAT Capital Corp.
545,000	(3M USD LIBOR + 0.88%), 1.16%, due 8/15/2022	547,828	(b)
8,275,000	4.91%, due 4/2/2030	9,636,579	(n)
9,060,000	3.73%, due 9/25/2040	8,881,739
10,870,000	BAT Int'l Finance PLC, 1.67%, due 3/25/2026	10,912,697
1,095,000	JBS Investments II GmbH, 7.00%, due 1/15/2026	1,169,898	(m)
		31,148,741
Air Transportation 0.6%
575,000	American Airlines Group, Inc., 3.75%, due 3/1/2025	286,914	(m)(q)
3,775,000	Delta Air Lines, Inc., 7.38%, due 1/15/2026	3,901,607
3,700,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, due 10/20/2028	3,778,944	(m)
6,980,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, due 6/20/2027	7,267,925	(m)(n)
500,000	United Airlines Holdings, Inc., 4.25%, due 10/1/2022	454,650
		15,690,040
Airlines 0.1%
3,210,000	United Airlines Pass Through Trust, Ser. 2020-1, Class A, 5.88%, due 10/15/2027	3,216,851
650,000	Unity 1 Sukuk Ltd., 3.86%, due 11/30/2021	661,100	(r)
		3,877,951

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Auto Loans 0.4%
	Ford Motor Credit Co. LLC
$410,000	3.09%, due 1/9/2023	$405,900
415,000	3.10%, due 5/4/2023	409,813
435,000	3.66%, due 9/8/2024	431,281
420,000	4.69%, due 6/9/2025	430,080
1,920,000	5.13%, due 6/16/2025	2,001,197
5,480,000	4.39%, due 1/8/2026	5,521,100
1,510,000	5.11%, due 5/3/2029	1,568,512
		10,767,883
Auto Manufacturers 0.7%
750,000	BMW U.S. Capital LLC, (3M USD LIBOR + 0.50%), 0.75%, due 8/13/2021	751,456	(b)(m)
	Daimler Finance N.A. LLC
500,000	(3M USD LIBOR + 0.43%), 0.69%, due 2/12/2021	500,228	(b)(m)
500,000	(3M USD LIBOR + 0.90%), 1.18%, due 2/15/2022	503,248	(b)(m)
9,685,000	General Motors Co., 6.13%, due 10/1/2025	11,349,944	(n)
4,075,000	General Motors Financial Co., Inc., 5.10%, due 1/17/2024	4,468,366
1,135,000	Toyota Motor Credit Corp., (3M USD LIBOR + 0.15%), 0.41%, due 2/14/2022	1,135,223	(b)
		18,708,465
Auto Parts & Equipment 0.3%
1,405,000	American Axle & Manufacturing, Inc., 6.88%, due 7/1/2028	1,429,587	(q)
980,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 2/1/2028	1,002,050	(m)
2,760,000	Goodyear Tire & Rubber Co., 9.50%, due 5/31/2025	3,029,100
	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.
790,000	6.25%, due 5/15/2026	825,550	(m)
830,000	8.50%, due 5/15/2027	865,815	(m)
		7,152,102
Automakers 0.2%
	Ford Motor Co.
1,415,000	9.63%, due 4/22/2030	1,899,638
365,000	7.45%, due 7/16/2031	434,806
1,055,000	4.75%, due 1/15/2043	977,194
1,060,000	5.29%, due 12/8/2046	1,002,055
		4,313,693
Banking 0.0%(d)
850,000	GMAC LLC, 8.00%, due 11/1/2031	1,172,770
Banks 7.9%
500,000	ABN AMRO Bank NV, (3M USD LIBOR + 0.57%), 0.82%, due 8/27/2021	501,940	(b)(m)
1,600,000	Banco Bilbao Vizcaya Argentaria SA, Ser. 9, 6.50%, due 3/5/2025	1,572,000	(s)(t)
200,000	Banco Bradesco SA, 3.20%, due 1/27/2025	203,900	(m)
200,000	Banco Davivienda SA, 5.88%, due 7/9/2022	212,002	(r)
	Banco de Bogota SA
1,310,000	6.25%, due 5/12/2026	1,437,738	(m)
200,000	6.25%, due 5/12/2026	219,502	(r)
90,000	Banco de Credito del Peru, 2.70%, due 1/11/2025	93,267	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	Banco do Brasil SA
$200,000	3.88%, due 10/10/2022	$205,840
1,090,000	9.00%, due 6/18/2024	1,190,007	(m)(s)(t)
200,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, due 6/6/2024	210,950	(r)
150,000	Banco Int'l del Peru SAA Interbank, 3.38%, due 1/18/2023	156,000	(r)
200,000	Banco Santander Chile, 2.50%, due 12/15/2020	199,800	(r)
150,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, due 4/17/2025	168,002	(m)
	Banco Santander SA
2,600,000	7.50%, due 2/8/2024	2,697,500	(r)(s)(t)
3,200,000	2.75%, due 5/28/2025	3,367,706
4,600,000	3.49%, due 5/28/2030	4,974,924
211,000	Banco Votorantim SA, 4.50%, due 9/24/2024	217,596	(m)
200,000	Bancolombia SA, 3.00%, due 1/29/2025	201,924
1,080,000	Bangkok Bank PCL, 3.73%, due 9/25/2034	1,057,648	(m)(s)
	Bank of America Corp.
1,365,000	(3M USD LIBOR + 1.00%), 1.21%, due 4/24/2023	1,378,406	(b)
1,296,000	Ser. JJ, 5.13%, due 6/20/2024	1,330,237	(s)(t)
1,528,000	Ser. X, 6.25%, due 9/5/2024	1,661,700	(s)(t)
9,400,000	3.71%, due 4/24/2028	10,552,816	(n)(s)
7,380,000	3.97%, due 3/5/2029	8,468,259	(n)(s)
	Bank of New York Mellon Corp.
240,000	Ser. G, 4.70%, due 9/20/2025	256,800	(s)(t)
1,233,000	Ser. F, 4.63%, due 9/20/2026	1,279,237	(s)(t)
2,865,000	Barclays PLC, 6.13%, due 12/15/2025	2,915,137	(s)(t)
200,000	BBVA Bancomer SA, 6.75%, due 9/30/2022	215,300	(r)
	BNP Paribas SA
1,237,000	6.63%, due 3/25/2024	1,312,395	(m)(s)(t)
1,120,000	7.38%, due 8/19/2025	1,250,200	(m)(s)(t)
1,285,000	4.50%, due 2/25/2030	1,223,962	(m)(s)(t)
8,935,000	3.05%, due 1/13/2031	9,458,414	(m)(n)(s)
	Citigroup, Inc.
1,128,000	(3M USD LIBOR + 0.69%), 0.91%, due 10/27/2022	1,134,778	(b)
1,100,000	Ser. B, 5.90%, due 2/15/2023	1,139,611	(s)(t)
180,000	(3M USD LIBOR + 0.95%), 1.16%, due 7/24/2023	181,320	(b)
1,320,000	Ser. U, 5.00%, due 9/12/2024	1,325,683	(s)(t)
865,000	Ser. V, 4.70%, due 1/30/2025	847,484	(s)(t)
5,165,000	3.52%, due 10/27/2028	5,731,502	(s)
6,960,000	2.98%, due 11/5/2030	7,473,877	(n)(s)
	Citizens Financial Group, Inc.
900,000	Ser. B, 6.00%, due 7/6/2023	867,507	(s)(t)
1,203,000	Ser. C, 6.38%, due 4/6/2024	1,204,420	(s)(t)
890,000	Comerica, Inc., 5.63%, due 7/1/2025	950,075	(s)(t)
1,400,000	Commerzbank AG, 7.00%, due 4/9/2025	1,405,838	(r)(s)(t)
206,000	Credit Bank of Moscow Via CBOM Finance PLC, 4.70%, due 1/29/2025	206,824	(m)
1,040,000	Credit Suisse AG, (SOFR + 0.45%), 0.54%, due 2/4/2022	1,040,925	(b)
	Credit Suisse Group AG
1,003,000	6.38%, due 8/21/2026	1,076,971	(m)(s)(t)
3,180,000	5.25%, due 2/11/2027	3,201,624	(m)(s)(t)
870,000	5.10%, due 1/24/2030	841,725	(m)(s)(t)
6,665,000	4.19%, due 4/1/2031	7,643,879	(m)(n)(s)
	DIB Sukuk Ltd.
200,000	3.60%, due 3/30/2021	202,000	(r)
200,000	3.63%, due 2/6/2023	208,043	(r)
200,000	2.95%, due 1/16/2026	207,455	(r)
200,000	Emirates Development Bank PJSC, 3.52%, due 3/6/2024	212,613	(r)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,115,000	Emirates NBD Bank PJSC, 6.13%, due 3/20/2025	$1,148,495	(r)(s)(t)
	Fifth Third Bancorp
1,793,000	5.10%, due 6/30/2023	1,694,385	(s)(t)
450,000	Ser. L, 4.50%, due 9/30/2025	454,500	(s)(t)
	Goldman Sachs Group, Inc.
1,365,000	(3M USD LIBOR + 0.75%), 1.01%, due 2/23/2023	1,371,357	(b)
509,000	Ser. Q, 5.50%, due 8/10/2024	545,902	(s)(t)
736,000	Ser. R, 4.95%, due 2/10/2025	753,888	(s)(t)
976,000	Ser. O, 5.30%, due 11/10/2026	1,039,440	(s)(t)
3,550,000	4.02%, due 10/31/2038	4,138,498	(s)
	Grupo Aval Ltd.
200,000	4.75%, due 9/26/2022	208,000	(r)
1,105,000	4.38%, due 2/4/2030	1,075,717	(m)
289,000	Gulf Int'l Bank BSC, 3.50%, due 3/25/2022	295,992	(r)
10,535,000	HSBC Holdings PLC, 6.00%, due 5/22/2027	10,921,266	(n)(s)(t)
	Huntington Bancshares, Inc.
1,643,000	Ser. E, 5.70%, due 4/15/2023	1,576,475	(s)(t)
480,000	Ser. F, 5.63%, due 7/15/2030	537,000	(s)(t)
	ING Groep NV
803,000	6.50%, due 4/16/2025	850,176	(s)(t)
2,895,000	5.75%, due 11/16/2026	3,016,243	(s)(t)
200,000	Itau Unibanco Holding SA, 2.90%, due 1/24/2023	201,502	(m)
	JPMorgan Chase & Co.
861,000	Ser. CC, 4.63%, due 11/1/2022	839,475	(s)(t)
1,385,000	(3M USD LIBOR + 0.90%), 1.11%, due 4/25/2023	1,395,899	(b)
1,426,000	Ser. FF, 5.00%, due 8/1/2024	1,426,000	(s)(t)
792,000	Ser. HH, 4.60%, due 2/1/2025	780,912	(s)(t)
3,560,000	4.49%, due 3/24/2031	4,301,194	(s)
8,025,000	2.96%, due 5/13/2031	8,539,009	(n)(s)
	Lloyds Banking Group PLC
1,345,000	7.50%, due 6/27/2024	1,418,975	(s)(t)
2,070,000	7.50%, due 9/27/2025	2,231,276	(s)(t)
665,000	M&T Bank Corp., Ser. G, 5.00%, due 8/1/2024	679,989	(s)(t)
200,000	Mashreqbank PSC, 4.25%, due 2/26/2024	213,428	(r)
	Morgan Stanley
4,915,000	Ser. H, (3M USD LIBOR + 3.61%), 3.85%, due 1/15/2021	4,730,504	(b)(t)
1,310,000	(SOFR + 0.70%), 0.79%, due 1/20/2023	1,313,498	(b)
16,475,000	3.59%, due 7/22/2028	18,517,199	(n)(s)
600,000	National Australia Bank Ltd., (3M USD LIBOR + 0.35%), 0.57%, due 1/12/2021	600,403	(b)(m)
	Natwest Group PLC
2,000,000	6.00%, due 12/29/2025	2,069,400	(s)(t)
10,880,000	3.03%, due 11/28/2035	10,552,730	(s)
200,000	Philippine National Bank, 3.28%, due 9/27/2024	209,751	(r)
200,000	QIB Sukuk Ltd., 3.25%, due 5/23/2022	204,787	(r)
200,000	QNB Finance Ltd., (3M USD LIBOR + 1.35%), 1.61%, due 5/31/2021	200,700	(b)(r)
445,000	Regions Financial Corp., Ser. D, 5.75%, due 6/15/2025	476,706	(s)(t)
885,000	Royal Bank of Canada, (3M USD LIBOR + 0.36%), 0.58%, due 1/17/2023	887,706	(b)
500,000	Santander UK PLC, (3M USD LIBOR + 0.62%), 0.87%, due 6/1/2021	501,436	(b)
200,000	Shinhan Bank Co. Ltd., 3.88%, due 12/7/2026	204,915	(r)(s)
3,400,000	Skandinaviska Enskilda Banken AB, 5.13%, due 5/13/2025	3,446,750	(r)(s)(t)
680,000	Toronto-Dominion Bank, (SOFR + 0.48%), 0.57%, due 1/27/2023	681,945	(b)
	Truist Financial Corp.
1,748,000	Ser. N, 4.80%, due 9/1/2024	1,762,246	(s)(t)
1,003,000	Ser. L, 5.05%, due 12/15/2024	982,539	(s)(t)
440,000	Ser. Q, 5.10%, due 3/1/2030	481,496	(s)(t)
200,000	Turkiye Vakiflar Bankasi TAO, 5.50%, due 10/27/2021	198,000	(r)
1,015,000	U.S. Bank NA/Cincinnati OH, (3M USD LIBOR + 0.40%), 0.64%, due 12/9/2022	1,019,780	(b)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$3,551,000	UBS Group AG, 6.88%, due 8/7/2025	$3,914,977	(r)(s)(t)
589,000	UniCredit SpA, 8.00%, due 6/3/2024	618,450	(r)(s)(t)
200,000	United Bank for Africa PLC, 7.75%, due 6/8/2022	198,808	(r)
	Wells Fargo & Co.
1,300,000	(3M USD LIBOR + 1.11%), 1.32%, due 1/24/2023	1,309,851	(b)
1,257,000	Ser. S, 5.90%, due 6/15/2024	1,267,959	(s)(t)
6,410,000	2.57%, due 2/11/2031	6,675,463	(n)(s)
3,500,000	5.01%, due 4/4/2051	4,713,161	(s)
	Westpac Banking Corp.
500,000	(3M USD LIBOR + 0.85%), 1.12%, due 8/19/2021	503,335	(b)
440,000	(3M USD LIBOR + 0.39%), 0.61%, due 1/13/2023	442,199	(b)
		217,636,950
Beverages 0.7%
	Anheuser-Busch InBev Worldwide, Inc.
6,175,000	4.60%, due 4/15/2048	7,315,145	(n)
9,870,000	4.75%, due 4/15/2058	11,858,257	(n)
		19,173,402
Biotechnology 0.0%(d)
105,000	Gilead Sciences, Inc., (3M USD LIBOR + 0.52%), 0.74%, due 9/29/2023	105,172	(b)
Brokerage 0.1%
	LPL Holdings, Inc.
2,460,000	5.75%, due 9/15/2025	2,539,950	(m)
600,000	4.63%, due 11/15/2027	615,000	(m)
		3,154,950
Building & Construction 0.5%
	Shea Homes L.P./Shea Homes Funding Corp.
515,000	4.75%, due 2/15/2028	520,150	(m)
625,000	4.75%, due 4/1/2029	634,375	(m)
	Taylor Morrison Communities, Inc.
1,410,000	5.88%, due 6/15/2027	1,558,050	(m)
2,940,000	5.75%, due 1/15/2028	3,263,400	(m)
2,800,000	5.13%, due 8/1/2030	3,039,904	(m)
	TRI Pointe Group, Inc.
1,235,000	5.25%, due 6/1/2027	1,327,625
4,175,000	5.70%, due 6/15/2028	4,634,250
		14,977,754
Building Materials 0.9%
4,645,000	Beacon Roofing Supply, Inc., 4.88%, due 11/1/2025	4,556,745	(m)(n)
950,000	CD&R Waterworks Merger Sub LLC, 6.13%, due 8/15/2025	964,250	(m)
1,080,000	Cemex SAB de CV, 7.38%, due 6/5/2027	1,189,631	(m)
2,250,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	2,298,487	(m)
	Jeld-Wen, Inc.
1,660,000	4.63%, due 12/15/2025	1,680,750	(m)
2,825,000	4.88%, due 12/15/2027	2,916,812	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	Masonite Int'l Corp.
$2,610,000	5.75%, due 9/15/2026	$2,727,450	(m)
1,500,000	5.38%, due 2/1/2028	1,590,000	(m)
947,000	Ply Gem Midco LLC, 8.00%, due 4/15/2026	984,880	(m)
	Standard Industries, Inc.
470,000	5.00%, due 2/15/2027	484,688	(m)
1,210,000	4.75%, due 1/15/2028	1,264,450	(m)
4,060,000	4.38%, due 7/15/2030	4,181,800	(m)
200,000	Votorantim Cimentos Int'l SA, 7.25%, due 4/5/2041	255,710	(r)
620,000	White Cap Buyer LLC, 6.88%, due 10/15/2028	635,500	(m)
		25,731,153
Cable & Satellite Television 1.5%
1,490,000	Cable One, Inc., 4.00%, due 11/15/2030	1,512,350	(m)(u)
	CCO Holdings LLC/CCO Holdings Capital Corp.
1,995,000	5.75%, due 2/15/2026	2,068,137	(m)
1,070,000	5.50%, due 5/1/2026	1,112,800	(m)
3,210,000	5.00%, due 2/1/2028	3,380,130	(m)
2,135,000	4.75%, due 3/1/2030	2,245,700	(m)
4,405,000	4.50%, due 8/15/2030	4,575,694	(m)
1,205,000	4.25%, due 2/1/2031	1,232,112	(m)
	CSC Holdings LLC
1,095,000	5.50%, due 5/15/2026	1,137,431	(m)
870,000	7.50%, due 4/1/2028	952,533	(m)
1,255,000	6.50%, due 2/1/2029	1,392,448	(m)
7,670,000	5.75%, due 1/15/2030	8,199,575	(m)(n)
270,000	4.13%, due 12/1/2030	274,531	(m)
1,835,000	4.63%, due 12/1/2030	1,834,504	(m)
3,090,000	DISH DBS Corp., 7.38%, due 7/1/2028	3,113,175
	Radiate Holdco LLC/Radiate Finance, Inc.
810,000	4.50%, due 9/15/2026	814,050	(m)
2,015,000	6.50%, due 9/15/2028	2,075,450	(m)
660,000	Virgin Media Finance PLC, 5.00%, due 7/15/2030	656,700	(m)
2,225,000	Virgin Media Secured Finance PLC, 5.50%, due 8/15/2026	2,314,779	(m)
2,415,000	Virgin Media Vendor Financing Notes IV DAC, 5.00%, due 7/15/2028	2,408,986	(m)
		41,301,085
Chemicals 1.2%
200,000	Bluestar Finance Holdings Ltd., 3.50%, due 9/30/2021	203,039	(r)
200,000	CNAC HK Finbridge Co. Ltd., 3.38%, due 6/19/2024	207,131	(r)
1,320,000	Element Solutions, Inc., 3.88%, due 9/1/2028	1,303,500	(m)
3,290,000	H.B. Fuller Co., 4.25%, due 10/15/2028	3,335,237
410,000	Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, due 7/1/2028	438,700	(m)
1,490,000	Ingevity Corp., 3.88%, due 11/1/2028	1,512,648	(m)
6,525,000	LYB Int'l Finance III LLC, 2.25%, due 10/1/2030	6,503,395	(q)
200,000	MEGlobal Canada ULC, 5.00%, due 5/18/2025	217,690	(m)
311,000	Mexichem SAB de CV, 4.88%, due 9/19/2022	330,049	(r)
485,000	Minerals Technologies, Inc., 5.00%, due 7/1/2028	499,550	(m)
1,605,000	Nouryon Holding BV, 8.00%, due 10/1/2026	1,689,262	(m)(q)
	NOVA Chemicals Corp.
1,190,000	4.88%, due 6/1/2024	1,177,148	(m)
5,220,000	5.25%, due 6/1/2027	5,097,330	(m)
3,250,000	Olin Corp., 5.63%, due 8/1/2029	3,359,655
1,940,000	SASOL Financing USA LLC, 5.88%, due 3/27/2024	1,874,040
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$490,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.38%, due 9/1/2025	$497,350	(m)
1,170,000	Tronox, Inc., 6.50%, due 4/15/2026	1,186,684	(m)(q)
3,145,000	WR Grace & Co-Conn, 4.88%, due 6/15/2027	3,276,335	(m)
		32,708,743
Commercial Services 0.2%
200,000	DP World Crescent Ltd., 3.91%, due 5/31/2023	211,278	(r)
2,055,000	Georgetown University, Ser. 20A, 2.94%, due 4/1/2050	1,949,538
1,250,000	ServiceMaster Co. LLC, 5.13%, due 11/15/2024	1,283,125	(m)
1,115,000	United Rentals N.A., Inc., 5.25%, due 1/15/2030	1,208,381
		4,652,322
Computers 0.2%
	IBM Corp.
970,000	(3M USD LIBOR + 0.40%), 0.65%, due 5/13/2021	971,840	(b)
4,740,000	4.25%, due 5/15/2049	5,827,312
		6,799,152
Consumer - Commercial Lease Financing 0.3%
592,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	523,920	(m)(s)
3,254,856	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	2,180,753	(m)(v)
	Springleaf Finance Corp.
1,345,000	6.13%, due 3/15/2024	1,413,868
400,000	8.88%, due 6/1/2025	440,000
2,145,000	7.13%, due 3/15/2026	2,378,505
		6,937,046
Distribution - Wholesale 0.0%(d)
840,000	Performance Food Group, Inc., 5.50%, due 6/1/2024	846,300	(m)
Diversified Capital Goods 0.2%
2,015,000	Amsted Industries, Inc., 4.63%, due 5/15/2030	2,075,450	(m)
2,300,000	EnerSys, 4.38%, due 12/15/2027	2,357,500	(m)
2,485,000	Resideo Funding, Inc., 6.13%, due 11/1/2026	2,398,025	(m)
		6,830,975
Diversified Financial Services 1.7%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
10,915,000	4.45%, due 10/1/2025	11,037,544	(n)
2,975,000	3.88%, due 1/23/2028	2,819,581
9,545,000	Air Lease Corp., 2.30%, due 2/1/2025	9,412,429	(n)
	American Express Co.
410,000	(3M USD LIBOR + 0.53%), 0.81%, due 5/17/2021	410,935	(b)
876,000	(3M USD LIBOR + 0.65%), 0.90%, due 2/27/2023	882,142	(b)
200,000	Banco BTG Pactual SA, 4.50%, due 1/10/2025	203,250	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	Capital One Financial Corp.
$1,045,000	Ser. E, (3M USD LIBOR + 3.80%), 4.05%, due 12/1/2020	$953,563	(b)(t)
280,000	(3M USD LIBOR + 0.95%), 1.19%, due 3/9/2022	282,434	(b)
750,000	Charles Schwab Corp., Ser. G, 5.38%, due 6/1/2025	821,250	(s)(t)
	Discover Financial Services
445,000	Ser. D, 6.13%, due 6/23/2025	479,710	(s)(t)
2,081,000	Ser. C, 5.50%, due 10/30/2027	2,029,911	(s)(t)
200,000	Haitong Int'l Securities Group Ltd., 3.13%, due 5/18/2025	206,574	(r)
	ICBCIL Finance Co. Ltd.
355,000	3.20%, due 11/10/2020	355,131	(r)
200,000	2.50%, due 9/29/2021	201,932	(r)
850,000	Intercontinental Exchange, Inc., (3M USD LIBOR + 0.65%), 0.90%, due 6/15/2023	852,873	(b)
200,000	Rural Electrification Corp. Ltd., 3.07%, due 12/18/2020	200,219	(r)
16,620,000	Synchrony Financial, 2.85%, due 7/25/2022	17,146,884	(n)
		48,296,362
Electric 1.1%
1,500,000	1MDB Energy Ltd., 5.99%, due 5/11/2022	1,569,477	(r)
1,095,000	Adani Electricity Mumbai Ltd., 3.95%, due 2/12/2030	1,081,893	(m)
234,000	China Huadian Overseas Development 2018 Ltd., 3.38%, due 6/23/2025	239,850	(r)(s)(t)
675,000	Dominion Energy, Inc., Ser. B, 4.65%, due 12/15/2024	690,757	(s)(t)
325,000	Duke Energy Florida LLC, Ser. A, (3M USD LIBOR + 0.25%), 0.48%, due 11/26/2021	325,391	(b)
200,000	Eskom Holdings SOC Ltd., 5.75%, due 1/26/2021	196,000	(r)
6,360,000	Exelon Corp., 4.70%, due 4/15/2050	8,056,714	(n)
178,000	Genneia SA, 8.75%, due 1/20/2022	135,888	(r)
	NRG Energy, Inc.
580,000	7.25%, due 5/15/2026	613,054
605,000	5.25%, due 6/15/2029	655,669	(m)
4,240,000	Pacific Gas & Electric Co., 3.30%, due 8/1/2040	3,896,748
300,000	Pampa Energia SA, 7.38%, due 7/21/2023	248,994	(r)
11,305,000	Southern Co., Ser. B, 4.00%, due 1/15/2051	11,496,264	(s)
		29,206,699
Electric - Generation 0.5%
	Calpine Corp.
9,050,000	4.50%, due 2/15/2028	9,208,375	(m)(n)
990,000	5.13%, due 3/15/2028	1,020,794	(m)
1,960,000	4.63%, due 2/1/2029	1,979,032	(m)
2,731,000	5.00%, due 2/1/2031	2,788,214	(m)
		14,996,415
Electric - Integrated 0.1%
	Talen Energy Supply LLC
845,000	10.50%, due 1/15/2026	585,162	(m)
2,060,000	7.25%, due 5/15/2027	2,064,244	(m)
70,000	6.63%, due 1/15/2028	66,850	(m)
480,000	7.63%, due 6/1/2028	469,800	(m)
		3,186,056

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Electronics 0.2%
$2,885,000	Amkor Technology, Inc., 6.63%, due 9/15/2027	$3,086,950	(m)
	Honeywell Int'l, Inc.
450,000	(3M USD LIBOR + 0.37%), 0.61%, due 8/8/2022	451,785	(b)
260,000	(3M USD LIBOR + 0.23%), 0.50%, due 8/19/2022	260,335	(b)
1,515,000	ON Semiconductor Corp., 3.88%, due 9/1/2028	1,541,513	(m)
		5,340,583
Energy - Alternate Resources 0.0%(d)
200,000	Contemporary Ruiding Development Ltd., 1.88%, due 9/17/2025	199,906	(r)
Energy - Alternate Sources 0.0%(d)
311,000	Azure Power Energy Ltd., 5.50%, due 11/3/2022	317,987	(r)
200,000	Greenko Dutch BV, 4.88%, due 7/24/2022	200,600	(r)
		518,587
Energy - Exploration & Production 1.1%
	Apache Corp.
735,000	4.88%, due 11/15/2027	689,798
1,315,000	4.38%, due 10/15/2028	1,208,617
425,000	5.10%, due 9/1/2040	390,156
1,035,000	4.75%, due 4/15/2043	915,975
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.
3,385,000	7.00%, due 11/1/2026	2,995,725	(m)
580,000	9.00%, due 11/1/2027	562,600	(m)
1,175,000	Comstock Escrow Corp., 9.75%, due 8/15/2026	1,237,862
1,005,000	Comstock Resources, Inc., 9.75%, due 8/15/2026	1,059,019
3,635,000	CrownRock L.P./CrownRock Finance, Inc., 5.63%, due 10/15/2025	3,574,586	(m)
	Hilcorp Energy I L.P./Hilcorp Finance Co.
490,000	5.75%, due 10/1/2025	452,946	(m)
1,135,000	6.25%, due 11/1/2028	1,039,728	(m)
1,035,000	Matador Resources Co., 5.88%, due 9/15/2026	833,175
800,000	Occidental Petroleum Corp., 5.88%, due 9/1/2025	704,000
	Parsley Energy LLC/Parsley Finance Corp.
3,839,000	5.25%, due 8/15/2025	3,954,170	(m)
1,905,000	5.63%, due 10/15/2027	2,026,444	(m)
2,820,000	PDC Energy, Inc., 5.75%, due 5/15/2026	2,657,850
	Range Resources Corp.
970,000	4.88%, due 5/15/2025	902,100
1,205,000	9.25%, due 2/1/2026	1,277,300	(m)
	WPX Energy, Inc.
420,000	5.25%, due 9/15/2024	435,750
1,185,000	5.75%, due 6/1/2026	1,216,995
2,770,000	5.88%, due 6/15/2028	2,832,325
		30,967,121

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Engineering & Construction 0.1%
	China Minmetals Corp.
$200,000	4.45%, due 5/13/2021	$202,100	(r)(s)(t)
410,000	3.75%, due 11/13/2022	417,400	(r)(s)(t)
1,050,000	IHS Netherlands Holdco BV, 8.00%, due 9/18/2027	1,065,750	(m)
		1,685,250
Entertainment 0.0%(d)
710,000	Cedar Fair L.P., 5.25%, due 7/15/2029	644,325
Food 0.8%
10,320,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	11,998,342	(m)(n)
5,135,000	Kraft Heinz Foods Co., 3.75%, due 4/1/2030	5,388,985	(m)(n)
2,070,000	Kroger Co., 5.40%, due 1/15/2049	2,860,758
	MARB BondCo PLC
200,000	6.88%, due 1/19/2025	206,660	(r)
1,495,000	6.88%, due 1/19/2025	1,544,783	(m)
1,380,000	Minerva Luxembourg SA, 6.50%, due 9/20/2026	1,435,214	(m)
		23,434,742
Food - Wholesale 1.0%
	Kraft Heinz Foods Co.
2,360,000	5.20%, due 7/15/2045	2,605,278
9,951,000	4.88%, due 10/1/2049	10,478,575	(m)(n)
	Performance Food Group, Inc.
280,000	6.88%, due 5/1/2025	296,100	(m)(q)
1,880,000	5.50%, due 10/15/2027	1,927,000	(m)
	Post Holdings, Inc.
2,190,000	5.75%, due 3/1/2027	2,294,485	(m)
3,465,000	5.63%, due 1/15/2028	3,655,575	(m)
3,555,000	5.50%, due 12/15/2029	3,834,956	(m)
1,415,000	4.63%, due 4/15/2030	1,452,144	(m)
1,055,000	U.S. Foods, Inc., 6.25%, due 4/15/2025	1,102,475	(m)
		27,646,588
Gaming 0.5%
	Boyd Gaming Corp.
990,000	6.38%, due 4/1/2026	1,027,204
1,865,000	6.00%, due 8/15/2026	1,911,047
	Caesars Entertainment, Inc.
1,145,000	6.25%, due 7/1/2025	1,175,623	(m)
1,110,000	8.13%, due 7/1/2027	1,158,501	(m)
475,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, due 10/15/2025	451,782	(m)
2,405,000	Churchill Downs, Inc., 5.50%, due 4/1/2027	2,490,678	(m)
	Scientific Games Int'l, Inc.
900,000	5.00%, due 10/15/2025	903,375	(m)
1,675,000	8.25%, due 3/15/2026	1,695,938	(m)
1,275,000	7.00%, due 5/15/2028	1,266,470	(m)
2,510,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/2025	2,403,325	(m)
		14,483,943

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Gas 0.1%
$200,000	Binhai Investment Co. Ltd., 4.45%, due 11/30/2020	$197,357	(r)
1,000,000	Dominion Energy Gas Holdings LLC, Ser. A, (3M USD LIBOR + 0.60%), 0.85%, due 6/15/2021	1,003,104	(b)
265,000	Southern California Gas Co., (3M USD LIBOR + 0.35%), 0.57%, due 9/14/2023	265,089	(b)
		1,465,550
Gas Distribution 1.9%
795,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/2024	743,484
	Buckeye Partners L.P.
100,000	4.15%, due 7/1/2023	98,375
1,695,000	4.13%, due 3/1/2025	1,606,012	(m)
1,925,000	3.95%, due 12/1/2026	1,785,437
1,705,000	4.13%, due 12/1/2027	1,602,700
1,725,000	4.50%, due 3/1/2028	1,638,750	(m)
500,000	5.85%, due 11/15/2043	442,500
5,925,000	Cheniere Energy Partners L.P., 4.50%, due 10/1/2029	6,040,656
3,265,000	Cheniere Energy, Inc., 4.63%, due 10/15/2028	3,371,112	(m)
1,530,000	DCP Midstream LLC, 5.85%, due 5/21/2043	1,137,417	(m)(s)
	DCP Midstream Operating L.P.
175,000	3.88%, due 3/15/2023	174,125
1,110,000	5.63%, due 7/15/2027	1,150,404
1,615,000	5.13%, due 5/15/2029	1,605,940
1,505,000	5.60%, due 4/1/2044	1,311,156
	EnLink Midstream Partners L.P.
55,000	4.15%, due 6/1/2025	47,312
835,000	4.85%, due 7/15/2026	712,631
665,000	5.05%, due 4/1/2045	418,950
350,000	5.45%, due 6/1/2047	224,802
	EQM Midstream Partners L.P.
565,000	6.00%, due 7/1/2025	579,125	(m)
720,000	6.50%, due 7/1/2027	755,132	(m)
	EQT Midstream Partners L.P.
1,610,000	4.75%, due 7/15/2023	1,601,474
420,000	4.00%, due 8/1/2024	406,686
1,375,000	4.13%, due 12/1/2026	1,296,817
2,980,000	5.50%, due 7/15/2028	3,017,995
	Genesis Energy L.P./Genesis Energy Finance Corp.
705,000	6.50%, due 10/1/2025	585,150
1,020,000	6.25%, due 5/15/2026	816,214
	Global Partners L.P./GLP Finance Corp.
480,000	7.00%, due 8/1/2027	494,126
595,000	6.88%, due 1/15/2029	613,177	(m)
1,385,000	Harvest Midstream I L.P., 7.50%, due 9/1/2028	1,374,612	(m)
885,000	NuStar Logistics L.P., 5.75%, due 10/1/2025	891,045
1,275,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/2025	825,563
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
315,000	4.75%, due 10/1/2023	299,156	(m)
500,000	5.50%, due 9/15/2024	480,490	(m)
835,000	7.50%, due 10/1/2025	843,350	(m)
655,000	6.00%, due 3/1/2027	618,975	(m)
700,000	5.50%, due 1/15/2028	643,293	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
$1,200,000	4.25%, due 11/15/2023	$1,199,874
180,000	5.13%, due 2/1/2025	180,450
874,000	5.38%, due 2/1/2027	878,370
185,000	5.00%, due 1/15/2028	182,688
4,765,000	5.50%, due 3/1/2030	4,793,280	(m)
960,000	4.88%, due 2/1/2031	936,874	(m)
	Western Midstream Operating L.P.
200,000	3.10%, due 2/1/2025	188,424
5,535,000	4.05%, due 2/1/2030	5,250,861
		53,864,964
Health Facilities 1.0%
	Acadia Healthcare Co., Inc.
2,065,000	5.50%, due 7/1/2028	2,147,600	(m)
600,000	5.00%, due 4/15/2029	618,180	(m)
705,000	Columbia/HCA Corp., 7.69%, due 6/15/2025	840,713
1,290,000	Encompass Health Corp., 4.63%, due 4/1/2031	1,328,700
	HCA, Inc.
3,265,000	5.38%, due 9/1/2026	3,669,044
3,590,000	5.63%, due 9/1/2028	4,178,580
580,000	5.88%, due 2/1/2029	682,364
390,000	Select Medical Corp., 6.25%, due 8/15/2026	411,450	(m)
	Tenet Healthcare Corp.
1,605,000	6.75%, due 6/15/2023	1,692,537
525,000	4.63%, due 6/15/2028	532,547	(m)
8,905,000	6.13%, due 10/1/2028	8,648,981	(m)
1,790,000	THC Escrow Corp., 7.00%, due 8/1/2025	1,830,275	(q)
		26,580,971
Health Services 0.4%
1,580,000	DaVita, Inc., 4.63%, due 6/1/2030	1,607,089	(m)
1,250,000	Envision Healthcare Corp., 8.75%, due 10/15/2026	587,500	(m)
	Jaguar Holding Co. II/PPD Development L.P.
660,000	4.63%, due 6/15/2025	681,773	(m)
1,390,000	5.00%, due 6/15/2028	1,448,811	(m)
	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
470,000	7.38%, due 6/1/2025	495,850	(m)
2,450,000	7.25%, due 2/1/2028	2,560,250	(m)
1,190,000	Team Health Holdings, Inc., 6.38%, due 2/1/2025	732,683	(m)
530,000	Vizient, Inc., 6.25%, due 5/15/2027	560,475	(m)
2,845,000	West Street Merger Sub, Inc., 6.38%, due 9/1/2025	2,887,675	(m)
		11,562,106
Healthcare - Services 0.6%
2,125,000	Ascension Health, Ser. B, 3.11%, due 11/15/2039	2,210,240
605,000	Centene Corp., 5.38%, due 8/15/2026	639,787	(m)
2,055,000	CommonSpirit Health, 4.19%, due 10/1/2049	2,112,496
7,095,000	HCA, Inc., 5.25%, due 6/15/2049	8,602,861	(n)
2,125,000	Mount Sinai Hospitals Group, Inc., Ser. 2019, 3.74%, due 7/1/2049	2,170,540
1,000,000	UnitedHealth Group, Inc., (3M USD LIBOR + 0.26%), 0.51%, due 6/15/2021	1,001,595	(b)
		16,737,519

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Holding Companies - Diversified 0.0%(d)
$200,000	Alfa S.A., 5.25%, due 3/25/2024	$214,400	(r)
Home Builders 0.1%(d)
625,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 3/1/2024	660,938	(m)
755,000	Toll Brothers Finance Corp., 4.35%, due 2/15/2028	824,324
		1,485,262
Hotels 0.5%
	Hilton Domestic Operating Co., Inc.
540,000	4.25%, due 9/1/2024	537,030
760,000	5.13%, due 5/1/2026	769,500
1,940,000	5.75%, due 5/1/2028	2,033,518	(m)
	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
70,000	4.63%, due 4/1/2025	70,648
4,564,000	4.88%, due 4/1/2027	4,617,056
920,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.50%, due 6/1/2025	966,000	(m)
	Wyndham Hotels & Resorts, Inc.
1,925,000	5.38%, due 4/15/2026	1,949,063	(m)
3,145,000	4.38%, due 8/15/2028	3,125,878	(m)
		14,068,693
Insurance 0.4%
6,915,000	AXA Equitable Holdings, Inc., 5.00%, due 4/20/2048	8,255,370	(n)
615,000	Marsh & McLennan Cos., Inc., (3M USD LIBOR + 1.20%), 1.42%, due 12/29/2021	615,541	(b)
500,000	New York Life Global Funding, (3M USD LIBOR + 0.44%), 0.66%, due 7/12/2022	502,497	(b)(m)
400,000	Prudential Financial, Inc., 5.38%, due 5/15/2045	431,811	(s)
		9,805,219
Insurance Brokerage 0.4%
2,615,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	2,745,750	(m)
1,865,000	AssuredPartners, Inc., 7.00%, due 8/15/2025	1,902,300	(m)
2,770,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	2,950,050	(m)
4,660,000	HUB Int'l Ltd., 7.00%, due 5/1/2026	4,776,500	(m)
		12,374,600
Integrated Energy 0.3%
	Occidental Petroleum Corp.
8,240,000	3.20%, due 8/15/2026	6,365,400	(n)
3,795,000	4.30%, due 8/15/2039	2,580,600
		8,946,000

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Investment Companies 0.0%(d)
	Huarong Finance 2017 Co. Ltd.
$267,000	4.50%, due 1/24/2022	$271,000	(r)(s)(t)
267,000	(3M USD LIBOR + 1.85%), 2.07%, due 4/27/2022	265,513	(b)(r)
200,000	Huarong Finance 2019 Co. Ltd., 3.25%, due 11/13/2024	205,853	(r)
		742,366
Investments & Misc. Financial Services 0.1%
1,805,000	MSCI, Inc., 5.38%, due 5/15/2027	1,926,838	(m)
Iron - Steel 0.0%(d)
200,000	CSN Resources SA, 7.63%, due 2/13/2023	207,500	(r)
200,000	Severstal OAO Via Steel Capital SA, 5.90%, due 10/17/2022	214,221	(r)
		421,721
Lodging 0.0%(d)
200,000	Sands China Ltd., 4.60%, due 8/8/2023	212,938
Machinery 0.3%
555,000	Granite U.S. Holdings Corp., 11.00%, due 10/1/2027	577,200	(m)
1,500,000	Harsco Corp., 5.75%, due 7/31/2027	1,533,750	(m)
5,225,000	Terex Corp., 5.63%, due 2/1/2025	5,238,062	(m)
300,000	Vertical Holdco GmbH, 7.63%, due 7/15/2028	311,250	(m)
605,000	Vertical U.S. Newco, Inc., 5.25%, due 7/15/2027	622,666	(m)
		8,282,928
Machinery - Construction & Mining 0.0%(d)
1,155,000	Caterpillar Financial Services Corp., (3M USD LIBOR + 0.74%), 0.99%, due 5/13/2022	1,167,226	(b)
Machinery - Diversified 0.1%
715,000	John Deere Capital Corp., (3M USD LIBOR + 0.40%), 0.65%, due 6/7/2021	716,571	(b)
285,000	Otis Worldwide Corp., (3M USD LIBOR + 0.45%), 0.68%, due 4/5/2023	285,071	(b)
1,215,000	SPX FLOW, Inc., 5.88%, due 8/15/2026	1,266,638	(m)
		2,268,280
Managed Care 0.1%
1,975,000	MPH Acquisition Holdings LLC, 5.75%, due 11/1/2028	1,935,500	(m)
Media 2.0%
15,710,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 3/1/2050	17,821,944	(n)
773,000	Clear Channel Worldwide Holdings, Inc., 5.13%, due 8/15/2027	749,810	(m)
6,660,000	Discovery Communications LLC, 3.63%, due 5/15/2030	7,359,815	(n)
10,870,000	Fox Corp., 5.58%, due 1/25/2049	14,789,719	(n)
710,000	NBCUniversal Enterprise, Inc., (3M USD LIBOR + 0.40%), 0.63%, due 4/1/2021	711,107	(b)(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	ViacomCBS, Inc.
$5,025,000	4.95%, due 1/15/2031	$6,095,175
6,550,000	4.20%, due 5/19/2032	7,525,399	(n)
615,000	Walt Disney Co., (3M USD LIBOR + 0.39%), 0.64%, due 3/4/2022	617,052	(b)
		55,670,021
Media Content 0.6%
630,000	Cars.com, Inc., 6.38%, due 11/1/2028	626,850	(m)
	Netflix, Inc.
390,000	5.88%, due 11/15/2028	465,970
380,000	6.38%, due 5/15/2029	465,500
1,475,000	5.38%, due 11/15/2029	1,727,594	(m)
	Sirius XM Radio, Inc.
890,000	4.63%, due 7/15/2024	917,768	(m)
910,000	5.38%, due 7/15/2026	947,728	(m)
2,510,000	5.00%, due 8/1/2027	2,629,225	(m)
6,755,000	5.50%, due 7/1/2029	7,352,480	(m)
1,130,000	4.13%, due 7/1/2030	1,161,651	(m)
		16,294,766
Medical Products 0.0%(d)
1,165,000	Avantor Funding, Inc., 4.63%, due 7/15/2028	1,207,173	(m)
Metals - Mining Excluding Steel 0.9%
3,110,000	Alcoa Nederland Holding BV, 5.50%, due 12/15/2027	3,273,275	(m)
2,125,000	Arconic Rolled Products Corp., 6.13%, due 2/15/2028	2,238,974	(m)
1,880,000	First Quantum Minerals Ltd., 6.88%, due 3/1/2026	1,865,900	(m)
	Freeport-McMoRan, Inc.
550,000	5.00%, due 9/1/2027	574,063
325,000	4.13%, due 3/1/2028	331,703
1,155,000	5.25%, due 9/1/2029	1,247,400
325,000	4.25%, due 3/1/2030	341,452
1,240,000	5.40%, due 11/14/2034	1,419,800
5,125,000	5.45%, due 3/15/2043	5,847,984
3,385,000	Howmet Aerospace, Inc., 6.88%, due 5/1/2025	3,765,812
	Hudbay Minerals, Inc.
1,449,000	7.63%, due 1/15/2025	1,503,337	(m)
1,260,000	6.13%, due 4/1/2029	1,288,350	(m)
	Novelis Corp.
495,000	5.88%, due 9/30/2026	510,781	(m)
1,480,000	4.75%, due 1/30/2030	1,500,890	(m)
		25,709,721
Mining 0.1%
1,385,000	Minera Mexico SA de CV, 4.50%, due 1/26/2050	1,499,401	(m)
200,000	Minsur SA, 6.25%, due 2/7/2024	220,000	(r)
200,000	Vedanta Resources PLC, 8.25%, due 6/7/2021	175,000	(r)
200,000	Volcan Cia Minera SAA, 5.38%, due 2/2/2022	201,740	(r)
		2,096,141

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Miscellaneous Manufacturer 0.9%
$2,855,000	FXI Holdings, Inc., 7.88%, due 11/1/2024	$2,669,425	(m)
	General Electric Capital Corp.
515,000	(3M USD LIBOR + 1.00%), 1.25%, due 3/15/2023	515,782	(b)
10,945,000	5.88%, due 1/14/2038	13,144,633	(n)
6,925,000	General Electric Co., 4.35%, due 5/1/2050	7,319,761	(n)
		23,649,601
Multi-National 0.0%(d)
200,000	Africa Finance Corp., 3.88%, due 4/13/2024	210,755	(r)
Oil & Gas 1.8%
	BP Capital Markets PLC
300,000	(3M USD LIBOR + 0.25%), 0.51%, due 11/24/2020	300,063	(b)
10,165,000	4.88%, due 3/22/2030	10,673,250	(n)(s)(t)
2,530,000	Canadian Natural Resources Ltd., 4.95%, due 6/1/2047	2,675,932
525,000	Chevron USA, Inc., (3M USD LIBOR + 0.11%), 0.37%, due 8/12/2022	525,015	(b)
6,310,000	Concho Resources, Inc., 4.88%, due 10/1/2047	7,748,228	(n)
	Ecopetrol SA
89,000	5.88%, due 9/18/2023	97,566
1,535,000	5.88%, due 5/28/2045	1,674,224
11,355,000	Exxon Mobil Corp., 3.45%, due 4/15/2051	11,988,136	(n)
200,000	Gazprom PJSC Via Gaz Capital SA, 4.95%, due 7/19/2022	210,016	(r)
	KazMunayGas National Co. JSC
395,000	3.50%, due 4/14/2033	407,326	(m)(q)
325,000	5.75%, due 4/19/2047	402,970	(m)
	Leviathan Bond Ltd.
148,000	5.75%, due 6/30/2023	151,126	(r)
106,000	6.13%, due 6/30/2025	109,414	(r)
1,350,000	Lukoil Securities BV, 3.88%, due 5/6/2030	1,431,135	(m)
9,950,000	Occidental Petroleum Corp., 3.50%, due 8/15/2029	7,178,527	(n)
	Petroleos Mexicanos
36,000	6.88%, due 10/16/2025	35,586	(m)
2,510,000	7.69%, due 1/23/2050	2,085,634
200,000	Sinopec Group Overseas Development 2018 Ltd., 2.15%, due 5/13/2025	206,162	(m)
244,000	Tecpetrol SA, 4.88%, due 12/12/2022	228,018	(r)
214,000	Tengizchevroil Finance Co. Int'l Ltd., 2.63%, due 8/15/2025	214,567	(m)
164,000	YPF SA, 8.50%, due 3/23/2025	104,960	(m)
		48,447,855
Oil Field Equipment & Services 0.1%
620,000	Archrock Partners L.P./Archrock Partners Finance Corp., 6.25%, due 4/1/2028	598,300	(m)
	USA Compression Partners L.P./USA Compression Finance Corp.
725,000	6.88%, due 4/1/2026	718,917
445,000	6.88%, due 9/1/2027	447,319
		1,764,536
Packaging 0.8%
4,715,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.13%, due 8/15/2026	4,809,300	(m)
2,115,000	Berry Global Escrow Corp., 5.63%, due 7/15/2027	2,212,597	(m)
2,075,000	Berry Global, Inc., 4.50%, due 2/15/2026	2,102,722	(m)(q)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	BWAY Holding Co.
$645,000	5.50%, due 4/15/2024	$645,245	(m)
4,285,000	7.25%, due 4/15/2025	4,133,739	(m)
1,560,000	Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, due 9/30/2026	1,659,255
1,465,000	Graham Packaging Co., Inc., 7.13%, due 8/15/2028	1,530,925	(m)
1,540,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, due 9/15/2028	1,566,950	(e)(m)
2,175,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 4.00%, due 10/15/2027	2,207,625	(m)
1,100,000	Trident TPI Holdings, Inc., 9.25%, due 8/1/2024	1,157,750	(m)
1,120,000	Trivium Packaging Finance BV, 8.50%, due 8/15/2027	1,198,624	(m)
		23,224,732
Packaging & Containers 0.1%
1,215,000	Sealed Air Corp., 5.50%, due 9/15/2025	1,359,281	(m)
1,260,000	Silgan Holdings, Inc., 4.75%, due 3/15/2025	1,285,200
		2,644,481
Personal & Household Products 0.4%
5,145,000	Edgewell Personal Care Co., 5.50%, due 6/1/2028	5,407,292	(m)
5,705,000	Energizer Holdings, Inc., 4.75%, due 6/15/2028	5,871,130	(m)
780,000	Spectrum Brands, Inc., 5.50%, due 7/15/2030	834,600	(m)
		12,113,022
Pharmaceuticals 2.2%
	AbbVie, Inc.
930,000	(3M USD LIBOR + 0.65%), 0.90%, due 11/21/2022	934,112	(b)(m)
3,865,000	4.05%, due 11/21/2039	4,414,269	(m)
7,510,000	4.70%, due 5/14/2045	9,153,395	(n)
4,010,000	4.25%, due 11/21/2049	4,664,361	(m)
925,000	AstraZeneca PLC, (3M USD LIBOR + 0.62%), 0.87%, due 6/10/2022	931,270	(b)
655,000	Bausch Health Americas, Inc., 8.50%, due 1/31/2027	716,190	(m)
	Bausch Health Cos., Inc.
1,260,000	5.75%, due 8/15/2027	1,351,350	(m)
2,825,000	5.00%, due 1/30/2028	2,792,173	(m)
425,000	Bayer U.S. Finance II LLC, (3M USD LIBOR + 0.63%), 0.86%, due 6/25/2021	425,941	(b)(m)
795,000	Bristol-Myers Squibb Co., (3M USD LIBOR + 0.38%), 0.66%, due 5/16/2022	797,993	(b)
625,000	Cigna Corp., (3M USD LIBOR + 0.65%), 0.90%, due 9/17/2021	625,123	(b)
	CVS Health Corp.
1,125,000	(3M USD LIBOR + 0.72%), 0.96%, due 3/9/2021	1,127,224	(b)
13,895,000	5.05%, due 3/25/2048	17,557,670	(n)
2,745,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 5.88%, due 10/15/2024	2,745,000	(m)
850,000	GlaxoSmithKline Capital PLC, (3M USD LIBOR + 0.35%), 0.61%, due 5/14/2021	851,604	(b)
1,740,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/1/2026	1,531,200
6,380,000	Upjohn, Inc., 4.00%, due 6/22/2050	6,690,638	(m)
	Valeant Pharmaceuticals Int'l, Inc.
29,000	5.50%, due 3/1/2023	28,928	(m)
2,170,000	6.13%, due 4/15/2025	2,230,760	(m)
865,000	5.50%, due 11/1/2025	888,615	(m)
		60,457,816

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Pipelines 3.3%
	Energy Transfer Operating L.P.
$11,110,000	Ser. B, 6.63%, due 2/15/2028	$7,888,100	(n)(s)(t)
3,005,000	3.75%, due 5/15/2030	2,944,782
15,400,000	Ser. G, 7.13%, due 5/15/2030	12,587,344	(n)(s)(t)
6,720,000	6.25%, due 4/15/2049	7,078,064	(n)
15,120,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	17,638,840	(n)
	MPLX L.P.
2,220,000	4.00%, due 3/15/2028	2,407,889
12,450,000	4.70%, due 4/15/2048	12,252,991	(n)
	Plains All American Pipeline L.P./PAA Finance Corp.
7,710,000	4.65%, due 10/15/2025	8,223,804	(n)
21,567,000	3.55%, due 12/15/2029	20,656,570	(n)
400,000	Southern Gas Corridor CJSC, 6.88%, due 3/24/2026	455,889	(r)
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
175,000	5.88%, due 4/15/2026	178,500
170,000	6.50%, due 7/15/2027	178,075
165,000	6.88%, due 1/15/2029	176,963
		92,667,811
Rail 0.0%(d)
655,000	Watco Cos. LLC/Watco Finance Corp., 6.50%, due 6/15/2027	679,563	(m)
Real Estate 0.1%
200,000	Greenland Global Investment Ltd., 6.75%, due 9/26/2023	192,174	(r)
1,120,000	NWD MTN Ltd., 4.13%, due 7/18/2029	1,131,303	(r)
200,000	Sino-Ocean Land Treasure IV Ltd., (3M USD LIBOR + 2.30%), 2.51%, due 7/31/2021	200,013	(r)
200,000	Sunac China Holdings Ltd., 7.50%, due 2/1/2024	200,256	(b)(r)
		1,723,746
Real Estate Development & Management 0.2%
	Realogy Group LLC/Realogy Co-Issuer Corp.
1,435,000	4.88%, due 6/1/2023	1,429,619	(m)
2,220,000	7.63%, due 6/15/2025	2,344,875	(m)
1,650,000	9.38%, due 4/1/2027	1,747,267	(m)
		5,521,761
Real Estate Investment Trusts 1.0%
3,125,000	EPR Properties, 3.75%, due 8/15/2029	2,664,109
6,776,000	ESH Hospitality, Inc., 5.25%, due 5/1/2025	6,776,000	(m)
5,795,000	Healthcare Trust of America Holdings L.P., 3.10%, due 2/15/2030	6,172,852
	Iron Mountain, Inc.
1,085,000	5.00%, due 7/15/2028	1,107,601	(m)
805,000	5.25%, due 7/15/2030	826,131	(m)
5,965,000	5.63%, due 7/15/2032	6,165,633	(m)(n)
150,000	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.50%, due 1/15/2028	152,250
	Outfront Media Capital LLC/Outfront Media Capital Corp.
1,581,000	5.00%, due 8/15/2027	1,498,013	(m)
680,000	4.63%, due 3/15/2030	624,750	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,240,000	RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, due 10/15/2027	$1,145,909
200,000	Trust F/1401, 5.25%, due 12/15/2024	216,000	(r)
		27,349,248
Recreation & Travel 1.0%
	Carnival Corp.
6,530,000	11.50%, due 4/1/2023	7,215,650	(m)
690,000	9.88%, due 8/1/2027	723,638	(m)
	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp.
4,945,000	5.50%, due 5/1/2025	5,006,813	(m)
805,000	5.38%, due 4/15/2027	745,631
1,380,000	Motion Bondco DAC, 6.63%, due 11/15/2027	1,184,661	(m)(q)
	Royal Caribbean Cruises Ltd.
395,000	10.88%, due 6/1/2023	430,751	(m)
3,380,000	11.50%, due 6/1/2025	3,865,875	(m)
1,165,000	SeaWorld Parks & Entertainment, Inc., 9.50%, due 8/1/2025	1,223,250	(m)
	Six Flags Entertainment Corp.
1,620,000	4.88%, due 7/31/2024	1,505,369	(m)
440,000	5.50%, due 4/15/2027	409,332	(m)(q)
5,055,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	5,351,981	(m)
1,225,000	Vail Resorts, Inc., 6.25%, due 5/15/2025	1,286,250	(m)
		28,949,201
Restaurants 0.4%
	1011778 BC ULC/New Red Finance, Inc.
764,000	4.25%, due 5/15/2024	779,662	(m)
1,175,000	5.75%, due 4/15/2025	1,251,986	(m)
1,954,000	5.00%, due 10/15/2025	2,003,045	(m)
2,250,000	4.00%, due 10/15/2030	2,235,938	(e)(m)
2,435,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/2026	2,516,146	(m)
1,770,000	Yum! Brands, Inc., 7.75%, due 4/1/2025	1,944,257	(m)
		10,731,034
Semiconductors 0.5%
10,435,000	Broadcom, Inc., 4.15%, due 11/15/2030	11,687,093	(n)
1,200,000	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/2026	1,242,000	(m)
		12,929,093
Software 0.5%
	CDK Global, Inc.
600,000	5.88%, due 6/15/2026	624,750
630,000	4.88%, due 6/1/2027	652,885
	Oracle Corp.
3,535,000	4.00%, due 7/15/2046	4,079,281
4,315,000	3.60%, due 4/1/2050	4,743,202
3,975,000	3.85%, due 4/1/2060	4,493,351
		14,593,469

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Software - Services 0.8%
$852,000	BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, due 1/31/2026	$862,650	(m)
2,915,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/2025	3,046,175	(m)
1,630,000	J2 Global, Inc., 4.63%, due 10/15/2030	1,646,870	(m)
1,560,000	Match Group Holdings II LLC, 4.63%, due 6/1/2028	1,615,146	(m)
1,200,000	Open Text Corp., 5.88%, due 6/1/2026	1,248,000	(m)
	Presidio Holdings, Inc.
1,485,000	4.88%, due 2/1/2027	1,524,442	(m)
1,865,000	8.25%, due 2/1/2028	1,976,900	(m)
3,424,000	Rackspace Hosting, Inc., 8.63%, due 11/15/2024	3,565,240	(m)(q)
2,455,000	Solera LLC/Solera Finance, Inc., 10.50%, due 3/1/2024	2,548,953	(m)
2,875,000	SS&C Technologies, Inc., 5.50%, due 9/30/2027	3,055,636	(m)
		21,090,012
Specialty Retail 0.3%
	Asbury Automotive Group, Inc.
772,000	4.50%, due 3/1/2028	785,510	(m)
304,000	4.75%, due 3/1/2030	313,880	(m)
	L Brands, Inc.
500,000	9.38%, due 7/1/2025	580,000	(m)
705,000	5.25%, due 2/1/2028	694,425
1,405,000	6.63%, due 10/1/2030	1,475,250	(m)
2,065,000	Penske Automotive Group, Inc., 5.50%, due 5/15/2026	2,130,822
2,355,000	William Carter Co., 5.63%, due 3/15/2027	2,471,278	(m)
		8,451,165
Steel Producers - Products 0.1%
	ArcelorMittal
520,000	7.25%, due 10/15/2039	635,586
540,000	6.25%, due 3/1/2041	650,725
635,000	Carpenter Technology Corp., 6.38%, due 7/15/2028	665,683
1,098,000	Joseph T Ryerson & Son, Inc., 8.50%, due 8/1/2028	1,176,562	(m)
		3,128,556
Support - Services 2.3%
2,102,000	ADT Corp., 4.88%, due 7/15/2032	2,164,429	(m)
	APX Group, Inc.
1,360,000	7.63%, due 9/1/2023	1,370,710	(q)
1,355,000	6.75%, due 2/15/2027	1,412,588	(m)
	Aramark Services, Inc.
2,715,000	5.00%, due 4/1/2025	2,755,915	(m)
1,880,000	6.38%, due 5/1/2025	1,971,894	(m)
7,755,000	5.00%, due 2/1/2028	7,823,709	(m)(q)
3,540,000	ASGN, Inc., 4.63%, due 5/15/2028	3,640,147	(m)
625,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, due 3/15/2025	589,063	(m)
1,030,000	frontdoor, Inc., 6.75%, due 8/15/2026	1,099,525	(m)
1,725,000	Garda World Security Corp., 8.75%, due 5/15/2025	1,716,375	(m)
106,000	GW B-CR Security Corp., 9.50%, due 11/1/2027	113,155	(m)
3,035,000	IAA Spinco, Inc., 5.50%, due 6/15/2027	3,190,544	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	Iron Mountain, Inc.
$1,660,000	4.88%, due 9/15/2027	$1,689,050	(m)
5,045,000	5.25%, due 3/15/2028	5,171,125	(m)
1,715,000	4.88%, due 9/15/2029	1,723,575	(m)
5,945,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	5,989,588	(m)
2,930,000	Korn/Ferry Int'l, 4.63%, due 12/15/2027	2,981,275	(m)
	Prime Security Services Borrower LLC/Prime Finance, Inc.
6,965,000	5.75%, due 4/15/2026	7,417,725	(m)(n)
745,000	3.38%, due 8/31/2027	718,925	(m)
1,950,000	6.25%, due 1/15/2028	1,970,436	(m)
1,220,000	Ritchie Bros Auctioneers, Inc., 5.38%, due 1/15/2025	1,255,075	(m)
2,590,000	Staples, Inc., 7.50%, due 4/15/2026	2,421,650	(m)
1,187,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, due 6/1/2025	1,204,508	(m)
1,980,000	Univar Solutions USA, Inc., 5.13%, due 12/1/2027	2,051,913	(m)
575,000	Williams Scotsman Int'l, Inc., 4.63%, due 8/15/2028	584,430	(m)
		63,027,329
Technology Hardware & Equipment 0.4%
	CommScope Finance LLC
4,275,000	6.00%, due 3/1/2026	4,434,757	(m)
1,595,000	8.25%, due 3/1/2027	1,650,817	(m)
1,901,000	CommScope Technologies LLC, 6.00%, due 6/15/2025	1,884,613	(m)
970,000	CommScope, Inc., 7.13%, due 7/1/2028	975,384	(m)
2,035,000	Dell Int'l LLC/EMC Corp., 6.20%, due 7/15/2030	2,489,306	(m)
		11,434,877
Telecom - Satellite 0.1%
2,495,000	Intelsat Jackson Holdings SA, 8.00%, due 2/15/2024	2,532,425	(m)
Telecom - Wireless 0.4%
	Sprint Capital Corp.
3,780,000	6.88%, due 11/15/2028	4,776,975
1,335,000	8.75%, due 3/15/2032	1,997,774
	Sprint Corp.
1,880,000	7.13%, due 6/15/2024	2,162,376
990,000	7.63%, due 3/1/2026	1,204,800
		10,141,925
Telecom - Wireline Integrated & Services 0.8%
2,470,000	Altice Financing SA, 5.00%, due 1/15/2028	2,395,900	(m)
5,180,000	Altice France Holding SA, 6.00%, due 2/15/2028	4,968,371	(m)
	Altice France SA
1,240,000	8.13%, due 2/1/2027	1,348,500	(m)
1,140,000	5.50%, due 1/15/2028	1,154,963	(m)
1,200,000	Communications Sales & Leasing, Inc./CSL Capital LLC, 7.13%, due 12/15/2024	1,147,374	(m)
1,550,000	Frontier Communications Corp., 5.88%, due 10/15/2027	1,579,062	(m)(q)
3,242,000	Numericable-SFR SA, 7.38%, due 5/1/2026	3,383,837	(m)
3,860,000	Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, due 2/15/2025	4,091,600	(m)
1,205,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.00%, due 4/15/2023	1,220,816	(m)
		21,290,423

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Telecommunications 2.3%
	AT&T, Inc.
$758,000	4.35%, due 6/15/2045	$837,863
8,117,000	4.50%, due 3/9/2048	9,047,561	(n)
9,855,000	3.65%, due 6/1/2051	9,655,369	(n)
2,460,000	3.55%, due 9/15/2055	2,325,758	(m)
15,997,000	3.65%, due 9/15/2059	15,142,929	(m)
1,070,000	C&W Senior Financing DAC, 6.88%, due 9/15/2027	1,126,710	(m)
200,000	Comunicaciones Celulares SA via Comcel Trust, 6.88%, due 2/6/2024	204,500	(r)
1,135,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	1,113,278	(m)
	T-Mobile USA, Inc.
3,525,000	4.38%, due 4/15/2040	4,071,340	(m)
9,010,000	4.50%, due 4/15/2050	10,492,010	(m)(n)
239,000	VEON Holdings BV, 4.00%, due 4/9/2025	249,289	(m)
1,300,000	Verizon Communications, Inc., (3M USD LIBOR + 1.00%), 1.24%, due 3/16/2022	1,316,924	(b)
5,535,000	Vodafone Group PLC, 5.25%, due 5/30/2048	7,138,279
		62,721,810
Theaters & Entertainment 0.3%
	Live Nation Entertainment, Inc.
1,990,000	4.88%, due 11/1/2024	1,916,131	(m)
5,550,000	6.50%, due 5/15/2027	5,938,500	(m)
1,705,000	4.75%, due 10/15/2027	1,568,600	(m)
		9,423,231
Transportation 0.1%
1,623,608	MV24 Capital BV, 6.75%, due 6/1/2034	1,633,366	(m)
200,000	Rumo Luxembourg S.a.r.l., 7.38%, due 2/9/2024	209,000	(r)
		1,842,366
	Total Corporate Bonds (Cost $1,534,921,420)	1,577,930,449
Convertible Bonds 0.1%
Media 0.1%
3,050,000	DISH Network Corp., 3.38%, due 8/15/2026 (Cost $2,790,093)	2,695,925
Municipal Notes 3.2%
California 0.5%
1,370,000	Bay Area Toll Au. Toll Bridge Rev. (Build America Bonds), Ser. 2010-S-1, 7.04%, due 4/1/2050	2,383,786
1,370,000	California St. G.O. (Build America Bonds), Ser. 2010, 7.63%, due 3/1/2040	2,334,645
2,055,000	California St. Univ. Ref. Rev., Ser. 2020-B, 2.98%, due 11/1/2051	2,110,485
2,120,000	Foothill-Eastern Trans. Corridor Agcy. Toll Road Rev. Ref., (AGM Insured), Ser. 2019-A, 3.92%, due 1/15/2053	2,227,929
1,105,000	Los Angeles Comm. College Dist. G.O. (Build America Bonds), Ser. 2010-E, 6.75%, due 8/1/2049	1,962,458
710,000	Sacramento Co. Arpt. Sys. Rev. Ref., Ser. 2018-C, 5.00%, due 7/1/2033	851,283
1,710,000	Univ. of California Regents Med. Ctr. Pooled Rev., Ser. 2020-N, 3.01%, due 5/15/2050	1,759,658
		13,630,244

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Colorado 0.0%(d)
$705,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (CommonSpirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	$758,848
Delaware 0.0%(d)
720,000	Delaware St. Hlth. Fac. Au. Rev. (Beebe Med. Ctr. Inc.), Ser. 2018, 5.00%, due 6/1/2048	838,145
District of Columbia 0.1%
2,760,000	Dist. of Columbia Income Tax Secured Rev., Ser. 2020-A, 5.00%, due 3/1/2033	3,655,758
Illinois 0.1%
675,000	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/2048	752,855
880,000	Illinois Fin. Au. Rev. (Local Gov't Prog.-East Prairie Sch. Dist. # 73 Proj.), (BAM Insured), Ser. 2018, 4.00%, due 12/1/2042	972,259
		1,725,114
Maryland 0.2%
3,425,000	Maryland St. G.O., Ser. 2020-A, 5.00%, due 3/15/2030	4,664,405
Massachusetts 0.1%
1,055,000	Massachusetts St. Dev. Fin. Agcy. Rev. (CareGroup Obligated Group), Ser. 2018-J-2, 5.00%, due 7/1/2053	1,216,816
1,060,000	Massachusetts St. Ed. Fin. Au. Rev. Ref., Ser. 2018-A, 4.08%, due 7/1/2027	1,148,425
		2,365,241
Michigan 0.1%
720,000	Detroit Downtown Dev. Au. Tax Increment Rev. Ref. (Catalyst Dev. Proj.), Ser. 2018-A, (AGM Insured), 5.00%, due 7/1/2048	799,366
1,770,000	Michigan Fin. Au. Hosp. Rev. Ref. (Trinity Hlth. Credit Group), Ser. 2019-T, 3.38%, due 12/1/2040	1,961,602
910,000	Michigan St. Strategic Fund Ltd. Oblig. Rev. (I-75 Improvement Proj.), Ser. 2018, 5.00%, due 6/30/2048	1,030,693
		3,791,661
Nevada 0.1%
2,055,000	Clark Co. Nevada G.O. (Las Vegas Convention and Visitors Au.), Ser. 2019-D, 3.23%, due 7/1/2044	2,089,791
New Jersey 0.2%
695,000	Atlantic City G.O. Ref., Ser. 2018, 4.29%, due 9/1/2026	772,465
1,095,000	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/2047	1,181,078
700,000	New Jersey Higher Ed. Assist. Au. Rev. Ref. (Std. Loan Rev.), Ser. 2018-B, 5.00%, due 12/1/2026	832,580

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$650,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. Rev. Ref. (Single Family Hsg.), Ser. 2018-B, 3.80%, due 10/1/2032	$712,153
880,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref., Ser. 2018-A, 5.00%, due 12/15/2036	996,617
695,000	South Jersey Port Corp. Rev. (Sub-Marine Term), Ser. 2017-B, 5.00%, due 1/1/2048	746,708
		5,241,601
New York 0.4%
2,055,000	New York City Ref. G.O., Ser. 2020-C-3, 2.41%, due 8/1/2032	2,068,029
2,055,000	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Subser. 2019-C-3, 3.50%, due 11/1/2032	2,225,750
2,740,000	New York St. Dorm. Au. Rev. Non St. Supported Debt Ref. (New York Univ.), Ser. 2020-B, 2.69%, due 7/1/2040	2,703,695
1,775,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev. Ref., Ser. 2020-D, 4.00%, due 2/15/2047	1,987,379
1,520,000	New York St. Urban Dev. Corp. Sales Tax Rev. Ref., Ser. 2019-A, 4.00%, due 3/15/2043	1,722,266
		10,707,119
Ohio 0.6%
4,960,000	Hamilton Co. Swr. Sys. Rev. Ref., Ser. 2019-A, 5.00%, due 12/1/2030	6,632,561
2,055,000	Highland Local Sch. Dist. G.O. Ref., Ser. 2020, 3.19%, due 12/1/2049	2,091,908
2,055,000	JobsOhio Beverage Sys. Statewide Liquor Profits Rev. Ref., Ser. 2020-A, 2.83%, due 1/1/2038	2,154,441
2,230,000	Ohio St. Turnpike Commission Junior Lien Rev. Ref. (Infrastructure Proj.), Ser. 2020-A, 3.22%, due 2/15/2048	2,248,710
2,055,000	Ohio Univ. Gen. Receipt Athens Ref. Rev., Ser. 2020, 2.91%, due 12/1/2043	1,948,798
		15,076,418
Oklahoma 0.0%(d)
715,000	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.50%, due 8/15/2057	829,750
Pennsylvania 0.2%
2,055,000	Commonwealth Fin. Au. Rev. Ref., Ser. 2020-C, 3.53%, due 6/1/2042	2,181,095
355,000	Commonwealth of Pennsylvania Cert. of Participation Ref., Ser. 2018, 5.00%, due 7/1/2043	423,064
1,060,000	Pennsylvania St. Turnpike Commission Oil Franchise Tax Rev., Subser. 2018-B, 5.00%, due 12/1/2048	1,256,111
		3,860,270
Rhode Island 0.0%(d)
770,000	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2018, 5.00%, due 12/1/2025	883,406
Tennessee 0.0%(d)
530,000	Greeneville Hlth. & Ed. Facs. Board Hosp. Rev. Ref. (Ballad Hlth. Obligated Group), Ser. 2018-A, 5.00%, due 7/1/2029	652,451
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Texas 0.5%
$1,070,000	Austin Comm. College Dist. Pub. Fac. Corp. Lease Rev., Ser. 2018-C, 4.00%, due 8/1/2042	$1,192,986
1,710,000	Dallas Area Rapid Transit Sales Tax Rev. Ref., Ser. 2020-C, 2.82%, due 12/1/2042	1,673,423
2,055,000	Grand Parkway Trans. Corp. Sys. Sub. Tier Toll Rev. Ref., Ser. 2020-B, 3.24%, due 10/1/2052	2,076,269
705,000	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Segment 3C Proj.), Ser. 2019, 5.00%, due 6/30/2058	801,416
1,410,000	Texas St. Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (North Tarrant Express Managed Lanes Proj.), Ser. 2019-B, 3.92%, due 12/31/2049	1,483,433
2,125,000	Texas St. Trans. Commission Central Texas Turnpike Sys. First Tier Rev. Ref., Ser. 2020-C, 3.03%, due 8/15/2041	2,074,319
1,105,000	Texas Wtr. Dev. Board Rev. (St. Wtr. Implementation Fund), Ser. 2019-A, 4.00%, due 10/15/2054	1,284,584
1,520,000	Waller Independent Sch. Dist. G.O. (Sch. Bldg.), (PSF-GTD Insured), Ser. 2020, 4.00%, due 2/15/2050	1,789,359
1,020,000	Ysleta Independent Sch. Dist. G.O. (Sch. Bldg.), (PSF-GTD Insured), Ser. 2020, 4.00%, due 8/15/2052	1,192,023
		13,567,812
Utah 0.1%
1,060,000	Salt Lake City Corp. Arpt. Rev., Ser. 2018-A, 5.00%, due 7/1/2043	1,233,363
2,055,000	Utah St. Transit Au. Sales Tax Rev. Ref., Ser. 2020, 2.77%, due 12/15/2038	2,014,105
		3,247,468
West Virginia 0.0%(d)
705,000	West Virginia Hosp. Fin. Au. Rev. (Imp. West Virginia Univ. Hlth. Sys. Obligated Group), Ser. 2018-A, 5.00%, due 6/1/2052	831,125
	Total Municipal Notes (Cost $87,656,436)	88,416,627
Asset-Backed Securities 5.8%
1,100,000	AIMCO CLO, Ser. 2018-AA, Class E, (3M USD LIBOR + 5.15%), 5.37%, due 4/17/2031	864,589	(b)(m)
	AIMCO CLO 10 Ltd.
1,050,000	Ser. 2019-10A, Class D, (3M USD LIBOR + 3.55%), 3.77%, due 7/22/2032	988,683	(b)(m)
2,000,000	Ser. 2019-10A, Class E, (3M USD LIBOR + 6.55%), 6.77%, due 7/22/2032	1,669,629	(b)(m)
550,000	Alinea CLO Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 6.00%), 6.22%, due 7/20/2031	456,895	(b)(m)
7,960,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	8,302,036	(m)
1,000,000	American Express Credit Account Master Trust, Ser. 2017-2, Class A, (1M USD LIBOR + 0.45%), 0.60%, due 9/16/2024	1,004,179	(b)
	Apidos CLO XXVIII
500,000	Ser. 2017-28A, Class C, (3M USD LIBOR + 2.50%), 2.72%, due 1/20/2031	448,587	(b)(m)
500,000	Ser. 2017-28A, Class D, (3M USD LIBOR + 5.50%), 5.72%, due 1/20/2031	423,592	(b)(m)
5,000,000	Apidos CLO XXXI, Ser. 2019-31A, Class D, (3M USD LIBOR + 3.65%), 3.89%, due 4/15/2031	4,886,503	(b)(m)
1,451,090	Apollo Aviation Securitization Asset 2020-1 Trust, Ser. 2020-1A, Class A, 3.35%, due 1/16/2040	1,322,378	(m)
	Ares LIII CLO Ltd.
4,750,000	Ser. 2019-53A, Class D, (3M USD LIBOR + 3.75%), 3.96%, due 4/24/2031	4,725,033	(b)(m)
1,700,000	Ser. 2019-53A, Class E, (3M USD LIBOR + 6.85%), 7.06%, due 4/24/2031	1,583,544	(b)(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$2,000,000	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3M USD LIBOR + 6.10%), 6.34%, due 10/15/2030	$1,834,150	(b)(m)
208,629	Asset Backed Securities Corp. Home Equity, Ser. 2004-HE5, Class M2, (1M USD LIBOR + 1.88%), 2.02%, due 8/25/2034	208,068	(b)
3,300,000	Assurant CLO I Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.46%), 6.68%, due 10/20/2029	2,872,085	(b)(m)
	Assurant CLO II Ltd.
250,000	Ser. 2018-1A, Class D, (3M USD LIBOR + 2.85%), 3.07%, due 4/20/2031	225,801	(b)(m)
1,500,000	Ser. 2018-1A, Class E, (3M USD LIBOR + 5.60%), 5.82%, due 4/20/2031	1,233,221	(b)(m)
3,000,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3M USD LIBOR + 6.41%), 6.65%, due 10/15/2030	2,636,669	(b)(m)
700,000	BlueMountain CLO XXV Ltd., Ser. 2019-25A, Class D, (3M USD LIBOR + 3.55%), 3.79%, due 7/15/2032	685,900	(b)(m)
500,000	BMW Vehicle Owner Trust, Ser. 2020-A, Class A2, 0.39%, due 2/27/2023	500,380
650,000	Canyon Capital CLO Ltd., Ser. 2014-1A, Class DR, (3M USD LIBOR + 5.50%), 5.71%, due 1/30/2031	499,074	(b)(m)
1,005,000	Capital One Multi-Asset Execution Trust, Ser. 2016-A7, Class A7, (1M USD LIBOR + 0.51%), 0.66%, due 9/16/2024	1,009,079	(b)
	Carbone CLO Ltd.
1,000,000	Ser. 2017-1A, Class C, (3M USD LIBOR + 2.60%), 2.82%, due 1/20/2031	909,584	(b)(m)
1,000,000	Ser. 2017-1A, Class D, (3M USD LIBOR + 5.90%), 6.12%, due 1/20/2031	857,124	(b)(m)
1,120,000	Carlye U.S. CLO Ltd., Ser. 2017-5A, Class D, (3M USD LIBOR + 5.30%), 5.52%, due 1/20/2030	901,082	(b)(m)
6,226,429	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, (1M USD LIBOR + 0.24%), 0.39%, due 3/25/2036	6,176,800	(b)
1,000,000	Chase Issuance Trust, Ser. 2016-A3, Class A3, (1M LIBOR + 0.55%), 0.70%, due 6/15/2023	1,003,407	(b)
	CIFC Funding III Ltd.
750,000	Ser. 2020-3A, Class E, (3M USD LIBOR + 7.35%), 7.56%, due 10/20/2031	729,814	(b)(m)
2,350,000	Ser. 2019-3A, Class D, (3M USD LIBOR + 6.80%), 7.03%, due 7/16/2032	2,179,687	(b)(m)
1,500,000	Citibank Credit Card Issuance Trust, Ser. 2017-A7, Class A7, (1M LIBOR + 0.37%), 0.51%, due 8/8/2024	1,505,373	(b)
490,348	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, (1M USD LIBOR + 0.16%), 0.31%, due 9/25/2036	439,043	(b)
3,650,000	Dryden 36 Senior Loan Fund, Ser. 2014-36A, Class ER2, (3M USD LIBOR + 6.88%), 7.12%, due 4/15/2029	3,368,053	(b)(m)
250,000	Dryden 45 Senior Loan Fund, Ser. 2016-45A, Class ER, (3M USD LIBOR + 5.85%), 6.09%, due 10/15/2030	223,527	(b)(m)
	Dryden 53 CLO Ltd.
300,000	Ser. 2017-53A, Class D, (3M USD LIBOR + 2.40%), 2.64%, due 1/15/2031	270,857	(b)(m)
750,000	Ser. 2017-53A, Class E, (3M USD LIBOR + 5.30%), 5.54%, due 1/15/2031	616,553	(b)(m)
2,350,000	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3M USD LIBOR + 6.20%), 6.42%, due 10/19/2029	2,087,632	(b)(m)
	Eaton Vance CLO Ltd.
850,000	Ser. 2015-1A, Class DR, (3M USD LIBOR + 2.50%), 2.72%, due 1/20/2030	767,180	(b)(m)
900,000	Ser. 2015-1A, Class ER, (3M USD LIBOR + 5.60%), 5.82%, due 1/20/2030	805,694	(b)(m)
750,000	Ser. 2018-1A, Class E, (3M USD LIBOR + 6.00%), 6.24%, due 10/15/2030	670,594	(b)(m)
	Elmwood CLO II Ltd.
2,400,000	Ser. 2019-2A, Class D, (3M USD LIBOR + 3.95%), 4.17%, due 4/20/2031	2,378,621	(b)(m)
2,700,000	Ser. 2019-2A, Class E, (3M USD LIBOR + 6.80%), 7.02%, due 4/20/2031	2,563,104	(b)(m)
920,000	Evergreen Credit Card Trust, Ser. 2019-1, Class A, (1M USD LIBOR + 0.48%), 0.63%, due 1/15/2023	920,781	(b)(m)
700,000	Flatiron CLO 17 Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.00%), 6.28%, due 5/15/2030	655,837	(b)(m)
2,150,000	Flatiron CLO 18 Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 5.15%), 5.37%, due 4/17/2031	1,763,488	(b)(m)
430,531	Ford Credit Auto Owner Trust, Ser. 2020-A, Class A2, 1.03%, due 10/15/2022	432,120

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,101,784	Foundation Finance Trust, Ser. 2019-1A, Class A, 3.86%, due 11/15/2034	$1,135,990	(m)
11,901	Freedom Financial Trust, Ser. 2018-1, Class A, 3.61%, due 7/18/2024	11,907	(m)
1,600,000	Galaxy XVIII CLO Ltd., Ser. 2018-28A, Class E, (3M USD LIBOR + 6.00%), 6.24%, due 7/15/2031	1,293,104	(b)(m)
250,000	Galaxy XXVII CLO Ltd., Ser. 2018-27A, Class E, (3M USD LIBOR + 5.78%), 6.06%, due 5/16/2031	206,825	(b)(m)
1,600,000	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.40%), 6.64%, due 10/15/2030	1,487,625	(b)(m)
687,903	GM Financial Consumer Automobile Receivables Trust, Ser. 2020-2, Class A2B, (1M USD LIBOR + 1.05%), 1.20%, due 3/16/2023	691,249	(b)
500,000	Golden Credit Card Trust, Ser. 2019-2A, Class A, (1M USD LIBOR + 0.35%), 0.50%, due 10/15/2023	500,829	(b)(m)
620,000	Hyundai Auto Lease Securitization Trust, Ser. 2020-B, Class A2, 0.36%, due 1/17/2023	620,520	(m)
500,000	Hyundai Auto Receivables Trust, Ser. 2020-B, Class A2, 0.38%, due 3/15/2023 Invitation Homes Trust	500,280
1,353,567	Ser. 2017-SFR2, Class A, (1M USD LIBOR + 0.85%), 1.00%, due 12/17/2036	1,350,657	(b)(m)
1,758,291	Ser. 2018-SFR1, Class A, (1M USD LIBOR + 0.70%), 0.85%, due 3/17/2037	1,745,110	(b)(m)
1,250,000	Jay Park CLO Ltd., Ser. 2019-1A, Class DR, (3M USD LIBOR + 5.20%), 5.42%, due 10/20/2027	1,143,685	(b)(m)
	JP Morgan Mortgage Acquisition Trust
2,092,756	Ser. 2006-CH1, Class M1, (1M USD LIBOR + 0.22%), 0.37%, due 7/25/2036	2,086,109	(b)
2,384,358	Ser. 2007-CH1, Class MV2, (1M USD LIBOR + 0.28%), 0.43%, due 11/25/2036	2,382,806	(b)
2,000,000	KKR CLO 16 Ltd., Ser. 2016, Class DR, (3M USD LIBOR + 6.75%), 6.97%, due 1/20/2029	1,774,845	(b)(m)
5,500,000	KKR CLO 25 Ltd., Ser. 2025, Class D, (3M USD LIBOR + 3.85%), 4.09%, due 4/15/2032	5,439,308	(b)(m)
116,901	Lending Point Asset Securitization Trust, Ser. 2020-1, Class A, 2.51%, due 2/10/2026	116,966	(m)
2,750,000	Madison Park Funding XXXIV Ltd., Ser. 2019-34A, Class E, (3M USD LIBOR + 6.75%), 6.96%, due 4/25/2031	2,512,690	(b)(m)
3,000,000	Madison Park Funding XXXV Ltd., Ser. 2019-35A, Class E, (3M USD LIBOR + 6.75%), 6.97%, due 4/20/2031	2,823,425	(b)(m)
	Magnetite CLO Ltd.
3,000,000	Ser. 2019-22A, Class D, (3M USD LIBOR + 3.65%), 3.89%, due 4/15/2031	2,985,217	(b)(m)
250,000	Ser. 2018-20A, Class D, (3M USD LIBOR + 2.50%), 2.72%, due 4/20/2031	229,418	(b)(m)
250,000	Ser. 2018-20A, Class E, (3M USD LIBOR + 5.35%), 5.57%, due 4/20/2031	222,908	(b)(m)
1,000,000	Ser. 2015-12A, Class ER, (3M USD LIBOR + 5.68%), 5.92%, due 10/15/2031	907,944	(b)(m)
1,000,000	Magnetite XXVIII Ltd., Ser. 2020-28A, Class E, (3M USD LIBOR + 7.08%), 7.30%, due 10/25/2031	990,004	(b)(m)
500,000	Marble Point CLO XI Ltd., Ser. 2017-2A, Class D, (3M USD LIBOR + 2.80%), 3.07%, due 12/18/2030	416,614	(b)(m)
3,250,000	Mariner CLO LLC, Ser. 2019-1A, Class D, (3M USD LIBOR + 3.85%), 4.06%, due 4/30/2032	3,188,054	(b)(m)
	Marlette Funding Trust
1,149,442	Ser. 2019-4A, Class A, 2.39%, due 12/17/2029	1,159,768	(m)
390,023	Ser. 2020-1A, Class A, 2.24%, due 3/15/2030	392,778	(m)
	Navient Student Loan Trust
60,812	Ser. 2019-1A, Class A1, (1M USD LIBOR + 0.33%), 0.48%, due 12/27/2067	60,821	(b)(m)
7,059,308	Ser. 2019-7A, Class A1, (1M USD LIBOR + 0.50%), 0.65%, due 1/25/2068	7,027,412	(b)(m)
750,000	Niagara Park CLO Ltd., Ser. 2019-1A, Class D, (3M USD LIBOR + 3.55%), 3.77%, due 7/17/2032	739,212	(b)(m)
	OCP CLO Ltd.
3,000,000	Ser. 2015-8A, Class CR, (3M USD LIBOR + 2.80%), 3.02%, due 4/17/2027	2,958,834	(b)(m)
2,800,000	Ser. 2015-10A, Class CR, (3M USD LIBOR + 2.60%), 2.81%, due 10/26/2027	2,660,860	(b)(m)
3,800,000	Ser. 2017-14A, Class C, (3M USD LIBOR + 2.60%), 2.85%, due 11/20/2030	3,450,847	(b)(m)
1,800,000	Ser. 2017-14A, Class D, (3M USD LIBOR + 5.80%), 6.05%, due 11/20/2030	1,647,355	(b)(m)
1,000,000	Ser. 2018-15A, Class D, (3M USD LIBOR + 5.85%), 6.07%, due 7/20/2031	878,930	(b)(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$3,200,000	Octagon Investment Partners 41 Ltd., Ser. 2019-2A, Class E, (3M USD LIBOR + 6.90%), 7.14%, due 4/15/2031	$2,931,690	(b)(m)
1,000,000	OHA Credit Funding 3 Ltd., Ser. 2019-3A, Class D, (3M USD LIBOR + 3.55%), 3.77%, due 7/20/2032	975,254	(b)(m)
750,000	OHA Credit Partners XV Ltd., Ser. 2017-15A, Class D, (3M USD LIBOR + 2.45%), 2.67%, due 1/20/2030	670,758	(b)(m)
	Palmer Square CLO Ltd.
2,500,000	Ser. 2015-1A, Class DR2, (3M USD LIBOR + 6.25%), 6.50%, due 5/21/2029	2,324,930	(b)(m)
700,000	Ser. 2014-1A, Class DR2, (3M USD LIBOR + 5.70%), 5.92%, due 1/17/2031	597,077	(b)(m)
1,600,000	Ser. 2018-1A, Class D, (3M USD LIBOR + 5.15%), 5.37%, due 4/18/2031	1,435,394	(b)(m)
300,000	PPM CLO 3 Ltd., Ser. 2019-3A, Class D, (3M USD LIBOR + 3.70%), 3.92%, due 7/17/2030	294,891	(b)(m)
1,000,000	Riserva CLO Ltd., Ser. 2016-3A, Class ER, (3M USD LIBOR + 6.35%), 6.57%, due 10/18/2028	917,563	(b)(m)
255,320	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, (1M USD LIBOR + 0.98%), 1.12%, due 7/25/2034	251,339	(b)
317,675	SoFi Professional Loan Program LLC, Ser. 2017-E, Class A1, (1M USD LIBOR + 0.50%), 0.65%, due 11/26/2040	317,196	(b)(m)
1,000,000	Symphony CLO XXI Ltd., Ser. 2019-21A, Class D, (3M USD LIBOR + 3.65%), 3.89%, due 7/15/2032	966,634	(b)(m)
500,000	TCW CLO Ltd., Ser. 2017-1A, Class ER, (3M USD LIBOR + 6.75%), 6.96%,	458,496	(b)(m)
	due 7/29/2029
1,150,000	TICP CLO V Ltd., Ser. 2016-5A, Class ER, (3M USD LIBOR + 5.75%), 5.97%, due 7/17/2031	1,015,300	(b)(m)
3,500,000	TICP CLO VIII Ltd., Ser. 2017-8A, Class D, (3M USD LIBOR + 6.55%), 6.77%, due 10/20/2030	3,283,714	(b)(m)
1,000,000	TICP CLO X Ltd., Ser. 2018-10A, Class E, (3M USD LIBOR + 5.50%), 5.72%, due 4/20/2031	879,504	(b)(m)
1,150,000	TICP CLO XIII Ltd., Ser. 2019-13E, Class E, (3M USD LIBOR + 6.75%), 6.99%, due 7/15/2032	1,096,344	(b)(m)
1,300,000	TRESTLES CLO II Ltd., Ser. 2018-2A, Class D, (3M USD LIBOR + 5.75%), 5.96%, due 7/25/2031	1,142,460	(b)(m)
1,200,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class D, (3M USD LIBOR + 6.68%), 6.89%, due 7/25/2029	1,105,578	(b)(m)
4,000,000	VERDE CLO, Ser. 2019-1A, Class D, (3M USD LIBOR + 3.80%), 4.04%, due 4/15/2032	3,990,321	(b)(m)
	Verizon Owner Trust
590,000	Ser. 2019-A, Class A1B, (1M USD LIBOR + 0.33%), 0.48%, due 9/20/2023	591,206	(b)
1,000,000	Ser. 2019-B, Class A1B, (1M USD LIBOR + 0.45%), 0.60%, due 12/20/2023	1,000,917	(b)
471,040	Volkswagen Auto Loan Enhanced Trust, Ser. 2020-1, Class A2A, 0.93%, due 12/20/2022	472,423
	Voya CLO Ltd.
250,000	Ser. 2018-3A, Class E, (3M USD LIBOR + 5.75%), 5.99%, due 10/15/2031	204,801	(b)(m)
350,000	Ser. 2016-3A, Class DR, (3M USD LIBOR + 6.08%), 6.30%, due 10/18/2031	270,772	(b)(m)
3,325,000	Westcott Park CLO Ltd., Ser. 2016-1A, Class ER, (3M USD LIBOR + 6.40%), 6.62%, due 7/20/2028	3,039,207	(b)(m)
1,550,000	York CLO-2 Ltd., Ser. 2015-1A, Class DR, (3M USD LIBOR + 2.60%), 2.82%, due 1/22/2031	1,422,888	(b)(m)
	Total Asset-Backed Securities (Cost $166,555,804)	160,003,593
Foreign Government Securities 2.8%
2,300,000	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	2,282,750	(r)
	Angolan Government International Bond
200,000	9.50%, due 11/12/2025	170,993	(r)
2,175,000	9.38%, due 5/8/2048	1,661,265	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Argentine Republic Government International Bond
	$5,982	1.00%, due 7/9/2029	$2,459
	195,940	0.13%, due 7/9/2030	71,518	(w)
	1,107,341	Brazil Loan Trust 1, 5.48%, due 7/24/2023	1,140,562	(r)
		Brazil Notas do Tesouro Nacional
BRL	4,042,000	Ser. F, 10.00%, due 1/1/2023	770,596
BRL	4,000,000	Ser. F, 10.00%, due 1/1/2025	778,650
BRL	16,170,000	Ser. F, 10.00%, due 1/1/2029	3,104,251
		Colombian TES
COP	1,235,700,000	Ser. B, 5.75%, due 11/3/2027	330,458
COP	11,863,000,000	Ser. B, 6.00%, due 4/28/2028	3,199,384
COP	7,220,600,000	Ser. B, 7.25%, due 10/18/2034	2,003,743
	$1,960,000	Costa Rica Government International Bond, 7.00%, due 4/4/2044	1,533,700	(m)(q)
	200,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	208,969	(r)
		Dominican Republic International Bond
	200,000	5.88%, due 4/18/2024	211,000	(r)
	1,025,000	6.85%, due 1/27/2045	1,098,082	(m)
	560,000	Ecuador Government International Bond, 0.50%, due 7/31/2030	372,406	(m)(w)
		Egypt Government International Bond
	200,000	5.58%, due 2/21/2023	205,727	(r)
	200,000	5.75%, due 5/29/2024	204,777	(r)
	200,000	5.25%, due 10/6/2025	198,541	(r)
	2,205,000	8.50%, due 1/31/2047	2,189,384	(m)
	965,000	El Salvador Government International Bond, 9.50%, due 7/15/2052	833,287	(m)
	1,075,000	Finance Department Government of Sharjah, 4.00%, due 7/28/2050	1,069,668	(m)
	1,135,000	Gabon Government International Bond, 6.63%, due 2/6/2031	1,011,913	(m)
		Ghana Government International Bond
	200,000	6.38%, due 2/11/2027	185,739	(r)
	695,000	10.75%, due 10/14/2030	850,977	(m)
EUR	103,000	Hungarian Development Bank, 1.38%, due 6/24/2025	123,336	(r)
	$1,050,000	Indonesia Government International Bond, 5.25%, due 1/17/2042	1,320,325	(m)
		Indonesia Treasury Bond
IDR	85,253,000,000	6.13%, due 5/15/2028	5,666,837
IDR	55,908,000,000	8.25%, due 5/15/2029	4,199,312
IDR	26,460,000,000	7.00%, due 9/15/2030	1,860,794
		Ivory Coast Government International Bond
	$1,643,400	5.75%, due 12/31/2032	1,604,534	(m)(w)
	249,000	5.75%, due 12/31/2032	243,111	(r)(w)
	291,000	Korea Development Bank, (3M USD LIBOR + 0.48%), 0.71%, due 10/1/2022	291,734	(b)
		Mexican Bonos
MXN	90,126,700	Ser. M20, 7.50%, due 6/3/2027	4,672,873
MXN	75,340,000	Ser. M20, 8.50%, due 5/31/2029	4,143,585
MXN	25,070,000	Ser. M, 7.75%, due 11/13/2042	1,266,235
	$1,155,000	Mongolia Government International Bond, 5.63%, due 5/1/2023	1,199,756	(m)
	200,000	Namibia International Bonds, 5.50%, due 11/3/2021	202,664	(r)
		Oman Government International Bond
	206,000	4.13%, due 1/17/2023	202,106	(r)
	1,980,000	6.75%, due 1/17/2048	1,617,042	(m)
	200,000	Provincia de Cordoba, 7.13%, due 6/10/2021	105,002	(r)
	370,000	Qatar Government International Bond, 3.88%, due 4/23/2023	396,791	(r)
	500,000	Republic of Belarus International Bond, 6.20%, due 2/28/2030	470,481	(r)
		Republic of South Africa Government Bond
ZAR	14,264,866	Ser. R186, 10.50%, due 12/21/2026	1,018,918
ZAR	52,039,335	8.25%, due 3/31/2032	2,744,042
ZAR	7,500,000	8.88%, due 2/28/2035	384,832
ZAR	20,621,129	9.00%, due 1/31/2040	1,011,532
EUR	53,000	Romanian Government International Bond, 2.75%, due 2/26/2026	66,717	(r)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Russian Federal Bond - Obligatsyi Federal'novo Zaima
RUB	88,362,000	7.10%, due 10/16/2024	$1,187,357
RUB	120,000,000	7.95%, due 10/7/2026	1,694,654
RUB	304,181,000	7.05%, due 1/19/2028	4,113,678
RUB	44,181,000	7.70%, due 3/23/2033	620,090
		Sri Lanka Government International Bond
	$302,000	6.85%, due 3/14/2024	167,545	(r)
	200,000	6.35%, due 6/28/2024	112,440	(r)
	340,000	7.85%, due 3/14/2029	181,900	(m)
		Turkey Government Bond
TRY	11,813,158	10.70%, due 8/17/2022	1,326,592
TRY	20,173,297	12.40%, due 3/8/2028	2,218,473
		Turkey Government International Bond
	$400,000	5.75%, due 3/22/2024	388,888
	200,000	4.25%, due 3/13/2025	182,250
		Turkiye Ihracat Kredi Bankasi AS
	360,000	5.38%, due 10/24/2023	339,840	(r)
	200,000	8.25%, due 1/24/2024	202,244	(m)
		Ukraine Government International Bond
	200,000	8.99%, due 2/1/2024	212,639	(r)
	2,820,000	7.25%, due 3/15/2033	2,647,292	(m)
	100,000	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/2022	102,484	(r)
	1,295,300	Venezuela Government International Bond, 8.25%, due 10/13/2024	118,520	(r)(x)
		Total Foreign Government Securities (Cost $86,469,952)	76,320,244
NUMBER OF SHARES
Short-Term Investments 10.7%
Investment Companies 10.7%
	269,403,902	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(y)	269,403,902	(n)
	26,877,993	State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(y)	26,877,993	(z)
		Total Short-Term Investments (Cost $296,281,895)	296,281,895
		Total Investments 126.6% (Cost $3,493,941,187)	3,504,157,385
		Liabilities Less Other Assets (26.6)%	(735,661,703	)(aa)(ab)
		Net Assets 100.0%	$2,768,495,682

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2020 and changes periodically.

(c)  The stated interest rates represent the range of rates at October 31, 2020 of the underlying contracts within the Loan Assignment.

(d)  Represents less than 0.05% of net assets of the Fund.

(e)  All or a portion of this security was purchased on a delayed delivery basis.

(f)  All or a portion of this security had not settled as of October 31, 2020 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

(g)  Value determined using significant unobservable inputs.

(h)  Fixed coupon.

(i)  All or a portion of the security is pledged as collateral for futures.

(j)  Rate shown was the discount rate at the date of purchase.

(k)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(l)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2020.

(m)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $869,675,410, which represents 31.4% of net assets of the Fund.

(n)  All or a portion of this security is segregated in connection with obligations for to be announced securities, when-issued securities, swaps, futures, forward foreign currency contracts, bond forwards and/or delayed delivery securities with a total value of $835,654,450.

(o)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(p)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at October 31, 2020, amounted to $711,721,739, which represents 25.7% of net assets of the Fund.

(q)  The security or a portion of this security is on loan at October 31, 2020. Total value of all such securities at October 31, 2020 amounted to $26,361,113 for the Fund (see Note A of the Notes to Financial Statements).

(r)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2020 amounted to $37,540,863, which represents 1.4% of net assets of the Fund.

(s)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(t)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(u)  When-issued security. Total value of all such securities at October 31, 2020 amounted to $1,512,350, which represents 0.1% of net assets of the Fund.

(v)  Payment-in-kind (PIK) security.

(w)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of October 31, 2020.

(x)  Defaulted security.

(y)  Represents 7-day effective yield as of October 31, 2020.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

(z)  Represents investment of cash collateral received from securities lending.

(aa)  Includes the impact of the Fund's open positions in derivatives at October 31, 2020.

(ab)  As of October 31, 2020, the value of unfunded loan commitments was $653,513 for the Fund (see Note A of Notes to Financial Statements).

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$2,701,931,537	97.6%
Cayman Islands	121,139,554	4.4%
United Kingdom	88,715,996	3.2%
Mexico	28,245,988	1.0%
Canada	27,181,555	1.0%
France	24,475,938	1.0%
Luxembourg	20,166,222	0.7%
Belgium	19,173,402	0.7%
Ireland	17,916,741	0.6%
Switzerland	17,720,101	0.6%
Brazil	13,508,387	0.5%
Indonesia	13,047,268	0.5%
Spain	12,612,130	0.5%
Russia	9,677,975	0.3%
Colombia	8,986,034	0.3%
Netherlands	8,238,234	0.3%
South Africa	7,229,364	0.3%
Turkey	4,856,287	0.2%
Germany	4,520,627	0.2%
United Arab Emirates	4,134,080	0.1%
Malaysia	3,852,227	0.1%
China	3,764,817	0.1%
Sweden	3,635,750	0.1%
Peru	3,462,694	0.1%
Ukraine	2,962,415	0.1%
Oman	2,932,426	0.1%
Egypt	2,798,429	0.1%
India	1,975,699	0.1%
Zambia	1,865,900	0.1%
Cote D'Ivoire	1,847,645	0.1%
Angola	1,832,258	0.1%
Israel	1,791,740	0.1%
Columbia	1,674,224	0.1%
Australia	1,545,937	0.1%
Costa Rica	1,533,700	0.1%
Mongolia	1,408,725	0.1%
Hong Kong	1,337,877	0.1%
Dominican Republic	1,309,082	0.0	%(a)
Nigeria	1,264,558	0.0	%(a)
Thailand	1,057,648	0.0	%(a)
Ghana	1,036,716	0.0	%(a)
Kazakhstan	1,024,863	0.0	%(a)
Gabon	1,011,913	0.0	%(a)
Argentina	896,839	0.0	%(a)
El Salvador	833,287	0.0	%(a)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Country	Investments at Value	Percentage of Net Assets
Qatar	$802,278	0.0	%(a)
Italy	618,450	0.0	%(a)
Korea	496,649	0.0	%(a)
Belarus	470,481	0.0	%(a)
Sri Lanka	461,885	0.0	%(a)
Azerbaijan	455,889	0.0	%(a)
Bahrain	295,992	0.0	%(a)
Kuwait	217,690	0.0	%(a)
Macau	212,938	0.0	%(a)
Ecuador	372,406	0.0	%(a)
Supranational	210,755	0.0	%(a)
Philippines	209,751	0.0	%(a)
Guatemala	204,500	0.0	%(a)
Namibia	202,664	0.0	%(a)
Chile	199,800	0.0	%(a)
Hungary	123,336	0.0	%(a)
Venezuela	118,520	0.0	%(a)
Romania	66,717	0.0	%(a)
Short-Term Investments and Other Liabilities-Net	(439,379,808)	(15.9)%
	$2,768,495,682	100.0%

(a)  Represents less than 0.05% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2020, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2020	456	Euro-Bobl	$72,157,899	$500,401
12/2020	4	Euro-Buxl Bond, 30 Year	1,065,701	56,276
12/2020	133	United Kingdom Long Gilt Bond	23,377,860	(84,039)
Total Long Positions			$96,601,460	$472,638

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2020	455	Euro-Bobl	$(71,999,658)	$(509,853)
12/2020	176	Euro-Bund	(36,106,947)	(592,331)
12/2020	133	United Kingdom Long Gilt Bond	(23,377,860)	84,045
12/2020	1,215	U.S. Treasury Note, 10 Year	(167,935,781)	1,148,639
12/2020	935	U.S. Treasury Note, Ultra 10 Year	(147,057,969)	1,995,745
12/2020	970	U.S. Treasury Ultra Long Bond	(208,550,000)	6,013,378
Total Short Positions			$(655,028,215)	$8,139,623
Total Futures				$8,612,261

At October 31, 2020 the Fund had securities pledged in the amount of $14,401,437 to cover collateral requirements on open futures. For the year ended October 31, 2020, the average notional value for the months where the Fund had futures outstanding was $287,880,212 for long positions and $(619,492,624) for short positions.

Forward foreign currency contracts ("forward FX contracts")

At October 31, 2020, open forward FX contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
902,834	USD	1,250,000	AUD	GSI	11/30/2020	$24,083
4,096,830	BRL	709,801	USD	CITI	11/4/2020	4,186
11,767,291	BRL	2,038,756	USD	MS	11/4/2020	12,026
724,039	USD	4,096,830	BRL	CITI	11/4/2020	10,051
2,094,197	USD	11,767,291	BRL	MS	11/4/2020	43,414
814,190	USD	4,325,789	BRL	SCB	12/2/2020	61,344
280,915	USD	1,521,097	BRL	GSI	12/2/2020	16,188
261,203	USD	1,458,794	BRL	GSI	12/2/2020	7,320
899,240	USD	1,185,000	CAD	GSI	11/30/2020	9,719
595,652,346	CLP	756,048	USD	CITI	12/16/2020	14,140

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
468,010,098	CLP	595,206	USD	MS	12/16/2020	$9,939
4	USD	3,403	CLP	GSI	12/16/2020	—
9,418,529	CNH	1,371,397	USD	GSI	11/27/2020	32,711
300,000	USD	1,122,000,000	COP	CITI	12/14/2020	10,645
4,857,000	EGP	300,000	USD	GSI	12/14/2020	5,115
227,544	EUR	6,155,929	CZK	CITI	11/10/2020	1,929
676,760	EUR	17,668,974	CZK	HSBC	11/10/2020	33,090
263,832	EUR	7,148,423	CZK	MS	11/10/2020	1,776
188,469	EUR	5,111,085	CZK	MS	11/10/2020	1,073
457,983	EUR	163,913,285	HUF	GSI	11/3/2020	12,995
1,131,239	EUR	413,472,635	HUF	HSBC	11/3/2020	4,798
923,542	EUR	337,346,342	HUF	CITI	12/11/2020	6,036
635,724	EUR	233,218,347	HUF	CITI	12/11/2020	966
634,300	EUR	231,646,437	HUF	HSBC	12/11/2020	4,295
1,135,116	EUR	5,106,204	PLN	HSBC	11/23/2020	32,628
633,699	EUR	2,921,585	PLN	HSBC	11/23/2020	290
679,303	EUR	2,986,248	PLN	MS	11/23/2020	37,090
588,902	USD	499,544	EUR	GSI	11/4/2020	7,095
1,632,949	USD	1,400,555	EUR	GSI	11/4/2020	1,757
908,126	USD	769,270	EUR	HSBC	11/4/2020	12,176
538	USD	459	EUR	HSBC	11/4/2020	3
263,166	USD	224,037	EUR	JPM	11/4/2020	2,234
234,196	USD	199,989	EUR	JPM	11/4/2020	1,273
956,938	USD	812,706	EUR	SCB	11/4/2020	10,399
321,390	USD	272,479	EUR	SCB	11/4/2020	4,041
3,011,451	USD	2,557,627	EUR	JPM	12/3/2020	30,741
273,775	USD	228,000	EUR	SCB	12/3/2020	8,059
401,833	USD	337,841	EUR	GSI	1/20/2021	7,612
2,065,395	GBP	2,675,949	USD	CITI	1/20/2021	1,382
720,245	GBP	933,157	USD	CITI	1/20/2021	482
3,348,893,312	IDR	225,788	USD	SCB	11/27/2020	315
3,098,397,763	IDR	207,932	USD	GSI	11/27/2020	1,259
1,499,593	USD	22,163,984,409	IDR	JPM	11/27/2020	3,175
1,358,228	USD	1,536,182,632	KRW	HSBC	11/30/2020	7,394
30,202,985	MXN	1,353,967	USD	CITI	11/6/2020	69,619
35,442,111	MXN	1,582,932	USD	GSI	11/6/2020	87,595
12,415,805	MXN	546,671	USD	GSI	11/6/2020	38,535
31,478,629	MXN	1,434,753	USD	HSBC	11/6/2020	48,959
18,628,763	MXN	818,174	USD	JPM	11/6/2020	59,873
785,867	USD	16,719,322	MXN	GSI	2/5/2021	5,721
83,060	RON	17,024	EUR	GSI	11/4/2020	69
5,550,776	RON	1,129,411	EUR	JPM	12/30/2020	7,780
3,308,621	RON	672,662	EUR	JPM	12/30/2020	5,267
16,692,615	RUB	209,034	USD	HSBC	12/18/2020	66
247,006	USD	19,108,455	RUB	SCB	12/18/2020	7,642
883,519	USD	6,750,000	TRY	CITI	11/5/2020	79,091

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
877,601	USD	6,919,885	TRY	GSI	1/21/2021	$83,792
1,360,079	USD	22,094,851	ZAR	SCB	11/6/2020	2,843
110,445	USD	1,798,781	ZAR	MS	2/5/2021	1,105
14,981,526	ZAR	849,597	USD	CITI	11/6/2020	70,684
9,767,221	ZAR	557,430	USD	CITI	11/6/2020	42,548
12,371,742	ZAR	727,480	USD	CITI	11/6/2020	32,488
12,665,068	ZAR	751,358	USD	CITI	11/6/2020	26,628
12,235,047	ZAR	735,381	USD	CITI	11/6/2020	16,190
12,801,565	ZAR	772,186	USD	CITI	11/6/2020	14,185
9,380,050	ZAR	563,481	USD	CITI	11/6/2020	12,714
12,805,728	ZAR	781,033	USD	CITI	11/6/2020	5,593
1,065,308	ZAR	63,200	USD	CITI	11/6/2020	2,239
13,200,971	ZAR	794,580	USD	GSI	11/6/2020	16,325
Total unrealized appreciation						$1,234,795
1,250,000	AUD	915,826	USD	GSI	11/30/2020	(37,077)
11,371,100	BRL	2,174,381	USD	SCB	11/4/2020	(192,644)
4,493,021	BRL	811,821	USD	CITI	11/4/2020	(28,785)
643,872	BRL	116,713	USD	CITI	1/5/2021	(4,748)
1,653,464	BRL	294,530	USD	CITI	1/5/2021	(7,003)
2,522,889	BRL	461,569	USD	GSI	1/5/2021	(22,853)
623,110	BRL	109,822	USD	CITI	3/2/2021	(1,678)
11,767,291	BRL	2,087,287	USD	MS	3/2/2021	(45,014)
1,970,113	USD	11,371,100	BRL	SCB	11/4/2020	(11,622)
778,444	USD	4,493,021	BRL	CITI	11/4/2020	(4,592)
1,185,000	CAD	901,400	USD	GSI	11/30/2020	(11,879)
748,463	USD	580,567,901	CLP	JPM	12/16/2020	(2,220)
621,517	USD	483,104,975	CLP	JPM	12/16/2020	(3,145)
835,267	USD	5,653,295	CNH	GSI	11/27/2020	(7,522)
560,623	USD	3,765,906	CNH	HSBC	11/27/2020	(796)
3,084,670,524	COP	803,614	USD	GSI	12/16/2020	(8,164)
680,383,113	COP	178,297	USD	JPM	12/16/2020	(2,846)
2,304,930,333	COP	620,082	USD	JPM	12/16/2020	(25,705)
3,623,809	CZK	138,028	EUR	CITI	11/10/2020	(5,888)
12,293,324	CZK	459,344	EUR	CITI	11/10/2020	(9,608)
5,190,195	CZK	193,794	EUR	HSBC	11/10/2020	(3,894)
44,690,760	CZK	1,694,276	EUR	JPM	11/10/2020	(63,339)
6,278,370	DKK	992,039	USD	CITI	1/20/2021	(7,821)
45,604	EUR	53,583	USD	CITI	11/4/2020	(469)
272,970	EUR	319,667	USD	GSI	11/4/2020	(1,745)
56,824	EUR	66,879	USD	JPM	11/4/2020	(698)
182,243	EUR	213,604	USD	JPM	11/4/2020	(1,350)
270,753	EUR	317,098	USD	JPM	11/4/2020	(1,758)
201,634	EUR	236,689	USD	JPM	11/4/2020	(1,851)
2,557,627	EUR	3,009,561	USD	JPM	11/4/2020	(30,755)
591,384	EUR	692,535	USD	SCB	11/4/2020	(3,764)
686,669	EUR	812,579	USD	HSBC	12/3/2020	(12,321)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
318,772	EUR	373,999	USD	JPM	12/3/2020	$(2,496)
273,319	EUR	321,087	USD	JPM	12/3/2020	(2,555)
364,311	EUR	427,828	USD	JPM	12/3/2020	(3,253)
1,212,535	EUR	1,425,985	USD	CITI	1/20/2021	(11,096)
2,645,517	EUR	3,111,223	USD	CITI	1/20/2021	(24,208)
7,403,437	EUR	8,706,708	USD	CITI	1/20/2021	(67,747)
198,824	EUR	234,213	USD	GSI	1/20/2021	(2,208)
630,000	EUR	746,333	USD	GSI	1/28/2021	(11,068)
17,055	EUR	83,060	RON	CITI	11/4/2020	(32)
16,968	EUR	83,060	RON	GSI	12/9/2020	(73)
670,933	USD	518,194	GBP	CITI	1/20/2021	(792)
337,346,342	HUF	924,860	EUR	CITI	11/3/2020	(6,126)
240,039,578	HUF	676,749	EUR	CITI	11/3/2020	(26,095)
396,943,330	HUF	1,106,369	EUR	SCB	12/11/2020	(30,032)
233,722,733	HUF	640,806	EUR	CITI	12/11/2020	(5,290)
163,477,311	HUF	455,949	EUR	JPM	12/16/2020	(12,815)
110,965	USD	1,660,480,286	IDR	SCB	11/27/2020	(1,144)
291,791	USD	4,332,213,918	IDR	HSBC	11/27/2020	(702)
97,759,905	INR	1,324,649	USD	CITI	1/13/2021	(22,193)
16,719,322	MXN	793,890	USD	GSI	11/6/2020	(5,842)
16,010,277	MXN	747,467	USD	GSI	2/5/2021	(405)
799,333	USD	17,140,732	MXN	CITI	11/6/2020	(8,577)
284,765	USD	6,107,817	MXN	GSI	11/6/2020	(3,121)
534,131	USD	11,486,633	MXN	GSI	11/6/2020	(7,279)
1,361,028	USD	30,603,144	MXN	GSI	11/6/2020	(81,420)
1,338,106	USD	30,445,599	MXN	GSI	11/6/2020	(96,916)
160,419	USD	3,438,248	MXN	HSBC	11/6/2020	(1,640)
373,489	USD	8,457,760	MXN	HSBC	11/6/2020	(25,158)
1,512,173	USD	33,285,944	MXN	HSBC	11/6/2020	(56,726)
180,291	USD	3,921,738	MXN	SCB	11/6/2020	(4,556)
107,925	USD	2,331,887	MXN	HSBC	2/5/2021	(884)
5,526,127	MYR	1,328,988	USD	GSI	12/18/2020	(4,150)
6,441,872	PEN	1,799,833	USD	JPM	12/16/2020	(17,982)
1,036,909	USD	3,752,159	PEN	GSI	12/16/2020	(955)
5,224,538	PLN	1,187,061	EUR	MS	11/23/2020	(63,258)
2,927,699	PLN	657,014	EUR	CITI	12/16/2020	(26,319)
2,925,102	PLN	639,999	EUR	GSI	12/16/2020	(7,138)
53,533,476	RUB	673,165	USD	SCB	12/18/2020	(2,578)
49,680,963	RUB	629,351	USD	HSBC	12/18/2020	(7,022)
61,084,948	RUB	771,859	USD	MS	12/18/2020	(6,678)
1,336,384	USD	41,820,538	THB	MS	11/19/2020	(5,249)
765,211	TRY	107,709	USD	GSI	11/5/2020	(16,515)
6,613,908	TRY	856,391	USD	GSI	11/5/2020	(68,181)
4,955,413	TRY	643,004	USD	HSBC	11/5/2020	(52,445)
3,669,004	TRY	478,514	USD	MS	11/5/2020	(41,262)
5,013,770	TRY	591,016	USD	JPM	12/8/2020	(3,489)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
722,517	USD	12,066,653	ZAR	CITI	11/6/2020	$(18,709)
781,470	USD	13,255,693	ZAR	CITI	11/6/2020	(32,796)
1,416,757	USD	23,780,839	ZAR	CITI	11/6/2020	(44,045)
777,003	USD	13,255,281	ZAR	MS	11/6/2020	(37,239)
742,462	USD	12,870,207	ZAR	MS	11/6/2020	(48,125)
803,103	USD	13,950,702	ZAR	MS	11/6/2020	(53,857)
777,018	USD	12,850,025	ZAR	CITI	2/5/2021	(4,083)
22,094,851	ZAR	1,346,278	USD	SCB	2/5/2021	(3,222)
Total unrealized depreciation						$(1,651,300)
Total net unrealized depreciation						$(416,505)

For the year ended October 31, 2020, the average notional value for the months where the Fund had forward FX contracts outstanding was $316,208,058.

Bond forward contracts ("bond forwards")

At October 31, 2020, bond forwards for the Fund were as follows:

Counterparty	Reference Entity	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 4/15/2022	USD	3,738,197	11/19/2020	$(11,803)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.63%, due 4/15/2023	USD	5,725,578	11/19/2020	(24,422)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.63%, due 1/15/2024	USD	4,477,004	11/19/2020	(22,996)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 1/15/2025	USD	5,796,373	11/19/2020	(28,627)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.38%, due 1/15/2027	USD	4,692,749	11/19/2020	(37,251)
GSI	U.S. Treasury Inflation-Indexed Bonds, 3.88%, due 4/15/2029	USD	3,644,773	11/19/2020	(55,226)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 1/15/2030	USD	5,684,531	11/19/2020	(70,469)
GSI	U.S. Treasury Inflation-Indexed Bonds, 2.13%, due 2/15/2040	USD	1,045,898	11/19/2020	(29,102)
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.38%, due 2/15/2044	USD	2,236,773	11/19/2020	(63,227)
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.00%, due 2/15/2049	USD	2,846,904	11/19/2020	(103,096)
Total net unrealized depreciation					$(446,219)

For the year ended October 31, 2020, the average notional value for the months where the Fund had bond forwards outstanding was $38,299,183.

At October 31, 2020, the Fund had cash collateral of $290,000 deposited in a segregated account for Goldman Sachs International and received cash collateral of $16,000 from Citibank N.A., to cover collateral requirements on over-the-counter derivatives.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

Credit default swap contracts ("credit default swaps")

At October 31, 2020, the Fund had outstanding credit default swaps as follows:

Centrally cleared credit default swaps—Buy Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Paid by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	iTraxx Europe Series 33 Version 1	EUR	2,000,000	1.00%	3M	6/20/2025	$(50,014)	$15,256	$(2,653)	$(37,411)

Centrally cleared credit default swaps—Sell Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	iTraxx Europe Crossover	EUR	480,005 Ser. 33 V.4	5.00%	3M	6/20/2025	$41,341	$(7,121)	$3,184	$37,404

At October 31, 2020, the Fund had $350,778 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

For the year ended October 31, 2020, the average notional value for the months where the Fund had credit default swaps outstanding was $2,310,696 for buy protection and $2,076,357 for sell protection.

Interest rate swap contracts ("interest rate swaps")

At October 31, 2020, the Fund did not have any outstanding interest rate swaps.

For the year ended October 31, 2020, the average notional value for the months where the Fund had interest rate swaps outstanding was $3,185,574 when the Fund paid the fixed rate and $3,779,551 when the Fund received the fixed rate.

Purchased option contracts ("options purchased")

At October 31, 2020, the Fund did not have any outstanding options purchased.

For the year ended October 31, 2020, the average market value for the months where the Fund had options purchased was $6,250.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Business Equipment & Services	$—	$31,679,140	$609,672	$32,288,812
Electronics—Electrical	—	29,052,782	586,751	29,639,533
Health Care	—	17,651,478	3,976,998	21,628,476
Industrial Equipment	—	5,072,063	1,159,116	6,231,179
Leisure Goods—Activities—Movies	—	6,250,444	619,200	6,869,644
Steel	—	—	1,657,962	1,657,962
Other Loan Assignments(a)	—	107,292,047	—	107,292,047
Total Loan Assignments	—	196,997,954	8,609,699	205,607,653
U.S. Treasury Obligations	—	119,302,234	—	119,302,234
U.S. Government Agency Securities	—	3,213,698	—	3,213,698
Mortgage-Backed Securities(a)	—	974,385,067	—	974,385,067
Corporate Bonds(a)	—	1,577,930,449	—	1,577,930,449
Convertible Bonds(a)	—	2,695,925	—	2,695,925
Municipal Notes(a)	—	88,416,627	—	88,416,627
Asset-Backed Securities	—	160,003,593	—	160,003,593
Foreign Government Securities	—	76,320,244	—	76,320,244
Short-Term Investments	—	296,281,895	—	296,281,895
Total Investments	$—	$3,495,547,686	$8,609,699	$3,504,157,385

(a)  The Schedule of Investments provides information on the industry, state/territory or sector categorization as well as a Positions by Country summary.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2020
Investments in Securities:
Loan Assignments(c)	$11,371	$6	$(388)	$(128)	$7,474	$(5,217)	$1,233	$(5,741)	$8,610	$(134)
Total	$11,371	$6	$(388)	$(128)	$7,474	$(5,217)	$1,233	$(5,741)	$8,610	$(134)

(c)  Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2020:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$9,798,484	$—	$—	$9,798,484
Liabilities	(1,186,223)	—	—	(1,186,223)
Forward FX Contracts(a)
Assets	—	1,234,795	—	1,234,795
Liabilities	—	(1,651,300)	—	(1,651,300)
Bond Forwards(a)
Liabilities	—	(446,219)	—	(446,219)
Swaps
Assets	—	37,404	—	37,404
Liabilities	—	(37,411)	—	(37,411)
Total	$8,612,261	$(862,731)	$—	$7,749,530

(a)  Futures, forward FX contracts and bond forwards are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

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Statements of Assets and Liabilities

Neuberger Berman Income Funds

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	October 31, 2020	October 31, 2020	October 31, 2020	October 31, 2020	October 31, 2020
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$576,347,973	$155,627,957	$171,616,350	$1,624,046,166	$120,744,951
Cash	—	294,846	17,638	124,861	12,176
Foreign currency(b)	21,826	484,749	—	—	—
Cash collateral segregated for futures contracts (Note A)	—	511,789	—	—	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	644,607	—	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	20,000	—	340,000	—
Dividends and interest receivable	2,534,449	2,164,965	522,945	20,870,383	1,474,957
Receivable for securities sold	11,368,882	350,063	7,851	3,253,820	—
Receivable for accumulated variation margin on futures contracts (Note A)	476,584	—	—	—	—
Receivable from Management—net (Note B)	—	—	—	—	10,028
Receivable for Fund shares sold	610,388	69,718	84,442	1,099,328	42
Receivable for securities lending income (Note A)	—	—	—	10,018	—
Receivable for forward foreign currency contracts (Note A)	—	1,363,115	—	—	—
Receivable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	211,909	—	—	—
Over-the-counter swap contracts, at value (Note A)	—	837,595	—	—	—
Receivable for unfunded loan commitments (Note A)	—	—	10,629	30,430	—
Prepaid expenses and other assets	50,121	33,252	21,437	87,051	19,751
Total Assets	591,410,223	162,614,565	172,281,292	1,649,862,057	122,261,905
Liabilities
Over-the-counter swap contracts, at value (Note A)	—	19,815	81,391	618,180	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	860,000	—	—	—
Cash collateral segregated for futures contracts due to broker (Note A)	54,335	—	—	—	—
Payable to investment manager—net (Note B)	77,359	67,626	64,561	617,648	40,552
Payable for securities purchased	74,509,575	5,034,666	9,819,647	45,908,756	2,862,628
Payable for Fund shares redeemed	450,563	164,308	88,577	7,057,438	118,941
Payable for accumulated variation margin on futures contracts (Note A)	—	61,523	—	—	—
Payable for bond forward contracts (Note A)	—	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	1,276,116	—	—	—
Payable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	—	—	—
Payable to administrator—net (Note B)	55,720	37,028	7,660	195,013	—
Payable to trustees	20,942	20,942	20,942	20,942	20,942
Payable for audit fees	34,400	53,310	40,350	58,145	29,400
Payable for custodian fees	37,955	55,158	70,281	76,355	20,519
Payable for legal fees	7,928	13,170	7,928	34,237	13,039
Payable for shareholder servicing fees	6,357	694	1,044	13,714	489
Interest payable (Note A)	—	—	142	—	—
Payable for loaned securities collateral (Note A)	—	—	—	39,921,138	—
Distributions payable	352,617	224	13,739	941,362	1,080
Accrued capital gains taxes (Note A)	—	60,736	—	—	—
Other accrued expenses and payables	6,246	9,550	18,351	144,787	7,890
Total Liabilities	75,613,997	7,734,866	10,234,613	95,607,715	3,115,480
Net Assets	$515,796,226	$154,879,699	$162,046,679	$1,554,254,342	$119,146,425
Net Assets consist of:
Paid-in capital	$496,835,266	$172,512,264	$200,600,251	$1,746,220,525	$120,552,478
Total distributable earnings/(losses)	18,960,960	(17,632,565)	(38,553,572)	(191,966,183)	(1,406,053)
Net Assets	$515,796,226	$154,879,699	$162,046,679	$1,554,254,342	$119,146,425
Net Assets
Investor Class	$14,112,565	$—	$—	$76,518,652	$—
Trust Class	—	—	—	—	—
Institutional Class	473,545,044	153,013,481	149,375,712	1,148,666,405	117,933,232
Class A	23,008,495	1,329,749	7,046,071	18,247,516	866,986
Class C	2,060,610	536,469	5,624,896	5,851,225	346,207
Class R3	—	—	—	1,783,943	—
Class R6	3,069,512	—	—	303,186,601	—

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	October 31, 2020	October 31, 2020	October 31, 2020	October 31, 2020
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$62,179,153	$222,991,932	$82,453,212	$3,504,157,385
Cash	130,791	151,117	—	34,072
Foreign currency(b)	—	—	—	5,939,331
Cash collateral segregated for futures contracts (Note A)	—	—	121,994	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	—	—	350,778
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	—	290,000
Dividends and interest receivable	655,528	2,573,523	414,371	24,636,850
Receivable for securities sold	—	969,905	—	84,367,004
Receivable for accumulated variation margin on futures contracts (Note A)	—	—	44,920	8,612,261
Receivable from Management—net (Note B)	8,227	—	10,754	—
Receivable for Fund shares sold	1,000	36,905	58,741	3,843,082
Receivable for securities lending income (Note A)	—	—	137	7,184
Receivable for forward foreign currency contracts (Note A)	—	—	—	1,234,795
Receivable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	—	—
Over-the-counter swap contracts, at value (Note A)	—	—	—	—
Receivable for unfunded loan commitments (Note A)	—	—	—	14,437
Prepaid expenses and other assets	15,945	30,162	38,105	115,392
Total Assets	62,990,644	226,753,544	83,142,234	3,633,602,571
Liabilities
Over-the-counter swap contracts, at value (Note A)	—	—	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	—	—	16,000
Cash collateral segregated for futures contracts due to broker (Note A)	—	—	—	6,200,411
Payable to investment manager—net (Note B)	13,326	26,590	12,278	946,218
Payable for securities purchased	—	1,956,410	—	807,352,073
Payable for Fund shares redeemed	8,653	46,425	238,525	19,367,653
Payable for accumulated variation margin on futures contracts (Note A)	—	—	—	—
Payable for bond forward contracts (Note A)	—	—	—	446,219
Payable for forward foreign currency contracts (Note A)	—	—	—	1,651,300
Payable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	—	7
Payable to administrator—net (Note B)	—	10,664	—	417,808
Payable to trustees	20,942	20,942	20,942	20,942
Payable for audit fees	29,350	51,984	54,274	62,045
Payable for custodian fees	17,748	22,147	22,103	169,359
Payable for legal fees	8,889	10,243	7,929	13,003
Payable for shareholder servicing fees	13,274	2,654	7,064	10,315
Interest payable (Note A)	—	—	—	—
Payable for loaned securities collateral (Note A)	—	—	353,328	26,877,993
Distributions payable	6,723	314,915	2,830	1,401,321
Accrued capital gains taxes (Note A)	—	—	—	8,853
Other accrued expenses and payables	8,521	12,994	9,286	145,369
Total Liabilities	127,426	2,475,968	728,559	865,106,889
Net Assets	$62,863,218	$224,277,576	$82,413,675	$2,768,495,682
Net Assets consist of:
Paid-in capital	$59,410,835	$216,424,318	$88,058,300	$2,840,480,081
Total distributable earnings/(losses)	3,452,383	7,853,258	(5,644,625)	(71,984,399)
Net Assets	$62,863,218	$224,277,576	$82,413,675	$2,768,495,682
Net Assets
Investor Class	$—	$12,512,233	$20,464,637	$—
Trust Class	—	—	2,654,661	9,556,591
Institutional Class	62,747,403	207,206,793	55,716,560	2,227,466,864
Class A	79,648	2,595,754	1,508,264	125,872,402
Class C	36,167	1,962,796	2,069,553	73,371,473
Class R3	—	—	—	—
Class R6	—	—	—	332,228,352

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Income Funds (cont'd)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	October 31, 2020	October 31, 2020	October 31, 2020	October 31, 2020	October 31, 2020
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,293,211	—	—	9,187,570	—
Trust Class	—	—	—	—	—
Institutional Class	43,305,399	18,651,367	15,888,566	137,723,270	11,426,931
Class A	2,111,276	162,278	749,393	2,191,108	84,061
Class C	188,872	65,454	598,508	701,256	33,529
Class R3	—	—	—	213,969	—
Class R6	280,654	—	—	36,325,018	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.91	$—	$—	$8.33	$—
Trust Class	—	—	—	—	—
Institutional Class	10.94	8.20	9.40	8.34	10.32
Class R3	—	—	—	8.34	—
Class R6	10.94	—	—	8.35	—
Net Asset Value and redemption price per share
Class A	$10.90	$8.19	$9.40	$8.33	$10.31
Offering Price per share
Class A‡	$11.38	$8.55	$9.82	$8.70	$10.77
Net Asset Value and offering price per share
Class C^	$10.91	$8.20	$9.40	$8.34	$10.33
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$—	$39,166,037	$—
*Cost of Investments:
(a) Unaffiliated issuers	$563,896,223	$159,571,918	$176,966,340	$1,600,683,753	$119,757,174
(b) Total cost of foreign currency	$20,825	$498,279	$—	$—	$—
(c) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—	$—
(d) Unamortized upfront payments on centrally cleared swap contracts	$—	$508,067	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	October 31, 2020	October 31, 2020	October 31, 2020	October 31, 2020
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	1,041,740	2,650,039	—
Trust Class	—	—	360,638	871,862
Institutional Class	3,522,983	17,267,556	7,219,382	203,141,095
Class A	4,470	216,521	205,037	11,467,800
Class C	2,030	163,612	281,195	6,692,030
Class R3	—	—	—	—
Class R6	—	—	—	30,323,341
Net Asset Value, offering and redemption price per share
Investor Class	$—	$12.01	$7.72	$—
Trust Class	—	—	7.36	10.96
Institutional Class	17.81	12.00	7.72	10.97
Class R3	—	—	—	—
Class R6	—	—	—	10.96
Net Asset Value and redemption price per share
Class A	$17.82	$11.99	$7.36	$10.98
Offering Price per share
Class A‡	$18.61	$12.52	$7.55	$11.47
Net Asset Value and offering price per share
Class C^	$17.82	$12.00	$7.36	$10.96
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$345,542	$26,361,113
*Cost of Investments:
(a) Unaffiliated issuers	$58,992,209	$215,680,120	$82,343,983	$3,493,941,187
(b) Total cost of foreign currency	$—	$—	$—	$6,046,315
(c) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$(50,014)
(d) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$41,341

Statements of Operations

Neuberger Berman Income Funds

	CORE BOND FUND	EMERGING MARKETS DEBT FUND		FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020		For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—	$—		$6,149	$—	$64,379
Interest and other income—unaffiliated issuers	12,236,421	8,827,207		9,537,331	112,987,216	4,242,162
Income from securities loaned—net	—	248		—	198,478	—
Foreign taxes withheld	—	(109,205)		(315)	—	—
Total income	$12,236,421	$8,718,250		$9,543,165	$113,185,694	$4,306,541
Expenses:
Investment management fees (Note B)	810,047	875,305		932,561	9,313,307	484,156
Administration fees (Note B):
Investor Class	34,254	—		—	215,329	—
Trust Class	—	—		—	—	—
Institutional Class	575,519	234,703		257,563	1,886,717	179,508
Class A	52,398	5,923		16,089	52,857	2,487
Class C	6,137	1,306		23,881	25,332	1,204
Class R3	—	—		—	5,425	—
Class R6	1,217	—		—	285,871	—
Distribution fees (Note B):
Investor Class	31,717	—		—	—	—
Trust Class	—	—		—	—	—
Class A	48,517	5,485		14,897	48,941	2,302
Class C	22,730	4,837		88,449	93,824	4,460
Class R3	—	—		—	10,047	—
Shareholder servicing agent fees:
Investor Class	19,590	—		—	33,373	—
Trust Class	—	—		—	—	—
Institutional Class	2,945	1,816		1,237	2,313	750
Class A	938	545		1,845	—	564
Class C	177	52		356	1,066	50
Class R3	—	—		—	640	—
Class R6	53	—		—	—	—
Audit fees	34,400	53,314		40,350	58,144	29,400
Custodian and accounting fees	150,506	240,102		284,094	340,018	82,823
Insurance	13,134	5,788		7,639	69,189	3,356
Legal fees	60,923	55,742		51,207	55,605	55,568
Registration and filing fees	110,187	64,136		54,072	177,703	59,855
Repayment to Management of expenses previously assumed by Management (Note B)	—	—		—	16,063	—
Shareholder reports	49,642	11,419		12,191	261,583	7,882
Trustees' fees and expenses	56,701	56,569		56,627	57,966	56,538
Interest	176	12,364	(Note E)	1,251	6,540	4,183
Miscellaneous	26,849	14,725		12,475	104,857	11,736
Total expenses	2,108,757	1,644,131		1,856,784	13,122,710	986,822
Expenses reimbursed by Management (Note B)	(289,365)	(370,440)		(421,584)	—	(364,440)
Total net expenses	1,819,392	1,273,691		1,435,200	13,122,710	622,382
Net investment income/(loss)	$10,417,029	$7,444,559		$8,107,965	$100,062,984	$3,684,159

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—	$—	$—	$368
Interest and other income—unaffiliated issuers	1,426,257	5,189,980	2,903,632	116,440,465
Income from securities loaned—net	—	—	2,392	75,094
Foreign taxes withheld	—	—	—	(88,047)
Total income	$1,426,257	$5,189,980	$2,906,024	$116,427,880
Expenses:
Investment management fees (Note B)	151,151	297,762	151,877	11,142,416
Administration fees (Note B):
Investor Class	—	35,006	56,675	—
Trust Class	—	—	10,694	35,953
Institutional Class	90,523	292,903	87,790	3,402,374
Class A	214	5,422	2,735	307,759
Class C	88	6,602	4,785	238,026
Class R3	—	—	—	—
Class R6	—	—	—	153,112
Distribution fees (Note B):
Investor Class	—	—	—	—
Trust Class	—	—	—	8,988
Class A	198	5,020	2,532	284,961
Class C	326	24,452	17,722	881,576
Class R3	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	9,299	25,006	—
Trust Class	—	—	417	5,265
Institutional Class	44,268	826	328	11,119
Class A	—	187	215	14,086
Class C	11	152	149	2,844
Class R3	—	—	—	—
Class R6	—	—	—	4,126
Audit fees	29,350	51,984	54,273	62,049
Custodian and accounting fees	72,341	90,155	90,235	707,187
Insurance	1,929	6,631	2,780	87,028
Legal fees	50,456	65,886	63,935	88,557
Registration and filing fees	46,864	70,783	96,876	176,764
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	5,279
Shareholder reports	10,268	13,774	9,807	239,921
Trustees' fees and expenses	56,496	56,592	56,514	58,346
Interest	315	1,249	1,608	12,265
Miscellaneous	8,752	16,106	12,466	153,319
Total expenses	563,550	1,050,791	749,419	18,083,320
Expenses reimbursed by Management (Note B)	(300,290)	(349,065)	(370,455)	(374,195)
Total net expenses	263,260	701,726	378,964	17,709,125
Net investment income/(loss)	$1,162,997	$4,488,254	$2,527,060	$98,718,755

Statements of Operations (cont'd)

Neuberger Berman Income Funds (cont'd)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	12,573,476	(8,929,919)*	(10,589,049)	(70,026,352)	(875,678)
Redemption in-kind	—	—	—	13,575,889	—
Settlement of bond forward contracts	—	—	—	—	—
Settlement of forward foreign currency contracts	—	(3,426,974)	—	—	—
Settlement of foreign currency transactions	(68,361)	(177,567)	—	—	—
Expiration or closing of futures contracts	586,958	220,844	—	—	—
Expiration or closing of swap contracts	—	581,827	314,327	7,125,364	—
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	2,497,753	(3,103,280)**	1,056,423	(23,733,969)	(2,779,298)
Unfunded loan commitments	—	—	10,317	30,430	—
Forward foreign currency contracts	—	(73,730)	—	—	—
Bond forward contracts	—	—	—	—	—
Foreign currency translations	(25,600)	(96,876)	—	—	—
Futures contracts	604,900	(282,701)	—	—	—
Swap contracts	—	80,490	(81,391)	(618,180)	—
Net gain/(loss) on investments	16,169,126	(15,207,886)	(9,289,373)	(73,646,818)	(3,654,976)
Net increase/(decrease) in net assets resulting from operations	$26,586,155	$(7,763,327)	$(1,181,408)	$26,416,166	$29,183

*  Net of foreign capital gains tax of $29,217 for Emerging Markets Debt and $897 for Strategic Income.

**  Change in accrued foreign capital gains tax amounted to $22,522 for Emerging Markets Debt and $(6,199) for Strategic Income.

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020	For the Fiscal Year Ended October 31, 2020
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	269,183	1,119,874	(1,002,301)	69,183,873 *
Redemption in-kind	—	—	—	—
Settlement of bond forward contracts	—	—	—	4,373,566
Settlement of forward foreign currency contracts	—	—	—	(5,310,661)
Settlement of foreign currency transactions	—	—	—	(152,193)
Expiration or closing of futures contracts	—	—	108,513	(51,307,400)
Expiration or closing of swap contracts	—	—	—	1,249,813
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	474,733	(944,475)	74,517	(44,960,756)**
Unfunded loan commitments	—	—	—	14,437
Forward foreign currency contracts	—	—	—	(1,110,571)
Bond forward contracts	—	—	—	(394,914)
Foreign currency translations	—	—	—	(657,599)
Futures contracts	—	—	87,061	3,125,468
Swap contracts	—	—	—	8,666
Net gain/(loss) on investments	743,916	175,399	(732,210)	(25,938,271)
Net increase/(decrease) in net assets resulting from operations	$1,906,913	$4,663,653	$1,794,850	$72,780,484

Statements of Changes in Net Assets

Neuberger Berman Income Funds

	CORE BOND FUND		EMERGING MARKETS DEBT FUND		FLOATING RATE INCOME FUND
	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$10,417,029	$11,068,052	$7,444,559	$10,599,108	$8,107,965	$14,484,379
Net realized gain/(loss) on investments	13,092,073	4,361,907	(11,731,789)	(4,170,676)	(10,274,722)	(6,302,285)
Change in net unrealized appreciation/ (depreciation) of investments	3,077,053	24,451,494	(3,476,097)	18,523,009	985,349	(3,710,421)
Net increase/(decrease) in net assets resulting from operations	26,586,155	39,881,453	(7,763,327)	24,951,441	(1,181,408)	4,471,673
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(355,155)	(253,152)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(12,261,101)	(9,630,153)	(2,387,251)	(6,084,654)	(7,531,977)	(13,480,972)
Class A	(541,934)	(467,959)	(26,813)	(197,926)	(236,720)	(443,114)
Class C	(47,043)	(37,340)	(1,449)	(8,401)	(289,871)	(573,832)
Class R3	—	—	—	—	—	—
Class R6	(80,554)	(6,292)	—	—	—	—
Tax return of capital:
Investor Class	—	(59,291)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	(1,949,134)	(4,678,443)	(3,945,557)	(35,060)	—
Class A	—	(109,931)	(65,293)	(145,583)	(1,214)	—
Class C	—	(12,718)	(14,537)	(8,381)	(1,811)	—
Class R6	—	(1,614)	—	—	—	—
Total distributions to shareholders	(13,285,787)	(12,527,584)	(7,173,786)	(10,390,502)	(8,096,653)	(14,497,918)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	4,187,763	1,324,925	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	223,493,673	118,807,560	128,328,872	61,315,025	69,155,593	152,168,862
Class A	12,167,675	5,550,368	414,419	2,131,472	3,350,149	1,582,981
Class C	1,372,519	711,546	328,748	25,299	308,613	265,956
Class R3	—	—	—	—	—	—
Class R6	1,347,865	3,385,955	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	323,718	284,777	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	7,806,650	7,105,915	6,999,358	9,941,289	7,426,709	13,208,218
Class A	473,011	533,687	86,121	335,922	183,236	353,838
Class C	32,224	35,723	15,019	14,419	202,652	384,090
Class R3	—	—	—	—	—	—
Class R6	17,262	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(2,206,014)	(828,003)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(102,034,548)	(192,017,094)	(126,076,007)	(121,706,299)	(125,110,920)	(282,893,763)
Class A	(9,680,603)	(6,381,585)	(2,233,538)	(8,506,123)	(2,943,094)	(15,217,548)
Class C	(1,643,500)	(928,780)	(135,512)	(188,106)	(6,190,594)	(5,310,584)
Class R3	—	—	—	—	—	—
Class R6	(1,728,960)	(4,283)	—	—	—	—
Net increase/(decrease) from Fund share transactions	133,928,735	(62,419,289)	7,727,480	(56,637,102)	(53,617,656)	(135,457,950)
Net Increase/(Decrease) in Net Assets	147,229,103	(35,065,420)	(7,209,633)	(42,076,163)	(62,895,717)	(145,484,195)
Net Assets:
Beginning of year	368,567,123	403,632,543	162,089,332	204,165,495	224,942,396	370,426,591
End of year	$515,796,226	$368,567,123	$154,879,699	$162,089,332	$162,046,679	$224,942,396

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND		MUNICIPAL IMPACT FUND
	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$100,062,984	$125,770,466	$3,684,159	$3,222,739	$1,162,997	$1,373,564
Net realized gain/(loss) on investments	(49,325,099)	(21,842,323)	(875,678)	206,883	269,183	263,062
Change in net unrealized appreciation/ (depreciation) of investments	(24,321,719)	68,454,711	(2,779,298)	4,734,468	474,733	3,126,668
Net increase/(decrease) in net assets resulting from operations	26,416,166	172,382,854	29,183	8,164,090	1,906,913	4,763,294
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(4,033,366)	(4,874,294)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(65,549,284)	(79,294,224)	(3,651,177)	(3,177,326)	(1,431,743)	(1,372,101)
Class A	(932,848)	(1,734,014)	(24,734)	(32,234)	(1,592)	(1,135)
Class C	(385,461)	(627,957)	(8,676)	(12,732)	(370)	(328)
Class R3	(91,775)	(199,809)	—	—	—	—
Class R6	(30,389,547)	(38,976,423)	—	—	—	—
Tax return of capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(101,382,281)	(125,706,721)	(3,684,587)	(3,222,292)	(1,433,705)	(1,373,564)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	9,819,720	5,550,693	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	609,073,932	1,098,520,829	22,835,451	49,388,141	5,397,119	6,390,443
Class A	38,743,459	72,800,536	103,471	1,520,083	—	51,600
Class C	376,588	639,343	33,000	402,974	13,626	—
Class R3	443,883	2,148,689	—	—	—	—
Class R6	332,352,755	184,071,040	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	3,795,670	4,590,454	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	52,754,589	62,063,355	3,622,862	3,177,326	1,328,596	1,252,176
Class A	762,525	1,529,427	16,928	23,380	1,065	610
Class C	237,512	379,715	8,155	12,119	38	—
Class R3	86,934	186,999	—	—	—	—
Class R6	28,528,938	38,201,120	—	—	—	—
Payments for shares redeemed:
Investor Class	(21,175,723)	(19,317,111)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(944,300,233)	(922,417,021)	(27,615,428)	(22,364,490)	(3,446,692)	(4,338,660)
Class A	(45,988,145)	(86,983,742)	(348,230)	(1,305,985)	(1,011)	(563)
Class C	(6,426,515)	(5,313,543)	(332,079)	(253,812)	(5,000)	—
Class R3	(2,910,790)	(1,720,932)	—	—	—	—
Class R6	(773,447,832)	(200,607,639)	—	—	—	—
Net increase/(decrease) from Fund share transactions	(717,272,733)	234,322,212	(1,675,870)	30,599,736	3,287,741	3,355,606
Net Increase/(Decrease) in Net Assets	(792,238,848)	280,998,345	(5,331,274)	35,541,534	3,760,949	6,745,336
Net Assets:
Beginning of year	2,346,493,190	2,065,494,845	124,477,699	88,936,165	59,102,269	52,356,933
End of year	$1,554,254,342	$2,346,493,190	$119,146,425	$124,477,699	$62,863,218	$59,102,269

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds

	MUNICIPAL INTERMEDIATE BOND FUND		SHORT DURATION BOND FUND
	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$4,488,254	$5,119,352	$2,527,060	$2,027,253
Net realized gain/(loss) on investments	1,119,874	706,336	(893,788)	975,193
Change in net unrealized appreciation/ (depreciation) of investments	(944,475)	11,202,697	161,578	958,175
Net increase/(decrease) in net assets resulting from operations	4,663,653	17,028,385	1,794,850	3,960,621
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(293,144)	(341,134)	(627,978)	(543,998)
Trust Class	—	—	(61,525)	(46,548)
Institutional Class	(4,644,750)	(5,025,234)	(1,865,834)	(1,668,703)
Class A	(39,797)	(97,963)	(28,186)	(38,076)
Class C	(32,055)	(48,880)	(36,013)	(21,580)
Class R3	—	—	—	—
Class R6	—	—	—	—
Tax return of capital:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R6	—	—	—	—
Total distributions to shareholders	(5,009,746)	(5,513,211)	(2,619,536)	(2,318,905)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,757,159	2,673,297	2,043,929	2,295,757
Trust Class	—	—	912,540	173,455
Institutional Class	45,814,917	26,733,857	26,548,133	34,487,723
Class A	1,248,181	213,843	1,355,519	3,626,142
Class C	399,085	218,268	1,568,319	595,261
Class R3	—	—	—	—
Class R6	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	241,351	282,271	595,488	513,869
Trust Class	—	—	61,454	46,494
Institutional Class	873,933	784,427	1,865,834	1,668,558
Class A	26,765	87,409	22,897	35,328
Class C	20,741	31,588	31,744	16,880
Class R3	—	—	—	—
Class R6	—	—	—	—
Payments for shares redeemed:
Investor Class	(2,678,567)	(3,198,034)	(3,792,348)	(2,272,690)
Trust Class	—	—	(266,771)	(366,026)
Institutional Class	(21,481,001)	(59,849,074)	(28,417,204)	(35,639,765)
Class A	(502,217)	(5,275,378)	(646,802)	(4,373,616)
Class C	(1,094,297)	(1,034,366)	(922,239)	(430,313)
Class R3	—	—	—	—
Class R6	—	—	—	—
Net increase/(decrease) from Fund share transactions	24,626,050	(38,331,892)	960,493	377,057
Net Increase/(Decrease) in Net Assets	24,279,957	(26,816,718)	135,807	2,018,773
Net Assets:
Beginning of year	199,997,619	226,814,337	82,277,868	80,259,095
End of year	$224,277,576	$199,997,619	$82,413,675	$82,277,868

See Notes to Financial Statements

	STRATEGIC INCOME FUND
	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$98,718,755	$103,364,207
Net realized gain/(loss) on investments	18,036,998	(47,818,066)
Change in net unrealized appreciation/ (depreciation) of investments	(43,975,269)	146,197,897
Net increase/(decrease) in net assets resulting from operations	72,780,484	201,744,038
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—
Trust Class	(326,660)	(352,311)
Institutional Class	(90,274,906)	(79,965,455)
Class A	(4,080,740)	(3,745,676)
Class C	(2,538,924)	(2,800,544)
Class R3	—	—
Class R6	(12,490,296)	(11,106,490)
Tax return of capital:
Investor Class	—	—
Trust Class	—	(56,210)
Institutional Class	—	(11,550,914)
Class A	—	(609,707)
Class C	—	(577,578)
Class R6	—	(1,563,839)
Total distributions to shareholders	(109,711,526)	(112,328,724)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—
Trust Class	2,609,944	2,901,774
Institutional Class	865,666,004	879,370,988
Class A	69,778,551	60,999,530
Class C	12,932,248	14,049,457
Class R3	—	—
Class R6	62,342,429	79,664,923
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—
Trust Class	313,957	378,573
Institutional Class	74,676,388	72,400,190
Class A	2,811,591	3,427,640
Class C	2,039,424	2,600,637
Class R3	—	—
Class R6	12,472,851	12,641,352
Payments for shares redeemed:
Investor Class	—	—
Trust Class	(1,809,597)	(14,409,674)
Institutional Class	(1,034,598,148)	(886,525,556)
Class A	(60,792,808)	(114,938,262)
Class C	(41,386,629)	(42,130,513)
Class R3	—	—
Class R6	(43,193,064)	(149,256,458)
Net increase/(decrease) from Fund share transactions	(76,136,859)	(78,825,399)
Net Increase/(Decrease) in Net Assets	(113,067,901)	10,589,915
Net Assets:
Beginning of year	2,881,563,583	2,870,973,668
End of year	$2,768,495,682	$2,881,563,583

Notes to Financial Statements Income Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Impact Fund ("Municipal Impact"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration") and Neuberger Berman Strategic Income Fund ("Strategic Income") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Each Fund (except Emerging Markets Debt) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Municipal Impact became diversified in June 2018 in connection with its investment strategy change. Four Funds offer Investor Class shares, two offer Trust Class shares, nine offer Institutional Class shares, nine offer Class A shares, nine offer Class C shares, one offers Class R3 shares and three offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities and exchange-traded funds ("ETFs"), for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and Other Market Information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt and Foreign Government Securities. Inputs used to value emerging markets debt and foreign government securities generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of forward foreign currency contracts ("forward FX contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of bond forward contracts ("bond forwards") is determined by Management by obtaining valuations from independent pricing services using a model that considers the current price of the underlying bond and the forward curve (Level 2 inputs).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of total return swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).

The value of cross currency swaps is determined by Management by obtaining valuations from independent pricing services based on present value of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing & Reference Data LLC ("ICE") to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amounts of such proceeds for the year ended October 31, 2020, was $374 for Strategic Income.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2020, the Funds did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at October 31, 2020 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$564,011,456	$19,881,243	$7,544,726	$12,336,517
Emerging Markets Debt	161,370,309	5,901,206	11,139,200	(5,237,994)
Floating Rate Income	177,179,848	386,464	5,939,333	(5,552,869)
High Income	1,603,349,260	43,983,206	23,255,870	20,727,336
Municipal High Income	120,058,917	3,378,548	2,692,514	686,034
Municipal Impact	58,992,209	3,333,731	146,787	3,186,944
Municipal Intermediate Bond	215,680,120	8,755,652	1,443,840	7,311,812
Short Duration	82,424,124	1,286,581	1,257,493	29,088
Strategic Income	3,500,215,215	89,438,477	85,957,656	3,480,821

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2020, the Funds recorded permanent reclassifications primarily related to one or more of the following: gains (losses) & tax adjustments on securities redeemed in kind, prior year true up adjustment, return of capital distributions and deemed distributions on shareholder redemptions. For the year ended October 31, 2020, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Distributable Earnings
Core Bond	$1	$(1)
Emerging Markets Debt	1,452	(1,452)
Floating Rate Income	—	—
High Income	12,609,279	(12,609,279)
Municipal High Income	—	—
Municipal Impact	5,938	(5,938)
Municipal Intermediate Bond	—	—
Short Duration	—	—
Strategic Income	—	—

The tax character of distributions paid during the years ended October 31, 2020, and October 31, 2019, was as follows:

	Distributions Paid From:
	Taxable Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
Core Bond	$13,285,787	$10,394,896	$—	$—	$—	$—	$—	$2,132,688	$13,285,787	$12,527,584
Emerging Markets Debt	2,415,513	6,290,981	—	—	—	—	4,758,273	4,099,521	7,173,786	10,390,502
Floating Rate Income	8,058,568	14,497,918	—	—	—	—	38,085	—	8,096,653	14,497,918
High Income	101,382,281	125,706,721	—	—	—	—	—	—	101,382,281	125,706,721
Municipal High Income	4,963	9,859	3,679,624	3,212,433	—	—	—	—	3,684,587	3,222,292
Municipal Impact	3,586	18,138	1,148,099	1,250,658	282,020	104,768	—	—	1,433,705	1,373,564
Municipal Intermediate Bond	439	644,458	4,432,437	4,450,231	576,870	418,522	—	—	5,009,746	5,513,211
Short Duration	2,619,536	2,318,905	—	—	—	—	—	—	2,619,536	2,318,905
Strategic Income	109,711,526	97,970,476	—	—	—	—	—	14,358,248	109,711,526	112,328,724

As of October 31, 2020, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income/(Loss)	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$8,840,703	$—	$—	$12,337,702	$(1,864,828)	$(352,617)	$18,960,960
Emerging Markets Debt	—	—	—	(5,387,730)	(12,216,721)	(28,114)	(17,632,565)
Floating Rate Income	—	—	—	(5,552,869)	(32,950,566)	(50,137)	(38,553,572)
High Income	489,230	—	—	20,727,336	(212,241,387)	(941,362)	(191,966,183)
Municipal High Income	—	197,553	—	686,033	(2,275,129)	(14,510)	(1,406,053)
Municipal Impact	—	8,941	263,221	3,186,944	—	(6,723)	3,452,383
Municipal Intermediate Bond	—	—	856,363	7,311,812	—	(314,917)	7,853,258
Short Duration	333,773	—	—	29,087	(6,004,655)	(2,830)	(5,644,625)
Strategic Income	1,839,983	—	—	2,755,865	(75,146,001)	(1,434,246)	(71,984,399)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles; timing differences of fund level distributions, mark-to-market adjustments on swaps, futures and forward FX contracts, amortization of bond premium, defaulted bond adjustments, amortization of organizational expenses and tax adjustments related to treasury inflation protection securities, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2020, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term	Short-Term
Emerging Markets Debt	$7,970,110	$4,173,236
Floating Rate Income	23,303,840	9,646,726
High Income	148,365,373	63,876,014
Municipal High Income	947,538	1,327,591
Short Duration	4,457,486	1,547,169
Strategic Income	74,550,093	589,961

During the year ended October 31, 2020, Core Bond utilized capital loss carryforwards of $2,341,288.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

8  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Each Fund may also enter into a TBA agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.

9  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Debt and Strategic Income accrue capital gains tax on unrealized and realized gains for certain securities. At October 31, 2020, Emerging Markets Debt and Strategic Income had accrued capital gains taxes of $60,736 and $8,853, respectively, which is reflected in the Statements of Assets and Liabilities. For the year ended October 31, 2020, Emerging Markets Debt and Strategic Income had realized capital gains taxes of $29,217 and $897, respectively, which is reflected in the Statements of Operations.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of October 31, 2020, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

Value of Securities Loaned
High Income	$39,166,037
Short Duration	345,542
Strategic Income	26,361,113

As of October 31, 2020, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Corporate Bonds
High Income	$39,921,138	$—	$—	$—	39,921,138
Short Duration	353,328	—	—	—	353,328
Strategic Income	26,877,993	—	—	—	26,877,993

(a)  Amounts represent the payable for loaned securities collateral received.

12  Derivative instruments: Certain Funds' use of derivatives during the year ended October 31, 2020, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2020. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the Securities and Exchange Commission ("SEC") adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. There is a transition period for compliance for the new rule and it is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund's performance and may increase costs related to a Fund's use of derivatives.

Futures contracts: During the year ended October 31, 2020, Core Bond used futures to manage or adjust the risk profile and investment exposure of the Fund, including to adjust the duration and yield curve exposure of the Fund's portfolio. During the year ended October 31, 2020, Emerging Markets Debt and Short Duration used futures for economic hedging purposes, including as a maturity or duration management device. During the year ended October 31, 2020, Strategic Income used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, to adjust the duration of the Fund's portfolio and to enhance total return.

Futures contracts may include certain options on exchange-traded futures contracts. At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Bond forward contracts: During the year ended October 31, 2020, Strategic Income used bond forward contracts to obtain economic exposure in the Fund to certain markets and securities. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund's ability to sell or otherwise use the investments posted as collateral for the bond forward.

Forward foreign currency contracts: During the year ended October 31, 2020, Emerging Markets Debt used forward FX contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to apply foreign exchange leverage, and to gain exposure to the markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the year ended October 31, 2020, Strategic Income used forward FX contracts to manage or adjust the risk profile for foreign currency exposures in the Fund, to obtain or reduce economic exposure, to establish net short or long positions for markets or securities and to enhance total return.

A forward FX contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward FX contract fluctuates with changes in forward currency exchange rates. Forward FX contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward FX contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward FX contract or enter into a closing transaction involving the purchase or sale of an offsetting forward FX contract. Closing transactions with respect to forward FX contracts are usually performed with the counterparty to the original forward FX contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the year ended October 31, 2020, Emerging Markets Debt used credit default swaps to manage or adjust credit risk of the Fund, to take advantage of the portfolio managers' views on credit risk, market pricing of credit events and in an effort to leverage risk exposures by selling protection. During the year ended October 31, 2020, Strategic Income used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For over-the-counter ("OTC") credit default swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Interest rate swap contracts: During the year ended October 31, 2020, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged rate positions. During the year ended October 31, 2020, Strategic Income used interest rate swaps to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, to adjust the duration of the Fund's portfolio and to enhance total return. Under the terms of interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable-rate payment flows are paid by one party to the other on a periodic basis and netted against each other when applicable. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swaps, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. For OTC interest rate swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Cross currency swap contracts: During the year ended October 31, 2020, Emerging Markets Debt used cross currency swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged rate positions. Cross currency swaps are interest rate swaps in which interest payments and principal amounts are exchanged in two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. For OTC cross currency swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. The reclassifications do not impact the Fund's total net assets or its total net increase/(decrease) in net assets resulting from operations.

Total return swap contracts: During the year ended October 31, 2020, Floating Rate Income and High Income used total return swaps to enhance liquidity while maintaining exposure to the asset class. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For OTC total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.

Options: During the year ended October 31, 2020, Strategic Income used purchased options for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

A Fund may write or purchase options on exchange-traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

At October 31, 2020, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$659,718	$—	$—	$—	$659,718
Total Value—Assets		$659,718	$—	$—	$—	$659,718
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$86,914	$—	$—	$—	$86,914
Forward FX contracts	Receivable for forward foreign currency contracts	—	1,363,115	—	—	1,363,115

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	$637,221	$—	$424,917	$—	$1,062,138
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	837,595	—	—	—	837,595
Total Value—Assets		$1,561,730	$1,363,115	$424,917	$—	$3,349,762
Short Duration
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$45,993	$—	$—	$—	$45,993
Total Value—Assets		$45,993	$—	$—	$—	$45,993
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$9,798,484	$—	$—	$—	$9,798,484
Forward FX contracts	Receivable for forward foreign currency contracts	—	1,234,795	—	—	1,234,795
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	—	—	37,404	$—	37,404
Total Value—Assets		$9,798,484	$1,234,795	$37,404	$—	$11,070,683
Liability Derivatives
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(183,134)	$—	$—	$—	$(183,134)
Total Value—Liabilities		$(183,134)	$—	$—	$—	$(183,134)
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(148,437)	$—	$—	$—	$(148,437)
Forward FX contracts	Payable for forward foreign currency contracts	—	(1,276,116)	—	—	(1,276,116)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(850,229)	—	—	—	(850,229)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	$(19,815)	$—	$—	$—	$(19,815)
Total Value—Liabilities		$(1,018,481)	$(1,276,116)	$—	$—	$(2,294,597)
Floating Rate Income
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	$—	$—	$(81,391)	$—	$(81,391)
Total Value—Liabilities		$—	$—	$(81,391)	$—	$(81,391)
High Income
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	$—	$—	$(618,180)	$—	$(618,180)
Total Value—Liabilities		$—	$—	$(618,180)	$—	$(618,180)
Short Duration
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(1,073)	$—	$—	$—	$(1,073)
Total Value—Liabilities		$(1,073)	$—	$—	$—	$(1,073)
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(1,186,223)	$—	$—	$—	$(1,186,223)
Bond forwards	Payable for bond forward contracts	(446,219)	—	—	—	(446,219)
Forward FX contracts	Payable for forward foreign currency contracts	—	(1,651,300)	—	—	(1,651,300)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	—	—	(37,411)	$—	(37,411)
Total Value—Liabilities		$(1,632,442)	$(1,651,300)	$(37,411)	$—	$(3,321,153)

(a)  "Centrally cleared swaps" and "over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap or over-the-counter swap contracts plus accrued interest as of October 31, 2020.

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2020, was as follows:

Realized Gain/(Loss)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Core Bond
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$586,958	$—	$—	$—	$586,958
Total Realized Gain/(Loss)		$586,958	$—	$—	$—	$586,958
Emerging Markets Debt
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$220,844	$—	$—	$—	$220,844
Forward FX contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	(3,426,974)	—	—	(3,426,974)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	1,061,520	—	(479,693)	—	581,827
Total Realized Gain/(Loss)		$1,282,364	$(3,426,974)	$(479,693)	$—	$(2,624,303)
Floating Rate Income
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	$—	$—	$314,327	$—	$314,327
Total Realized Gain/(Loss)		$—	$—	$314,327	$—	$314,327
High Income
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	$—	$—	$7,125,364	$—	$7,125,364
Total Realized Gain/(Loss)		$—	$—	$7,125,364	$—	$7,125,364
Short Duration
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$108,513	$—	$—	$—	$108,513
Total Realized Gain/(Loss)		$108,513	$—	$—	$—	$108,513
Strategic Income
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$(51,409,221)	$101,821	$—	$—	$(51,307,400)
Bond forwards	Net realized gain/(loss) on: Settlement of bond forward contracts	4,373,566	—	—	—	4,373,566

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Forward FX contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	$—	$(5,310,661)	$—	$—	$(5,310,661)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	—	—	1,249,813	—	1,249,813
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	—	—	—	8,795	8,795
Total Realized Gain/(Loss) Change in Appreciation/(Depreciation)		$(47,035,655)	$(5,208,840)	$1,249,813	$8,795	$(50,985,887)
Core Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$604,900	$—	$—	$—	$604,900
Total Change in Appreciation/(Depreciation)		$604,900	$—	$—	$—	$604,900
Emerging Markets Debt
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(282,701)	$—	$—	$—	$(282,701)
Forward FX contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	(73,730)	—	—	(73,730)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	(309,861)	—	390,351	—	80,490
Total Change in Appreciation/(Depreciation)		$(592,562)	$(73,730)	$390,351	$—	$(275,941)
Floating Rate Income
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	$—	$—	$(81,391)	$—	$(81,391)
Total Change in Appreciation/(Depreciation)		$—	$—	$(81,391)	$—	$(81,391)
High Income
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	$—	$—	$(618,180)	$—	$(618,180)
Total Change in Appreciation/(Depreciation)		$—	$—	$(618,180)	$—	$(618,180)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Short Duration
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$87,061	$—	$—	$—	$87,061
Total Change in Appreciation/(Depreciation)		$87,061	$—	$—	$—	$87,061
Strategic Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$3,180,756	$(55,288)	$—	$—	$3,125,468
Bond forwards	Change in net unrealized appreciation/(depreciation) in value of: Bond forward contracts	(394,914)	—	—	—	(394,914)
Forward FX contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	(1,110,571)	—	—	(1,110,571)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	—	—	8,666	—	8,666
Total Change in Appreciation/(Depreciation)		$2,785,842	$(1,165,859)	$8,666	$—	$1,628,649

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.

Management has concluded that Municipal High Income, Municipal Impact and Municipal Intermediate Bond did not hold any derivative instruments during the year ended October 31, 2020, that require additional disclosures pursuant to ASC 815.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Debt, Floating Rate Income, High Income, Short Duration and Strategic Income held one or more of these investments at October 31, 2020. The Funds' OTC derivative assets and liabilities at fair value by type and securities lending assets are reported gross in the Statements of Assets and Liabilities. The following tables present derivative and securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of October 31, 2020.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Over-the-counter swap contracts	$837,595	$—	$837,595
Forward FX contracts	1,363,115	—	1,363,115
Total	$2,200,710	$—	$2,200,710
High Income
Securities Lending	$39,166,037	$—	$39,166,037
Total	$39,166,037	$—	$39,166,037
Short Duration
Securities lending	$345,542	$—	$345,542
Total	$345,542	$—	$345,542
Strategic Income
Forward FX contracts	$1,234,795	$—	$1,234,795
Securities lending	26,361,113	—	26,361,113
Total	$27,595,908	$—	$27,595,908

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Debt
CITI	$305,528	$(273,033)	$—	$32,495
GSI	925,974	(209,066)	(390,000)	326,908
HSBC	50,842	(40,251)	—	10,591
JPM	591,245	(158,262)	(432,983)	—
MS	58,419	(58,419)	—	—
SCB	112,683	(112,683)	—	—
SSB	156,019	(156,019)	—	—
Total	$2,200,710	$(1,007,733)	$(822,983)	$369,994
High Income
SSB	$39,166,037	$—	$(39,166,037)	$—
Total	$39,166,037	$—	$(39,166,037)	$—
Short Duration
SSB	$345,542	$—	$(345,542)	$—
Total	$345,542	$—	$(345,542)	$—

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Strategic Income
CITI	$421,796	$(368,700)	$(16,000)	$37,096
GSI	357,891	(357,891)	—	—
HSBC	143,699	(143,699)	—	—
JPM	110,343	(110,343)	—	—
MS	106,423	(106,423)	—	—
SCB	94,643	(94,643)	—	—
SSB	26,361,113	—	(26,361,113)	—
Total	$27,595,908	$(1,181,699)	$(26,377,113)	$37,096

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt Fund
Over-the-counter swap contracts	$(19,815)	$—	$(19,815)
Forward FX contracts	(1,276,116)	—	(1,276,116)
Total	$(1,295,931)	$—	$(1,295,931)
Floating Rate Income
Over-the-counter swap contracts	$(81,391)	$—	$(81,391)
Total	$(81,391)	$—	$(81,391)
High Income
Over-the-counter swap contracts	$(618,180)	$—	$(618,180)
Total	$(618,180)	$—	$(618,180)
Strategic Income
Bond forwards	$(446,219)	$—	$(446,219)
Forward FX contracts	(1,651,300)	—	(1,651,300)
Total	$(2,097,519)	$—	$(2,097,519)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Emerging Markets Debt
CITI	$(273,033)	$273,033	$—	$—
GSI	(209,066)	209,066	—	—
HSBC	(40,251)	40,251	—	—
JPM	(158,262)	158,262	—	—
MS	(217,581)	58,419	—	(159,162)
SCB	(157,607)	112,683	—	(44,924)
SSB	(240,131)	156,019	—	(84,112)
Total	$(1,295,931)	$1,007,733	$—	$(288,198)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Floating Rate Income
JPM	$(27,672)	$—	$—	$(27,672)
MS	(53,719)	—	—	(53,719)
Total	$(81,391)	$—	$—	$(81,391)
High Income
GSI	$(376,414)	$—	$340,000	$(36,414)
JPM	(241,766)	—	—	(241,766)
Total	$(618,180)	$—	$340,000	$(278,180)
Strategic Income
CITI	$(368,700)	$368,700	$—	$—
GSI	(840,730)	357,891	290,000	(192,839)
HSBC	(161,588)	143,699	—	(17,889)
JPM	(176,257)	110,343	—	(65,914)
MS	(300,682)	106,423	—	(194,259)
SCB	(249,562)	94,643	—	(154,919)
Total	$(2,097,519)	$1,181,699	$290,000	$(625,820)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2020, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of October 31, 2020.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the SEC that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

15  Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower's discretion. As of

October 31, 2020, the value of unfunded loan commitments was $442,357, $1,684,320 and $653,513 for Floating Rate Income, High Income and Strategic Income, respectively, pursuant to the following loan agreements:

Floating Rate Income
Borrower	Principal Amount	Value
EyeCare Partners, LLC, Term Loan DD, (3M USD LIBOR + 3.75%), 3.75%, due 2/18/2027(a)	$52,027	$49,188
Intelsat Jackson Holdings S.A., Term Loan DIP, (3M USD LIBOR + 3.60%), 3.60%, due 7/13/2022(a)	143,076	145,222
Pro Mach Group, Inc., Term Loan DD, (3M USD LIBOR + 1.75%), 3.50%, due 3/7/2025(a)	165,954	167,613	(c)
Service Logic Acquisition, Inc., Term Loan DD, (USD LIBOR + 4.00%), 0.50%, due 10/23/2027(b)	39,179	38,934	(c)
Southern Veterinary Partners, LLC, Term Loan DD, (3M USD LIBOR + 0.50%), 0.50%, due 10/1/2027(a)	41,818	41,400	(c)
High Income
Borrower	Principal Amount	Value
Intelsat Jackson Holdings S.A., Term Loan DD, (3M USD LIBOR + 5.50%), 3.60%, due 7/13/2022(a)	$1,015,000	$1,030,225
Service Logic Acquisition, Inc., Term Loan DD, (USD LIBOR + 4.00%), 0.50%, due 10/23/2027(b)	658,209	654,095	(c)
Strategic Income
Borrower	Principal Amount	Value
EyeCare Partners, LLC, Term Loan DD, (3M USD LIBOR + 3.75%), 3.75%, due 2/18/2027(a)	$122,027	$115,367
Intelsat Jackson Holdings S.A., Term Loan DIP, (3M USD LIBOR + 3.60%), 3.60%, due 7/13/2022(a)	320,692	325,502
Pro Mach Group, Inc., Term Loan DD, (3M USD LIBOR + 1.75%), 3.50%, due 3/7/2025(a)	210,538	212,644	(c)

(a)  Position is a delayed draw term loan which may be partially or fully unfunded. In accordance with the underlying credit agreement, the interest rate shown reflects the unfunded rate as of October 31, 2020.

(b)  This security has not settled as of October 31, 2020. In accordance with the underlying credit agreement, the interest rate shown reflects the unfunded rate as of October 31, 2020.

(c)  Value determined using significant unobservable inputs.

16  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, a Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2019, Strategic Income realized a net loss of $(1,794,284) on $31,646,140 of in-kind redemptions. During the year ended October 31, 2020, High Income realized a net gain of $13,575,889 on $192,035,868 of in-kind redemptions.

17  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

18  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Funds.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Core Bond(a):
	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.15%
For Emerging Markets Debt:
	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Floating Rate Income:
	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
For High Income:
	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
For Municipal High Income:
	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
For Municipal Impact:
	0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
For Municipal Intermediate Bond:
	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
For Short Duration(b):
	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.15%
For Strategic Income:
	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

(a)  0.25% of the first $500 million, 0.225% for the next $500 million, 0.20% for the next $500 million, 0.175% for the next $500 million and 0.15% in excess of $2 billion prior to January 15, 2020.

(b)  0.20% of the first $1.5 billion, 0.175% for the next $500 million and 0.15% in excess of $2 billion prior to February 28, 2020.

Accordingly, for the year ended October 31, 2020, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

Effective Rate
Core Bond	0.19%
Municipal High Income	0.40%
Municipal Impact	0.25%
Short Duration	0.18%

Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.27% for each of Investor Class, Class A, Class C and Class R3; 0.50% for Trust Class of Short Duration; 0.40% for Trust Class of Strategic Income; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

At October 31, 2020, contingent liabilities to NBIA under the agreements were as follows:

				Expenses Reimbursed in Year Ended October 31,
				2018	2019	2020
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2021	2022	2023
Core Bond Investor Class	0.78	%(b)	10/31/23	$27,349	$27,317	$24,104
Core Bond Institutional Class	0.38	%(b)	10/31/23	325,526	328,676	254,794
Core Bond Class A	0.78	%(b)	10/31/23	13,557	13,844	7,793
Core Bond Class C	1.53	%(b)	10/31/23	1,869	1,746	998
Core Bond Class R6	0.28	%(b)	10/31/23	—	330 (c)	1,676
Emerging Markets Debt Institutional Class	0.78%		10/31/23	457,406	406,354	363,531
Emerging Markets Debt Class A	1.15%		10/31/23	15,759	15,905	5,716
Emerging Markets Debt Class C	1.90%		10/31/23	1,301	930	1,193
Floating Rate Income Institutional Class	0.70%		10/31/23	475,802	469,596	385,554
Floating Rate Income Class A	1.07%		10/31/23	30,445	19,217	15,631
Floating Rate Income Class C	1.82%		10/31/23	26,854	26,631	20,399
High Income Investor Class	1.00%		10/31/23	—	—	—
High Income Institutional Class	0.75%		10/31/23	—	—	—
High Income Class A	1.12%		10/31/23	4,063	16,174	—
High Income Class C	1.87%		10/31/23	—	—	—
High Income Class R3	1.37%		10/31/23	—	—	—

				Expenses Reimbursed in Year Ended October 31,
				2018		2019	2020
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2021		2022	2023
High Income Class R6	0.65	%(b)	10/31/23	$—		$—	$—
Municipal High Income Institutional Class	0.50%		10/31/23	341,403		329,680	359,725
Municipal High Income Class A	0.87%		10/31/23	2,546		4,413	3,325
Municipal High Income Class C	1.62%		10/31/23	1,802		2,011	1,390
Municipal Impact Institutional Class	0.43	%(b)	10/31/23	162,783		382,133	299,893
Municipal Impact Class A	0.80%		10/31/23	89	(d)	400	248
Municipal Impact Class C	1.55%		10/31/23	91	(d)	225	149
Municipal Intermediate Bond Investor Class	0.45	%(b)	10/31/23	18,441		23,657	26,332
Municipal Intermediate Bond Institutional Class	0.30	%(b)	10/31/23	202,676		248,495	315,219
Municipal Intermediate Bond Class A	0.67	%(b)	10/31/23	6,691		5,508	3,397
Municipal Intermediate Bond Class C	1.42	%(b)	10/31/23	3,285		4,287	4,117
Short Duration Investor Class	0.54	%(b)	10/31/23	102,348		94,340	97,811
Short Duration Trust Class	0.64	%(b)	10/31/23	11,423		8,902	10,631
Short Duration Institutional Class	0.34	%(b)	10/31/23	232,853		239,009	249,736
Short Duration Class A	0.71	%(b)	10/31/23	8,714		6,786	4,533
Short Duration Class C	1.46	%(b)	10/31/23	5,866		5,488	7,744
Strategic Income Trust Class	0.94%		10/31/23	9,494		7,844	6,415
Strategic Income Institutional Class	0.59%		10/31/23	540,043		573,799	293,431
Strategic Income Class A	0.99%		10/31/23	20,071		13,789	—
Strategic Income Class C	1.69%		10/31/23	63,520		53,704	31,253
Strategic Income Class R6	0.49	%(b)	10/31/23	81,957		79,636	43,096

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Classes that have had changes to their respective limitations are noted below.

Class	Expense Limitation	Prior to
Core Bond Investor Class	0.85%	1/15/20
Core Bond Institutional Class	0.45%	1/15/20
Core Bond Class A	0.85%	1/15/20
Core Bond Class C	1.60%	1/15/20
Core Bond Class R6	0.35%	1/15/20
High Income Class R6	0.68%	12/6/18
Municipal Impact Institutional Class	1.00%	6/18/18
Municipal Intermediate Bond Investor Class	0.65%	2/28/18
Municipal Intermediate Bond Investor Class	0.58%	9/12/19
Municipal Intermediate Bond Institutional Class	0.50%	2/28/18

Class	Expense Limitation	Prior to
Municipal Intermediate Bond Institutional Class	0.43%	9/12/19
Municipal Intermediate Bond Class A	0.87%	2/28/18
Municipal Intermediate Bond Class A	0.80%	9/12/19
Municipal Intermediate Bond Class C	1.62%	2/28/18
Municipal Intermediate Bond Class C	1.55%	9/12/19
Short Duration Investor Class	0.70%	2/28/18
Short Duration Investor Class	0.59%	2/28/20
Short Duration Trust Class	0.80%	2/28/18
Short Duration Trust Class	0.69%	2/28/20
Short Duration Institutional Class	0.50%	2/28/18
Short Duration Institutional Class	0.39%	2/28/20
Short Duration Class A	0.87%	2/28/18
Short Duration Class A	0.76%	2/28/20
Short Duration Class C	1.62%	2/28/18
Short Duration Class C	1.51%	2/28/20
Strategic Income Class R6	0.52%	12/6/18

(c)  Period from January 18, 2019 (Commencement of Operations) to October 31, 2019.

(d)  Period from June 19, 2018 (Commencement of Operations) to October 31, 2018.

Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended October 31, 2020, the following classes repaid NBIA under these agreements as follows:

Class	Expenses Repaid to NBIA
High Income Class A	$16,063
Strategic Income Class A	5,279

Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt, is retained by NBIA to choose the Fund's investments and handle its day-to-day business for the portion of the Fund's assets allocated to it by NBIA, and receives a monthly fee paid by NBIA. As investment manager, NBIA is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or NBIA.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', and each Fund's Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of each Fund's Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2020, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter
	Net Initial Sales Charge	CDSC
Core Bond Class A	$1,909	$—
Core Bond Class C	—	—
Emerging Markets Debt Class A	100	—
Emerging Markets Debt Class C	—	467
Floating Rate Income Class A	2,360	—
Floating Rate Income Class C	—	84
High Income Class A	2,226	—
High Income Class C	—	204
Municipal High Income Class A	69	—
Municipal High Income Class C	—	100
Municipal Impact Class A	—	—
Municipal Impact Class C	—	—
Municipal Intermediate Bond Class A	369	—
Municipal Intermediate Bond Class C	—	—
Short Duration Class A	692	—
Short Duration Class C	—	391
Strategic Income Class A	20,955	—
Strategic Income Class C	—	16,308

Note C—Securities Transactions:

During the year ended October 31, 2020, there were purchase and sale transactions of long-term securities (excluding swaps, bond forwards, forward FX contracts and futures) as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$879,684,274	$138,855,900	$745,922,707	$91,262,835
Emerging Markets Debt	—	125,343,632	—	129,258,877
Floating Rate Income	—	145,352,260	—	210,856,614
High Income	—	2,115,529,553	—	2,698,097,876
Municipal High Income	—	135,146,823	—	138,457,380
Municipal Impact	—	29,628,177	—	25,600,407
Municipal Intermediate Bond	—	221,516,540	—	197,526,535
Short Duration	28,791,919	101,226,033	18,439,798	115,629,523
Strategic Income	8,671,528,006	2,344,302,691	8,840,346,179	2,057,893,113

During the year ended October 31, 2020, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2020, and October 31, 2019, was as follows:

	For the Year Ended October 31, 2020				For the Year Ended October 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond
Investor Class	389,686	30,030	(206,005)	213,711	129,288	27,784	(81,520)	75,552
Institutional Class	20,633,874	722,228	(9,595,598)	11,760,504	11,669,819	693,274	(18,958,065)	(6,594,972)
Class A	1,123,321	43,965	(902,085)	265,201	544,560	52,162	(623,991)	(27,269)
Class C	127,930	2,992	(151,163)	(20,241)	69,568	3,489	(90,610)	(17,553)
Class R6(a)	123,398	1,574	(163,798)	(38,826)	319,888	—	(408)	319,480
Emerging Markets Debt
Institutional Class	15,000,638	855,192	(15,573,766)	282,064	7,343,891	1,181,758	(14,437,586)	(5,911,937)
Class A	51,232	10,485	(276,167)	(214,450)	254,996	40,054	(1,016,665)	(721,615)
Class C	39,230	1,848	(16,996)	24,082	2,973	1,715	(22,545)	(17,857)

	For the Year Ended October 31, 2020				For the Year Ended October 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Floating Rate Income
Institutional Class	7,357,319	800,576	(13,926,118)	(5,768,223)	15,712,965	1,367,567	(29,270,410)	(12,189,878)
Class A	363,502	19,762	(319,590)	63,674	163,715	36,745	(1,573,396)	(1,372,936)
Class C	32,712	21,872	(670,180)	(615,596)	27,499	39,781	(548,500)	(481,220)
High Income
Investor Class	1,243,612	462,100	(2,613,475)	(907,763)	661,267	546,182	(2,302,538)	(1,095,089)
Institutional Class	73,985,981	6,396,324	(115,117,838)	(34,735,533)	130,670,292	7,364,804	(109,461,663)	28,573,433
Class A	4,714,570	92,438	(5,566,351)	(759,343)	8,715,029	182,231	(10,448,641)	(1,551,381)
Class C	45,211	28,868	(774,042)	(699,963)	77,119	45,135	(631,901)	(509,647)
Class R3	54,318	10,529	(342,147)	(277,300)	253,610	22,174	(203,094)	72,690
Class R6	39,660,772	3,467,912	(94,349,369)	(51,220,685)	21,665,740	4,536,329	(23,859,026)	2,343,043
Municipal High Income
Institutional Class	2,213,492	351,347	(2,729,598)	(164,759)	4,714,758	306,240	(2,195,158)	2,825,840
Class A	9,817	1,644	(33,403)	(21,942)	147,521	2,256	(126,447)	23,330
Class C	3,087	791	(32,158)	(28,280)	39,174	1,166	(24,777)	15,563
Municipal Impact
Institutional Class	302,968	75,127	(195,388)	182,707	369,153	72,147	(250,539)	190,761
Class A	—	60	(57)	3	2,985	35	(32)	2,988
Class C	836	3	(288)	551	—	—	—	—
Municipal Intermediate Bond
Investor Class	144,987	20,116	(225,948)	(60,845)	222,174	23,837	(266,656)	(20,645)
Institutional Class	3,833,133	72,857	(1,794,292)	2,111,698	2,275,975	66,834	(5,143,138)	(2,800,329)
Class A	103,378	2,236	(41,711)	63,903	18,211	7,453	(446,656)	(420,992)
Class C	33,596	1,732	(90,563)	(55,235)	18,865	2,677	(87,660)	(66,118)

	For the Year Ended October 31, 2020				For the Year Ended October 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Short Duration
Investor Class	268,566	77,547	(496,147)	(150,034)	297,520	66,255	(293,763)	70,012
Trust Class	124,391	8,398	(36,262)	96,527	23,502	6,290	(49,886)	(20,094)
Institutional Class	3,466,793	243,055	(3,723,468)	(13,620)	4,467,502	215,326	(4,596,654)	86,174
Class A	186,511	3,129	(88,028)	101,612	494,831	4,791	(594,127)	(94,505)
Class C	218,546	4,338	(126,020)	96,864	81,042	2,283	(58,438)	24,887
Strategic Income
Trust Class	239,860	29,089	(182,780)	86,169	269,644	35,070	(1,354,937)	(1,050,223)
Institutional Class	80,345,130	6,916,717	(98,623,806)	(11,361,959)	81,372,377	6,680,421	(82,606,322)	5,446,476
Class A	6,497,650	259,914	(5,607,997)	1,149,567	5,651,265	317,392	(10,781,417)	(4,812,760)
Class C	1,187,542	189,103	(3,826,019)	(2,449,374)	1,294,692	240,429	(3,900,160)	(2,365,039)
Class R6	5,792,507	1,155,827	(4,072,179)	2,876,155	7,388,299	1,168,591	(13,979,131)	(5,422,241)

(a)  Period from January 18, 2019 (Commencement of Operations) to October 31, 2019.

Note E—Line of Credit:

At October 31, 2020, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2020.

During the year ended October 31, 2020, the following Fund had borrowings under the Credit Facility:

Fund	Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid(1)
Emerging Markets Debt	7	$27,800,000	1.15%	$3,332

(1)  Interest paid is reflected in the Statements of Operations under the caption "Interest."

Note F—Investments in Affiliates(a):

At October 31, 2020, affiliated persons, as defined in the 1940 Act, owned 0.01%, 5.78%, 2.69%, 0.04%, 0.04%, 0.08%, 0.00% and 0.51% of the outstanding shares of Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Municipal High Income, Municipal Impact, Municipal Intermediate Bond and Strategic Income, respectively.

(a)  Affiliated persons, as defined in the 1940 Act.

Note G—Change in Accounting Principle:

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08"). For callable debt securities held at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The adoption resulted in a change in accounting principle, since the Funds had historically amortized such premiums to maturity for GAAP. Accordingly, the Funds have adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, each Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment directly to the component of net assets as of the beginning of the period of adoption that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments as follows:

Adjustment
Core Bond	$28,663
Emerging Markets Debt	8,887
Floating Rate Income	1,122
High Income	1,042,480
Municipal High Income	315,433
Municipal Impact	112,198
Municipal Intermediate Bond	1,113,646
Short Duration	4,879
Strategic Income	395,360

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings/(loss) or the NAV of each Fund. With respect to each Fund's results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Note H—Recent Accounting Pronouncements:

In August 2018, FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820: "Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement") ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

In March 2020, FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 848)". In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
10/31/2020	$10.51	$0.23	$0.47	$0.70	$(0.30)	$—	$—	$(0.30)
10/31/2019	$9.77	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)	$(0.30)
10/31/2018	$10.31	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.54	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.37	$0.21	$0.22	$0.43	$(0.22)	$(0.04)	$—	$(0.26)
Institutional Class
10/31/2020	$10.53	$0.27	$0.49	$0.76	$(0.35)	$—	$—	$(0.35)
10/31/2019	$9.79	$0.30	$0.79	$1.09	$(0.29)	$—	$(0.06)	$(0.35)
10/31/2018	$10.34	$0.28	$(0.54)	$(0.26)	$(0.26)	$—	$(0.03)	$(0.29)
10/31/2017	$10.57	$0.24	$(0.15)	$0.09	$(0.23)	$(0.06)	$(0.03)	$(0.32)
10/31/2016	$10.39	$0.25	$0.23	$0.48	$(0.26)	$(0.04)	$—	$(0.30)
Class A
10/31/2020	$10.50	$0.23	$0.47	$0.70	$(0.30)	$—	$—	$(0.30)
10/31/2019	$9.76	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)	$(0.30)
10/31/2018	$10.30	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.53	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.35	$0.21	$0.23	$0.44	$(0.22)	$(0.04)	$—	$(0.26)
Class C
10/31/2020	$10.51	$0.15	$0.47	$0.62	$(0.22)	$—	$—	$(0.22)
10/31/2019	$9.77	$0.19	$0.78	$0.97	$(0.17)	$—	$(0.06)	$(0.23)
10/31/2018	$10.31	$0.16	$(0.52)	$(0.36)	$(0.15)	$—	$(0.03)	$(0.18)
10/31/2017	$10.54	$0.13	$(0.16)	$(0.03)	$(0.11)	$(0.06)	$(0.03)	$(0.20)
10/31/2016	$10.36	$0.13	$0.23	$0.36	$(0.14)	$(0.04)	$—	$(0.18)
Class R6
10/31/2020	$10.53	$0.28	$0.49	$0.77	$(0.36)	$—	$—	$(0.36)
Period from 1/18/2019^ to 10/31/2019	$9.93	$0.24	$0.65	$0.89	$(0.23)	$—	$(0.06)	$(0.29)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
10/31/2020	$10.91	6.76%		$14.1	0.99%	0.80%	2.12%	111%[c]
10/31/2019	$10.51	10.81%[b]		$11.3	1.12%	0.85%	2.60%	147%[c]
10/31/2018	$9.77	(2.83)%[b]		$9.8	1.12%	0.86%	2.32%	136%[c]
10/31/2017	$10.31	0.54%[b]		$11.0	1.13%	0.86%	1.97%	175%[c]
10/31/2016	$10.54	4.16%[b]		$12.1	1.15%	0.86%	2.00%	148%[c]
Institutional Class
10/31/2020	$10.94	7.28%		$473.5	0.46%	0.40%	2.51%	111%[c]
10/31/2019	$10.53	11.24%[b]		$332.3	0.55%	0.45%	2.98%	147%[c]
10/31/2018	$9.79	(2.52)%[b]		$373.3	0.54%	0.46%	2.73%	136%[c]
10/31/2017	$10.34	0.95%[b]		$338.0	0.55%	0.46%	2.37%	175%[c]
10/31/2016	$10.57	4.67%[b]		$320.6	0.59%	0.46%	2.40%	148%[c]
Class A
10/31/2020	$10.90	6.76%		$23.0	0.84%	0.80%	2.11%	111%[c]
10/31/2019	$10.50	10.82%[b]		$19.4	0.93%	0.85%	2.60%	147%[c]
10/31/2018	$9.76	(2.83)%[b]		$18.3	0.92%	0.86%	2.32%	136%[c]
10/31/2017	$10.30	0.54%[b]		$22.4	0.93%	0.86%	1.96%	175%[c]
10/31/2016	$10.53	4.26%[b]		$25.9	0.98%	0.86%	2.01%	148%[c]
Class C
10/31/2020	$10.91	5.97%		$2.1	1.59%	1.55%	1.39%	111%[c]
10/31/2019	$10.51	9.99%[b]		$2.2	1.68%	1.60%	1.85%	147%[c]
10/31/2018	$9.77	(3.55)%[b]		$2.2	1.67%	1.61%	1.56%	136%[c]
10/31/2017	$10.31	(0.21)%[b]		$3.3	1.68%	1.61%	1.22%	175%[c]
10/31/2016	$10.54	3.49%[b]		$4.9	1.72%	1.61%	1.25%	148%[c]
Class R6
10/31/2020	$10.94	7.38%		$3.1	0.37%	0.30%	2.63%	111%[c]
Period from 1/18/2019^ to 10/31/2019	$10.53	9.06	%[b]*	$3.4	0.50%**	0.36%**	2.94%**	147	%c^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Emerging Markets Debt Fund
Institutional Class
10/31/2020	$8.63	$0.39	$(0.45)	$(0.06)	$(0.13)	$—	$(0.24)	$(0.37)
10/31/2019	$8.03	$0.45	$0.59	$1.04	$(0.27)	$—	$(0.17)	$(0.44)
10/31/2018	$9.02	$0.46	$(0.99)	$(0.53)	$(0.29)	$—	$(0.17)	$(0.46)
10/31/2017	$8.90	$0.48	$0.10	$0.58	$(0.42)	$—	$(0.04)	$(0.46)
10/31/2016	$8.41	$0.51	$0.48	$0.99	$—	$—	$(0.50)	$(0.50)
Class A
10/31/2020	$8.62	$0.36	$(0.45)	$(0.09)	$(0.10)	$—	$(0.24)	$(0.34)
10/31/2019	$8.02	$0.42	$0.59	$1.01	$(0.24)	$—	$(0.17)	$(0.41)
10/31/2018	$9.01	$0.42	$(0.98)	$(0.56)	$(0.26)	$—	$(0.17)	$(0.43)
10/31/2017	$8.90	$0.46	$0.08	$0.54	$(0.39)	$—	$(0.04)	$(0.43)
10/31/2016	$8.41	$0.47	$0.49	$0.96	$—	$—	$(0.47)	$(0.47)
Class C
10/31/2020	$8.62	$0.29	$(0.43)	$(0.14)	$(0.04)	$—	$(0.24)	$(0.28)
10/31/2019	$8.02	$0.36	$0.59	$0.95	$(0.18)	$—	$(0.17)	$(0.35)
10/31/2018	$9.01	$0.36	$(0.99)	$(0.63)	$(0.19)	$—	$(0.17)	$(0.36)
10/31/2017	$8.90	$0.38	$0.09	$0.47	$(0.32)	$—	$(0.04)	$(0.36)
10/31/2016	$8.41	$0.41	$0.49	$0.90	$—	$—	$(0.41)	$(0.41)
Floating Rate Income Fund
Institutional Class
10/31/2020	$9.55	$0.41	$(0.15)	$0.26	$(0.41)	$—	$(0.00)	$(0.41)
10/31/2019	$9.85	$0.50	$(0.30)	$0.20	$(0.50)	$—	$—	$(0.50)
10/31/2018	$9.94	$0.43	$(0.09)	$0.34	$(0.43)	$—	$—	$(0.43)
10/31/2017	$9.90	$0.36	$0.04	$0.40	$(0.36)	$—	$(0.00)	$(0.36)
10/31/2016	$9.86	$0.39	$0.04	$0.43	$(0.39)	$—	$(0.00)	$(0.39)
Class A
10/31/2020	$9.55	$0.37	$(0.15)	$0.22	$(0.37)	$—	$(0.00)	$(0.37)
10/31/2019	$9.85	$0.46	$(0.29)	$0.17	$(0.47)	$—	$—	$(0.47)
10/31/2018	$9.94	$0.39	$(0.09)	$0.30	$(0.39)	$—	$—	$(0.39)
10/31/2017	$9.90	$0.32	$0.05	$0.37	$(0.33)	$—	$(0.00)	$(0.33)
10/31/2016	$9.85	$0.35	$0.05	$0.40	$(0.35)	$—	$(0.00)	$(0.35)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Debt Fund
Institutional Class
10/31/2020	$8.20	(0.62)%	$153.0	1.02%	0.79%[f]	4.69%	86%
10/31/2019	$8.63	13.26%	$158.5	1.00%	0.79%	5.36%	68%
10/31/2018	$8.03	(6.15)%	$194.8	1.00%	0.79%	5.28%	86%
10/31/2017	$9.02	6.77%	$247.7	1.02%	0.81%	5.41%	64%
10/31/2016	$8.90	12.17%	$120.2	1.21%	0.91%	5.92%	80%
Class A
10/31/2020	$8.19	(1.01)%	$1.3	1.42%	1.16%[f]	4.33%	86%
10/31/2019	$8.62	12.85%	$3.2	1.38%	1.16%	5.01%	68%
10/31/2018	$8.02	(6.51)%	$8.8	1.39%	1.16%	4.88%	86%
10/31/2017	$9.01	6.26%	$0.4	1.42%	1.16%	5.04%	64%
10/31/2016	$8.90	11.76%	$0.1	1.73%	1.28%	5.56%	80%
Class C
10/31/2020	$8.20	(1.62)%	$0.5	2.16%	1.91%[f]	3.52%	86%
10/31/2019	$8.62	12.01%	$0.4	2.14%	1.91%	4.25%	68%
10/31/2018	$8.02	(7.21)%	$0.5	2.14%	1.91%	4.15%	86%
10/31/2017	$9.01	5.47%	$0.5	2.13%	1.90%	4.31%	64%
10/31/2016	$8.90	10.93%	$0.3	2.36%	2.03%	4.80%	80%
Floating Rate Income Fund
Institutional Class
10/31/2020	$9.40	2.82%	$149.4	0.93%	0.70%	4.41%	81%
10/31/2019	$9.55	2.12%	$206.8	0.89%	0.71%[f]	5.16%	60%
10/31/2018	$9.85	3.45%	$333.4	0.85%	0.70%	4.31%	55%
10/31/2017	$9.94	4.14%	$335.8	0.82%	0.70%	3.67%	76%
10/31/2016	$9.90	4.52%	$254.4	0.92%	0.70%	4.01%	64%
Class A
10/31/2020	$9.40	2.45%	$7.0	1.34%	1.07%	4.00%	81%
10/31/2019	$9.55	1.75%	$6.5	1.29%	1.08%[f]	4.80%	60%
10/31/2018	$9.85	3.07%	$20.3	1.23%	1.07%	3.94%	55%
10/31/2017	$9.94	3.76%	$17.4	1.21%	1.07%	3.27%	76%
10/31/2016	$9.90	4.24%	$23.3	1.31%	1.07%	3.65%	64%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund (cont'd)
Class C
10/31/2020	$9.55	$0.31	$(0.16)	$0.15	$(0.30)	$—	$(0.00)	$(0.30)
10/31/2019	$9.85	$0.39	$(0.30)	$0.09	$(0.39)	$—	$—	$(0.39)
10/31/2018	$9.94	$0.31	$(0.08)	$0.23	$(0.32)	$—	$—	$(0.32)
10/31/2017	$9.90	$0.25	$0.04	$0.29	$(0.25)	$—	$(0.00)	$(0.25)
10/31/2016	$9.86	$0.28	$0.04	$0.32	$(0.28)	$—	$(0.00)	$(0.28)
High Income Bond Fund
Investor Class
10/31/2020	$8.52	$0.41	$(0.18)	$0.23	$(0.42)	$—	$—	$(0.42)
10/31/2019	$8.35	$0.46	$0.17	$0.63	$(0.46)	$—	$—	$(0.46)
10/31/2018	$8.79	$0.45	$(0.44)	$0.01	$(0.45)	$—	$—	$(0.45)
10/31/2017	$8.68	$0.47	$0.11	$0.58	$(0.47)	$—	$—	$(0.47)
10/31/2016	$8.50	$0.46	$0.18	$0.64	$(0.46)	$—	$—	$(0.46)
Institutional Class
10/31/2020	$8.53	$0.43	$(0.19)	$0.24	$(0.43)	$—	$—	$(0.43)
10/31/2019	$8.36	$0.47	$0.17	$0.64	$(0.47)	$—	$—	$(0.47)
10/31/2018	$8.80	$0.47	$(0.44)	$0.03	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.48	$0.10	$0.58	$(0.48)	$—	$—	$(0.48)
10/31/2016	$8.51	$0.48	$0.18	$0.66	$(0.47)	$—	$—	$(0.47)
Class A
10/31/2020	$8.52	$0.39	$(0.19)	$0.20	$(0.39)	$—	$—	$(0.39)
10/31/2019	$8.35	$0.44	$0.16	$0.60	$(0.43)	$—	$—	$(0.43)
10/31/2018	$8.79	$0.43	$(0.44)	$(0.01)	$(0.43)	$—	$—	$(0.43)
10/31/2017	$8.68	$0.44	$0.11	$0.55	$(0.44)	$—	$—	$(0.44)
10/31/2016	$8.50	$0.44	$0.18	$0.62	$(0.44)	$—	$—	$(0.44)
Class C
10/31/2020	$8.54	$0.33	$(0.19)	$0.14	$(0.34)	$—	$—	$(0.34)
10/31/2019	$8.36	$0.38	$0.18	$0.56	$(0.38)	$—	$—	$(0.38)
10/31/2018	$8.81	$0.37	$(0.45)	$(0.08)	$(0.37)	$—	$—	$(0.37)
10/31/2017	$8.70	$0.38	$0.11	$0.49	$(0.38)	$—	$—	$(0.38)
10/31/2016	$8.51	$0.38	$0.19	$0.57	$(0.38)	$—	$—	$(0.38)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Floating Rate Income Fund (cont'd)
Class C
10/31/2020	$9.40	1.68%		$5.6	2.06%	1.82%	3.30%	81%
10/31/2019	$9.55	0.99%		$11.6	2.02%	1.84%[f]	4.07%	60%
10/31/2018	$9.85	2.30%		$16.7	1.97%	1.82%	3.17%	55%
10/31/2017	$9.94	2.99%		$20.6	1.95%	1.82%	2.53%	76%
10/31/2016	$9.90	3.36%		$24.6	2.05%	1.82%	2.91%	64%
High Income Bond Fund
Investor Class
10/31/2020	$8.33	2.85%		$76.5	0.85%	0.85%	4.99%	115%
10/31/2019	$8.52	7.72%		$86.0	0.86%	0.86%	5.44%	96%
10/31/2018	$8.35	0.14%[b]		$93.4	0.85%	0.85%	5.28%	46%
10/31/2017	$8.79	6.84	%be	$112.7	0.84%	0.80%[d]	5.38%[d]	62%
10/31/2016	$8.68	7.90%[b]		$134.8	0.83%	0.83%	5.54%	72%
Institutional Class
10/31/2020	$8.34	3.02%		$1,148.7	0.69%	0.69%	5.14%	115%
10/31/2019	$8.53	7.89%		$1,471.8	0.70%	0.70%	5.60%	96%
10/31/2018	$8.36	0.31%[b]		$1,202.7	0.69%	0.69%	5.44%	46%
10/31/2017	$8.80	6.82	%be	$1,519.4	0.70%	0.70%[d]	5.49%[d]	62%
10/31/2016	$8.70	8.17%[b]		$3,067.9	0.69%	0.69%	5.67%	72%
Class A
10/31/2020	$8.33	2.56%		$18.2	1.12%	1.12%§	4.69%	115%
10/31/2019	$8.52	7.43%		$25.1	1.17%	1.12%	5.23%	96%
10/31/2018	$8.35	(0.13)%[b]		$37.6	1.14%	1.12%	4.98%	46%
10/31/2017	$8.79	6.49	%be	$76.8	1.14%	1.12%[d]	5.05%[d]	62%
10/31/2016	$8.68	7.65%[b]		$93.3	1.07%	1.07%	5.30%	72%
Class C
10/31/2020	$8.34	1.74%		$5.9	1.82%	1.82%	4.04%	115%
10/31/2019	$8.54	6.81%		$12.0	1.83%	1.83%	4.48%	96%
10/31/2018	$8.36	(0.93)%[b]		$16.0	1.82%	1.82%	4.31%	46%
10/31/2017	$8.81	5.77	%be	$23.6	1.81%	1.81%[d]	4.38%[d]	62%
10/31/2016	$8.70	6.98%[b]		$31.2	1.81%	1.81%	4.57%	72%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Class R3
10/31/2020	$8.53	$0.37	$(0.18)	$0.19	$(0.38)	$—	$—	$(0.38)
10/31/2019	$8.35	$0.42	$0.18	$0.60	$(0.42)	$—	$—	$(0.42)
10/31/2018	$8.80	$0.41	$(0.45)	$(0.04)	$(0.41)	$—	$—	$(0.41)
10/31/2017	$8.69	$0.42	$0.11	$0.53	$(0.42)	$—	$—	$(0.42)
10/31/2016	$8.50	$0.42	$0.19	$0.61	$(0.42)	$—	$—	$(0.42)
Class R6
10/31/2020	$8.54	$0.43	$(0.18)	$0.25	$(0.44)	$—	$—	$(0.44)
10/31/2019	$8.36	$0.48	$0.18	$0.66	$(0.48)	$—	$—	$(0.48)
10/31/2018	$8.81	$0.47	$(0.45)	$0.02	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.49	$0.11	$0.60	$(0.49)	$—	$—	$(0.49)
10/31/2016	$8.51	$0.48	$0.19	$0.67	$(0.48)	$—	$—	$(0.48)
Municipal High Income Fund
Institutional Class
10/31/2020	$10.59	$0.31	$(0.27)	$0.04	$(0.31)	$—	$—	$(0.31)
10/31/2019	$10.00	$0.36	$0.59	$0.95	$(0.36)	$—	$—	$(0.36)
10/31/2018	$10.20	$0.36	$(0.20)	$0.16	$(0.36)	$—	$—	$(0.36)
10/31/2017	$10.42	$0.36	$(0.14)	$0.22	$(0.36)	$(0.08)	$—	$(0.44)
10/31/2016	$10.10	$0.35	$0.32	$0.67	$(0.35)	$(0.00)	$—	$(0.35)
Class A
10/31/2020	$10.58	$0.28	$(0.27)	$0.01	$(0.28)	$—	$—	$(0.28)
10/31/2019	$10.00	$0.32	$0.58	$0.90	$(0.32)	$—	$—	$(0.32)
10/31/2018	$10.20	$0.33	$(0.20)	$0.13	$(0.33)	$—	$—	$(0.33)
10/31/2017	$10.42	$0.32	$(0.14)	$0.18	$(0.32)	$(0.08)	$—	$(0.40)
10/31/2016	$10.11	$0.30	$0.32	$0.62	$(0.31)	$(0.00)	$—	$(0.31)
Class C
10/31/2020	$10.59	$0.20	$(0.26)	$(0.06)	$(0.20)	$—	$—	$(0.20)
10/31/2019	$10.00	$0.24	$0.59	$0.83	$(0.24)	$—	$—	$(0.24)
10/31/2018	$10.21	$0.25	$(0.21)	$0.04	$(0.25)	$—	$—	$(0.25)
10/31/2017	$10.42	$0.24	$(0.13)	$0.11	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$10.10	$0.23	$0.32	$0.55	$(0.23)	$(0.00)	$—	$(0.23)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Class R3
10/31/2020	$8.34	2.35%		$1.8	1.34%	1.34%		4.49%	115%
10/31/2019	$8.53	7.37%		$4.2	1.30%	1.30%		4.98%	96%
10/31/2018	$8.35	(0.49)%[b]		$3.5	1.37%	1.37%		4.77%	46%
10/31/2017	$8.80	6.20	%be	$12.3	1.37%	1.37	%d§	4.81%[d]	62%
10/31/2016	$8.69	7.48%[b]		$6.6	1.41%	1.37%		4.99%	72%
Class R6
10/31/2020	$8.35	3.12%		$303.2	0.59%	0.59%		5.26%	115%
10/31/2019	$8.54	8.12%		$747.4	0.60%	0.60%		5.69%	96%
10/31/2018	$8.36	0.26%[b]		$712.4	0.63%	0.63%		5.48%	46%
10/31/2017	$8.81	7.03	%be	$1,503.1	0.61%	0.61%[d]		5.56%[d]	62%
10/31/2016	$8.70	8.26%[b]		$908.2	0.61%	0.61%		5.75%	72%
Municipal High Income Fund
Institutional Class
10/31/2020	$10.32	0.46%		$117.9	0.81%	0.51%		3.05%	112%
10/31/2019	$10.59	9.62%		$122.7	0.86%	0.50%		3.46%	112%
10/31/2018	$10.00	1.61%		$87.6	0.88%	0.51%		3.58%	106%
10/31/2017	$10.20	2.24%		$96.1	0.86%	0.50%		3.53%	107%
10/31/2016	$10.42	6.70%		$122.4	0.93%	0.50%		3.36%	75%
Class A
10/31/2020	$10.31	0.09%		$0.9	1.24%	0.88%		2.68%	112%
10/31/2019	$10.58	9.13%		$1.1	1.30%	0.87%		3.10%	112%
10/31/2018	$10.00	1.24%		$0.8	1.35%	0.88%		3.23%	106%
10/31/2017	$10.20	1.87%		$0.3	1.40%	0.87%		3.20%	107%
10/31/2016	$10.42	6.21%		$0.8	1.47%	0.87%		2.90%	75%
Class C
10/31/2020	$10.33	(0.57)%		$0.3	1.94%	1.63%		1.94%	112%
10/31/2019	$10.59	8.41%		$0.7	1.99%	1.62%		2.32%	112%
10/31/2018	$10.00	0.38%		$0.5	2.01%	1.63%		2.46%	106%
10/31/2017	$10.21	1.20%		$0.7	1.99%	1.62%		2.41%	107%
10/31/2016	$10.42	5.52%		$0.3	2.15%	1.62%		2.21%	75%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Impact Fund
Institutional Class
10/31/2020	$17.66	$0.34	$0.23	$0.57	$(0.34)	$(0.08)	$—	$(0.42)
10/31/2019	$16.61	$0.42	$1.05	$1.47	$(0.42)	$—	$—	$(0.42)
10/31/2018	$17.32	$0.40	$(0.68)	$(0.28)	$(0.40)	$(0.03)	$—	$(0.43)
10/31/2017	$17.76	$0.39	$(0.25)	$0.14	$(0.39)	$(0.19)	$—	$(0.58)
10/31/2016	$17.60	$0.39	$0.20	$0.59	$(0.39)	$(0.04)	$—	$(0.43)
Class A
10/31/2020	$17.67	$0.28	$0.23	$0.51	$(0.28)	$(0.08)	$—	$(0.36)
10/31/2019	$16.61	$0.35	$1.06	$1.41	$(0.35)	$—	$—	$(0.35)
Period from 6/19/2018^ to 10/31/2018	$16.90	$0.16	$(0.29)	$(0.13)	$(0.16)	$—	$—	$(0.16)
Class C
10/31/2020	$17.67	$0.14	$0.23	$0.37	$(0.14)	$(0.08)	$—	$(0.22)
10/31/2019	$16.61	$0.23	$1.05	$1.28	$(0.22)	$—	$—	$(0.22)
Period from 6/19/2018^ to 10/31/2018	$16.90	$0.11	$(0.29)	$(0.18)	$(0.11)	$—	$—	$(0.11)
Municipal Intermediate Bond Fund
Investor Class
10/31/2020	$12.04	$0.24	$—	$0.24	$(0.24)	$(0.03)	$—	$(0.27)
10/31/2019	$11.39	$0.28	$0.68	$0.96	$(0.29)	$(0.02)	$—	$(0.31)
10/31/2018	$11.81	$0.25	$(0.38)	$(0.13)	$(0.25)	$(0.04)	$—	$(0.29)
10/31/2017	$11.97	$0.23	$(0.08)	$0.15	$(0.23)	$(0.08)	$—	$(0.31)
10/31/2016	$11.86	$0.23	$0.13	$0.36	$(0.23)	$(0.02)	$—	$(0.25)
Institutional Class
10/31/2020	$12.03	$0.26	$—	$0.26	$(0.26)	$(0.03)	$—	$(0.29)
10/31/2019	$11.38	$0.30	$0.67	$0.97	$(0.30)	$(0.02)	$—	$(0.32)
10/31/2018	$11.80	$0.27	$(0.38)	$(0.11)	$(0.27)	$(0.04)	$—	$(0.31)
10/31/2017	$11.96	$0.25	$(0.09)	$0.16	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$11.85	$0.25	$0.13	$0.38	$(0.25)	$(0.02)	$—	$(0.27)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Municipal Impact Fund
Institutional Class
10/31/2020	$17.81	3.29%	$62.7	0.93%		0.43%		1.92%		42%
10/31/2019	$17.66	8.93%	$59.0	1.11%		0.44%		2.43%		100%
10/31/2018	$16.61	(1.61)%	$52.3	1.16	%‡	0.87	%‡	2.38	%‡	92%
10/31/2017	$17.32	0.84%[e]	$59.5	0.92%		0.92%[d]		2.24%[d]		46%
10/31/2016	$17.76	3.38%	$62.3	0.96%		0.96%		2.19%		28%
Class A
10/31/2020	$17.82	2.90%	$0.1	1.12%		0.80%		1.55%		42%
10/31/2019	$17.67	8.58%	$0.1	1.51%		0.81%		2.01%		100%
Period from 6/19/2018^ to 10/31/2018	$16.61	(0.78)%*	$0.0	1.77	%‡**	0.81	%‡**	2.47	%‡**	92%^^
Class C
10/31/2020	$17.82	2.14%	$0.0	2.01%		1.55%		0.77%		42%
10/31/2019	$17.67	7.75%	$0.0	2.43%		1.55%		1.31%		100%
Period from 6/19/2018^ to 10/31/2018	$16.61	(1.06)%*	$0.0	2.55	%‡**	1.56	%‡**	1.71	%‡**	92%^^
Municipal Intermediate Bond Fund
Investor Class
10/31/2020	$12.01	2.02%	$12.5	0.66%		0.45%		2.00%		93%
10/31/2019	$12.04	8.46%	$13.3	0.75%		0.57%		2.40%		92%
10/31/2018	$11.39	(1.10)%	$12.8	0.75%		0.61%		2.17%		98%
10/31/2017	$11.81	1.28%	$13.8	0.78%		0.65%		1.94%		71%
10/31/2016	$11.97	3.09%	$15.8	0.84%		0.65%		1.95%		44%
Institutional Class
10/31/2020	$12.00	2.17%	$207.2	0.47%		0.30%		2.13%		93%
10/31/2019	$12.03	8.63%	$182.3	0.55%		0.42%		2.54%		92%
10/31/2018	$11.38	(0.95)%	$204.3	0.55%		0.46%		2.32%		98%
10/31/2017	$11.80	1.43%	$200.1	0.58%		0.50%		2.10%		71%
10/31/2016	$11.96	3.24%	$170.1	0.65%		0.50%		2.10%		44%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Intermediate Bond Fund (cont'd)
Class A
10/31/2020	$12.02	$0.21	$—	$0.21	$(0.21)	$(0.03)	$—	$(0.24)
10/31/2019	$11.37	$0.25	$0.68	$0.93	$(0.26)	$(0.02)	$—	$(0.28)
10/31/2018	$11.79	$0.23	$(0.38)	$(0.15)	$(0.23)	$(0.04)	$—	$(0.27)
10/31/2017	$11.96	$0.20	$(0.09)	$0.11	$(0.20)	$(0.08)	$(0.00)	$(0.28)
10/31/2016	$11.84	$0.21	$0.14	$0.35	$(0.21)	$(0.02)	$—	$(0.23)
Class C
10/31/2020	$12.02	$0.12	$0.01	$0.13	$(0.12)	$(0.03)	$—	$(0.15)
10/31/2019	$11.37	$0.17	$0.67	$0.84	$(0.17)	$(0.02)	$—	$(0.19)
10/31/2018	$11.80	$0.14	$(0.39)	$(0.25)	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2017	$11.96	$0.11	$(0.08)	$0.03	$(0.11)	$(0.08)	$—	$(0.19)
10/31/2016	$11.84	$0.12	$0.14	$0.26	$(0.12)	$(0.02)	$—	$(0.14)
Short Duration Bond Fund
Investor Class
10/31/2020	$7.80	$0.22	$(0.07)	$0.15	$(0.23)	$—	$—	$(0.23)
10/31/2019	$7.66	$0.17	$0.16	$0.33	$(0.19)	$—	$—	$(0.19)
10/31/2018	$7.79	$0.12	$(0.10)	$0.02	$(0.15)	$—	$—	$(0.15)
10/31/2017	$7.86	$0.07	$(0.04)	$0.03	$(0.10)	$—	$—	$(0.10)
10/31/2016	$7.87	$0.06	$0.02	$0.08	$(0.09)	$—	$—	$(0.09)
Trust Class
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—	$(0.21)
10/31/2019	$7.30	$0.15	$0.16	$0.31	$(0.18)	$—	$—	$(0.18)
10/31/2018	$7.43	$0.10	$(0.10)	$0.00	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.06	$(0.03)	$0.03	$(0.09)	$—	$—	$(0.09)
10/31/2016	$7.50	$0.04	$0.03	$0.07	$(0.08)	$—	$—	$(0.08)
Institutional Class
10/31/2020	$7.79	$0.24	$(0.07)	$0.17	$(0.24)	$—	$—	$(0.24)
10/31/2019	$7.65	$0.18	$0.17	$0.35	$(0.21)	$—	$—	$(0.21)
10/31/2018	$7.79	$0.13	$(0.11)	$0.02	$(0.16)	$—	$—	$(0.16)
10/31/2017	$7.85	$0.09	$(0.03)	$0.06	$(0.12)	$—	$—	$(0.12)
10/31/2016	$7.87	$0.07	$0.01	$0.08	$(0.10)	$—	$—	$(0.10)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Municipal Intermediate Bond Fund (cont'd)
Class A
10/31/2020	$11.99	1.80%	$2.6	0.84%	0.67%	1.77%	93%
10/31/2019	$12.02	8.24%	$1.8	0.94%	0.80%	2.15%	92%
10/31/2018	$11.37	(1.32)%	$6.5	0.93%	0.83%	1.95%	98%
10/31/2017	$11.79	0.96%	$6.7	0.96%	0.87%	1.72%	71%
10/31/2016	$11.96	2.95%	$10.1	1.03%	0.87%	1.70%	44%
Class C
10/31/2020	$12.00	1.12%	$2.0	1.59%	1.42%	1.02%	93%
10/31/2019	$12.02	7.43%	$2.6	1.68%	1.54%	1.43%	92%
10/31/2018	$11.37	(2.14)%	$3.2	1.68%	1.58%	1.20%	98%
10/31/2017	$11.80	0.30%	$3.2	1.71%	1.62%	0.97%	71%
10/31/2016	$11.96	2.18%	$4.1	1.78%	1.62%	0.96%	44%
Short Duration Bond Fund
Investor Class
10/31/2020	$7.72	1.97%	$20.5	1.03%	0.56%	2.88%	165%
10/31/2019	$7.80	4.40%[b]	$21.8	1.03%	0.59%	2.18%	131%
10/31/2018	$7.66	0.22%[b]	$20.9	1.09%	0.63%	1.50%	99%
10/31/2017	$7.79	0.41%[b]	$24.0	1.10%	0.70%	0.88%	107%
10/31/2016	$7.86	0.98%[b]	$28.9	1.21%	0.70%	0.70%	104%
Trust Class
10/31/2020	$7.36	1.96%	$2.7	1.16%	0.66%	2.77%	165%
10/31/2019	$7.43	4.25%[b]	$2.0	1.15%	0.69%	2.07%	131%
10/31/2018	$7.30	0.04%[b]	$2.1	1.21%	0.73%	1.42%	99%
10/31/2017	$7.43	0.40%[b]	$2.3	1.23%	0.80%	0.78%	107%
10/31/2016	$7.49	0.88%[b]	$2.6	1.36%	0.80%	0.60%	104%
Institutional Class
10/31/2020	$7.72	2.31%	$55.7	0.79%	0.36%	3.08%	165%
10/31/2019	$7.79	4.62%[b]	$56.3	0.78%	0.39%	2.37%	131%
10/31/2018	$7.65	0.29%[b]	$54.7	0.84%	0.43%	1.71%	99%
10/31/2017	$7.79	0.74%[b]	$72.8	0.84%	0.50%	1.10%	107%
10/31/2016	$7.85	1.06%[b]	$48.3	0.99%	0.50%	0.91%	104%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund (cont'd)
Class A
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—	$(0.21)
10/31/2019	$7.30	$0.14	$0.16	$0.30	$(0.17)	$—	$—	$(0.17)
10/31/2018	$7.42	$0.09	$(0.08)	$0.01	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.05	$(0.04)	$0.01	$(0.08)	$—	$—	$(0.08)
10/31/2016	$7.49	$0.04	$0.03	$0.07	$(0.07)	$—	$—	$(0.07)
Class C
10/31/2020	$7.43	$0.14	$(0.06)	$0.08	$(0.15)	$—	$—	$(0.15)
10/31/2019	$7.29	$0.09	$0.17	$0.26	$(0.12)	$—	$—	$(0.12)
10/31/2018	$7.42	$0.04	$(0.10)	$(0.06)	$(0.07)	$—	$—	$(0.07)
10/31/2017	$7.49	$(0.00)	$(0.04)	$(0.04)	$(0.03)	$—	$—	$(0.03)
10/31/2016	$7.50	$(0.02)	$0.02	$0.00	$(0.01)	$—	$—	$(0.01)
Strategic Income Fund
Trust Class
10/31/2020	$10.99	$0.35	$0.01	$0.36	$(0.39)	$—	$—	$(0.39)
10/31/2019	$10.61	$0.38	$0.41	$0.79	$(0.35)	$—	$(0.06)	$(0.41)
10/31/2018	$11.15	$0.37	$(0.51)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.06	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.79	$0.32	$0.30	$0.62	$(0.34)	$—	$(0.01)	$(0.35)
Institutional Class
10/31/2020	$10.99	$0.39	$0.02	$0.41	$(0.43)	$—	$—	$(0.43)
10/31/2019	$10.62	$0.42	$0.40	$0.82	$(0.39)	$—	$(0.06)	$(0.45)
10/31/2018	$11.16	$0.41	$(0.51)	$(0.10)	$(0.44)	$—	$—	$(0.44)
10/31/2017	$11.07	$0.37	$0.11	$0.48	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2016	$10.79	$0.36	$0.31	$0.67	$(0.38)	$—	$(0.01)	$(0.39)
Class A
10/31/2020	$11.00	$0.34	$0.03	$0.37	$(0.39)	$—	$—	$(0.39)
10/31/2019	$10.63	$0.37	$0.41	$0.78	$(0.35)	$—	$(0.06)	$(0.41)
10/31/2018	$11.17	$0.36	$(0.50)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.08	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.80	$0.32	$0.31	$0.63	$(0.34)	$—	$(0.01)	$(0.35)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration Bond Fund (cont'd)
Class A
10/31/2020	$7.36	1.89%	$1.5	1.18%	0.73%	2.67%	165%
10/31/2019	$7.43	4.18%[b]	$0.8	1.17%	0.76%	1.92%	131%
10/31/2018	$7.30	0.11%[b]	$1.4	1.24%	0.81%	1.28%	99%
10/31/2017	$7.42	0.20%[b]	$2.5	1.24%	0.87%	0.69%	107%
10/31/2016	$7.49	0.94%[b]	$4.9	1.36%	0.87%	0.54%	104%
Class C
10/31/2020	$7.36	1.13%	$2.1	1.92%	1.48%	1.92%	165%
10/31/2019	$7.43	3.55%[b]	$1.4	1.92%	1.51%	1.26%	131%
10/31/2018	$7.29	(0.78)%[b]	$1.2	1.98%	1.55%	0.57%	99%
10/31/2017	$7.42	(0.55)%[b]	$1.6	1.99%	1.62%	(0.06)%	107%
10/31/2016	$7.49	0.05%[b]	$3.0	2.11%	1.62%	(0.20)%	104%
Strategic Income Fund
Trust Class
10/31/2020	$10.96	3.41%[b]	$9.6	1.02%	0.94%	3.24%	107%[c]
10/31/2019	$10.99	7.60%[b]	$8.6	1.02%	0.94%	3.53%	113%[c]
10/31/2018	$10.61	(1.24)%[b]	$19.5	1.00%	0.94%	3.37%	116%[c]
10/31/2017	$11.15	4.09%[b]	$20.0	1.00%	0.94%	3.03%	136%[c]
10/31/2016	$11.06	5.91%	$27.7	1.14%	1.09%	2.99%	141%[c]
Institutional Class
10/31/2020	$10.97	3.87%[b]	$2,227.5	0.61%	0.59%	3.59%	107%[c]
10/31/2019	$10.99	7.87%[b]	$2,357.5	0.62%	0.59%	3.84%	113%[c]
10/31/2018	$10.62	(0.89)%[b]	$2,219.8	0.62%	0.59%	3.75%	116%[c]
10/31/2017	$11.16	4.45%[b]	$2,041.0	0.63%	0.59%	3.37%	136%[c]
10/31/2016	$11.07	6.38%	$1,436.8	0.78%	0.74%	3.33%	141%[c]
Class A
10/31/2020	$10.98	3.46%[b]	$125.9	0.99%	0.99%§	3.19%	107%[c]
10/31/2019	$11.00	7.44%[b]	$113.5	1.01%	0.99%	3.45%	113%[c]
10/31/2018	$10.63	(1.29)%[b]	$160.8	1.01%	0.99%	3.32%	116%[c]
10/31/2017	$11.17	4.03%[b]	$193.1	1.02%	1.00%	2.98%	136%[c]
10/31/2016	$11.08	5.95%	$290.5	1.18%	1.14%	2.96%	141%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund (cont'd)
Class C
10/31/2020	$10.99	$0.27	$0.01	$0.28	$(0.31)	$—	$—	$(0.31)
10/31/2019	$10.62	$0.30	$0.40	$0.70	$(0.27)	$—	$(0.06)	$(0.33)
10/31/2018	$11.15	$0.29	$(0.50)	$(0.21)	$(0.32)	$—	$—	$(0.32)
10/31/2017	$11.06	$0.25	$0.11	$0.36	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2016	$10.79	$0.24	$0.30	$0.54	$(0.26)	$—	$(0.01)	$(0.27)
Class R6
10/31/2020	$10.98	$0.40	$0.02	$0.42	$(0.44)	$—	$—	$(0.44)
10/31/2019	$10.61	$0.43	$0.40	$0.83	$(0.40)	$—	$(0.06)	$(0.46)
10/31/2018	$11.15	$0.42	$(0.51)	$(0.09)	$(0.45)	$—	$—	$(0.45)
10/31/2017	$11.06	$0.38	$0.11	$0.49	$(0.39)	$—	$(0.01)	$(0.40)
10/31/2016	$10.79	$0.37	$0.30	$0.67	$(0.39)	$—	$(0.01)	$(0.40)

See Notes to Financial Highlights

	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Strategic Income Fund (cont'd)
Class C
10/31/2020	$10.96	2.64%[b]	$73.4	1.73%	1.69%	2.49%	107%[c]
10/31/2019	$10.99	6.70%[b]	$100.5	1.74%	1.69%	2.75%	113%[c]
10/31/2018	$10.62	(1.89)%[b]	$122.2	1.74%	1.69%	2.62%	116%[c]
10/31/2017	$11.15	3.31%[b]	$150.2	1.75%	1.69%	2.28%	136%[c]
10/31/2016	$11.06	5.13%	$183.9	1.91%	1.84%	2.45%	141%[c]
Class R6
10/31/2020	$10.96	3.97%[b]	$332.2	0.51%	0.49%	3.68%	107%[c]
10/31/2019	$10.98	7.98%[b]	$301.4	0.52%	0.50%	3.94%	113%[c]
10/31/2018	$10.61	(0.83)%[b]	$348.7	0.55%	0.52%	3.82%	116%[c]
10/31/2017	$11.15	4.52%[b]	$311.0	0.56%	0.52%	3.43%	136%[c]
10/31/2016	$11.06	6.36%	$206.5	0.71%	0.67%	3.43%	141%[c]

Notes to Financial Highlights Income Funds

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and if High Income and Municipal Impact had not received refunds, plus interest, from State Street noted in (e) below for custodian out-of-pocket expenses previously paid during the year ended October 31, 2017.

@  Calculated based on the average number of shares outstanding during each fiscal period.

**  Annualized.

*  Not annualized.

^  The date investment operations commenced.

‡  Organization expense and/or proxy-related expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended October 31,
	2020	2017
High Income Class A	1.04%	—
High Income Class R3	—	1.35%
Strategic Income Class A	0.99%	—

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2019, for Core Bond and for the year ended October 31, 2018, for Municipal Impact.

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the year ended October 31, 2020. The class action proceeds received in 2019, 2018, 2017 and 2016 had no impact on the Funds' total returns for the years ended October 31, 2019, 2018, 2017 and 2016, respectively.

c  Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been:

	Year Ended October 31,
	2020	2019	2018	2017	2016
Core Bond	186%	187%	224%	269%	222%
Strategic Income	344%	325%	345%	352%	363%

Notes to Financial Highlights Income Funds (cont'd)

d  The custodian expenses refund noted in (e) below is non-recurring and is included in these ratios. Had High Income and Municipal Impact not received the refund, the annualized ratios of net expenses to average net assets and the annualized ratios of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets
	Year Ended October 31, 2017
High Income Investor Class	0.84%	5.34%
High Income Institutional Class	0.70%	5.49%
High Income Class A	1.14%	5.05%
High Income Class C	1.81%	4.38%
High Income Class R3	1.37%	4.81%
High Income Class R6	0.61%	5.56%
Municipal Impact Institutional Class	0.92%	2.23%

e  In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to High Income and Municipal Impact certain expenses, plus interest, determined to be payable to those Funds for the period in question. These amounts were refunded to those Funds by State Street during the year ended October 31, 2017. These amounts had no impact on High Income's and Municipal Impact's total returns for the year ended October 31, 2017.

f  Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Emerging Markets Debt (2020) and Floating Rate Income (2019) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Emerging Markets Debt and Floating Rate Income not utilized the line of credit, and had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,
	2020	2019
Emerging Markets Debt Institutional Class	0.79%	—
Emerging Markets Debt Class A	1.16%	—
Emerging Markets Debt Class C	1.91%	—
Floating Rate Income Institutional Class	—	0.71%
Floating Rate Income Class A	—	1.08%
Floating Rate Income Class C	—	1.84%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Neuberger Berman Income Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, and Neuberger Berman Municipal Impact Fund (the "Funds"), each a series of Neuberger Berman Income Funds (the "Trust"), including the schedule of investments, as of October 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
December 21, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund and the Board of Trustees of Neuberger Berman Income Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund (collectively referred to as the "Funds"), five of the series constituting Neuberger Berman Income Funds (the "Trust"), including the schedules of investments, as of October 31, 2020 and the related statements of operations, the statements of changes in net assets for each of the two years in the period ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (five of the series constituting Neuberger Berman Income Funds) at October 31, 2020, the results of their operations, the changes in net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

December 21, 2020

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Europe Limited
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Investor, Trust & Institutional Class Shareholders
address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Funds' Statement of Additional Information includes additional information about the Trustees as of the time of the Funds' most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	46

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	46

Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

			46

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	46

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	46

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	46

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	46

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	46

Director, ERA Coalition (not-for-profit), 2019 to 2020; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

46

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance — Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 - 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management Agreements

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Income Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Management Agreements") with respect to each series (each a "Fund") and the sub-advisory agreements between Management and Neuberger Berman Europe Limited ("NBEL") (the "Sub-Advisory Agreements" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Emerging Markets Debt Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 1, 2020, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBEL have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management, NBEL, and their affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and NBEL.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund, and whether the Agreements were in the best interests of each Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund's investment management and sub-advisory agreements separately from those of the other Funds.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and NBEL who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's and NBEL's policies and practices regarding trade execution, transaction costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Funds' investments and those of other funds or accounts managed by Management or NBEL. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

The Board recognized the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Funds, for which it is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also reviewed and evaluated Management's activities under its contractual obligation to oversee the Funds' various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's and NBEL's largely seamless implementation of their business continuity plan in response to the COVID-19 pandemic. In addition, the Board noted the positive compliance history of Management and NBEL, as no significant compliance problems were reported to the Board with respect to either firm.

The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management and NBEL to attract and retain qualified personnel to service the Funds.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBEL in response to recent market conditions, such as, changes in fixed-income market liquidity, the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19 and considered the overall performance of Management and NBEL in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). For those Funds that the Board identified as having underperformed their benchmark indices, Expense Group, and/or Performance Universe to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund's performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds' performance. The Board also considered Management's responsiveness with respect to the relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's relative underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of each Fund's management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared each Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund's total expenses to the median of the total expenses of that Fund's Expense Group. Where a Fund's management fee or total expenses were higher than the Expense Group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee or total expenses. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.

In concluding that the benefits accruing to Management and its affiliates, including NBEL, by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit or loss was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management's reported level of estimated profitability, if any, on each Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Funds, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds' expenses at some or all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund's assets decline. The Trustees took into account that certain Funds do not have breakpoints in their fees. As to those Funds whose advisory fees do not have breakpoints, the Board discussed with Management the reasons why the Fund's particular investment program was less likely than others to produce economies of scale. In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The Performance Universes referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. With respect to performance quintile rankings for a Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its Expense Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for at least one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

•  Neuberger Berman Core Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1- and 10-year periods and lower for the 3- and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1- and 10-year periods and the third quintile for the 3- and 5-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the third quintile. The Board took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. In addition, the Board met with members of the portfolio management team in June 2020. The Board also took into account that Management reduced the Fund's advisory fee and the expense limitations for each share class in 2020. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2020. Further, the Board noted the Fund's ranking exceeded the average of its Lipper and Morningstar peer category for the 7-month period ending July 31, 2020 and for the 1-, 3-, 5- and 10-year periods ending July 31, 2020.

•  Neuberger Berman Emerging Markets Debt Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1- and 3-year periods and lower for the 5-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period, the first quintile for the 3-year period, and the fourth quintile for the 5-year period. The Fund was launched in 2013 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the second quintile and the actual management fee net of fees waived by Management ranked in the first quintile. In addition, the Board met with a member of the portfolio management team in September 2020 to discuss the Fund's performance.

•  Neuberger Berman Floating Rate Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period, and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-year period, the second quintile for the 3- and 10-year periods, and the third quintile for the 5-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the second quintile.

•  Neuberger Berman High Income Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-, 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee ranked in the fourth quintile, and total expenses ranked in the second quintile. In determining to renew the Agreement, the Board took into account information regarding the effect that the composition of the Fund's Performance Universe had on the Fund's performance relative to its peers due to, among other matters, the Fund's positioning in the higher quality portion of the high income bond market, which positioning affected its performance versus its benchmark and Performance Universe. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that period. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2020. Further, the Board noted the Fund's ranking was in the second quintile of its Lipper and Morningstar peer category for the 7-month period ending July 31, 2020 and for the 1-, 3- and 5-year periods ending July 31, 2020 and exceeded the average of its Lipper and Morningstar peer category for the 10-year period ending July 31, 2020.

•  Neuberger Berman Municipal High Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-year period and higher for the 3-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period and the second quintile for the 3-year period. The Fund was launched in 2015 and therefore does not have 5- or 10-year performance for the period ended December 31 2019. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that period. The Board noted the Fund's ranking exceeded the average of its Lipper and Morningstar peer category for the 7-month period ending July 31, 2020 and for the 1-, 3- and 5-year periods ending July 31, 2020.

•  Neuberger Berman Municipal Impact Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fifth quintile for the 1- and 3-year periods and the fourth quintile for the 5-year period. NBIA assumed the management of the Fund in 2013; therefore, the Fund does not have does not have 10-year performance under NBIA's management. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile. The Board took into account that the Fund adopted a new investment strategy and benchmark on June 16, 2018, and that the management fee was substantially reduced at that time. Accordingly, the Board noted that the fee and performance information for earlier periods does not reflect the current strategy or fee arrangement and therefore the utility of such comparisons is limited until the Fund's new investment strategy has a longer track record. The Board noted the Fund's ranking was in the second quintile of its Lipper and Morningstar peer category for the 7-month period ending July 31, 2020 and for the 1-year period ending July 31, 2020.

•  Neuberger Berman Municipal Intermediate Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1- and 3-year periods and the second quintile for the 5-year period. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance for the period ended December 31, 2019. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the first quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the third quintile. The Board also considered that Management reduced the Fund's advisory fee in 2019. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods.

•  Neuberger Berman Short Duration Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period, equal to for the 3-year period, and lower for the 5-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-, 3-, and 5-year periods. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance for the period ended December 31 2019. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee net of fees waive by Management ranked in the first quintile, and total expenses ranked in the second quintile. The Board also took into account that in 2020 Management reduced the Fund's expense limitation for each class, added a new Portfolio Manager, and made changes to the Fund's investment strategy. In addition, the Board met with a member of the portfolio management team in September 2020 to discuss the Fund's performance.

•  Neuberger Berman Strategic Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-, 3-, and 5-year periods and the second quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the second quintile. The Board also met with members of the portfolio management team in June 2020 to discuss the Fund's performance.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and NBEL could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of a Fund that underperformed relative to its Expense Group or Performance Universe, that the Board retained confidence in Management's and NBEL's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Funds have established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Funds' liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in a Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Funds' liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Funds' liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Funds' investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator's assessment of the investments' liquidity under current market conditions. The Program Administrator also utilizes information about the Funds' investment strategy, the characteristics of the Funds' shareholder base and historical redemption activity.

The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from June 1, 2019 through March 31, 2020. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.

In addition, the Program Administrator provided the Board with supplemental information on the Program's operations for a more recent period due to the market volatility created by the COVID-19 pandemic. During the period affected by the COVID-19 pandemic, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate to its shareholder base and historical redemption activity.

Notice to Shareholders

For the fiscal period ended October 31, 2020 the percentages representing the portion of distributions from net investment income that is exempt from federal tax, other than alternative minimum tax are as follows:

Municipal High Income	99.87%
Municipal Impact	99.69%
Municipal Intermediate Bond	94.39%

For the fiscal year ended October 31, 2020, certain Funds make the following designation, or up to the maximum amount of Capital Gains Distributions.

Capital Gains Distributions
Municipal Impact	$287,958
Municipal Intermediate Bond	576,870

In January 2021, you will receive information to be used in filing your 2020 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2020. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0648 12/20

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean.  Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund.  Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund commenced operations on September 27, 2013, February 1, 1992, July 9, 1987, June 9, 1986, and July 11, 2003, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund and Neuberger Berman Municipal Impact Fund.  Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund and Neuberger Berman Municipal Impact Fund commenced operations on October 1, 1995, December 29, 2009, June 22, 2015, and March 11, 2013, respectively.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $309,095 and $251,768 for the fiscal years ended 2019 and 2020, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $134,050 and $112,650 for the fiscal years ended 2019 and 2020, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $65,820 and $145,850 for the fiscal years ended 2019 and 2020, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and  $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $30,000 and $0 for the fiscal years ended 2019 and 2020, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.  The Audit Committee approved 0% and 0%  of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.

(g) Non-Audit Fees
Non-audit fees billed by E&Y for services rendered to the Registrant were $65,820 and $145,850 for the fiscal years ended 2019 and 2020, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $30,000 and $0 for the fiscal years ended 2019 and 2020, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 6, 2021

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 6, 2021